UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)

Annual Report
For the Year Ended
October 31, 2017


Energy Income Partners, LLC
---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Financial Highlights......................................................... 12
Notes to Financial Statements................................................ 13
Report of Independent Registered Public Accounting Firm...................... 19
Additional Information....................................................... 20
Board of Trustees and Officers............................................... 26
Privacy Policy............................................................... 28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust North American Energy Infrastructure Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S. economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for 2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL                            CUMULATIVE
                                                                 TOTAL RETURNS                            TOTAL RETURNS
                                      1 Year Ended    5 Years Ended    Inception (6/20/12)    5 Years Ended     Inception (6/20/12)
                                        10/31/17        10/31/17           to 10/31/17          10/31/17            to 10/31/17
FUND PERFORMANCE
NAV                                       3.06%           6.68%               7.54%               38.15%               47.68%
Market Price                              2.97%           6.62%               7.54%               37.80%               47.66%

INDEX PERFORMANCE
Blended Benchmark(1)                      6.20%           5.51%               6.29%               30.78%               38.74%
S&P 500(R) Index                         23.63%          15.18%              15.11%              102.72%              112.75%
-----------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the most prominent energy Master Limited Partnerships ("MLPs"). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)

-----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                    38.21%
Natural Gas Transmission                         23.46
Crude Oil Transmission                           16.64
Petroleum Product Transmission                   11.60
Propane                                           3.51
Natural Gas Gathering & Processing                3.25
Coal                                              1.88
Other                                             1.45
                                                -------
     Total                                      100.00%
                                                =======

-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Enbridge Energy Management, LLC                   6.67%
TransCanada Corp.                                 4.58
Enterprise Products Partners, L.P.                3.97
NextEra Energy Partners, L.P.                     3.66
Williams (The) Cos., Inc.                         3.50
Enbridge Income Fund Holdings, Inc.               3.32
EQT Midstream Partners, L.P.                      3.25
NextEra Energy, Inc.                              3.19
ONEOK, Inc.                                       3.00
American Electric Power Co, Inc.                  2.91
                                                -------
     Total                                       38.05%
                                                =======

             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  JUNE 20, 2012 - OCTOBER 31, 2017

            First Trust North American       Blended       S&P 500(R)
            Energy Infrastructure Fund      Benchmark        Index
6/20/12              $10,000                 $10,000        $10,000
10/31/12              10,690                  10,609         10,495
4/30/13               12,380                  12,218         12,009
10/31/13              12,138                  12,041         13,347
4/30/14               13,343                  13,356         14,463
10/31/14              14,861                  14,357         15,652
4/30/15               15,005                  13,778         16,340
10/31/15              12,793                  12,019         16,466
4/30/16               13,004                  12,510         16,537
10/31/16              14,330                  13,065         17,208
4/30/17               14,896                  14,103         19,500
10/31/17              14,768                  13,874         21,275

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 1, 2012 through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/1/12 - 10/31/13     226          2          0          0           24          0          0          0
11/1/13 - 10/31/14     231          0          0          0           21          0          0          0
11/1/14 - 10/31/15     158          0          0          0           93          0          0          0
11/1/15 - 10/31/16     213          0          0          0           39          0          0          0
11/1/16 - 10/31/17     209          0          0          0           43          0          0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust North American Energy Infrastructure Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), located in Westport, CT, serves as the investment sub-advisor to the Fund. EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships and other high-payout securities such as pipeline companies, power utilities, Yield-Co's and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2017, EIP has approximately $5.9 billion of assets under management or supervision. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, a sleeve of an actively managed exchange-traded fund, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - CO-PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY INCOME
   PARTNERS, LLC

EVA PAO - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC JOHN TYSSELAND - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

SAUL BALLESTEROS - CO-PORTFOLIO MANAGER, HEAD OF TRADING AND OPERATIONS AND
   PRINCIPAL OF ENERGY INCOME PARTNERS

LINDA LONGVILLE - CO-PORTFOLIO MANAGER, RESEARCH DIRECTOR AND PRINCIPAL OF
   ENERGY INCOME PARTNERS

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The Fund's investment objective is to seek total return. The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by EIP to be engaged in the energy infrastructure sector. These companies principally include publicly traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will invest primarily in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index (the "MLP Index") and the PHLX Utility Sector Index (the "UTY Index"), the total return for energy-related MLPs and utilities for the fiscal year ended October 31, 2017 was -3.39% and 15.68%, respectively. These figures are according to data collected from Alerian Capital Management and Bloomberg. As measured by the S&P 500(R) Index (the "Index"), the broader equity market over the same period returned 23.63%. While share appreciation can be volatile in the short term, we believe that share appreciation will approximate growth in per share quarterly dividends and cash distributions over the long term. Over the last ten years, growth in per share MLP distributions and utility dividends has averaged 0.9% and 3.4%, respectively. Over the reporting period, growth in per share cash distributions of MLPs and utilities was -6.8% and 6.1%, respectively (source: Alerian Capital Management and Bloomberg).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the fiscal year ended October 31, 2017, the Fund provided a total return of 3.06%, including the reinvestment of dividends. This compares, according to collected data, to a total return of 6.20%(1) for the compounded average of the two indices (the "Blended Benchmark") (-3.39% for the MLP Index and 15.68% for the UTY Index), and 23.63% for the Index.

The Fund declared quarterly distributions during the fiscal year as follows:
$0.2447 per share in December 2016; $0.2303 per share in March 2017; $0.2837 per share in June 2017; and $0.2096 per share in September 2017.

The Fund's NAV total return of 3.06% underperformed the 6.20% average return of the Blended Benchmark. Generally, the Fund's MLP positions outperformed their corresponding index (the MLP Index) and the Fund's non-MLP positions underperformed their corresponding index (the UTY Index). The MLP portion of the portfolio outperformed the MLP Index in part due to overweight positions in non-cyclical energy infrastructure MLPs. Volatile crude oil and natural gas prices throughout the fiscal year continued to weigh on cyclical MLPs in the MLP Index in addition to sentiment across the entire energy sector. The non-MLP positions in the Fund underperformed the UTY Index partly due to overweight positions in MLP parents. When comparing the Fund's performance versus the broader equity market, the Fund was impacted by positions in regulated utilities and pipeline-related MLPs that both lagged the performance of the broad markets.

MARKET AND FUND OUTLOOK

Many of the assets held by MLPs were originally constructed decades ago by pipeline and power utilities. When the U.S. deregulated much of the energy industry, these utilities became cyclical commodity companies with too much debt and the resulting financial stress caused divestment of their pipeline assets to the MLP space that was trading at higher valuations. We believe the reverse trend is happening today. Corporate consolidations and simplifications are part of that trend. Corporate simplifications involving pipeline companies and their associated MLPs began late in 2014 and have continued in 2017. These simplifications have involved the acquisition of the subsidiary MLP by the C-Corp parent. While MLPs represented a way for the industry to lower its cost of financing between 2004 through 2014, the severe correction in the price of crude oil in 2014 caused a collapse in MLP valuations as much of the MLP Index had become exposed to commodity prices between 2004 and 2014. MLP distribution cuts and even some bankruptcies followed. Over the last two and a half years, about 40% of the MLPs in the MLP Index have cut or eliminated their dividends (source: Bloomberg, FactSet). Now, MLPs in the MLP Index trade at valuations that are about 40% lower than 2014, while the valuation multiples of non-MLP energy infrastructure companies like utilities have risen (source: Bloomberg, FactSet). MLPs are now, in many cases, a higher-cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, we are now witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated when it no longer reduces a company's cost of equity financing.

While some stand-alone pipeline companies are now seeking a lower cost of financing outside of the MLP structure, some cyclical companies continue to use the MLP structure to finance non-cyclical assets through sponsored entities. In most cases, these sponsored entities formed as MLPs still trade at higher multiples compared to companies in cyclical industries such as refining, oil and gas production, and petrochemicals. Therefore, some of these cyclical energy companies still have an opportunity to lower their financing costs by divesting stable assets, such as pipelines and related storage facilities, to an MLP subsidiary as a way to reduce the overall company's cost of equity financing. The number and size of these sponsored entities has continued to grow with initial public offerings ("IPOs") in 2017, while the number of stand-alone MLPs is declining. Whether from the perspective of a diversified energy company seeking to lower its overall financing costs or the energy industry in its entirety, it is fair to say that generally MLPs are created when they lower the cost of equity financing and eliminated when they don't.

Historically, the pipeline utility industry has moved in very long cycles and we believe the cycle that saw most of U.S. pipeline assets move to the MLP space due to the MLP being a superior financing tool is reversing. In our view, the investment merits of owning these assets (stable, slow-growing earnings with a high dividend payout ratio) have not changed. The Fund continues to seek to invest primarily in energy infrastructure companies, including MLPs, with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most, or all, of an energy infrastructure company's free cash flow.

(1) The total return is the monthly rebalanced return for the MLP Index and UTY Index.

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------
                                                                                        ANNUALIZED
                                                                                       EXPENSE RATIO     EXPENSES PAID
                                                  BEGINNING            ENDING          BASED ON THE       DURING THE
                                                ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                 MAY 1, 2017      OCTOBER 31, 2017        PERIOD          PERIOD (a)
----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY
   INFRASTRUCTURE FUND (EMLP)
Actual                                            $1,000.00          $  991.40             0.95%             $4.77
Hypothetical (5% return before expenses)          $1,000.00          $1,020.42             0.95%             $4.84

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

SHARES      DESCRIPTION                           VALUE
------------------------------------------------------------
            COMMON STOCKS -- 69.5%
            ELECTRIC UTILITIES -- 21.9%
   390,531  Alliant Energy Corp.              $   16,894,371
   723,696  American Electric Power Co.,
               Inc.                               53,850,219
   468,577  Duke Energy Corp.                     41,380,035
    68,172  Edison International                   5,450,351
   791,299  Emera, Inc. (CAD)                     29,809,419
   657,109  Eversource Energy                     41,161,308
 1,295,748  Exelon Corp.                          52,102,027
   577,623  Fortis, Inc. (CAD)                    21,271,893
   811,553  Hydro One Ltd. (CAD) (a)              14,348,906
   258,171  IDACORP, Inc.                         23,759,477
   380,295  NextEra Energy, Inc.                  58,972,346
   651,818  Southern (The) Co.                    34,024,900
   515,658  Xcel Energy, Inc.                     25,535,384
                                              --------------
                                                 418,560,636
                                              --------------
            EQUITY REAL ESTATE INVESTMENT
               TRUSTS -- 0.9%
   205,102  CorEnergy Infrastructure Trust,
               Inc.                                7,400,080
   450,186  InfraREIT, Inc.                       10,084,167
                                              --------------
                                                  17,484,247
                                              --------------
            GAS UTILITIES -- 4.7%
   170,859  Atmos Energy Corp.                    14,905,739
   178,996  Chesapeake Utilities Corp.            14,418,128
   453,074  New Jersey Resources Corp.            20,139,139
   819,208  UGI Corp.                             39,207,295
                                              --------------
                                                  88,670,301
                                              --------------
            MULTI-UTILITIES -- 13.0%
   594,191  ATCO Ltd., Class I (CAD)              21,545,814
   849,972  Canadian Utilities Ltd.,
               Class A (CAD)                      25,668,482
   612,065  CMS Energy Corp.                      29,605,584
   614,715  National Grid PLC, ADR                37,528,351
   418,974  NiSource, Inc.                        11,048,344
 1,072,832  Public Service Enterprise Group,
               Inc.                               52,783,334
   319,227  Sempra Energy                         37,509,173
   488,637  WEC Energy Group, Inc.                32,929,248
                                              --------------
                                                 248,618,330
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 28.7%
 8,578,132  Enbridge Energy Management,
               LLC (b)                           123,525,101
 2,636,689  Enbridge Income Fund Holdings,
               Inc. (CAD)                         61,456,661
   967,283  Enbridge, Inc.                        37,201,704
 1,337,377  Inter Pipeline Ltd. (CAD)             27,201,591
   571,132  Keyera Corp. (CAD)                    16,813,885
 2,843,506  Kinder Morgan, Inc.                   51,495,894
 1,023,900  ONEOK, Inc.                           55,567,053
    61,581  Plains GP Holdings, L.P., Class A      1,256,252
   585,306  Targa Resources Corp.                 24,290,199


SHARES/
UNITS       DESCRIPTION                           VALUE
------------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
 1,787,796  TransCanada Corp.                 $   84,884,554
 2,273,075  Williams (The) Cos., Inc.             64,782,638
                                              --------------
                                                 548,475,532
                                              --------------
            WATER UTILITIES -- 0.3%
    59,774  American Water Works Co., Inc.         5,245,766
                                              --------------
            TOTAL COMMON STOCKS -- 69.5%       1,327,054,812
            (Cost $1,228,851,070)             --------------

            MASTER LIMITED PARTNERSHIPS
               -- 27.4%
            CHEMICALS -- 0.1%
    76,274  Westlake Chemical Partners, L.P.       1,697,096
                                              --------------
            GAS UTILITIES -- 1.3%
   568,966  AmeriGas Partners, L.P.               25,745,711
                                              --------------
            INDEPENDENT POWER AND
               RENEWABLE ELECTRICITY
               PRODUCERS -- 3.5%
 1,722,185  NextEra Energy Partners, L.P. (c)     67,750,758
                                              --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 22.5%
   570,286  Alliance Holdings GP, L.P.            15,814,031
   967,613  Alliance Resource Partners, L.P.      19,061,976
   186,847  BP Midstream Partners, L.P. (d)        3,363,246
   251,590  Buckeye Partners, L.P.                13,361,945
 2,997,552  Enterprise Products Partners, L.P.    73,440,024
   822,728  EQT Midstream Partners, L.P.          60,108,508
   995,180  Holly Energy Partners, L.P.           34,025,204
   557,233  Magellan Midstream Partners, L.P.     38,287,479
   283,143  NGL Energy Partners, L.P.              3,298,616
   400,479  Phillips 66 Partners, L.P.            20,188,146
 1,479,928  Plains All American Pipeline, L.P.    29,554,162
   172,270  Shell Midstream Partners, L.P.         4,377,381
 1,063,282  Spectra Energy Partners, L.P.         45,848,720
   188,226  Tallgrass Energy Partners, L.P.        8,214,183
   782,677  TC PipeLines, L.P.                    41,708,857
   219,427  TransMontaigne Partners, L.P.          9,119,386
   252,711  Williams Partners, L.P.                9,360,416
                                              --------------
                                                 429,132,280
                                              --------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 27.4%             524,325,845
            (Cost $482,962,236)               --------------

            TOTAL INVESTMENTS -- 96.9%         1,851,380,657
            (Cost $1,711,813,306) (e)
            NET OTHER ASSETS AND
               LIABILITIES -- 3.1%                59,595,906
                                              --------------
            NET ASSETS -- 100.0%              $1,910,976,563
                                              ==============


                        See Notes to Financial Statements                 Page 7

(a) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the fiscal year ended October 31, 2017, the Fund received 575,118 PIK shares of Enbridge Energy Management, LLC.

(c) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(d)   Non-income producing security.

(e) Aggregate cost for federal income tax purposes is $1,737,133,863. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $212,173,271 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $97,926,477. The net unrealized appreciation was $114,246,794.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1        LEVEL 2       LEVEL 3
                     ------------------------------------------
Common Stocks*       $1,327,054,812  $         --  $         --
Master Limited
   Partnerships*        524,325,845            --            --
                     ------------------------------------------
Total Investments    $1,851,380,657  $         -- $          --
                     ==========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 8                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value..................................................     $  1,851,380,657
Cash...................................................................           62,080,343
Due from authorized participant........................................            5,860,779
Receivables:
   Capital shares sold.................................................            8,588,248
   Dividends...........................................................            4,039,999
                                                                            ----------------
      Total Assets.....................................................        1,931,950,026
                                                                            ----------------
LIABILITIES:
Due to custodian foreign currency......................................                5,632
Payables:
   Investment securities purchased.....................................           19,452,344
   Investment advisory fees............................................            1,515,487
                                                                            ----------------
      Total Liabilities................................................           20,973,463
                                                                            ----------------
NET ASSETS.............................................................     $  1,910,976,563
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $  1,893,939,739
Par value..............................................................              778,550
Accumulated net investment income (loss)...............................           (9,754,963)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions.......................................         (113,548,610)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation........................................          139,561,847
                                                                            ----------------
NET ASSETS.............................................................     $  1,910,976,563
                                                                            ================
NET ASSET VALUE, per share.............................................     $          24.55
                                                                            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           77,855,000
                                                                            ================
Investments, at cost...................................................     $  1,711,813,306
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $         (5,728)
                                                                            ================


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Dividends..............................................................     $     43,761,380
Foreign tax withholding................................................           (1,925,283)
                                                                            ----------------
   Total investment income.............................................           41,836,097
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................           15,664,593
                                                                            ----------------
   Total expenses......................................................           15,664,593
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................           26,171,504
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................           (5,315,478)
   In-kind redemptions.................................................            2,360,773
   Foreign currency transactions.......................................              (58,894)
                                                                            ----------------
Net realized gain (loss)...............................................           (3,013,599)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................           24,013,283
   Foreign currency translation........................................               (2,608)
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................           24,010,675
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           20,997,076
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     47,168,580
                                                                            ================


Page 10                 See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED           YEAR ENDED
                                                                                 10/31/2017           10/31/2016
                                                                               --------------       --------------
OPERATIONS:
Net investment income (loss)...........................................        $   26,171,504       $   15,954,730
Net realized gain (loss)...............................................            (3,013,599)         (79,122,171)
Net change in unrealized appreciation (depreciation)...................            24,010,675          206,868,786
                                                                               --------------       --------------
Net increase (decrease) in net assets resulting from operations........            47,168,580          143,701,345
                                                                               --------------       --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................           (32,195,764)         (14,680,942)
Return of capital......................................................           (32,255,683)         (31,088,228)
                                                                               --------------       --------------
Total distributions to shareholders....................................           (64,451,447)         (45,769,170)
                                                                               --------------       --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           557,930,381          388,009,619
Cost of shares redeemed................................................            (8,699,809)         (59,521,848)
                                                                               --------------       --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................           549,230,572          328,487,771
                                                                               --------------       --------------
Total increase (decrease) in net assets................................           531,947,705          426,419,946

NET ASSETS:
Beginning of period....................................................         1,379,028,858          952,608,912
                                                                               --------------       --------------
End of period..........................................................        $1,910,976,563       $1,379,028,858
                                                                               ==============       ==============
Accumulated net investment income (loss) at end of period..............        $   (9,754,963)      $   (6,015,082)
                                                                               ==============       ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................            55,705,000           41,355,000
Shares sold............................................................            22,500,000           17,300,000
Shares redeemed........................................................              (350,000)          (2,950,000)
                                                                               --------------       --------------
Shares outstanding, end of period......................................            77,855,000           55,705,000
                                                                               ==============       ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------------------------
                                               2017            2016            2015            2014            2013
                                           ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period        $    24.76      $    23.03      $    27.72      $    23.40      $    21.26
                                            ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.44            0.30            0.39            0.45            0.39
Net realized and unrealized gain (loss)           0.32            2.37           (4.18)           4.71            2.46
                                            ----------      ----------      ----------      ----------      ----------
Total from investment operations                  0.76            2.67           (3.79)           5.16            2.85
                                            ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (0.48)          (0.30)          (0.90)          (0.84)          (0.71)
Return of capital                                (0.49)          (0.64)             --              --              --
                                            ----------      ----------      ----------      ----------      ----------
Total distributions                              (0.97)          (0.94)          (0.90)          (0.84)          (0.71)
                                            ----------      ----------      ----------      ----------      ----------
Net asset value, end of period              $    24.55      $    24.76      $    23.03      $    27.72      $    23.40
                                            ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a)                                  3.06%          12.01%         (13.92)%         22.44%          13.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $1,910,977      $1,379,029      $  952,609      $  946,947      $  433,099
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                         0.95%           0.95%           0.95%           0.95%           0.95%
Ratio of net investment income (loss) to
   average net assets                             1.59%           1.44%           1.47%           1.11%           1.28%
Portfolio turnover rate (b)                         24%             40%             34%              7%             22%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund"), which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in energy infrastructure companies, which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2017

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2017

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the fiscal year ended October 31, 2017, distributions of $23,166,615 received from MLPs have been reclassified as return of capital.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                              2017             2016

Ordinary income...............................   $   32,195,764   $   14,680,942
Capital gain..................................               --               --
Return of capital.............................       32,255,683       31,088,228

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income.................   $           --
Accumulated capital and other gain (loss).....      (97,983,016)
Net unrealized appreciation (depreciation)....      114,241,290

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2017

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $97,983,016.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                    ACCUMULATED
                ACCUMULATED         NET REALIZED
               NET INVESTMENT       GAIN (LOSS)
               INCOME (LOSS)       ON INVESTMENTS      PAID-IN CAPITAL
               --------------      --------------      ---------------
               $    2,284,379      $   (9,890,198)     $     7,605,819

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2017


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), an affiliate of First Trust, to serve as the Fund's investment sub-advisor. In this capacity, EIP is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $392,496,106 and $423,252,667, respectively.

For the fiscal year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales were $543,178,645 and $8,469,172, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2017

Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust North American Energy Infrastructure Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust North American Energy Infrastructure Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 15, 2017

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


          Dividends Received Deduction        Qualified Dividend Income
          ----------------------------        -------------------------
                     80.53%                            100.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of futures, options, forward contracts, swaps and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

ENERGY INFRASTRUCTURE COMPANIES RISK. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services.

Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on NYSE Arca. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on NYSE Arca at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

GEOGRAPHIC REGION RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's sub-advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on NYSE Arca which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

UTILITIES COMPANIES RISK. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust North American Energy Infrastructure Fund (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust on behalf of the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the its investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs investing primarily in MLP securities and that most of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that only one of the peer funds employed an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group, a blended benchmark index and a broad-based index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average for the one- and three-year periods ended December 31, 2016. The Board also noted that the Fund outperformed the blended benchmark index for the one- and three-year periods ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in personnel and infrastructure. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's ownership interest in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust North American Energy Infrastructure Fund it manages (the "Fund") in certain member states in the European economic area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $630,232. This figure is comprised of $26,577 paid (or to be paid) in fixed compensation and $603,655 paid (or to be paid) in variable compensation. There were a total of 13 beneficiaries of the remuneration described above. Those amounts include $442,724 paid (or to be paid) to senior management of First Trust Advisors L.P. and $187,508 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND           APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                               Inc., ADM
  Suite 400                                                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial           151        Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Inception                                                               Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                              Transport Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             151        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Inception   L.P.; Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B: 01/66                                                                L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Year Ended
October 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 23
Statement of Operations...................................................... 24
Statements of Changes in Net Assets.......................................... 25
Financial Highlights......................................................... 26
Notes to Financial Statements................................................ 27
Report of Independent Registered Public Accounting Firm...................... 33
Additional Information....................................................... 34
Board of Trustees and Officers............................................... 40
Privacy Policy............................................................... 42

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust Senior Loan Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S. economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for 2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund seeks to outperform each of the S&P/LSTA Leveraged Loan 100 Index and the Markit iBoxx USD Liquid Leveraged Loan Index by investing at least 80% of its net assets (including investment borrowings) in, under normal market conditions, first lien senior floating rate bank loans ("Senior Loans"). The S&P/LSTA U.S. Leveraged Loan 100 Index (the "Primary Index") is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The Primary Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The Markit iBoxx USD Leveraged Loan Index (the "Secondary Index") selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the Primary or Secondary Index. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the time of investment. The Fund is not diversified.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this means that in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch, Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Senior Loans included in the Fund's portfolio often maintain an average interest rate duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities), (2) warrants and equity securities issued by a borrower or its affiliates, and/or (3) securities of other investment companies.

------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                        AVERAGE ANNUAL          CUMULATIVE
                                                                                        TOTAL RETURNS         TOTAL RETURNS
                                                                      1 Year Ended    Inception (5/1/13)    Inception (5/1/13)
                                                                        10/31/17         to 10/31/17           to 10/31/17
FUND PERFORMANCE
NAV                                                                      3.43%              2.98%                 14.14%
Market Price                                                             3.51%              3.02%                 14.32%

INDEX PERFORMANCE
Markit iBoxx USD Liquid Leveraged Loan Index                             3.10%              2.47%                 11.62%
S&P/LSTA Leveraged Loan 100 Index                                        4.42%              3.06%                 14.53%
------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
INDUSTRY CLASSIFICATION                 SECURITIES(1)
-------------------------------------------------------
Hotels, Restaurants & Leisure               16.5%
Health Care Providers & Services            15.9
Software                                    10.3
Media                                        7.9
Pharmaceuticals                              5.4
Life Sciences Tools & Services               4.1
Diversified Financial Services               3.8
Containers & Packaging                       3.7
Electric Utilities                           3.6
Professional Services                        3.4
Insurance                                    3.3
Food & Staples Retailing                     3.2
Diversified Telecommunication Services       2.5
Food Products                                2.1
Commercial Services & Supplies               2.0
Auto Components                              1.5
Real Estate Management & Development         1.3
Building Products                            1.2
Capital Markets                              1.2
Health Care Equipment & Supplies             1.1
Trading Companies & Distributors             1.1
Technology Hardware, Storage, &
   Peripherals                               1.1
Diversified Consumer Services                1.1
Specialty Retail                             0.8
Aerospace & Defense                          0.4
Chemicals                                    0.3
Semiconductors & Semiconductor
   Equipment                                 0.3
Oil, Gas & Consumable Fuels                  0.3
Equity Real Estate Investment Trusts         0.2
Health Care Technology                       0.2
Construction Materials                       0.1
Wireless Telecommunication Services          0.1
Independent Power and Renewable
   Electricity Producers                     0.0*
Industrial Conglomerates                     0.0*
                                          --------
     Total                                 100.0%
                                          ========

* Amount represents less than 0.1%.

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
ASSET CLASSIFICATION                    SECURITIES(1)
-------------------------------------------------------
Senior Floating-Rate Loan Interests         90.8%
Corporate Bonds                              7.6
Foreign Corporate Bonds                      1.6
Rights                                       0.0*
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)       DEBT SECURITIES(1)
-------------------------------------------------------
BBB-                                         5.9%
BB+                                          2.8
BB                                           6.1
BB-                                         19.2
B+                                          25.8
B                                           20.9
B-                                           9.3
CCC+                                         3.7
CCC                                          1.0
CCC-                                         0.3
D                                            0.5
Not Rated                                    4.5
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
TOP 10 ISSUERS                          SECURITIES(1)
-------------------------------------------------------
Energy Future Intermediate Holding Co.       3.3%
MultiPlan, Inc. (MPH Acquisition
   Holdings LLC)                             3.3
Valeant Pharmaceuticals International,
   Inc.                                      3.1
Caesars Entertainment Resort Properties
   LLC                                       3.1
Caesars Growth Partners LLC                  3.1
Reynolds Group Holdings, Inc.                3.0
CHS/Community Health Systems, Inc.           2.8
BMC Software Finance, Inc.                   2.8
Amaya Holdings B.V.                          2.5
AlixPartners LLP                             2.5
                                          --------
     Total                                  29.5%
                                          ========

(1) Percentages are based on long-term positions. Money market funds are excluded.

(2) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MAY 1, 2013 - OCTOBER 31, 2017

            First Trust Senior     Markit iBoxx USD Liquid     S&P/LSTA Leveraged
                Loan Fund           Leveraged Loan Index         Loan 100 Index
5/1/13           $10,000                   $10,000                  $10,000
10/31/13          10,092                    10,103                   10,122
4/30/14           10,275                    10,323                   10,338
10/31/14          10,385                    10,389                   10,434
4/30/15           10,637                    10,594                   10,589
10/31/15          10,567                    10,280                   10,268
4/30/16           10,763                    10,484                   10,527
10/31/16          11,034                    10,826                   10,968
4/30/17           11,247                    11,026                   11,260
10/31/17          11,414                    11,161                   11,452

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 2, 2013 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
5/2/13 - 10/31/13       97         20          4           0           7          0          0           0
11/1/13 - 10/31/14     197          0          0           0          54          1          0           0
11/1/14 - 10/31/15     180         20          1           0          50          0          0           0
11/1/15 - 10/31/16     185          2          0           0          65          0          0           0
11/1/16 - 10/31/17     231          0          0           0          21          0          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2017, the First Trust Leveraged Finance Team managed or supervised approximately $4.1 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITs fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

The First Trust Senior Loan Fund (the "Fund") is an actively managed exchanged-traded fund. The Fund's primary investment objective is to provide high current income, with a secondary objective of preservation of capital.

MARKET RECAP

For the 12-month period ending October 31, 2017, equities posted a strong return with the S&P 500(R) Index up 23.63%. Interest rates, as measured by the 10-year U.S. Treasury bond, finished at 2.38% as of October 31, 2017, up from 1.83% at the start of the fiscal year. Overall, positive equity market returns, generally positive risk sentiment supported by relatively benign volatility, recent optimism surrounding the release of the GOP tax plan, and a stabilization in commodity prices have provided a firm backdrop for credit markets, in our view. Senior loans, as measured by the S&P/LSTA Leveraged Loan 100 Index, were up 4.42% in the period while high-yield bonds, as measured by the ICE BofAML US High Yield Constrained Index, were up 9.14%.

High-Yield Bond Market

The ICE BofAML US High Yield Constrained Index returned 9.14% for the 12-month period ending October 31, 2017, which compares to 10.18% for the prior 12-month period. Additionally, the high-yield bond market experienced positive total returns in nine of the 12 months in the period.

High-yield bond spreads over U.S. Treasuries tightened 140 basis points ("bps") to end the 12-month period at T+351 bps as of October 31, 2017. The long-term average spread over U.S. Treasuries is T+584 bps (December 1997 - October 2017).

Lower quality high-yield bonds outperformed higher quality high-yield bonds in the period, which was a continuation of the trend in the prior 12-month period. Lower quality CCC rated issues and below returned 14.62%, significantly outperforming the higher quality B rated issues' return of 9.12% and BB rated issues' return of 7.69% during the fiscal period. The average price of high-yield bonds in the market entered the period at $99.10 and increased steadily for the better part of the year to end the period with an average price of $101.58, as of October 31, 2017.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 5.06% for the 12-month period ending October 31, 2017, which compares to 6.54% for the fiscal year period, ending October 31, 2016. The senior loan market experienced positive total returns in 10 of the 12 months in the period.

Senior loan spreads over 3-month London Interbank Offered Rate ("LIBOR") declined 85 bps during the period to L+407 bps. This compares favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) but is inside the long-term average spread of L+522 (December 1997 - October 2017).

Lower quality senior loans outperformed higher quality senior loans in the period, which was a continuation of the trend in the prior year period. Lower quality CCC rated issues returned 15.22%, significantly outperforming the higher quality B rated issues return of 5.13% and BB rated issues return of 3.97% during the fiscal period ending October 31, 2017. The average price of senior loans in the market began the period at $97.17 and increased to end the period with an average price of $98.16.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)


Default Rates

During the 12-month period ending October 31, 2017, default rates decreased within both the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index. The last twelve months ("LTM") default rate within the high-yield bond market ended the period at 1.18% compared to the 3.59% default rate one year ago. Default activity declined during the period driven by the stabilization in commodity prices. The senior loan LTM default rate ended the period at 1.51% compared to the 1.95% default rate one year ago. We continue to believe the low default rates in both high-yield bonds and senior loans are reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.

FUND PERFORMANCE

The Fund returned 3.43% on a net asset value ("NAV") basis and 3.51% on a market price basis over the last 12 months, underperforming the S&P/LSTA Leveraged Loan 100 Index return of 4.42% over the same period.

The Fund's most recent monthly distribution, on October 31, 2017, of $0.14 per share is $0.01/share lower than the monthly distribution paid in October 2016. At the end of the period, the effective yield based on the distributions for the trailing 12 months was 3.51% based on NAV. As senior loan and high-yield bond prices have increased, their yields have decreased. Additionally, a significant repricing and refinancing wave experienced over the last year has driven spreads down to L+407, or 85 bps tighter than where they began the period. While new issue volume in the loan market has been robust at $798 billion in 2017 to date, which compares to the previous annual high of $670 billion in 2013, 72% of the volume was either a repricing (coupon reduction) or refinancing. The refinancing rate has continued to weigh on the yield to investors given that the LIBOR increases that have come from the Federal Reserve (the "Fed") rate hikes haven't been enough to offset the spread decline from the refinancing activity. Over the last year, 3-month LIBOR only increased by 50 bps. This increase was not enough to offset the overall decline in spread during the period. We believe these trends have been the primary drivers of the Fund's lower monthly distribution relative to the prior year period.

The Fund's allocation to high-yield bonds was the main driver contributing positively to returns in the period as high-yield bonds outperformed senior loans. The Fund entered the period with a 6.77% allocation to high-yield bonds and ended the period with a 9.24% allocation to high-yield bonds. High-yield bond spreads tightened more dramatically than senior loans over the past year, primarily driven by the stabilization of commodity prices. Additionally, although the healthcare industry was under pressure, the Fund's selection within the industry was marginally accretive. Specifically, hospitals experienced above average volatility given the new Administration's attempts to repeal the Affordable Care Act. For reference, the healthcare industry returned 5.95% over the period in the broader S&P/LSTA Leveraged Loan Index. More than offsetting those benefits to performance was the Fund's above average level of cash during the period due to the significant growth of the Fund as the assets grew by over 125% relative to the prior year. In addition, the Fund's underweight position within the Oil and Gas industry proved to be a headwind as Oil and Gas was one of the best performing industries over the period with a 12.59% total return in the broader S&P/LSTA Leveraged Loan Index. We tend to underweight commodity sensitive businesses in the Fund given our disciplined selection criteria which favors more stable business profiles. Finally, the Fund's selection within the Retail industry, including food retailers, detracted from performance as sentiment turned negative for the better part of the period due to growing competition from e-commerce companies, namely Amazon.

MARKET AND FUND OUTLOOK

While spreads within the high-yield bond market are in fact tight relative to historical norms, we believe there is room for further tightening throughout the cycle given that spreads remain wide of the tight spreads experienced at the top of the last cycle of T+245 in May 2007. Moreover, the default rate within the high-yield bond market has been declining. We believe the low default rate is reflective of the relatively sound financial condition of most companies and the strong backdrop of a healthy macroeconomic environment.

We believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher during the rest of 2017 and into 2018. Importantly, the default rate for senior loans remains low, at 1.51% and we believe it is likely to remain low given the overall health of the U.S. economy. This is below the long-term average default rate of 3.04% (March 1999 - October 2017).

We remain confident that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own high-yield bonds and senior loans. We also believe that the current cycle continues to have a long runway. Specifically, we believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well positioned as we move through 2018. We also believe that high-yield bonds should continue to perform well given their mid-cycle valuations and declining default rate. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                               $1,000.00          $1,014.80             0.85%             $4.32
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92             0.85%             $4.33

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 85.8%

                  AEROSPACE & DEFENSE -- 0.4%
$      2,965,495  TransDigm, Inc., Term Loan F - Extended,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.24%        06/09/23    $     2,977,001
       1,596,912  TransDigm, Inc., Term Loan F - Extended,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.33%        06/09/23          1,603,108
                                                                                                                 ---------------
                                                                                                                       4,580,109
                                                                                                                 ---------------
                  AGRICULTURAL PRODUCTS -- 0.0%
         142,105  Dole Foods Co., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      3.99%        04/06/24            142,638
         284,210  Dole Foods Co., Term Loan B,
                     2 Mo. LIBOR + 2.75%, 1.00% Floor.............................      4.02%        04/06/24            285,276
          20,842  Dole Foods Co., Term Loan B,
                     3 Mo. LIBOR + 2.75%, 1.00% Floor.............................      4.08%        04/06/24             20,920
              30  Dole Foods Co., Term Loan B,
                     Prime Rate + 1.75%, 1.00% Floor..............................      6.00%        04/06/24                 30
                                                                                                                 ---------------
                                                                                                                         448,864
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.4%
       4,974,718  Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.49%        02/22/24          4,991,582
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 3.5%
       3,625,200  CCC Information Resources, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.25%        03/31/24          3,638,795
       1,883,268  Hyland Software, Term 3 Loan,
                     1 Mo. LIBOR + 3.25%, 0.75% Floor.............................      4.49%        07/01/22          1,900,538
      10,441,695  Infor (US), Inc., Term Loan B,
                     3 Mo. LIBOR + 2.75%, 1.00% Floor.............................      4.08%        02/02/22         10,452,554
       1,375,247  Informatica Corp. (Ithacalux S.A.R.L.), Dollar Term Loan,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.83%        08/05/22          1,377,544
      12,225,240  JDA Software Group (RP Crown Parent, Inc.), Term Loan B,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.24%        10/12/23         12,276,219
       2,763,155  Kronos, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.81%        11/01/23          2,781,613
       1,231,733  LANDesk Software, Inc., Term Loan B,
                     1 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.50%        01/18/24          1,200,940
       2,003,350  Micro Focus International (MA Finance LLC), Seattle Spinco,
                     Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor................      3.99%        06/21/24          2,009,621
         296,650  Micro Focus International (MA Finance LLC), Term Loan B3,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      3.99%        06/21/24            297,578
          23,379  Mitchell International, Inc., Initial Term Loan,
                     2 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.81%        10/13/20             23,593
       9,238,773  Mitchell International, Inc., Initial Term Loan,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.88%        10/13/20          9,323,493
       1,881,000  Qlik Technologies (Project Alpha Intermediate Holdings, Inc.),
                     Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor................      5.04%        04/26/24          1,837,511
                                                                                                                 ---------------
                                                                                                                      47,119,999
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 1.1%
       2,929,451  American Beacon Advisors, Inc. (Resolute Investment Managers),
                     Term Loan B, 2 Mo. LIBOR + 3.25%, 1.00% Floor................      4.58%        04/30/22          2,949,606
       1,835,400  First Eagle Investment Management, Term Loan B,
                     2 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.36%        12/01/22          1,849,734


Page 8                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ASSET MANAGEMENT & CUSTODY BANKS (CONTINUED)
$        641,569  Guggenheim Partners Investment Management Holdings LLC,
                     Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor................      3.99%        07/22/23    $       644,777
       4,720,745  Victory Capital Holdings (VCH Holdings LLC), Initial Term
                     Loan, 3 Mo. LIBOR + 5.25%, 1.00% Floor.......................      6.58%        10/29/21          4,797,458
       4,438,875  Virtus Investment Partners, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.75%, 0.75% Floor.............................      5.07%        06/01/24          4,483,264
                                                                                                                 ---------------
                                                                                                                      14,724,839
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 1.4%
      18,567,914  Gates Global LLC, Term Loan B,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.58%        03/30/24         18,686,378
         317,329  Tower Automotive Holdings USA LLC, Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      4.00%        03/06/24            318,385
                                                                                                                 ---------------
                                                                                                                      19,004,763
                                                                                                                 ---------------
                  AUTOMOTIVE RETAIL -- 0.1%
       1,120,086  KAR Auction Services, Inc., Term Loan B5,
                     3 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.88%        03/09/23          1,127,557
                                                                                                                 ---------------
                  BROADCASTING -- 3.1%
         318,894  Nexstar Broadcasting, Inc., Mission Term Loan,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      3.74%        01/17/24            320,661
       2,539,890  Nexstar Broadcasting, Inc., Nexstar Term Loan,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      3.74%        01/17/24          2,553,961
       4,416,625  Sinclair Television Group, Inc., Term Loan B-2,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.50%        01/03/24          4,426,562
       4,849,986  Tribune Media Co., Extended Term Loan C,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.24%        01/27/24          4,857,552
           9,726  Tribune Media Co., Term B Loan,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.24%        12/27/20              9,736
      29,269,732  Univision Communications, Inc., Term Loan C5,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      3.99%        03/15/24         29,159,971
                                                                                                                 ---------------
                                                                                                                      41,328,443
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 1.1%
         487,512  Beacon Roofing Supply, Term Loan B,
                     3 Mo. LIBOR + 2.25%, 0.00%  Floor............................      3.63%        01/02/25            490,559
       2,674,739  Jeld-Wen, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.33%        07/01/22          2,694,799
      11,694,171  Quikrete Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      3.99%        11/15/23         11,746,094
                                                                                                                 ---------------
                                                                                                                      14,931,452
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 1.2%
         917,700  Cable One, Inc., Term Loan B,
                     3 Mo. LIBOR + 1.75%, 0.00% Floor.............................      3.07%        05/01/24            921,141
       2,985,000  Cablevision Systems Corp. (CSC Holdings, Inc.), Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.49%        07/17/25          2,980,195
       2,494,758  Charter Communications Operating LLC, Term Loan E (First
                     Lien), 1 Mo. LIBOR + 2.00%, 0.00% Floor......................      3.25%        07/01/20          2,505,834
       2,481,108  Charter Communications Operating LLC, Term Loan H,
                     1 Mo. LIBOR + 2.00%, 0.00% Floor.............................      3.25%        01/15/22          2,491,355
         995,000  Mediacom Broadband LLC, Term Loan K,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................      3.46%        02/15/24            997,179


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  CABLE & SATELLITE (CONTINUED)
$      3,784,615  UPC Financing Partnership, Term Loan AR,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      3.73%        01/15/26    $     3,795,667
       2,460,000  Virgin Media Finance PLC, Term Loan I,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      3.99%        01/31/25          2,469,225
                                                                                                                 ---------------
                                                                                                                      16,160,596
                                                                                                                 ---------------
                  CASINOS & GAMING -- 12.1%
      31,526,645  Amaya Holdings B.V., Term Loan B,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.80%        08/01/21         31,734,406
         761,200  Aristocrat Technologies, Incremental 2024 Term Loan,
                     3 Mo. LIBOR + 2.00%, 0.00% Floor.............................      3.36%        09/30/24            764,625
      35,638,125  Caesars Entertainment Resort Properties LLC, Term Loan B,
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.74%        10/04/20         35,657,370
      37,033,094  Caesars Growth Partners LLC, 2017 Term Loan,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.24%        05/08/21         37,040,870
      24,300,000  Caesars Resort Collection, Term Loan B,
                     3 Mo. LIBOR + 2.75%, 0.00% Floor.............................      3.88%        09/28/24         24,447,501
       6,978,255  CityCenter Holdings LLC, Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.74%        04/15/24          7,007,075
       1,867,785  Golden Nugget, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 0.75% Floor.............................      4.49%        10/04/23          1,886,201
       2,465,266  Golden Nugget, Term Loan B,
                     2 Mo. LIBOR + 3.25%, 0.75% Floor.............................      4.55%        10/04/23          2,489,573
         705,149  MGM Growth Properties Operating Partnership LP, Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.49%        04/25/23            708,801
         829,167  Penn National Gaming, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.74%        01/13/24            834,349
       5,048,578  Station Casinos, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.74%        06/08/23          5,064,128
      14,274,960  VICI Properties (Caesars), Term Loan B,
                     1 Mo. LIBOR + 3.50%, 0.00% Floor.............................      4.75%        10/15/22         14,285,095
                                                                                                                 ---------------
                                                                                                                     161,919,994
                                                                                                                 ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
         843,009  Arch Coal, Inc., Initial Term Loan,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.49%        03/07/24            850,916
         877,208  Peabody Energy Corp., Term Loan B,
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.74%        03/31/22            882,963
                                                                                                                 ---------------
                                                                                                                       1,733,879
                                                                                                                 ---------------
                  COMMERCIAL PRINTING -- 0.0%
         485,100  Multi-Color Corp, Term Loan B,
                     3 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.49%        11/01/24            488,132
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS -- 0.1%
         937,305  Summit Materials, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      3.99%        07/17/22            942,385
                                                                                                                 ---------------
                  DIVERSIFIED CHEMICALS -- 0.1%
       1,105,263  Ineos US Finance LLC, Term Loan B,
                     2 Mo. LIBOR + 2.75%, 0.00% Floor.............................      4.01%        03/31/24          1,105,959
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  DIVERSIFIED SUPPORT SERVICES -- 1.2%
$      7,442,028  Brickman Group Holdings, Inc, Initial Term Loan (First Lien),
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.24%        12/18/20    $     7,485,415
          42,261  Brickman Group Holdings, Inc, Initial Term Loan (First Lien),
                     2 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.31%        12/18/20             42,508
       8,538,698  Brickman Group Holdings, Inc, Initial Term Loan (First Lien),
                     3 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.38%        12/18/20          8,588,478
         406,505  Brickman Group Holdings, Inc., Term Loan (Second Lien),
                     1 Mo. LIBOR + 6.50%, 1.00% Floor.............................      7.74%        12/18/21            407,741
                                                                                                                 ---------------
                                                                                                                      16,524,142
                                                                                                                 ---------------
                  EDUCATION SERVICES -- 0.0%
         221,698  Bright Horizons Family Solutions, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................      3.49%        11/03/23            222,918
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 3.4%
       3,216,790  Dayton Power & Light Co., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 0.75% Floor.............................      4.50%        08/24/22          3,255,006
      41,763,370  Energy Future Intermediate Holding Co., DIP Term Loan,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.24%        06/28/18         42,033,161
                                                                                                                 ---------------
                                                                                                                      45,288,167
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.4%
       4,015,120  PSSI (Packers Holdings LLC), Term Loan B (First Lien),
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.73%        12/01/21          4,055,271
         883,770  ServiceMaster Co., Tranche C Term Loan,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      3.74%        11/02/23            887,526
         770,040  WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                     (First Lien), 3 Mo. LIBOR + 3.75%, 1.00% Floor...............      5.08%        01/15/21            775,816
                                                                                                                 ---------------
                                                                                                                       5,718,613
                                                                                                                 ---------------
                  FOOD DISTRIBUTORS -- 0.2%
       1,293,500  TKC Holdings, Inc., Term Loan B,
                     2 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.52%        01/31/23          1,306,435
       1,185,000  US Foods, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      4.00%        06/27/23          1,194,136
                                                                                                                 ---------------
                                                                                                                       2,500,571
                                                                                                                 ---------------
                  FOOD RETAIL -- 1.1%
       7,272,290  Albertsons LLC, Term Loan B5,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.33%        12/21/22          7,035,141
       8,321,231  Albertsons LLC, Term Loan B6,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.32%        06/22/23          8,054,286
                                                                                                                 ---------------
                                                                                                                      15,089,427
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 1.0%
       6,523,406  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor..................      4.49%        06/08/20          6,524,776
       6,676,216  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor..................      4.59%        06/08/20          6,677,618
         448,875  Kinetic Concepts, Inc. (Acelity L.P., Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.58%        01/31/24            448,202
                                                                                                                 ---------------
                                                                                                                      13,650,596
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE FACILITIES -- 4.3%
$        268,276  Acadia Healthcare Co., Inc., Term Loan B1,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      3.99%        02/11/22    $       269,786
       2,208,370  Acadia Healthcare Co., Inc., Term Loan B2,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      3.99%        02/16/23          2,218,727
      31,070,235  CHS/Community Health Systems, Inc., Incremental 2021 Term H
                     Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor.......................      4.32%        01/27/21         30,028,761
       2,024,612  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B,
                     3 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.32%        06/01/22          2,030,949
             572  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B,
                     Prime Rate + 2.00%, 1.00% Floor..............................      6.25%        06/01/22                574
       5,719,384  HCA, Inc., Term Loan B-8,
                     Mo. LIBOR + 2.25%, 0.00% Floor...............................      3.49%        02/15/24          5,755,131
      16,226,273  Kindred Healthcare, Inc., New Term Loan,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.88%        04/09/21         16,266,839
       1,100,248  National Veterinary Associates (NVA Holdings, Inc.), Term
                     Loan B2, 3 Mo. LIBOR + 3.50%, 1.00% Floor....................      4.83%        08/14/21          1,109,875
                                                                                                                 ---------------
                                                                                                                      57,680,642
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 4.1%
       1,175,053  21st Century Oncology, Inc., Tranche B Term Loan,
                     3 Mo. LIBOR + 6.13%, 1.00% Floor (c).........................      7.47%        04/30/22          1,104,550
         313,133  Air Medical Group Holdings, Inc., New Term Loan B,
                     1 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.49%        09/30/24            314,505
         296,252  Air Medical Group Holdings, Inc., Term Loan B1,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................      5.24%        04/28/22            297,362
       4,044,478  Air Methods Corp. (ASP AMC Intermediate Holdings, Inc.),
                     Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor................      4.83%        04/30/24          4,034,366
       3,567,517  CareCore National LLC, Term Loan B,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................      5.24%        03/06/21          3,571,976
           6,562  CHG Healthcare Services, Inc., Term Loan B,
                     2 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.56%        06/07/23              6,619
       2,578,939  CHG Healthcare Services, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.63%        06/07/23          2,601,505
       4,200,758  Curo Health Services Holdings, Inc., Term Loan B,
                     3 Mo. LIBOR + 4.00%, 1.00% Floor.............................      5.31%        02/05/22          4,203,405
       6,524,415  DuPage Medical Group, Initial Term Loan,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.32%        08/15/24          6,548,881
       3,160,090  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                     Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75% Floor................      4.25%        12/01/23          3,171,941
       2,772,053  ExamWorks Group, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.49%        07/27/23          2,794,007
       3,238,803  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan (First
                     Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor......................      5.57%        07/01/21          2,704,400
       4,714,286  Surgery Centers Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.50%        06/30/24          4,670,679
      14,168,800  Team Health, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      3.99%        01/31/24         14,044,824
       5,435,628  U.S. Renal Care, Inc., Term Loan B,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.58%        12/30/22          5,246,359
                                                                                                                 ---------------
                                                                                                                      55,315,379
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 0.0%
         433,989  ConvaTec, Inc., Term Loan B,
                     3 Mo. LIBOR + 2.25%, 0.75% Floor.............................      3.58%        10/31/23            434,532
                                                                                                                 ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE TECHNOLOGY -- 0.9%
$      9,950,000  Change Healthcare Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      3.99%        02/02/24    $    10,002,536
       2,419,551  Cotiviti Corp., Term Loan B,
                     3 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.84%        09/28/23          2,424,099
                                                                                                                 ---------------
                                                                                                                      12,426,635
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.6%
       3,633,369  Extended Stay America (ESH Hospitality, Inc.), Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      3.74%        08/30/23          3,654,043
       3,684,656  Four Seasons Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.74%        11/30/23          3,709,085
                                                                                                                 ---------------
                                                                                                                       7,363,128
                                                                                                                 ---------------
                  HOUSEHOLD APPLIANCES -- 0.2%
         336,271  Traeger Grills, Delayed Draw Term Loan (d)......................    2.50% (e)      09/25/24            339,634
       2,143,729  Traeger Grills, Closing Date Term Loan,
                     3 Mo. LIBOR + 5.00%, 1.00% Floor.............................      6.33%        09/25/24          2,165,166
                                                                                                                 ---------------
                                                                                                                       2,504,800
                                                                                                                 ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.2%
       2,351,250  Tempo Acquisition, Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      4.24%        05/01/24          2,358,116
                                                                                                                 ---------------
                  HYPERMARKETS & SUPER CENTERS -- 1.6%
      20,619,376  BJ's Wholesale Club, Inc., Term Loan (First Lien),
                     1 Mo. LIBOR + 3.75%, 1.00% Floor.............................      4.99%        01/31/24         20,078,118
       1,799,866  BJ's Wholesale Club, Inc., Term Loan (Second Lien),
                     1 Mo. LIBOR + 7.50%, 1.00% Floor.............................      8.73%        01/26/25          1,736,870
                                                                                                                 ---------------
                                                                                                                      21,814,988
                                                                                                                 ---------------
                  INDUSTRIAL CONGLOMERATES -- 0.0%
         279,070  Accudyne Industries, Term Loan B,
                     3 Mo. LIBOR + 3.75%, 1.00% Floor.............................      5.08%        08/15/24            281,093
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 3.1%
         571,429  Amwins Group LLC, Term Loan B (Second Lien),
                     1 Mo. LIBOR + 6.75%, 1.00% Floor.............................      7.99%        01/25/25            581,429
         719,126  Confie Seguros Holding II Co., Term Loan B,
                     1 Mo. LIBOR + 5.75%, 1.00% Floor.............................      6.99%        04/19/22            712,387
      14,439,997  HUB International Ltd., Initial Term Loan (New),
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.31%        10/02/20         14,547,142
      10,434,039  National Financial Partners Corp., Term Loan B,
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.74%        01/08/24         10,535,145
      15,089,870  USI, Inc. (Compass Investors, Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.00% Floor.............................      4.31%        05/15/24         15,121,257
                                                                                                                 ---------------
                                                                                                                      41,497,360
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.9%
      18,697,830  Century Link (Qwest), Term Loan B...............................      2.75%        01/31/25         18,448,587
       6,460,016  Numericable U.S. LLC (Altice France S.A.), Term Loan B12,
                     3 Mo. LIBOR + 3.00%, 0.00% Floor.............................      4.35%        01/06/26          6,461,502
                                                                                                                 ---------------
                                                                                                                      24,910,089
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  LEISURE FACILITIES -- 1.5%
$     14,520,000  ClubCorp Club Operations, Inc. , Term Loan B,
                     3 Mo. LIBOR + 3.25%, 0.00% Floor.............................      4.59%        08/31/24    $    14,574,450
       4,387,797  Planet Fitness Holdings LLC, Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.24%        03/31/21          4,420,706
       1,431,874  Planet Fitness Holdings LLC, Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................      4.33%        03/31/21          1,442,613
                                                                                                                 ---------------
                                                                                                                      20,437,769
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 3.8%
       1,728,822  Immucor, Inc., Term Loan B,
                     2 Mo. LIBOR + 5.00%, 1.00% Floor.............................      6.31%        07/30/21          1,760,702
       3,806,000  IMS Health (Quintiles International), Term B-2 Loan,
                     3 Mo. LIBOR + 2.00%, 0.00% Floor.............................      3.32%        01/17/25          3,831,158
      11,430,289  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                     Initial Term Loan, 3 Mo. LIBOR + 3.75%, 1.00% Floor..........      5.08%        06/30/21         11,482,754
         484,000  Parexel, Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      4.24%        09/27/24            488,322
       8,672,695  Pharmaceutical Product Development, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      3.99%        08/18/22          8,718,747
       9,652,025  Pharmaceutical Product Development, Inc., Term Loan B,
                     3 Mo. LIBOR + 2.75%, 1.00% Floor.............................      4.08%        08/18/22          9,703,277
      14,992,027  Sterigenics International (STHI Intermediate Holding Corp.),
                     Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor................      4.24%        05/15/22         14,992,027
                                                                                                                 ---------------
                                                                                                                      50,976,987
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 2.3%
      30,197,118  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term Loan B,
                     3 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.33%        06/07/23         30,477,649
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.6%
       3,517,531  Berlin Packaging LLC, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.49%        10/01/21          3,541,731
       1,142,055  Berlin Packaging LLC, Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.50%        10/01/21          1,149,913
       2,786,615  Berlin Packaging LLC, Term Loan B,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.59%        10/01/21          2,805,787
                                                                                                                 ---------------
                                                                                                                       7,497,431
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 1.3%
       1,409,350  AMC Entertainment, Inc., 2016 Incremental Term Loan,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.49%        12/15/23          1,406,531
         212,333  AMC Entertainment, Inc., Initial Term Loan,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.49%        12/15/22            212,284
       2,927,875  Creative Artists Agency LLC (CAA Holdings LLC), Term Loan B,
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.74%        02/15/24          2,957,154
      12,804,461  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD) Loan,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.24%        02/01/24         12,897,806
                                                                                                                 ---------------
                                                                                                                      17,473,775
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
         377,825  American Energy Marcellus Holdings LLC (Ascent Resources -
                     Marcellus LLC), Initial Loan (First Lien),
                     2 Mo. LIBOR + 4.25%, 1.00% Floor (f).........................      5.49%        08/04/20            277,890


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
$        361,111  American Energy Marcellus Holdings LLC (Ascent Resources -
                     Marcellus LLC), Initial Loan (Second Lien),
                     1 Mo. LIBOR + 7.50%, 1.00% Floor (f).........................      8.74%        08/04/21    $        22,346
                                                                                                                 ---------------
                                                                                                                         300,236
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.9%
       6,343,995  First Data Corp., Term Loan 2024,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................      3.74%        04/26/24          6,368,927
       1,967,070  iPayment, Inc., Term Loan B,
                     3 Mo. LIBOR + 6.00%, 1.00% Floor.............................      7.35%        04/11/23          1,986,741
       3,160,000  Wex, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      3.99%        07/01/23          3,193,306
                                                                                                                 ---------------
                                                                                                                      11,548,974
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 1.8%
       8,191,814  Amplify Snack Brands, Inc., Term Loan B,
                     1 Mo. LIBOR + 5.50%, 1.00% Floor.............................      6.74%        08/31/23          8,138,075
         701,100  Blue Buffalo Company, Ltd., Term Loan B,
                     1 Mo. LIBOR + 2.00%, 0.00% Floor.............................      3.24%        05/22/24            705,047
      10,350,623  New HB Acquisition LLC (Hostess), Term Loan B,
                     1 Mo. LIBOR + 2.50%, 0.75% Floor.............................      3.74%        08/03/22         10,402,376
       4,237,288  Post Holdings, Inc., Series A Incremental Term Loan,
                     3 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.63%        05/30/24          4,257,712
                                                                                                                 ---------------
                                                                                                                      23,503,210
                                                                                                                 ---------------
                  PAPER PACKAGING -- 2.7%
      36,132,577  Reynolds Group Holdings, Inc., 2017 Incremental US Term Loan,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................      3.99%        02/05/23         36,335,642
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 4.1%
       1,128,313  Akorn, Inc., Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor.............      5.50%        04/16/21          1,132,545
       3,353,588  Amneal Pharmaceuticals LLC, Term Loan B,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................      4.83%        11/01/19          3,370,356
         776,745  Catalent Pharma Solutions, Inc., Term Loan B,
                     1 Mo. LIBOR + 2.25%, 1.00% Floor.............................      3.49%        05/20/24            783,542
       3,949,552  Concordia Healthcare Corp., Initial Dollar Term Loan,
                     1 Mo. LIBOR + 4.25%, 1.00% Floor (c).........................      5.49%        10/21/21          3,288,555
      13,886,887  Endo Pharmaceuticals Holdings, Inc., Term Loan B,
                     1 Mo. LIBOR + 4.25%, 0.75% Floor.............................      5.50%        04/29/24         14,067,416
       1,651,700  Grifols Worldwide Operations Ltd., Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................      3.45%        01/19/25          1,656,936
       5,182,059  Horizon Pharma, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.75%, 1.00% Floor.............................      5.00%        03/29/24          5,193,407
      24,603,351  Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B
                     Term Loan, 1 Mo. LIBOR + 4.75%, 0.75% Floor..................      5.99%        04/01/22         25,141,672
                                                                                                                 ---------------
                                                                                                                      54,634,429
                                                                                                                 ---------------
                  PROPERTY & CASUALTY INSURANCE -- 0.1%
         374,096  Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien),
                     3 Mo. LIBOR + 3.75%, 1.25% Floor.............................      5.08%        12/10/19            366,925
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien), 1 Mo. LIBOR + 5.75%, 1.00% Floor..............      6.99%        02/28/22            605,250
                                                                                                                 ---------------
                                                                                                                         972,175
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  REAL ESTATE SERVICES -- 0.4%
$      4,531,217  DTZ Worldwide LTD., 2015-1 Additional Term Loan,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................  4.57% - 4.63%    11/04/21    $     4,556,003
         992,098  Realogy Corp., Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................      3.49%        07/20/22            997,683
                                                                                                                 ---------------
                                                                                                                       5,553,686
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 3.0%
       7,987,397  Acosta, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.49%        09/26/21          7,028,909
          43,905  Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien),
                     2 Mo. LIBOR + 3.25%, 1.00% Floor...........................        4.56%       07/23/21              41,504
      16,991,095  Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien),
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.63%        07/23/21         16,061,851
      17,462,250  Information Resources, Inc., Term Loan B,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................      5.62%        01/18/24         17,644,207
                                                                                                                 ---------------
                                                                                                                      40,776,471
                                                                                                                 ---------------
                  RESTAURANTS -- 1.1%
      13,794,663  Portillo's Holdings LLC, Term B Loan (First Lien),
                     3 Mo. LIBOR + 4.50%, 1.00% Floor.............................      5.83%        08/02/21         13,863,636
         415,714  Red Lobster Management LLC, Initial Term Loan (First Lien),
                     1 Mo. LIBOR + 5.25%, 1.00% Floor.............................      6.49%        07/28/21            421,950
                                                                                                                 ---------------
                                                                                                                      14,285,586
                                                                                                                 ---------------
                  RETAIL REIT'S -- 0.2%
       2,428,597  Capital Automotive LLC, Term Loan (First Lien),
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................      4.25%        03/15/24          2,432,240
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.2%
       2,780,118  Garda World Security Corp., Term Loan B,
                     3 Mo. LIBOR + 4.00%, 1.00% Floor.............................      5.31%        05/15/24          2,801,664
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.3%
       1,507,207  Micron Technology, Inc., Term Loan B,
                     3 Mo. LIBOR + 2.00%, 0.00% Floor.............................      3.39%        04/26/22          1,521,028
       2,846,583  Western Digital Corp., Term Loan B,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................      3.99%        04/29/23          2,855,122
                                                                                                                 ---------------
                                                                                                                       4,376,150
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.9%
         806,071  Aramark Corp., Term Loan B,
                     1 Mo. LIBOR + 2.00%, 0.00% Floor.............................      3.24%        03/28/24            808,594
      10,172,779  Asurion LLC, Replacement Term Loan B-5,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................      4.24%        11/03/23         10,255,484
         165,000  Asurion LLC, Term Loan (Second Lien) 2017,
                     1 Mo. LIBOR + 6.00%, 0.00% Floor.............................      7.24%        07/31/25            170,260
       1,379,010  Asurion LLC, Term Loan B4,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................      3.99%        08/04/22          1,389,132
                                                                                                                 ---------------
                                                                                                                      12,623,470
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 2.7%
      30,990,894  AlixPartners LLP, Term Loan B,
                     3 Mo. LIBOR + 2.75%, 1.00% Floor.............................      4.08%        04/29/24         31,126,634
       5,543,438  Duff & Phelps Corp., Restatement Term Loan,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................      4.61%        10/12/24          5,595,436
                                                                                                                 ---------------
                                                                                                                      36,722,070
                                                                                                                 ---------------


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALTY CHEMICALS -- 0.3%
$      2,438,000  H.B. Fuller, Term Loan B,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................       3.49%       10/20/24    $     2,451,213
         951,302  Platform Specialty Products Corp. (fka: Macdermid, Inc.), Term
                     Loan B6, 1 Mo. LIBOR + 3.00%, 1.00% Floor....................       4.24%       06/07/23            956,658
                                                                                                                 ---------------
                                                                                                                       3,407,871
                                                                                                                 ---------------
                  SPECIALTY STORES -- 0.5%
         123,767  Party City Holdings, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................       4.34%       08/19/22            124,076
       1,258,494  Party City Holdings, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................       4.38%       08/19/22          1,261,640
         531,041  Party City Holdings, Inc., Term Loan B,
                     6 Mo. LIBOR + 3.00%, 0.75% Floor.............................       4.58%       08/19/22            532,369
       5,261,159  Toys "R" US-Delaware, Inc., Term B-2 Loan,
                     3 Mo. LIBOR + 3.75%, 1.50% Floor (c).........................       5.25%       05/25/18          1,946,629
       1,553,224  Toys "R" US-Delaware, Inc., Term B-3 Loan,
                     1 Mo. LIBOR + 3.75%, 1.50% Floor (c).........................       5.25%       05/25/18            574,693
       3,253,846  Toys "R" US-Delaware, Inc., Term B4 Loan,
                     3 Mo. LIBOR + 8.75%, 1.00% Floor (c).........................      10.07%       04/25/20          1,859,768
                                                                                                                 ---------------
                                                                                                                       6,299,175
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 6.2%
       1,945,600  Applied Systems, Inc., Term Loan (First Lien),
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................       4.57%       09/13/24          1,969,375
       1,331,175  Applied Systems, Inc., Term Loan (Second Lien),
                     3 Mo. LIBOR + 7.00%, 1.00% Floor.............................       8.32%       09/13/25          1,371,111
       4,540,029  Avast Software B.V. (Sybil Software LLC), Initial Refinancing
                     Dollar Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor...........       4.58%       09/30/23          4,562,729
      35,604,639  BMC Software Finance, Inc., Term Loan B,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................       5.24%       09/10/22         35,842,477
      17,983,312  Compuware Corp., Term Loan B3,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................       5.49%       12/15/21         18,230,583
       7,833,333  Misys Financial Software Ltd. (Almonde, Inc.), Term Loan B,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................       4.82%       06/13/24          7,801,687
       1,641,257  Riverbed Technology, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................       4.50%       04/24/22          1,570,486
         584,745  SS&C Technologies Holdings, Inc., Term Loan B1,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................       3.49%       07/08/22            587,850
          28,160  SS&C Technologies Holdings, Inc., Term Loan B2,
                     1 Mo. LIBOR + 2.25%, 0.00% Floor.............................       3.49%       07/08/22             28,310
      11,380,769  Vertafore, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................       4.49%       06/30/23         11,451,898
                                                                                                                 ---------------
                                                                                                                      83,416,506
                                                                                                                 ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.0%
      13,714,973  Dell, Inc. (Diamond 1 Finance Corp.), Term Loan B,
                     1 Mo. LIBOR + 2.00%, 0.75% Floor.............................       3.25%       09/07/23         13,745,694
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 1.0%
      13,585,950  Avolon Holding LTD., Term Loan B2,
                     1 Mo. LIBOR + 2.25%, 0.75% Floor.............................       3.49%       04/03/22         13,687,029
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................    1,150,475,638
                  (Cost $1,155,681,338)                                                                          ---------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 7.2%

                  AGRICULTURAL PRODUCTS -- 0.1%
$      1,000,000  Lamb Weston Holdings, Inc. (g)..................................      4.63%        11/01/24    $     1,050,000
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.1%
         500,000  Level 3 Financing, Inc..........................................      5.13%        05/01/23            513,125
         813,000  Level 3 Parent LLC..............................................      5.75%        12/01/22            837,390
                                                                                                                 ---------------
                                                                                                                       1,350,515
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 0.0%
         500,000  Infor US, Inc...................................................      6.50%        05/15/22            523,750
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.0%
         254,000  Cooper-Standard Automotive, Inc. (g)............................      5.63%        11/15/26            264,160
                                                                                                                 ---------------
                  BROADCASTING -- 1.2%
       4,878,000  Gray Television, Inc. (g).......................................      5.13%        10/15/24          4,876,536
       2,148,000  Gray Television, Inc. (g).......................................      5.88%        07/15/26          2,207,070
         125,000  LIN Television Corp.............................................      5.88%        11/15/22            130,781
         100,000  Nexstar Broadcasting, Inc. (g)..................................      6.13%        02/15/22            104,250
       4,559,000  Nexstar Broadcasting, Inc. (g)..................................      5.63%        08/01/24          4,684,373
       2,994,000  Sinclair Television Group, Inc. (g).............................      5.63%        08/01/24          3,046,395
         791,000  Sinclair Television Group, Inc. (g).............................      5.88%        03/15/26            801,876
                                                                                                                 ---------------
                                                                                                                      15,851,281
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.2%
       2,350,000  CCO Holdings LLC / CCO Holdings Capital Corp....................      5.75%        01/15/24          2,446,938
         600,000  CCO Holdings LLC / CCO Holdings Capital Corp. (g)...............      5.88%        04/01/24            640,500
                                                                                                                 ---------------
                                                                                                                       3,087,438
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.4%
       1,786,000  Caesars Entertainment Resort Properties LLC / Caesars
                     Entertainment Resort Properties Finance, Inc.................      8.00%        10/01/20          1,830,650
       1,395,000  Caesars Entertainment Resort Properties LLC / Caesars
                     Entertainment Resort Properties Finance, Inc.................     11.00%        10/01/21          1,482,188
       1,600,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc......................................      9.38%        05/01/22          1,724,800
                                                                                                                 ---------------
                                                                                                                       5,037,638
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.2%
         745,000  CalAtlantic Group, Inc..........................................      5.88%        11/15/24            832,072
         250,000  KB Home.........................................................      7.00%        12/15/21            283,125
       1,000,000  PulteGroup, Inc.................................................      5.50%        03/01/26          1,100,000
                                                                                                                 ---------------
                                                                                                                       2,215,197
                                                                                                                 ---------------
                  FOOD RETAIL -- 0.1%
       1,000,000  Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. /
                     Albertson's LLC..............................................      5.75%        03/15/25            885,000
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.0%
          83,000  Alere, Inc......................................................      6.50%        06/15/20             84,764
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 2.6%
       3,834,200  CHS/Community Health Systems, Inc...............................      8.00%        11/15/19          3,666,453
       3,165,000  CHS/Community Health Systems, Inc...............................      6.88%        02/01/22          2,302,538
         500,000  HCA, Inc........................................................      5.88%        05/01/23            536,875
         605,000  HCA, Inc........................................................      5.38%        02/01/25            625,419
       3,000,000  HealthSouth Corp................................................      5.75%        11/01/24          3,076,875


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE FACILITIES (CONTINUED)
$      1,750,000  Kindred Healthcare, Inc.........................................      8.00%        01/15/20    $     1,776,250
       2,472,000  LifePoint Health, Inc...........................................      5.38%        05/01/24          2,490,540
       1,500,000  Select Medical Corp.............................................      6.38%        06/01/21          1,548,750
         170,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20            179,138
      10,487,000  Tenet Healthcare Corp. (g)......................................      7.50%        01/01/22         11,076,893
       8,080,000  Tenet Healthcare Corp...........................................      8.13%        04/01/22          8,150,699
                                                                                                                 ---------------
                                                                                                                      35,430,430
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.1%
       1,000,000  Envision Healthcare Corp. (g)...................................      6.25%        12/01/24          1,041,250
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
         472,000  Calpine Corp....................................................      5.50%        02/01/24            453,710
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.1%
       1,821,000  Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical
                     Diagnostics SA (g)...........................................      6.63%        05/15/22          1,832,381
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 0.8%
      10,000,000  MPH Acquisition Holdings LLC (g)................................      7.13%        06/01/24         10,787,500
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.3%
       3,390,000  AMC Entertainment Holdings, Inc.................................      5.75%        06/15/25          3,313,725
                                                                                                                 ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 0.1%
       1,307,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (g)....................................................      5.50%        09/15/24          1,357,646
                                                                                                                 ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 0.0%
         250,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................      5.75%        04/01/25            257,500
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.1%
       1,350,000  Post Holdings, Inc. (g).........................................      5.00%        08/15/26          1,360,125
                                                                                                                 ---------------
                  PAPER PACKAGING -- 0.1%
         250,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu, 3 Mo. LIBOR + 3.50% (g) (h)........      4.86%        07/15/21            255,625
       1,000,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (g).................................      7.00%        07/15/24          1,069,375
                                                                                                                 ---------------
                                                                                                                       1,325,000
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.6%
       7,759,000  Realogy Group LLC / Realogy Co-Issuer Corp. (g).................      4.88%        06/01/23          8,028,237
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.0%
         250,000  United Rentals North America, Inc...............................      5.88%        09/15/26            273,438
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
          93,000  Sprint Communications, Inc. (g).................................      9.00%        11/15/18             98,813
         150,000  T-Mobile USA, Inc...............................................      6.00%        03/01/23            158,438
         500,000  T-Mobile USA, Inc...............................................      6.63%        04/01/23            526,250
                                                                                                                 ---------------
                                                                                                                         783,501
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS........................................................................       96,594,186
                  (Cost $96,003,921)                                                                             ---------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 1.5%

                  CABLE & SATELLITE -- 0.2%
$        500,000  Virgin Media Secured Finance PLC (g)............................      5.25%        01/15/26    $       520,725
       1,500,000  Virgin Media Secured Finance PLC (g)............................      5.50%        08/15/26          1,573,125
         733,000  Ziggo Secured Finance BV (g)....................................      5.50%        01/15/27            749,493
                                                                                                                 ---------------
                                                                                                                       2,843,343
                                                                                                                 ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.0%
         250,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (g)........................................      5.88%        04/15/23            268,905
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.1%
       1,000,000  SFR Group SA (g)................................................      6.00%        05/15/22          1,043,750
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
       1,028,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (g).....................................................      4.25%        09/15/22          1,061,410
         250,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (g).....................................................      7.25%        05/15/24            275,625
                                                                                                                 ---------------
                                                                                                                       1,337,035
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.0%
         262,000  JBS USA LUX SA / JBS USA Finance, Inc. (g)......................      8.25%        02/01/20            265,603
         377,000  JBS USA LUX SA / JBS USA Finance, Inc. (g)......................      5.88%        07/15/24            372,288
                                                                                                                 ---------------
                                                                                                                         637,891
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 1.1%
         250,000  Mallinckrodt International Finance SA / Mallinckrodt CB
                     LLC (g)......................................................      5.63%        10/15/23            234,687
      14,349,000  Valeant Pharmaceuticals International, Inc. (g).................      5.38%        03/15/20         14,169,637
                                                                                                                 ---------------
                                                                                                                      14,404,324
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................       20,535,248
                  (Cost $20,257,759)                                                                             ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%

                  ELECTRIC UTILITIES -- 0.0%
           4,887  Vistra Energy Corp. (i)......................................................................            5,170
           8,105  Vistra Energy Corp. Claim (i) (j) (k)........................................................                0
                                                                                                                 ---------------
                                                                                                                           5,170
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1  New Millennium Holdco, Inc., Corporate Claim Trust (i) (j) (k) (l)...........................                0
               1  New Millennium Holdco, Inc., Corporate Claim Trust (i) (j) (k) (l)...........................                0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
                  TOTAL RIGHTS.................................................................................            5,170
                  (Cost $8,491)                                                                                  ---------------


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MONEY MARKET FUNDS -- 10.2%

     136,994,283  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 0.93% (m)...............................................  $   136,994,283
                  (Cost $136,994,283)                                                                            ---------------

                  TOTAL INVESTMENTS -- 104.7%..................................................................    1,404,604,525
                  (Cost $1,408,945,792) (n)

                  NET OTHER ASSETS AND LIABILITIES -- (4.7)%...................................................      (63,006,008)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 1,341,598,517
                                                                                                                 ===============

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   This issuer has filed for protection in federal bankruptcy court.

(d) Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

(e) Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

(f) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $75,118,253 or 5.6% of net assets.

(h)   Floating or variable rate security.

(i)   Non-income producing security.

(j) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such amounted to $0 or 0.0% of net assets.

(k) This security's value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(l) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(m)   Rate shown reflects yield as of October 31, 2017.

(n) Aggregate cost for federal income tax purposes is $1,410,140,057. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,801,730 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,337,262. The net unrealized depreciation was $5,535,532.


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR LOAN FUND (FTSL)

OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2017         PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests*..............    $1,150,475,638   $           --   $1,150,475,638   $           --
Corporate Bonds*..................................        96,594,186               --       96,594,186               --
Foreign Corporate Bonds*..........................        20,535,248               --       20,535,248               --
Rights:*
   Electric Utilities.............................             5,170               --            5,170               --**
   Life Science Tools & Services..................                --**             --               --               --**
Money Market Funds................................       136,994,283      136,994,283               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments.................................    $1,404,604,525   $  136,994,283   $1,267,610,242   $           --**
                                                      ==============   ==============   ==============   ==============

* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more Levels or have holdings in only Level 3.

**    Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Level 3 Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT OCTOBER 31, 2016
Rights                                                   $           --***
Net Realized Gain (Loss)                                             --
Change in Unrealized Appreciation /(Depreciation)                    --
Purchases                                                            --
Sales                                                                --
Transfers In                                                         --
Transfers Out                                                        --
                                                         --------------
ENDING BALANCE AT OCTOBER 31, 2017
Rights                                                               --***
                                                         --------------
Total Level 3 Holdings                                   $           --***
                                                         ==============

*** Investment is valued at $0.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2017.


Page 22                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value.....................................................   $1,404,604,525
Cash......................................................................          285,422
Receivables:
Investment securities sold................................................       12,456,750
Interest..................................................................        4,460,010
Dividends.................................................................          109,668
                                                                             --------------
   Total Assets...........................................................    1,421,916,375
                                                                             --------------
LIABILITIES:
Payables:
Investment securities purchased...........................................       79,014,130
Investment advisory fees..................................................          964,094
Unfunded loan commitments.................................................          339,634
                                                                             --------------
   Total Liabilities......................................................       80,317,858
                                                                             --------------
NET ASSETS................................................................   $1,341,598,517
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $1,351,761,503
Par value.................................................................          278,000
Accumulated net investment income (loss)..................................          748,126
Accumulated net realized gain (loss) on investments.......................       (6,847,845)
Net unrealized appreciation (depreciation) on investments.................       (4,341,267)
                                                                             --------------
NET ASSETS................................................................   $1,341,598,517
                                                                             ==============
NET ASSET VALUE, per share................................................   $        48.26
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................       27,800,002
                                                                             ==============
Investments, at cost......................................................   $1,408,945,792
                                                                             ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest..................................................................   $   48,782,583
Dividends.................................................................          978,339
                                                                             --------------
   Total investment income................................................       49,760,922
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................        9,657,868
                                                                             --------------
   Total expenses.........................................................        9,657,868
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       40,103,054
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments................................       (2,293,309)
   Net change in unrealized appreciation (depreciation) on investments....       (1,610,792)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (3,904,101)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $   36,198,953
                                                                             ==============


Page 24                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED          YEAR ENDED
                                                                            10/31/2017          10/31/2016
                                                                          --------------      --------------
OPERATIONS:
Net investment income (loss)...........................................   $   40,103,054      $   17,597,746
Net realized gain (loss)...............................................       (2,293,309)         (3,392,038)
Net change in unrealized appreciation (depreciation)...................       (1,610,792)          6,576,924
                                                                          --------------      --------------
Net increase (decrease) in net assets resulting from operations........       36,198,953          20,782,632
                                                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................      (40,155,753)        (17,619,004)
                                                                          --------------      --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................      751,278,508         239,911,601
Cost of shares redeemed................................................               --         (11,697,036)
                                                                          --------------      --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................      751,278,508         228,214,565
                                                                          --------------      --------------
Total increase (decrease) in net assets................................      747,321,708         231,378,193

NET ASSETS:
Beginning of period....................................................      594,276,809         362,898,616
                                                                          --------------      --------------
End of period..........................................................   $1,341,598,517      $  594,276,809
                                                                          ==============      ==============
Accumulated net investment income (loss) at end of period..............   $      748,126      $      364,642
                                                                          ==============      ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................       12,300,002           7,550,002
Shares sold............................................................       15,500,000           5,000,000
Shares redeemed........................................................               --            (250,000)
                                                                          --------------      --------------
Shares outstanding, end of period......................................       27,800,002          12,300,002
                                                                          ==============      ==============


                        See Notes to Financial Statements                Page 25

FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               FOR THE PERIOD
                                                                  YEAR ENDED OCTOBER 31,                       5/1/2013 (a)
                                               -------------------------------------------------------------      THROUGH
                                                   2017            2016            2015            2014         10/31/2013
                                               -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period..........  $    48.32      $     48.07     $     49.09     $     49.45     $     50.00
                                                ----------      -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................        1.68             1.80            1.90            1.77            0.90
Net realized and unrealized gain (loss).......       (0.04)            0.27           (1.03)          (0.36)          (0.45)
                                                ----------      -----------     -----------     -----------     -----------
Total from investment operations..............        1.64             2.07            0.87            1.41            0.45
                                                ----------      -----------     -----------     -----------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.........................       (1.70)           (1.82)          (1.89)          (1.77)          (0.85)
Return of capital.............................          --               --              --              --           (0.15)
                                                ----------      -----------     -----------     -----------     -----------
Total distributions paid to shareholders......       (1.70)           (1.82)          (1.89)          (1.77)          (1.00)
                                                ----------      -----------     -----------     -----------     -----------
Net asset value, end of period................  $    48.26      $     48.32     $     48.07     $     49.09     $     49.45
                                                ==========      ===========     ===========     ===========     ===========
TOTAL RETURN (b)..............................        3.43%            4.43%           1.75%           2.91%           0.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..........  $1,341,599      $   594,277     $   362,899     $   196,342     $    96,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets.....................................        0.85%            0.85%           0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to
   average net assets.........................        3.53%            3.84%           3.97%           3.61%           3.29% (c)
Portfolio turnover rate (d)...................         110%              67%             71%             97%             51%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 26                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the S&P/LSTA Leveraged Loan 100 Index and the Markit iBoxx USD Liquid Leveraged Loan Index by investing at least 80% of its net assets (including investment borrowings) in a portfolio of first lien senior floating rate bank loans ("Senior Loans")(1). The S&P/LSTA U.S. Leveraged Loan 100 Index (the "Primary Index") is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The Primary Index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA Leveraged Loan Index. The Markit iBoxx USD Leveraged Loan Index (the "Secondary Index") selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the Primary or Secondary Index. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50% to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the Primary and/or the Secondary Indices at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2017

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2017

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans and bonds.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded loan commitments discussed below) as of October 31, 2017.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed drawn loan commitments, which are marked to market daily, of $339,634 as of October 31, 2017. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2017

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                            2017              2016
Ordinary income..............................  $   40,155,753    $   17,619,004
Capital gain.................................              --                --
Return of capital............................              --                --

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................  $      744,772
Accumulated capital and other gain (loss)....      (5,650,226)
Net unrealized appreciation (depreciation)...      (5,535,532)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions. The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2017, the Fund had $5,650,226 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                  ACCUMULATED
             ACCUMULATED          NET REALIZED
            NET INVESTMENT        GAIN (LOSS)
            INCOME (LOSS)        ON INVESTMENTS      PAID-IN CAPITAL
            --------------       --------------      ---------------
            $      436,183       $     (436,183)     $            --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2017

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,809,898,967 and $1,138,563,432, respectively.

For the fiscal year ended October 31, 2017, there were no in-kind transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2017

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Series Fund entered into a $220 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. Prior to March 9, 2017, the commitment amount was $180 million. Prior to December 16, 2016, the commitment amount was $140 million. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2017.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund's Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SENIOR LOAN FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Loan Fund (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Loan Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2017


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ADDITIONAL INFORMATION
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended October 31, 2017 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2017, the following percentage of income dividend paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

      Dividends Received Deduction                Qualified Dividend Income
    ---------------------------------         ---------------------------------
                  0.00%                                     0.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

AUTHORIZED PARTICIPANT CONCENTRATION RISK: Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

BANK LOANS RISK: An investment in Senior Loans subjects the Fund to credit risk, which is heightened for Senior Loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for Senior Loan trades, and the Senior Loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

CALL RISK: If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK: The Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund principally effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.


Page 34


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it may invest a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

CYBER SECURITY RISK: As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

FLUCTUATION OF NET ASSET VALUE RISK: The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK: High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will likely decline because the Fund holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset periodically.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET MAKER RISK: If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value generally or could underperform other investments.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

TRADING ISSUES RISK: Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Senior Loan Fund (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund, and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs and other ETFs investing in senior loans and that most of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to two benchmark indexes. Based on the information provided, the Board noted that the Fund underperformed the MPI Peer Group average and the benchmark indexes for the one-year period ended December 31, 2016, and outperformed the MPI Peer Group average and the benchmark indexes for the three-year period ended December 31, 2016. The Board noted information provided by the Advisor on reasons for the Fund's recent underperformance.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Senior Loan Fund it manages (the "Fund") in certain member states in the European economic area in accordance with the cooperation arrangements in
Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $2,742,827. This figure is comprised of $324,777 paid (or to be paid) in fixed compensation and $2,418,050 paid (or to be paid) in variable compensation. There were a total of 20 beneficiaries of the remuneration described above. Those amounts include $184,491 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,558,336 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,             AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND             ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician; Officer, Wheaton Orthopedics;         151         None
c/o First Trust Advisors L.P.                        Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception    Limited Partnership (June 1992 to
  Suite 400                                          December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                    (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investor Services, Inc.           151         Director of ADM
c/o First Trust Advisors L.P.                        (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                 Inc., ADM
  Suite 400                                                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International,
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises                      151         Director of Trust
c/o First Trust Advisors L.P.                        (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating            151         Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception    Harapan Educational Foundation                               Transport Inc.
  Suite 400                                          (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products
                                                     and Services); President and Chief
                                                     Executive Officer (June 2012 to September
                                                     2014), Dew Learning LLC (Educational
                                                     Products and Services); President (June
                                                     2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term    Chief Executive Officer, First Trust             151         None
Chairman of the Board                                Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception    Portfolios L.P.; Chairman of the
  Suite 400                                          Board of Directors, BondWave LLC
Wheaton, IL 60187                                    (Software Development Company)
D.O.B.: 09/55                                        and Stonebridge Advisors LLC
                                                     (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to Present), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present), and
                                                                            Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016 ), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC and Secretary of
Wheaton, IL 60187                                                           Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

                      This page intentionally left blank.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

{BLANK BACK COVER}

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED FUND IV

--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH
YIELD ETF (HYLS)


ANNUAL REPORT
FOR THE YEAR ENDED
OCTOBER 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 24
Statement of Operations...................................................... 25
Statements of Changes in Net Assets.......................................... 26
Statement of Cash Flows...................................................... 27
Financial Highlights......................................................... 28
Notes to Financial Statements................................................ 29
Report of Independent Registered Public Accounting Firm...................... 36
Additional Information....................................................... 37
Board of Trustees and Officers............................................... 44
Privacy Policy............................................................... 46

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust Tactical High Yield ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the "Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. The Fund is non-diversified.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL           CUMULATIVE
                                                                                             TOTAL RETURNS          TOTAL RETURNS
                                                                          1 Year Ended    Inception (2/25/13)    Inception (2/25/13)
                                                                            10/31/17          to 10/31/17            to 10/31/17
FUND PERFORMANCE
NAV                                                                          6.79%               5.32%                 27.44%
Market Price                                                                 6.73%               5.28%                 27.21%

INDEX PERFORMANCE
ICE BofAML US High Yield
   Constrained Index(1)                                                      9.14%               5.84%                 30.42%
------------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Annual Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


(1) Effective October 22, 2017, the index name changed from BofA Merrill Lynch US High Yield Constrained Index to ICE BofAML US High Yield Constrained Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                   INVESTMENTS(2)
-----------------------------------------------------------
Health Care Providers & Services               18.4%
Hotels, Restaurants & Leisure                  16.9
Media                                          12.9
Pharmaceuticals                                 7.3
Software                                        5.4
Real Estate Management &
   Development                                  4.4
Diversified Telecommunication
   Services                                     4.1
Oil, Gas & Consumable Fuels                     3.7
Food Products                                   3.1
Containers & Packaging                          2.9
Professional Services                           2.7
Food & Staples Retailing                        1.7
Technology Hardware, Storage, &
   Peripherals                                  1.6
Wireless Telecommunication Services             1.5
Life Sciences Tools & Services                  1.4
Metals & Mining                                 1.4
Health Care Equipment & Supplies                1.2
Building Products                               1.1
Capital Markets                                 1.0
Specialty Retail                                1.0
Diversified Consumer Services                   0.9
Independent Power and Renewable
   Electricity Producers                        0.8
Road & Rail                                     0.6
Auto Components                                 0.6
Equity Real Estate Investment Trusts
   (REITs)                                      0.5
Trading Companies & Distributors                0.5
Semiconductors & Semiconductor
   Equipment                                    0.4
Commercial Services & Supplies                  0.4
Automobiles                                     0.3
Internet Software & Services                    0.3
Household Products                              0.2
Machinery                                       0.2
Insurance                                       0.1
Distributors                                    0.1
Chemicals                                       0.1
IT Services                                     0.1
Energy Equipment & Services                     0.1
Diversified Financial Services                  0.1
Aerospace & Defense                             0.0*
Consumer Finance                                0.0*
Construction Materials                          0.0*
Communications Equipment                        0.0*
                                             --------
     Total                                    100.0%
                                             ========

*  Amount is less than 0.1%.

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS(2)
-----------------------------------------------------------
Corporate Bonds                                66.7%
Senior Floating-Rate Loan Interests            20.3
Foreign Corporate Bonds                        13.0
Rights                                          0.0*
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
CREDIT QUALITY (S&P RATINGS)(3)           INVESTMENTS(2)
-----------------------------------------------------------
BBB-                                            1.3%
BB+                                             3.0
BB                                              9.6
BB-                                            16.8
B+                                             18.6
B                                              14.2
B-                                             17.0
CCC+                                           12.6
CCC                                             5.7
CCC-                                            0.7
D                                               0.5
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
TOP 10 ISSUERS                            INVESTMENTS(2)
-----------------------------------------------------------
Valeant Pharmaceuticals International,
   Inc.                                         3.8%
Caesars Growth Partners LLC                     3.8
Tenet Healthcare Corp.                          3.3
Caesars Entertainment Resort
   Properties LLC                               3.3
CHS/Community Health Systems, Inc.              2.9
BMC Software, Inc.                              2.5
MPH Acquisition Holdings LLC                    2.2
Six Flags Entertainment Corp.                   2.1
Numericable U.S. LLC (Altice France S.A.)       1.9
Gray Television, Inc.                           1.9
                                             --------
     Total                                     27.7%
                                             ========

(2) Percentages are based on the long positions only. Money market funds and short positions are excluded.

(3) The ratings are by Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              FEBRUARY 25, 2013 - OCTOBER 31, 2017

            First Trust Tactical     BofA Merrill Lynch US High
               High Yield ETF         Yield Constrained Index
2/25/13           $10,000                     $10,000
4/30/13            10,403                      10,308
10/31/13           10,676                      10,458
4/30/14            11,167                      10,956
10/31/14           11,285                      11,070
4/30/15            11,493                      11,238
10/31/15           11,376                      10,845
4/30/16            11,519                      11,089
10/31/16           11,933                      11,950
4/30/17            12,431                      12,602
10/31/17           12,744                      13,042

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 27, 2013 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
2/27/13 - 10/31/13      94         37          0           0          37          5          0           0
11/1/13 - 10/31/14     158         29          0           0          63          2          0           0
11/1/14 - 10/31/15     177          8          2           0          60          4          0           0
11/1/15 - 10/31/16     201          7          0           0          42          2          0           0
11/1/16 - 10/31/17     197          1          0           0          53          1          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust" or the "Advisor") Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2017, the First Trust Leveraged Finance Team managed or supervised approximately $4.06 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITs fund and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM
ORLANDO PURPURA, CFA, CPA, CMT - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER,
   LEVERAGED FINANCE TEAM

                                   COMMENTARY

The First Trust Tactical High Yield ETF (the "Fund") is an actively managed exchange-traded fund ("ETF"). The primary investment objective is to provide current income, with a secondary objective of capital appreciation.

MARKET RECAP

For the 12-month period ending October 31, 2017, equities posted a strong return with the S&P 500(R) Index up 23.63%. Interest rates, as measured by the 10-year U.S. Treasury bond, finished at 2.38% as of October 31, 2017, up from 1.83% at the start of the fiscal year. Overall, positive equity market returns, generally positive risk sentiment supported by relatively benign volatility, recent optimism surrounding the release of the GOP tax plan, and a stabilization in commodity prices have provided a firm backdrop for credit markets, in our view. Senior loans, as measured by the S&P/LSTA Leveraged Loan Index, were up 5.06% in the period while high-yield bonds, as measured by the ICE BofAML US High Yield Constrained Index (the "Index"), were up 9.14%.

High-Yield Bond Market

The Index returned 9.14% for the 12-month period ending October 31, 2017, which compares to 10.18% for the prior 12-month period. Additionally, the high-yield bond market experienced positive total returns in nine of the 12 months in the period.

High-yield bond spreads over U.S. Treasuries tightened 140 basis points ("bps") to T+351 bps as of October 31, 2017. The long-term average spread over U.S. Treasuries is T+584 bps (December 31, 1997 - October 31, 2017).

Lower quality high-yield bonds outperformed higher quality high-yield bonds during the reporting period, which was a continuation of the trend in the fiscal period ending October 31, 2016. Lower quality CCC rated issues and below returned 14.62%, significantly outperforming the higher quality B rated issues' return of 9.12% and BB rated issues' return of 7.69% in the fiscal period. The average price of high-yield bonds in the market entered the period at $99.10 and increased steadily for the better part of the year to end the period with an average price of $101.58, as of October 31, 2017.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index returned 5.06% for the 12-month period ending October 31, 2017, which compares to 6.54% for the fiscal year ending October 31, 2016. The senior loan market experienced positive total returns in 10 of the 12 months in the period.

Senior loan spreads over 3-month London Interbank Offered Rate ("LIBOR") declined 85 bps during the period to L+407 bps. This compares favorably to the pre-credit crisis average spread of L+372 (December 1997 - June 2007) but is inside the long-term average spread of L+522 (December 1997 - October 2017).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

Lower quality senior loans outperformed higher quality senior loans in the 12-month period ending October 31, 2017, which was a continuation of the trend started in the year ending October 31, 2016. Lower quality CCC rated issues returned 15.22%, significantly outperforming higher quality B rated issues' return of 5.13% and BB rated issues' return of 3.97% during the fiscal period ending October 31, 2017. The average price of senior loans in the market began the period at $97.17 and increased to end the period with an average price of $98.16.

Default Rates

During the 12-month period ending October 31, 2017, default rates decreased within both the JP Morgan High-Yield Bond Universe and the S&P/LSTA Leveraged Loan Index. The last twelve months ("LTM") default rate within the high-yield bond market ended the period at 1.18% compared to the 3.59% default rate one year ago. Default activity declined during the period driven by the stabilization in commodity prices. The senior loan LTM default rate ended the period at 1.51% compared to the 1.95% default rate one year ago. We continue to believe the low default rates in both high-yield bonds and senior loans are reflective of the relatively sound financial condition of most companies, the lack of near-term debt maturities, and the strong backdrop of a healthy macroeconomic environment.

FUND PERFORMANCE

The Fund returned 6.79% on a net asset value ("NAV") basis and 6.73% on a market price basis over the last 12 months, which underperformed the Index return of 9.14% over the same period.

The Fund's most recent monthly distribution on October 31, 2017, of $0.225 per share is $0.02 per share higher than the monthly distribution paid in October 2016. At the end of the period, the effective yield based on the distributions for the trailing 12 months was 5.26% based on NAV.

The Fund was generally underweight the highest credit quality issues, mainly issues rated BB- and above. This was beneficial to the Fund as the highest credit quality issues lagged in performance relative to the rest of the market. Within the Index, BB rated issues returned 7.69%, B rated issues returned 9.12% and CCC rated issues and below returned 14.62% for the 12-month period ending October 31, 2017. At the end of October 2016, the Fund held 32.07% in issues rated BB- or above compared to 50.95% for the Index. One year later, those weightings moved to 30.67% and 47.69% for the Fund and the Index, respectively. Leverage was beneficial to the Fund's return during the period as the Index outperformed the cost of borrowing in the period. More than offsetting this tailwind was the Fund's underweight position to the energy and metals/mining industries, the Fund's overweight position within the healthcare industry and the Fund's exposure to the senior loan asset class. The Fund's underweight position to the energy industry proved to be a headwind as the energy industry was one of the best performing industries over the prior year period with a 10.69% total return within the Index. If part of an issuer's investment premise relies on a commodity price, this can create a high hurdle for inclusion in the portfolio. In times of strong commodity returns, like we have seen over the last year, our credit process can lead to periods of underperformance, however, over time we believe the Fund will benefit from lower volatility and better risk-adjusted returns. This process also tends to lead to an overweight position to the healthcare industry, which tends to be a more defensive industry. The healthcare industry typically lags during a period of market tightening due to the defensive non-cyclical nature of the industry, and this cycle has been no different, as the healthcare industry returned 7.93% within the Index over the prior year period. Finally, the Fund's senior loan allocation was a headwind to performance as senior loans underperformed high-yield bonds in the period. However, the Fund did decrease its allocation to senior loans by nearly 1,600 bps to finish the fiscal year at 20.30% of the Fund's maximum 40% allocation for senior loans. That said, we continue to find value in certain parts of the senior loan market as the difference in yield-to-maturity between senior loans and high-yield bonds remains tight to historic levels (bonds yield 0.88% more than loans today vs the long-term average of 2.28% since 1/31/1999), and senior loans offer the Fund some protection in a rising rate environment by shortening duration given the floating-rate characteristic of senior loans.

The U.S. Treasury short position was marginally accretive during the LTM period as interest rates steadily rose, especially the short end of the interest rate curve, where the 2-year U.S. Treasury yield nearly doubled. This was predominantly driven by three interest rate hikes from the Federal Reserve (the "Fed") over the LTM period. The largest increase in interest rates occurred shortly after the U.S. Presidential election in November 2016. For context, the 10-year U.S. Treasury yield increased from 1.78% just prior to the election to 2.60% in December 2016, which then faded to 2.38% at the end of the 12-month fiscal period. At October 31, 2017, the Fund's U.S. Treasury short position was -7.27%. We continue to believe that it will be a beneficial component of the Fund if interest rates continue to rise towards the end of 2017 and beyond, as we see the Fed continuing its rate hike, albeit at a moderate pace.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

MARKET AND FUND OUTLOOK

While spreads within the high-yield bond market are in fact tight to historical norms, we believe there is room for further tightening throughout the cycle given that spreads remain wide of the tight spreads experienced at the top of the last cycle of T+245 in May 2007. Moreover, the default rate within the high-yield bond market has been declining. We believe the low default rate is reflective of the relatively sound financial condition of most companies and the strong backdrop of a healthy macroeconomic environment.

We believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher during the rest of 2017 and into 2018. Importantly, the default rate for senior loans remains low, at 1.51% and we believe it is likely to remain low given the overall health of the U.S. economy. This is below the long-term average default rate of 3.04% (March 1999 - October 2017).

We remain confident that the favorable backdrop for the macro economy will persist for the near to intermediate term and that we are in a healthy part of the economic cycle to own high-yield bonds and senior loans. We also believe that the current cycle continues to have a long runway. Specifically, we believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate are well positioned as we move through 2017 and into 2018. We also believe that high-yield bonds should continue to perform well given their mid-cycle valuations and declining default rate. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE         EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH            DURING THE
                                                    MAY 1, 2017      OCTOBER 31, 2017        PERIOD         SIX-MONTH PERIOD (a)
--------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                               $1,000.00          $1,025.20             1.09%                $5.56
Hypothetical (5% return before expenses)             $1,000.00          $1,019.71             1.09%                $5.55

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS -- 66.2%

                  AGRICULTURAL PRODUCTS -- 0.1%
$        850,000  Lamb Weston Holdings, Inc. (a)..................................     4.63%        11/01/24    $       892,500
                                                                                                                ---------------
                  ALTERNATIVE CARRIERS -- 0.9%
         500,000  Level 3 Financing, Inc..........................................     5.38%        08/15/22            516,390
         500,000  Level 3 Financing, Inc..........................................     5.13%        05/01/23            513,125
       2,000,000  Level 3 Financing, Inc..........................................     5.38%        01/15/24          2,082,500
       7,437,000  Level 3 Parent LLC (b)..........................................     5.75%        12/01/22          7,660,110
                                                                                                                ---------------
                                                                                                                     10,772,125
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 1.5%
         250,000  Infor US, Inc. (a)..............................................     5.75%        08/15/20            257,813
       8,400,000  Infor US, Inc. (b)..............................................     6.50%        05/15/22          8,799,000
       8,993,000  RP Crown Parent LLC (a).........................................     7.38%        10/15/24          9,375,202
                                                                                                                ---------------
                                                                                                                     18,432,015
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 0.5%
         425,000  American Axle & Manufacturing, Inc. (b).........................     7.75%        11/15/19            466,438
       1,000,000  American Axle & Manufacturing, Inc..............................     6.63%        10/15/22          1,036,875
       4,714,000  Cooper-Standard Automotive, Inc. (a)............................     5.63%        11/15/26          4,902,560
                                                                                                                ---------------
                                                                                                                      6,405,873
                                                                                                                ---------------
                  AUTOMOTIVE RETAIL -- 0.1%
         815,000  KAR Auction Services, Inc. (a)..................................     5.13%        06/01/25            845,563
                                                                                                                ---------------
                  BROADCASTING -- 5.7%
      23,086,000  Gray Television, Inc. (a) (b)...................................     5.88%        07/15/26         23,720,864
       1,375,000  LIN Television Corp.............................................     5.88%        11/15/22          1,438,594
       4,200,000  Nexstar Broadcasting, Inc. (a)..................................     6.13%        02/15/22          4,378,500
      14,958,000  Nexstar Broadcasting, Inc. (a) (b)..............................     5.63%        08/01/24         15,369,344
         495,000  Sinclair Television Group, Inc..................................     5.38%        04/01/21            509,231
       8,000,000  Sinclair Television Group, Inc. (a).............................     5.63%        08/01/24          8,140,000
       8,599,000  Sinclair Television Group, Inc. (a).............................     5.88%        03/15/26          8,717,236
       2,894,000  Sinclair Television Group, Inc. (a).............................     5.13%        02/15/27          2,767,388
       4,000,000  Tribune Media Co................................................     5.88%        07/15/22          4,170,000
       1,750,000  Univision Communications, Inc. (a)..............................     5.13%        02/15/25          1,743,438
                                                                                                                ---------------
                                                                                                                     70,954,595
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.2%
       1,000,000  CEMEX Finance LLC (a)...........................................     6.00%        04/01/24          1,060,000
         892,000  Standard Industries, Inc. (a)...................................     5.00%        02/15/27            931,872
                                                                                                                ---------------
                                                                                                                      1,991,872
                                                                                                                ---------------
                  CABLE & SATELLITE -- 3.3%
       9,000,000  Altice US Finance I Corp. (a) (b)...............................     5.50%        05/15/26          9,382,500
       7,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (b)...............     5.75%        01/15/24          7,809,374
       6,700,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.88%        04/01/24          7,152,250
       1,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.75%        02/15/26          1,048,000
       1,500,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.50%        05/01/26          1,541,250
       2,478,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............     5.13%        05/01/27          2,508,975
       1,400,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a)....................................................     6.38%        09/15/20          1,431,668
       3,000,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a) (b)................................................     5.13%        12/15/21          3,067,500
       5,140,000  Cequel Communications Holdings I LLC / Cequel Capital
                     Corp. (a)....................................................     7.75%        07/15/25          5,641,150


                        See Notes to Financial Statements                 Page 9

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  CABLE & SATELLITE (CONTINUED)
$      1,000,000  CSC Holdings LLC (a)............................................    10.13%        01/15/23    $     1,147,500
         819,000  CSC Holdings LLC (a)............................................     5.50%        04/15/27            845,618
         100,000  Mediacom Broadband LLC / Mediacom Broadband Corp................     5.50%        04/15/21            102,625
                                                                                                                ---------------
                                                                                                                     41,678,410
                                                                                                                ---------------
                  CASINOS & GAMING -- 7.4%
       2,100,000  Boyd Gaming Corp................................................     6.38%        04/01/26          2,310,000
       2,586,000  Caesars Entertainment Resort Properties LLC / Caesars
                     Entertainment Resort Properties Finance, Inc.................     8.00%        10/01/20          2,650,650
      13,912,000  Caesars Entertainment Resort Properties LLC / Caesars
                     Entertainment Resort Properties Finance, Inc. (b)............    11.00%        10/01/21        14,781,500
      30,917,000  Caesars Growth Properties Holdings LLC / Caesars Growth
                     Properties Finance, Inc. (b).................................     9.38%        05/01/22         33,328,525
      19,356,000  CRC Escrow Issuer LLC / CRC Finco, Inc. (a).....................     5.25%        10/15/25         19,531,171
       1,863,000  Eldorado Resorts, Inc...........................................     6.00%        04/01/25          1,974,780
         150,000  GLP Capital LP / GLP Financing II, Inc..........................     5.38%        04/15/26            162,750
       8,600,000  MGM Resorts International (b)...................................     7.75%        03/15/22         10,003,348
       2,200,000  MGM Resorts International (b)...................................     6.00%        03/15/23          2,417,580
       2,439,000  Penn National Gaming, Inc. (a)..................................     5.63%        01/15/27          2,530,463
          97,000  Station Casinos LLC (a).........................................     5.00%        10/01/25             97,364
       2,000,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)...........     5.50%        03/01/25          2,107,500
         410,000  Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)...........     5.25%        05/15/27            419,225
                                                                                                                ---------------
                                                                                                                     92,314,856
                                                                                                                ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
         483,000  Peabody Energy Corp. (a)........................................     6.00%        03/31/22            499,301
         967,000  Peabody Energy Corp. (a)........................................     6.38%        03/31/25          1,000,845
                                                                                                                ---------------
                                                                                                                      1,500,146
                                                                                                                ---------------
                  COMMUNICATIONS EQUIPMENT -- 0.0%
          83,000  CommScope Technologies LLC (a)..................................     5.00%        03/15/27             81,029
                                                                                                                ---------------
                  COMPUTER & ELECTRONICS RETAIL -- 0.4%
       4,850,000  Energizer Holdings, Inc. (a)....................................     5.50%        06/15/25          5,104,625
                                                                                                                ---------------
                  CONSTRUCTION MATERIALS -- 0.0%
         300,000  Summit Materials LLC / Summit Materials Finance Corp............     6.13%        07/15/23            312,750
          81,000  Summit Materials LLC / Summit Materials Finance Corp. (a).......     5.13%        06/01/25             82,215
                                                                                                                ---------------
                                                                                                                        394,965
                                                                                                                ---------------
                  CONSUMER FINANCE -- 0.0%
         406,000  FirstCash, Inc. (a).............................................     5.38%        06/01/24            426,178
                                                                                                                ---------------
                  DISTRIBUTORS -- 0.1%
       1,450,000  HD Supply, Inc. (a).............................................     5.75%        04/15/24          1,567,813
                                                                                                                ---------------
                  DIVERSIFIED METALS & MINING -- 0.7%
       8,111,000  Freeport-McMoRan, Inc...........................................     6.88%        02/15/23          8,912,935
                                                                                                                ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 3.0%
         745,000  CalAtlantic Group, Inc..........................................     5.88%        11/15/24            832,072
       9,695,000  CalAtlantic Group, Inc. (b).....................................     5.25%        06/01/26         10,361,531
       5,810,000  KB Home (b).....................................................     7.00%        12/15/21          6,579,825
       1,725,000  KB Home.........................................................     7.63%        05/15/23          1,996,688
       1,000,000  Meritage Homes Corp.............................................     7.00%        04/01/22          1,145,000
         804,000  Meritage Homes Corp.............................................     5.13%        06/06/27            815,055
       6,872,000  PulteGroup, Inc.................................................     5.50%        03/01/26          7,559,200


Page 10                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  DIVERSIFIED REAL ESTATE ACTIVITIES (CONTINUED)
$      7,914,000  TRI Pointe Holdings, Inc. / TRI Pointe Homes, Inc. (b)..........     5.88%        06/15/24    $     8,606,475
                                                                                                                ---------------
                                                                                                                     37,895,846
                                                                                                                ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.0%
         164,000  Wrangler Buyer Corp. (a)........................................     6.00%        10/01/25            168,510
                                                                                                                ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
         100,000  Scotts Miracle-Gro (The) Co.....................................     6.00%        10/15/23            107,500
                                                                                                                ---------------
                  FINANCIAL EXCHANGES & DATA -- 0.1%
       1,146,000  MSCI, Inc. (a)..................................................     5.75%        08/15/25          1,243,410
                                                                                                                ---------------
                  FOOD RETAIL -- 0.2%
       3,535,000  Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. /
                     Albertson's LLC..............................................     5.75%        03/15/25          3,128,475
                                                                                                                ---------------
                  HEALTH CARE EQUIPMENT -- 1.0%
       1,500,000  Alere, Inc......................................................     7.25%        07/01/18          1,500,750
       3,834,000  Alere, Inc. (b).................................................     6.50%        06/15/20          3,915,473
       6,950,000  DJO Finco, Inc. / DJO Finance LLC / DJO Finance
                     Corp. (a) (b)................................................     8.13%        06/15/21          6,672,000
         700,000  Hill-Rom Holdings, Inc. (a).....................................     5.75%        09/01/23            740,250
         204,000  Hologic, Inc. (a)...............................................     4.38%        10/15/25            207,774
                                                                                                                ---------------
                                                                                                                     13,036,247
                                                                                                                ---------------
                  HEALTH CARE FACILITIES -- 11.3%
         250,000  Acadia Healthcare Co., Inc......................................     6.50%        03/01/24            264,688
      29,511,200  CHS/Community Health Systems, Inc. (b)..........................     8.00%        11/15/19         28,220,084
      10,000,000  CHS/Community Health Systems, Inc. (b)..........................     6.88%        02/01/22          7,275,000
         820,000  CHS/Community Health Systems, Inc...............................     6.25%        03/31/23            792,325
       1,000,000  HCA, Inc........................................................     7.50%        02/15/22          1,137,500
       3,000,000  HCA, Inc........................................................     5.88%        05/01/23          3,221,250
       7,019,000  HCA, Inc. (b)...................................................     5.38%        02/01/25          7,255,891
         250,000  HealthSouth Corp................................................     5.13%        03/15/23            256,250
      11,900,000  HealthSouth Corp. (b)...........................................     5.75%        11/01/24         12,204,938
         250,000  HealthSouth Corp................................................     5.75%        09/15/25            259,063
       6,750,000  Kindred Healthcare, Inc.........................................     8.00%        01/15/20          6,851,250
       9,500,000  Kindred Healthcare, Inc. (b)....................................     6.38%        04/15/22          8,839,750
         500,000  LifePoint Health, Inc...........................................     5.50%        12/01/21            510,000
       1,500,000  LifePoint Health, Inc...........................................     5.88%        12/01/23          1,547,175
       3,828,000  LifePoint Health, Inc...........................................     5.38%        05/01/24          3,856,710
      15,400,000  Select Medical Corp. (b)........................................     6.38%        06/01/21         15,900,499
       3,000,000  Tenet Healthcare Corp...........................................     6.75%        02/01/20          3,063,750
      10,139,000  Tenet Healthcare Corp. (a)......................................     7.50%        01/01/22         10,709,318
      27,514,000  Tenet Healthcare Corp. (b)......................................     8.13%        04/01/22         27,754,747
       1,000,000  Universal Health Services, Inc. (a).............................     5.00%        06/01/26          1,065,000
                                                                                                                ---------------
                                                                                                                    140,985,188
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 1.1%
       1,976,000  DaVita, Inc.....................................................     5.00%        05/01/25          1,951,300
       3,000,000  Envision Healthcare Corp. (a)...................................     5.13%        07/01/22          3,060,000
       2,700,000  Envision Healthcare Corp. (b)...................................     5.63%        07/15/22          2,757,375
       3,800,000  Envision Healthcare Corp. (a)...................................     6.25%        12/01/24          3,956,750
       2,440,000  Team Health Holdings, Inc. (a)..................................     6.38%        02/01/25          2,257,000
                                                                                                                ---------------
                                                                                                                     13,982,425
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  HEALTH CARE TECHNOLOGY -- 1.0%
$     12,777,000  Change Healthcare Holdings LLC / Change Healthcare Finance,
                     Inc. (a) (b).................................................     5.75%        03/01/25    $    13,112,396
                                                                                                                ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.4%
       3,600,000  ESH Hospitality, Inc. (a).......................................     5.25%        05/01/25          3,730,500
         820,000  Hilton Worldwide Finance LLC / Hilton Worldwide Finance
                     Corp.........................................................     4.63%        04/01/25            847,675
                                                                                                                ---------------
                                                                                                                      4,578,175
                                                                                                                ---------------
                  HOUSEHOLD PRODUCTS -- 0.2%
       2,000,000  Spectrum Brands, Inc............................................     6.13%        12/15/24          2,145,600
                                                                                                                ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.8%
       1,346,000  Calpine Corp....................................................     5.50%        02/01/24          1,293,843
       8,700,000  NRG Energy, Inc. (b)............................................     6.25%        07/15/22          9,178,500
                                                                                                                ---------------
                                                                                                                     10,472,343
                                                                                                                ---------------
                  INDUSTRIAL MACHINERY -- 0.1%
         858,000  SPX FLOW, Inc. (a)..............................................     5.63%        08/15/24            911,625
         858,000  SPX FLOW, Inc. (a)..............................................     5.88%        08/15/26            915,915
                                                                                                                ---------------
                                                                                                                      1,827,540
                                                                                                                ---------------
                  INSURANCE BROKERS -- 0.1%
       1,000,000  HUB International Ltd. (a)......................................     7.88%        10/01/21          1,042,080
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.3%
       9,000,000  Frontier Communications Corp....................................     8.13%        10/01/18          9,189,000
       4,000,000  Frontier Communications Corp....................................     7.13%        03/15/19          4,030,120
       2,644,000  Zayo Group LLC / Zayo Capital, Inc. (a).........................     5.75%        01/15/27          2,792,725
                                                                                                                ---------------
                                                                                                                     16,011,845
                                                                                                                ---------------
                  INVESTMENT BANKING & BROKERAGE -- 0.5%
       5,740,000  LPL Holdings, Inc. (a)..........................................     5.75%        09/15/25          5,983,950
                                                                                                                ---------------
                  IT CONSULTING & OTHER SERVICES -- 0.1%
         924,000  Gartner, Inc. (a)...............................................     5.13%        04/01/25            979,440
                                                                                                                ---------------
                  LEISURE FACILITIES -- 3.0%
      12,320,000  Constellation Merger Sub, Inc. (a)..............................     8.50%        09/15/25         12,289,200
      12,300,000  Six Flags Entertainment Corp. (a)...............................     4.88%        07/31/24         12,684,375
      12,300,000  Six Flags Entertainment Corp. (a)...............................     5.50%        04/15/27         12,868,874
                                                                                                                ---------------
                                                                                                                     37,842,449
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 1.0%
       1,360,000  inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv
                     Health Clinical, Inc. (a)....................................     7.50%        10/01/24          1,506,200
       4,600,000  Jaguar Holding Co. II / Pharmaceutical Product Development
                     LLC (a)......................................................     6.38%        08/01/23          4,812,750
       4,292,000  Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical
                     Diagnostics SA (a) (b).......................................     6.63%        05/15/22          4,318,825
         800,000  Quintiles IMS, Inc. (a).........................................     5.00%        10/15/26            852,000
         412,000  West Street Merger Sub, Inc. (a)................................     6.38%        09/01/25            419,725
                                                                                                                ---------------
                                                                                                                     11,909,500
                                                                                                                ---------------
                  MANAGED HEALTH CARE -- 3.0%
       2,250,000  Centene Corp....................................................     6.13%        02/15/24          2,424,375
      24,701,000  MPH Acquisition Holdings LLC (a) (b)............................     7.13%        06/01/24         26,646,203


Page 12                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  MANAGED HEALTH CARE (CONTINUED)
$      8,250,000  WellCare Health Plans, Inc......................................     5.25%        04/01/25    $     8,703,750
                                                                                                                ---------------
                                                                                                                     37,774,328
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
         795,000  Owens-Brockway Glass Container, Inc. (a)........................     5.88%        08/15/23            874,003
                                                                                                                ---------------
                  MOVIES & ENTERTAINMENT -- 1.5%
       3,000,000  AMC Entertainment Holdings, Inc.................................     5.88%        02/15/22          3,056,250
      12,690,000  AMC Entertainment Holdings, Inc.................................     5.75%        06/15/25         12,404,475
       1,625,000  Cinemark USA, Inc. (b)..........................................     4.88%        06/01/23          1,663,594
       1,100,000  Live Nation Entertainment, Inc. (a) (b).........................     5.38%        06/15/22          1,144,000
         500,000  Regal Entertainment Group.......................................     5.75%        03/15/22            518,750
                                                                                                                ---------------
                                                                                                                     18,787,069
                                                                                                                ---------------
                  OIL & GAS EXPLORATION & PRODUCTION -- 1.7%
       3,700,000  Murphy Oil Corp.................................................     6.88%        08/15/24          3,986,750
       3,250,000  Sanchez Energy Corp.............................................     7.75%        06/15/21          3,038,750
       3,125,000  Sanchez Energy Corp.............................................     6.13%        01/15/23          2,625,000
      11,239,000  Tallgrass Energy Partners LP / Tallgrass Energy Finance
                     Corp. (a)....................................................     5.50%        09/15/24         11,674,511
                                                                                                                ---------------
                                                                                                                     21,325,011
                                                                                                                ---------------
                  OIL & GAS REFINING & MARKETING -- 0.0%
         415,000  Murphy Oil USA, Inc.............................................     5.63%        05/01/27            441,456
                                                                                                                ---------------
                  OIL & GAS STORAGE & TRANSPORTATION -- 1.7%
         196,000  Andeavor Logistics LP / Tesoro Logistics Finance Corp...........     5.88%        10/01/20            199,920
      14,533,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................     6.25%        04/01/23         15,186,985
       4,000,000  Crestwood Midstream Partners LP / Crestwood Midstream
                     Finance Corp.................................................     5.75%        04/01/25          4,120,000
       1,035,000  Holly Energy Partners LP / Holly Energy Finance Corp. (a).......     6.00%        08/01/24          1,089,338
         312,000  Summit Midstream Holdings LLC / Summit Midstream
                     Finance Corp.................................................     5.50%        08/15/22            317,460
                                                                                                                ---------------
                                                                                                                     20,913,703
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 1.5%
       2,040,000  B&G Foods, Inc..................................................     5.25%        04/01/25          2,088,450
         800,000  Post Holdings, Inc. (a).........................................     6.00%        12/15/22            841,000
       3,315,000  Post Holdings, Inc. (a).........................................     5.50%        03/01/25          3,464,175
       8,585,000  Post Holdings, Inc. (a).........................................     5.00%        08/15/26          8,649,388
       3,240,000  Post Holdings, Inc. (a).........................................     5.75%        03/01/27          3,381,750
                                                                                                                ---------------
                                                                                                                     18,424,763
                                                                                                                ---------------
                  PAPER PACKAGING -- 1.2%
      14,092,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                     Reynolds Group Issuer Lu (a) (b).............................     7.00%        07/15/24         15,069,633
                                                                                                                ---------------
                  PHARMACEUTICALS -- 1.7%
       4,028,000  Eagle Holding Co. II LLC (a) (c)................................     7.63%        05/15/22          4,163,945
      17,865,000  Endo Finance LLC / Endo Finco, Inc. (a) (b).....................     7.25%        01/15/22         16,525,125
                                                                                                                ---------------
                                                                                                                     20,689,070
                                                                                                                ---------------
                  REAL ESTATE SERVICES -- 0.7%
       8,653,000  Realogy Group LLC / Realogy Co.-Issuer Corp. (a)................     4.88%        06/01/23          8,953,259
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  RESEARCH & CONSULTING SERVICES -- 0.0%
$        625,000  Nielsen Finance LLC / Nielsen Finance Co. (a)...................     5.00%        04/15/22    $       645,313
                                                                                                                ---------------
                  RESTAURANTS -- 0.1%
         661,000  Brinker International, Inc. (a).................................     5.00%        10/01/24            662,653
                                                                                                                ---------------
                  SECURITY & ALARM SERVICES -- 0.0%
          83,000  Brink's (The) Co. (a)...........................................     4.63%        10/15/27             82,801
                                                                                                                ---------------
                  SEMICONDUCTORS -- 0.4%
       1,350,000  Micron Technology, Inc..........................................     7.50%        09/15/23          1,498,500
       3,450,000  Western Digital Corp. (a).......................................     7.38%        04/01/23          3,786,375
                                                                                                                ---------------
                                                                                                                      5,284,875
                                                                                                                ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.2%
       2,000,000  Aramark Services, Inc...........................................     4.75%        06/01/26          2,096,960
                                                                                                                ---------------
                  SPECIALTY CHEMICALS -- 0.1%
         900,000  Valvoline, Inc. (a).............................................     5.50%        07/15/24            956,250
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 1.9%
      20,029,000  BMC Software Finance, Inc. (a) (b)..............................     8.13%        07/15/21         20,604,834
       3,017,000  BMC Software, Inc...............................................     7.25%        06/01/18          3,092,425
          82,000  Symantec Corp. (a)..............................................     5.00%        04/15/25             85,895
                                                                                                                ---------------
                                                                                                                     23,783,154
                                                                                                                ---------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.6%
       1,850,000  Dell International LLC / EMC Corp. (a)..........................     5.88%        06/15/21          1,942,089
      12,850,000  Dell International LLC / EMC Corp. (a) (b)......................     7.13%        06/15/24         14,188,634
       3,000,000  Dell International LLC / EMC Corp. (a)..........................     6.02%        06/15/26          3,348,689
                                                                                                                ---------------
                                                                                                                     19,479,412
                                                                                                                ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.5%
         250,000  Ashtead Capital, Inc. (a).......................................     4.38%        08/15/27            253,438
       5,000,000  United Rentals North America, Inc...............................     5.75%        11/15/24          5,318,750
         250,000  United Rentals North America, Inc...............................     5.50%        07/15/25            269,219
         339,000  United Rentals North America, Inc...............................     5.50%        05/15/27            363,577
                                                                                                                ---------------
                                                                                                                      6,204,984
                                                                                                                ---------------
                  TRUCKING -- 0.6%
       2,300,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)......     5.13%        06/01/22          2,320,125
       4,875,000  Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)......     5.50%        04/01/23          4,954,219
         250,000  Hertz (The) Corp................................................     7.38%        01/15/21            251,875
         100,000  Hertz (The) Corp. (a)...........................................     5.50%        10/15/24             90,500
                                                                                                                ---------------
                                                                                                                      7,616,719
                                                                                                                ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
         205,000  SBA Communications Corp. (a)....................................     4.00%        10/01/22            209,100
       5,119,000  SBA Communications Corp.........................................     4.88%        09/01/24          5,272,570
       4,000,000  Sprint Capital Corp.............................................     6.90%        05/01/19          4,230,000
       1,020,000  Sprint Communications, Inc. (a).................................     9.00%        11/15/18          1,083,750
       2,250,000  Sprint Communications, Inc. (b).................................     7.00%        08/15/20          2,429,325
         150,000  T-Mobile USA, Inc...............................................     6.00%        03/01/23            158,438
       2,500,000  T-Mobile USA, Inc...............................................     6.63%        04/01/23          2,631,250
       2,000,000  T-Mobile USA, Inc...............................................     6.84%        04/28/23          2,115,000
         830,000  T-Mobile USA, Inc...............................................     5.13%        04/15/25            871,251
                                                                                                                ---------------
                                                                                                                     19,000,684
                                                                                                                ---------------
                  TOTAL CORPORATE BONDS.......................................................................      827,794,519
                  (Cost $810,113,499)                                                                           ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 12.9%

                  ALUMINUM -- 0.7%
$      7,330,000  Alcoa Nederland Holding BV (a)..................................     7.00%        09/30/26    $     8,392,850
                                                                                                                ---------------
                  AUTO PARTS & EQUIPMENT -- 0.1%
         965,000  Delphi Technologies PLC (a).....................................     5.00%        10/01/25            974,650
                                                                                                                ---------------
                  AUTOMOBILE MANUFACTURERS -- 0.3%
       4,000,000  Fiat Chrysler Automobiles NV....................................     5.25%        04/15/23          4,260,000
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.9%
       9,000,000  Cemex SAB de C.V. (a) (b).......................................     7.75%        04/16/26         10,215,900
       1,283,000  Masonite International Corp. (a)................................     5.63%        03/15/23          1,351,961
                                                                                                                ---------------
                                                                                                                     11,567,861
                                                                                                                ---------------
                  CABLE & SATELLITE -- 1.9%
         200,000  Unitymedia GmbH (a).............................................     6.13%        01/15/25            214,080
       3,703,000  UPCB Finance IV Ltd. (a)........................................     5.38%        01/15/25          3,804,833
       2,000,000  Virgin Media Finance PLC (a)....................................     6.38%        04/15/23          2,095,000
       2,480,000  Virgin Media Finance PLC (a)....................................     6.00%        10/15/24          2,607,099
       1,654,000  Virgin Media Finance PLC (a)....................................     5.75%        01/15/25          1,713,958
       2,000,000  Virgin Media Secured Finance PLC (a)............................     5.25%        01/15/26          2,082,900
       7,073,000  Virgin Media Secured Finance PLC (a)............................     5.50%        08/15/26          7,417,808
       3,766,000  Ziggo Secured Finance BV (a)....................................     5.50%        01/15/27          3,850,735
                                                                                                                ---------------
                                                                                                                     23,786,413
                                                                                                                ---------------
                  CASINOS & GAMING -- 0.4%
         250,000  International Game Technology PLC (a)...........................     5.63%        02/15/20            265,938
       3,329,000  International Game Technology PLC (a)...........................     6.25%        02/15/22          3,677,546
       1,673,000  Melco Resorts Finance Ltd. (a)..................................     4.88%        06/06/25          1,692,424
                                                                                                                ---------------
                                                                                                                      5,635,908
                                                                                                                ---------------
                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.4%
       1,275,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (a) (b)....................................     5.25%        04/15/21          1,303,675
       3,000,000  Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc. (a)........................................     5.88%        04/15/23          3,226,860
                                                                                                                ---------------
                                                                                                                      4,530,535
                                                                                                                ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.1%
         950,000  Ritchie Bros Auctioneers, Inc. (a)..............................     5.38%        01/15/25          1,002,250
                                                                                                                ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.9%
      22,750,000  SFR Group SA (a) (b)............................................     6.00%        05/15/22         23,745,312
                                                                                                                ---------------
                  INTERNET SOFTWARE & SERVICES -- 0.3%
       2,507,000  Open Text Corp. (a).............................................     5.63%        01/15/23          2,626,083
       1,000,000  Open Text Corp. (a).............................................     5.88%        06/01/26          1,086,250
                                                                                                                ---------------
                                                                                                                      3,712,333
                                                                                                                ---------------
                  METAL & GLASS CONTAINERS -- 1.4%
       5,300,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a).....................................................     7.25%        05/15/24          5,843,250
      11,080,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a) (b).................................................     6.00%        02/15/25         11,786,350
                                                                                                                ---------------
                                                                                                                     17,629,600
                                                                                                                ---------------
                  OIL & GAS DRILLING -- 0.1%
         900,000  Weatherford International Ltd...................................     9.88%        02/15/24            967,500
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                                RATE         MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  PACKAGED FOODS & MEATS -- 0.6%
$      4,677,000  JBS USA LUX SA / JBS USA Finance, Inc. (a)......................     8.25%        02/01/20    $     4,741,309
       2,849,000  JBS USA LUX SA / JBS USA Finance, Inc. (a) (b)..................     5.88%        07/15/24          2,813,388
                                                                                                                ---------------
                                                                                                                      7,554,697
                                                                                                                ---------------
                  PHARMACEUTICALS -- 3.4%
         970,000  Concordia International Corp. (a) (d)...........................     9.00%        04/01/22            856,025
       4,250,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................     5.75%        08/01/22          4,180,937
       1,000,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................     5.63%        10/15/23            938,750
       1,750,000  Mallinckrodt International Finance SA/Mallinckrodt CB
                     LLC (a)......................................................     5.50%        04/15/25          1,579,375
      34,367,000  Valeant Pharmaceuticals International, Inc. (a) (b).............     5.38%        03/15/20         33,937,412
       1,000,000  Valeant Pharmaceuticals International, Inc. (a).................     7.50%        07/15/21            986,250
                                                                                                                ---------------
                                                                                                                     42,478,749
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.2%
         405,000  IHS Markit Ltd. (a).............................................     4.75%        02/15/25            429,300
         825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (a).......................     5.50%        10/01/21            851,813
         813,000  Nielsen Co. Luxembourg S.A.R.L. (The) (a).......................     5.00%        02/01/25            843,488
                                                                                                                ---------------
                                                                                                                      2,124,601
                                                                                                                ---------------
                  RESTAURANTS -- 0.2%
       2,255,000  1011778 BC ULC / New Red Finance, Inc. (a)......................     5.00%        10/15/25          2,308,556
                                                                                                                ---------------
                  TOTAL FOREIGN CORPORATE BONDS...............................................................      160,671,815
                  (Cost $154,470,689)                                                                           ---------------


   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 20.1%

                  AEROSPACE & DEFENSE -- 0.0%
         281,638  TransDigm, Inc., Term Loan F - Extended,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.24%        06/09/23            282,730
         151,661  TransDigm, Inc., Term Loan F - Extended,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.33%        06/09/23            152,250
                                                                                                                ---------------
                                                                                                                        434,980
                                                                                                                ---------------
                  APPLICATION SOFTWARE -- 0.5%
         396,468  Informatica Corp. (Ithacalux S.A.R.L.), Dollar Term Loan,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................     4.83%        08/05/22            397,130
         465,172  JDA Software Group (RP Crown Parent, Inc.), Term Loan B,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................     4.24%        10/12/23            467,111
       5,192,825  Kronos, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................     4.81%        11/01/23          5,227,514
                                                                                                                ---------------
                                                                                                                      6,091,755
                                                                                                                ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.4%
       5,205,844  Victory Capital Holdings (VCH Holdings LLC), Initial Term
                     Loan, 3 Mo. LIBOR + 5.25%, 1.00% Floor.......................     6.58%        10/29/21          5,290,439
                                                                                                                ---------------
                  BROADCASTING -- 0.2%
       2,512,556  Tribune Media Co., Extended Term Loan C,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.24%        01/27/24          2,516,475


Page 16                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BROADCASTING (CONTINUED)
$        201,589  Tribune Media Co., Term B Loan,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.24%        12/27/20    $       201,779
                                                                                                                ---------------
                                                                                                                      2,718,254
                                                                                                                ---------------
                  BUILDING PRODUCTS -- 0.0%
         370,798  Jeld-Wen, Inc., Term Loan B,
                     3 Mo. LIBOR + 3.00%, 1.00% Floor.............................     4.33%        07/01/22            373,579
                                                                                                                ---------------
                  CASINOS & GAMING -- 4.3%
       1,410,750  Amaya Holdings B.V., 2nd Lien Term Loan,
                     3 Mo. LIBOR + 7.00%, 1.00% Floor.............................     8.33%        07/31/22          1,431,911
      14,294,034  Amaya Holdings B.V., Term Loan B,
                     3 Mo. LIBOR + 3.50%, 1.00% Floor.............................     4.83%        08/01/21         14,388,232
      24,003,613  Caesars Entertainment Resort Properties LLC, Term Loan B,
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................     4.74%        10/04/20         24,016,575
      13,457,877  Caesars Growth Partners LLC, 2017 Term Loan,
                     1 Mo. LIBOR + 3.00%, 1.00% Floor.............................     4.24%        05/08/21         13,460,703
                                                                                                                ---------------
                                                                                                                     53,297,421
                                                                                                                ---------------
                  COAL & CONSUMABLE FUELS -- 0.1%
         619,134  Arch Coal, Inc., Initial Term Loan,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................     4.49%        03/07/24            624,942
                                                                                                                ---------------
                  DIVERSIFIED SUPPORT SERVICES -- 0.3%
       3,222,817  Brickman Group Holdings, Inc., Second Lien Term Loan,
                     1 Mo. LIBOR + 6.50%, 1.00% Floor.............................     7.74%        12/18/21          3,232,614
                                                                                                                ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.0%
         170,924  PSSI (Packers Holdings LLC), Term Loan B (First Lien),
                     1 Mo. LIBOR + 3.50%, 1.00% Floor.............................     4.73%        12/01/21            172,633
                                                                                                                ---------------
                  FOOD RETAIL -- 0.5%
       2,288,270  Albertsons LLC, Term Loan B5,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.33%        12/21/22          2,213,649
       4,600,716  Albertsons LLC, Term Loan B6,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.32%        06/22/23          4,453,125
                                                                                                                ---------------
                                                                                                                      6,666,774
                                                                                                                ---------------
                  HEALTH CARE EQUIPMENT -- 0.2%
         975,943  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor..................     4.49%        06/08/20            976,148
         998,804  DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                     Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor..................     4.59%        06/08/20            999,014
                                                                                                                ---------------
                                                                                                                      1,975,162
                                                                                                                ---------------
                  HEALTH CARE FACILITIES -- 0.1%
         982,500  Acadia Healthcare Co., Inc., Term Loan B2,
                     1 Mo. LIBOR + 2.75%, 0.75% Floor.............................     3.99%        02/16/23            987,108
                                                                                                                ---------------
                  HEALTH CARE SERVICES -- 1.6%
       2,209,550  21st Century Oncology, Inc., Tranche B Term Loan,
                     3 Mo. LIBOR + 6.13%, 1.00% Floor (d).........................     7.47%        04/30/22          2,076,977
         104,067  Air Medical Group Holdings, Inc., New Term Loan B,
                     1 Mo. LIBOR + 4.25%, 1.00% Floor.............................     5.49%        09/30/24            104,522
         592,503  Air Medical Group Holdings, Inc., Term Loan B1,
                      1 Mo. LIBOR + 4.00%, 1.00% Floor............................     5.24%        04/28/22            594,725
       1,925,928  CareCore National LLC, Term Loan B,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................     5.24%        03/06/21          1,928,336


                        See Notes to Financial Statements                Page 17

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$          1,750  CHG Healthcare Services, Inc, Term Loan B,
                     2 Mo. LIBOR + 3.25%, 1.00% Floor.............................     4.56%        06/07/23    $         1,765
         687,750  CHG Healthcare Services, Inc, Term Loan B,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................     4.63%        06/07/23            693,768
       3,321,809  Curo Health Services Holdings, Inc., Term Loan B,
                     3 Mo. LIBOR + 4.00%, 1.00% Floor.............................     5.31%        02/05/22          3,323,901
         198,004  ExamWorks Group, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................     4.49%        07/27/23            199,572
       3,460,882  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                     (First Lien), 3 Mo. LIBOR + 4.25%, 1.00% Floor...............     5.57%        07/01/21          2,889,836
       8,821,426  U.S. Renal Care, Inc., Term Loan B,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................     5.58%        12/30/22          8,514,264
                                                                                                                ---------------
                                                                                                                     20,327,666
                                                                                                                ---------------
                  HOUSEHOLD APPLIANCES -- 0.2%
         303,729  Traeger Grills, Delayed Draw Term Loan (g)......................   2.50% (h)      09/25/24           306,766
       1,936,271  Traeger Grills, Closing Date Term Loan,
                     3 Mo. LIBOR + 5.00%, 1.00% Floor.............................     6.33%        09/25/24          1,955,634
                                                                                                                ---------------
                                                                                                                      2,262,400
                                                                                                                ---------------
                  HYPERMARKETS & SUPER CENTERS -- 0.8%
         852,076  BJ's Wholesale Club, Inc., 1st Lien Term Loan,
                     1 Mo. LIBOR + 3.75%, 1.00% Floor.............................     4.99%        01/31/24            829,709
      10,130,289  BJ's Wholesale Club, Inc., 2nd Lien Term Loan,
                     1 Mo. LIBOR + 7.50%, 1.00% Floor.............................     8.73%        01/26/25          9,775,730
                                                                                                                ---------------
                                                                                                                     10,605,439
                                                                                                                ---------------
                  INSURANCE BROKERS -- 0.1%
         428,571  Amwins Group LLC, Term Loan B (Second Lien),
                     1 Mo. LIBOR + 6.75%, 1.00% Floor.............................     7.99%        01/25/25            436,071
         301,708  Confie Seguros Holding II Co., Term Loan B,
                     1 Mo. LIBOR + 5.75%, 1.00% Floor.............................     6.99%        04/19/22            298,881
                                                                                                                ---------------
                                                                                                                        734,952
                                                                                                                ---------------
                  LEISURE FACILITIES -- 0.1%
         716,769  Planet Fitness Holdings LLC, Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.24%        03/31/21            722,145
         233,904  Planet Fitness Holdings LLC, Term Loan B,
                     3 Mo. LIBOR + 3.00%, 0.75% Floor.............................     4.33%        03/31/21            235,658
                                                                                                                ---------------
                                                                                                                        957,803
                                                                                                                ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.2%
         401,626  Immucor, Inc., Term Loan B,
                     2 Mo. LIBOR + 5.00%, 1.00% Floor.............................     6.31%        07/30/21            409,032
       1,944,724  Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                     Initial Term Loan, 3 Mo. LIBOR + 3.75%, 1.00% Floor..........     5.08%        06/30/21          1,953,650
                                                                                                                ---------------
                                                                                                                      2,362,682
                                                                                                                ---------------
                  MANAGED HEALTH CARE -- 0.0%
         436,427  MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term Loan B,
                     3 Mo. LIBOR + 3.00%, 1.00% Floor.............................     4.33%         06/07/23           440,481
                                                                                                                ---------------


Page 18                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
$      1,027,778  American Energy Marcellus Holdings LLC (Ascent Resources -
                     Marcellus LLC), Initial Loan (Second Lien),
                     1 Mo. LIBOR + 7.50%, 1.00% Floor (i).........................     8.74%        08/04/21    $        63,599
       1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien),
                     3 Mo. LIBOR + 2.88%, 1.25% Floor.............................     4.21%        09/30/20            357,500
                                                                                                                ---------------
                                                                                                                        421,099
                                                                                                                ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.2%
         824,950  First Data Corp., Term Loan 2024,
                     1 Mo. LIBOR + 2.50%, 0.00% Floor.............................     3.74%        04/26/24            828,192
       1,049,370  iPayment, Inc., Term Loan B,
                     3 Mo. LIBOR + 6.00%, 1.00% Floor.............................     7.35%        04/11/23          1,059,864
                                                                                                                ---------------
                                                                                                                      1,888,056
                                                                                                                ---------------
                  PACKAGED FOODS & MEATS -- 0.9%
      11,731,500  Amplify Snack Brands, Inc., Term Loan B,
                     1 Mo. LIBOR + 5.50%, 1.00% Floor.............................     6.74%        08/31/23         11,654,541
                                                                                                                ---------------
                  PAPER PACKAGING -- 0.2%
       2,744,641  Reynolds Group Holdings, Inc., 2017 Incremental US Term Loan,
                     1 Mo. LIBOR + 2.75%, 0.00% Floor.............................     3.99%        02/05/23          2,760,066
                                                                                                                ---------------
                  PHARMACEUTICALS -- 2.4%
       8,153,909  Concordia Healthcare Corp., Initial Dollar Term Loan,
                     1 Mo. LIBOR + 4.25%, 1.00% Floor (d).........................     5.49%        10/21/21          6,789,271
       2,525,630  Endo Health Solutions, Inc., Term Loan B,
                     1 Mo. LIBOR + 4.25%, 0.75% Floor.............................     5.50%        04/29/24          2,558,463
       8,737,548  Horizon Pharma, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.75%, 1.00% Floor.............................     5.00%        03/29/24          8,756,683
      11,795,084  Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B
                     Term Loan, 1 Mo. LIBOR + 4.75%, 0.75% Floor..................     5.99%        04/01/22         12,053,160
                                                                                                                ---------------
                                                                                                                     30,157,577
                                                                                                                ---------------
                  PROPERTY & CASUALTY INSURANCE -- 0.0%
         600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien), 1 Mo. LIBOR + 5.75%, 1.00% Floor..............     6.99%        02/28/22            605,250
                                                                                                                ---------------
                  REAL ESTATE SERVICES -- 0.2%
       1,673,279  DTZ Worldwide Ltd., 2015-1 Additional Term Loan,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................        4.57%      11/04/21         1,682,432
         103,320  DTZ Worldwide Ltd., 2015-1 Additional Term Loan,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................        4.58%      11/04/21           103,885
         751,923  DTZ Worldwide Ltd., 2015-1 Additional Term Loan,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................        4.63%      11/04/21           756,036
                                                                                                                ---------------
                                                                                                                      2,542,353
                                                                                                                ---------------
                  RESEARCH & CONSULTING SERVICES -- 2.7%
      12,554,077  Acosta, Inc., Term Loan B,
                     1 Mo. LIBOR + 3.25%, 1.00% Floor.............................        4.49%      09/26/21        11,047,587
          23,211  Advantage Sales & Marketing, Inc., Initial Term Loan (First
                     Lien), 2 Mo. LIBOR + 3.25%, 1.00% Floor......................        4.56%      07/23/21            21,941
       8,982,625  Advantage Sales & Marketing, Inc., Initial Term Loan (First
                     Lien), 3 Mo. LIBOR + 3.25%, 1.00% Floor......................        4.63%      07/23/21         8,491,366
       5,055,508  Advantage Sales & Marketing, Inc., Term Loan (Second Lien),
                     3 Mo. LIBOR + 6.50%, 1.00% Floor.............................        7.88%      07/25/22         4,212,299


                        See Notes to Financial Statements                Page 19

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (e)    MATURITY (f)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  RESEARCH & CONSULTING SERVICES (CONTINUED)
$      9,000,000  Information Resources, Inc., Second Lien Term Loan,
                     3 Mo. LIBOR + 8.25%, 1.00% Floor.............................     9.62%        01/20/25    $     9,011,251
         796,000  Information Resources, Inc., Term Loan B,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................     5.62%        01/18/24            804,294
                                                                                                                ---------------
                                                                                                                     33,588,738
                                                                                                                ---------------
                  RESTAURANTS -- 1.0%
       1,685,000  Portillo's Holdings LLC, Second Lien Term Loan,
                     3 Mo. LIBOR + 8.00%, 1.00% Floor.............................     9.33%        08/15/22          1,685,000
       8,108,175  Portillo's Holdings LLC, Term B Loan (First Lien),
                     3 Mo. LIBOR + 4.50%, 1.00% Floor.............................     5.83%        08/02/21          8,148,716
       2,390,269  Red Lobster Management LLC, Initial Term Loan (First Lien),
                     1 Mo. LIBOR + 5.25%, 1.00% Floor.............................     6.49%        07/28/21          2,426,123
                                                                                                                ---------------
                                                                                                                     12,259,839
                                                                                                                ---------------
                  RETAIL REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.5%
       6,067,613  Capital Automotive LLC, 2nd Lien Term Loan,
                     1 Mo. LIBOR + 6.00%, 1.00% Floor.............................     7.24%        03/15/25          6,219,303
                                                                                                                ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.7%
       3,067,439  Asurion LLC, Replacement Term Loan B-5,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................     4.24%        11/03/23          3,092,378
       3,900,000  Asurion LLC, Term Loan (Second Lien),
                     1 Mo. LIBOR + 6.00%, 0.00% Floor.............................     7.24%        07/31/25          4,024,332
       1,383,643  Asurion LLC, Term Loan B4,
                     1 Mo. LIBOR + 2.75%, 1.00% Floor.............................     3.99%        08/04/22          1,393,799
                                                                                                                ---------------
                                                                                                                      8,510,509
                                                                                                                ---------------
                  SPECIALTY STORES -- 0.3%
       4,960,806  Toys "R" US-Delaware, Inc., Term B-2 Loan,
                     3 Mo. LIBOR + 3.75%, 1.50% Floor (d).........................     5.25%        05/25/18          1,835,498
         891,667  Toys "R" US-Delaware, Inc., Term B-3 Loan,
                     1 Mo. LIBOR + 3.75%, 1.50% Floor (d).........................     5.25%        05/25/18            329,917
       3,666,657  Toys "R" US-Delaware, Inc., Term B-4 Loan,
                     3 Mo. LIBOR + 8.75%, 1.00% Floor (d).........................     10.07%       04/25/20          2,095,715
                                                                                                                ---------------
                                                                                                                      4,261,130
                                                                                                                ---------------
                  SYSTEMS SOFTWARE -- 1.4%
       1,262,391  Applied Systems, Inc., 2nd Lien Term Loan,
                     3 Mo. LIBOR + 7.00%, 1.00% Floor.............................     8.32%        09/13/25          1,300,263
       4,848,575  Avast Software B.V. (Sybil Software LLC), Initial Refinancing
                     Dollar Term Loan,
                     3 Mo. LIBOR + 3.25%, 1.00% Floor.............................     4.58%        09/30/23          4,872,818
       6,857,548  BMC Software Finance, Inc., Term Loan B,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................     5.24%        09/10/22          6,903,356
       4,186,307  Compuware Corp., Term Loan B3,
                     3 Mo. LIBOR + 4.25%, 1.00% Floor.............................     5.63%        12/15/21          4,243,868
                                                                                                                ---------------
                                                                                                                     17,320,305
                                                                                                                ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................      251,745,850
                  (Cost $260,770,158)                                                                           ---------------


Page 20                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

     SHARES                                                 DESCRIPTION                                               VALUE
----------------  --------------------------------------------------------------------------------------------  ---------------
RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           1,629  Vistra Energy Corp. (j).....................................................................  $         1,723
           2,702  Vistra Energy Corp. Claim (j) (k) (l).......................................................                0
                                                                                                                ---------------
                  TOTAL RIGHTS................................................................................            1,723
                  (Cost $2,830)                                                                                 ---------------

MONEY MARKET FUNDS -- 0.1%
       1,416,982  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 0.93% (m)..............................................        1,416,982
                  (Cost $1,416,982)                                                                             ---------------

                  TOTAL INVESTMENTS -- 99.3%..................................................................    1,241,630,889
                  (Cost $1,226,774,158) (n)                                                                     ---------------


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT -- (7.3%)

$    (70,375,000) United States Treasury Note.....................................     1.50%        04/15/20        (70,083,604)
     (11,000,000) United States Treasury Note.....................................     1.88%        04/30/22        (10,955,742)
     (10,000,000) United States Treasury Note.....................................     2.25%        02/15/27         (9,905,078)
                                                                                                                ---------------
                  TOTAL U.S. GOVERNMENT NOTES SOLD SHORT......................................................      (90,944,424)
                  (Proceeds $91,411,601)                                                                        ---------------

                  NET OTHER ASSETS AND LIABILITIES -- 8.0%....................................................       99,878,685
                                                                                                                ---------------
                  NET ASSETS -- 100.0%........................................................................  $ 1,250,565,150
                                                                                                                ===============

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $567,798,103 or 45.4% of net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) These notes are Senior Payment-In-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.63% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. The first interest payment is scheduled for November 15, 2017.

(d)   This issuer has filed for protection in federal bankruptcy court.

(e) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2017.

(f) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g) Delayed Draw Loan (See Note 2D - Unfunded Loan Commitments in the Notes to Financial Statements).

(h) Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

(i) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(j)   Non-income producing security.

(k) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such amounted to $0 or 0.0% of net assets.


                        See Notes to Financial Statements                Page 21

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

(l) This security's value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(m)   Rate shown reflects yield as of October 31, 2017.

(n) Aggregate cost for federal income tax purposes is $1,139,262,414. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $31,185,859 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,761,808. The net unrealized appreciation was $11,424,051.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2017          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Corporate Bonds*..................................   $   827,794,519   $            --   $   827,794,519   $            --
Foreign Corporate Bonds*..........................       160,671,815                --       160,671,815                --
Senior Floating-Rate Loan Interests*..............       251,745,850                --       251,745,850                --
Rights*:
   Electric Utilities.............................             1,723                --             1,723                --**
Money Market Funds................................         1,416,982         1,416,982                --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 1,241,630,889   $     1,416,982   $ 1,240,213,907   $            --**
                                                     ===============   ===============   ===============   ===============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2017          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
U.S. Government Notes Sold Short..................   $   (90,944,424)  $            --   $   (90,944,424)  $            --
                                                     ===============   ===============   ===============   ===============

* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

** Investment is valued at $0.


All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Level 3 Rights that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. The Level 3 Rights values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


Page 22                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

OCTOBER 31, 2017

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT OCTOBER 31, 2016
   Rights                                            $               --*
Net Realized Gain (Loss)                                             --
Change in Unrealized Appreciation /(Depreciation)                    --
Purchases                                                            --
Sales                                                                --
Transfers In                                                         --
Transfers Out                                                        --
                                                     ------------------
ENDING BALANCE AT OCTOBER 31, 2017
   Rights                                                            --*
                                                     ------------------
Total Level 3 Holdings                               $               --*
                                                     ==================

* Investment is valued at $0.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2017.


                        See Notes to Financial Statements                Page 23

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value.....................................................    $ 1,241,630,889
Cash......................................................................             95,733
Restricted cash...........................................................         75,934,648
Receivables:
   Investment securities sold.............................................          9,846,025
   Interest...............................................................         17,188,975
   Margin interest rebate.................................................             12,941
   Dividends..............................................................              3,821
                                                                              ---------------
      Total Assets........................................................      1,344,713,032
                                                                              ---------------
LIABILITIES:
Investments sold short, at value (proceeds $91,411,601)...................         90,944,424
Payables:
   Investment securities purchased........................................          1,790,349
   Investment advisory fees...............................................          1,008,782
   Unfunded loan commitment...............................................            306,766
   Interest on investments sold short.....................................             97,561
                                                                              ---------------
      Total Liabilities...................................................         94,147,882
                                                                              ---------------
NET ASSETS................................................................    $ 1,250,565,150
                                                                              ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $ 1,245,232,202
Par value.................................................................            255,500
Accumulated net investment income (loss)..................................          1,937,322
Accumulated net realized gain (loss) on investments and
   investments sold short.................................................        (12,183,782)
Net unrealized appreciation (depreciation) on investments and
   investments sold short.................................................         15,323,908
                                                                              ---------------
NET ASSETS................................................................    $ 1,250,565,150
                                                                              ===============
NET ASSET VALUE, per share................................................    $         48.95
                                                                              ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................         25,550,002
                                                                              ===============
Investments, at cost......................................................    $ 1,226,774,158
                                                                              ===============


Page 24                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest..................................................................    $    74,370,363
Dividends.................................................................             34,955
                                                                              ---------------
   Total investment income................................................         74,405,318
                                                                              ---------------
EXPENSES:
Investment advisory fees..................................................         11,129,452
Interest on investments sold short........................................          1,272,356
Margin interest expense...................................................            441,359
                                                                              ---------------
   Total expenses.........................................................         12,843,167
                                                                              ---------------
NET INVESTMENT INCOME (LOSS)..............................................         61,562,151
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................            775,517
   Investments sold short.................................................           (738,810)
                                                                              ---------------
   Net realized gain (loss)...............................................             36,707
                                                                              ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................         12,704,062
   Investments sold short.................................................          2,282,864
                                                                              ---------------
Net change in unrealized appreciation (depreciation)......................         14,986,926
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................         15,023,633
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    76,585,784
                                                                              ===============


                        See Notes to Financial Statements                Page 25

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR                 YEAR
                                                                                ENDED                ENDED
                                                                             10/31/2017           10/31/2016
                                                                           ---------------      ---------------
OPERATIONS:
Net investment income (loss)...........................................    $    61,562,151      $    40,345,475
Net realized gain (loss)...............................................             36,707           (5,434,136)
Net change in unrealized appreciation (depreciation)...................         14,986,926           14,392,947
                                                                           ---------------      ---------------
Net increase (decrease) in net assets resulting from operations........         76,585,784           49,304,286
                                                                           ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................        (62,006,005)         (41,910,270)
Return of capital......................................................                 --           (2,821,485)
                                                                           ---------------      ---------------
Total distributions to shareholders....................................        (62,006,005)         (44,731,755)
                                                                           ---------------      ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................        327,849,490          828,606,666
Cost of shares redeemed................................................       (169,160,707)        (276,836,722)
                                                                           ---------------      ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................        158,688,783          551,769,944
                                                                           ---------------      ---------------
Total increase (decrease) in net assets................................        173,268,562          556,342,475

NET ASSETS:
Beginning of period....................................................      1,077,296,588          520,954,113
                                                                           ---------------      ---------------
End of period..........................................................    $ 1,250,565,150      $ 1,077,296,588
                                                                           ===============      ===============
Accumulated net investment income (loss) at end of period..............    $     1,937,322      $            --
                                                                           ===============      ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................         22,300,002           10,700,002
Shares sold............................................................          6,750,000           17,450,000
Shares redeemed........................................................         (3,500,000)          (5,850,000)
                                                                           ---------------      ---------------
Shares outstanding, end of period......................................         25,550,002           22,300,002
                                                                           ===============      ===============


Page 26                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..........    $    76,585,784
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments ...........................................     (1,574,493,688)
      Borrowed investments sold short ....................................        262,967,288
      Cost to cover short positions ......................................       (233,860,306)
      Sales, maturities and paydowns of investments ......................      1,405,696,742
      Net amortization/accretion of premiums/discounts on investments.....          1,201,064
      Net realized gain/loss on investments and investments sold short....            (36,707)
      Net change in unrealized appreciation/depreciation on investments...        (12,704,062)
      Net change in unrealized appreciation/depreciation on investments
         sold short.......................................................         (2,282,864)
      Increase in restricted cash.........................................        (16,800,052)

CHANGES IN ASSETS AND LIABILITIES
      Increase in interest receivable.....................................         (4,669,244)
      Increase in dividend receivable.....................................             (3,821)
      Decrease in interest payable on investments sold short..............           (326,849)
      Decrease in interest expense payable on investments sold short......            (13,835)
      Increase in investment advisory fees payable........................            149,009
                                                                              ---------------
CASH USED IN OPERATING ACTIVITIES.........................................                         $   (98,591,541)
                                                                                                   ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold...........................................        330,267,285
      Cost of shares redeemed.............................................       (169,160,707)
      Distributions to shareholders from net investment income............       (62,006,005)
                                                                              ---------------
CASH PROVIDED BY FINANCING ACTIVITIES.....................................                              99,100,573
                                                                                                   ---------------
Increase in cash..........................................................                                 509,032
Cash at beginning of period...............................................                                (413,299)
                                                                                                   ---------------
CASH AT END OF PERIOD.....................................................                         $        95,733
                                                                                                   ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest..................................                         $       455,194
                                                                                                   ===============


                        See Notes to Financial Statements                Page 27

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  YEAR ENDED OCTOBER 31,                        PERIOD
                                                 ---------------------------------------------------------      ENDED
                                                     2017           2016           2015           2014       10/31/2013 (a)
                                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period              $    48.31     $    48.69     $    51.30     $    51.16     $    50.00
                                                  ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            2.56           2.41           2.64           2.58           1.93
Net realized and unrealized gain (loss)                 0.66          (0.14)         (2.23) (b)      0.29           1.38
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                        3.22           2.27           0.41           2.87           3.31
                                                  ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (2.58)         (2.48)         (2.84)         (2.73)         (2.15)
Net realized gain                                         --             --          (0.14)            --             --
Return of capital                                         --          (0.17)         (0.04)            --             --
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions                                    (2.58)         (2.65)         (3.02)         (2.73)         (2.15)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                    $    48.95     $    48.31     $    48.69     $    51.30     $    51.16
                                                  ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (c)                                        6.79%          4.89%          0.80% (b)      5.72%          6.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $1,250,565     $1,077,297     $  520,954     $  179,533     $   74,178
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           1.10%          1.11%          1.23%          1.29%          1.28% (d)
Ratio of total expenses to average net assets
   excluding interest expense                           0.95%          0.95%          0.95%          0.95%          0.95% (d)
Ratio of net investment income (loss) to average
   net assets                                           5.25%          5.04%          5.49%          5.02%          5.10% (d)
Portfolio turnover rate (e)                               75%            45%            34%            54%            52%


(a) Inception date is February 25, 2013, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $24,541 in connection with a trade error. The payment from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 28                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), a non-diversified series of the Trust which trades under the ticker "HYLS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the First Trust Tactical High Yield ETF (the "Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

      7)    reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      The Senior Floating-Rate Loan Interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans and bonds.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2017.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2017, the Fund had $75,934,648 in restricted cash associated with investments sold short and $90,944,424 of investments sold short as shown on the Statement of Asset and Liabilities. Interest is charged on these balances at a rate equal to the Overnight


                                                                         Page 31


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

Bank Funding Rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Overnight Bank Funding Rate less 40 basis points. At October 31, 2017, the Fund had a debit margin balance with an interest rate of 1.91%. For the fiscal year ended October 31, 2017, margin interest expense was $441,359, which is shown in "Margin interest expense" on the Statement of Operations. For the fiscal year ended October 31, 2017, the average margin balance and interest rates were $44,802,521 and 1.63%, respectively.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed drawn loan commitments, which are marked to market daily, of $306,766 as of October 31, 2017.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                              2017             2016
Ordinary income..............................    $   62,006,005   $   41,910,270
Capital gain.................................                --               --
Return of capital............................                --        2,821,485

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................    $    1,937,322
Accumulated capital and other gain (loss)....        (8,283,925)
Net unrealized appreciation (depreciation)...        11,424,051

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2017, the Fund had $8,283,925 of non-expiring capital loss carryforwards that may be carried forward indefinitely.


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:


                                      ACCUMULATED
           ACCUMULATED               NET REALIZED
         NET INVESTMENT               GAIN (LOSS)
          INCOME (LOSS)             ON INVESTMENTS             PAID-IN CAPITAL
        -----------------      -------------------------      -----------------
         $    2,381,176           $      (2,381,176)             $       --

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

H. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 which resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

I. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.


                                                                         Page 33


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $941,748,703 and $756,360,571 respectively. The cost of purchases to cover short sales and the proceeds of short sales were $178,877,428 and $207,991,221, respectively.

For the fiscal year ended October 31, 2017, the Fund had no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $200 million Credit Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. Prior to February 3, 2017, the Line of Credit was $135 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that had access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2017.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.


Page 34


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2017

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund's Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST TACTICAL HIGH YIELD
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Tactical High Yield ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Tactical High Yield ETF as of October 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2017


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders during the Fund's fiscal year ended October 31, 2017 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


        Dividends Received Deduction          Qualified Dividend Income
        ----------------------------          -------------------------
                   0.00%                                0.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

AUTHORIZED PARTICIPANT CONCENTRATION RISK: Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these Senior Loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments. Furthermore, increases in interest rates may result in greater volatility of Senior Loans and average duration may fluctuate with fluctuations in interest rates.

CALL RISK: If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

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ADDITIONAL INFORMATION (CONTINUED)
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                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

COUNTERPARTY RISK: Certain Derivative Instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty's bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund's investments in the futures markets also introduce the risk that its futures commission merchant ("FCM") would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM's obligation to return margin posted in connection with the Fund's futures contracts.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

CYBER SECURITY RISK: As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DERIVATIVES RISK: The use of Derivative Instruments can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the Derivative Instruments. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

DISTRESSED SECURITIES RISK: The Fund may invest in Distressed Securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving Distressed Securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed Securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many Distressed Securities are illiquid or trade in low volumes and thus may be more difficult to value. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities."

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

FLUCTUATION OF NET ASSET VALUE RISK: The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK: High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET MAKER RISK: If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect senior loans; however they are often unsecured and/or lower in the issuer's capital structure than senior loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SHORT SALE RISK: The Fund uses short sales for investment and risk management purposes, including when the Fund's advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for relatively long periods of time. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

TRADING ISSUES RISK: Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Tactical High Yield ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the Fund's total (net) expense ratio (including expenses associated with short sales) was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs investing in high yield debt securities and that most of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also considered that the Fund's long/short strategy generates additional expenses from short sales that are not present for peer funds with long-only strategies. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the MPI Peer Group average for the one-year period ended December 31, 2016 and outperformed the MPI Peer Group average for the three-year period ended December 31, 2016. The Board noted that the Fund underperformed the benchmark index for the one- and three-year periods, ended December 31, 2016. The Board noted information provided by the Advisor on reasons for the Fund's recent underperformance.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Tactical High Yield ETF it manages (the "Fund") in certain member states in the European economic area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $4,828,849. This figure is comprised of $571,782 paid (or to be paid) in fixed compensation and $4,257,067 paid (or to be paid) in variable compensation. There were a total of 18 beneficiaries of the remuneration described above. Those amounts include $324,803 paid (or to be paid) to senior management of First Trust Advisors L.P. and $4,504,046 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,             AND YEAR FIRST                                                 FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND             ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                        Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception    Limited Partnership (June 1992 to
  Suite 400                                          December 2016); Member, Sportsmed
Wheaton, IL 60187                                    LLC (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                        (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises                      151        Director of Trust
c/o First Trust Advisors L.P.                        (Financial and Management Consulting)                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                   Covenant
  120 E. Liberty Drive,         o Since Inception    Harapan Educational Foundation                              Transport Inc.
  Suite 400                                          (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products
                                                     and Services); President and Chief
                                                     Executive Officer (June 2012 to September
                                                     2014), Dew Learning LLC (Educational
                                                     Products and Services); President (June
                                                     2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term    Chief Executive Officer, First Trust             151        None
Chairman of the Board                                Advisors L.P. and First Trust
  120 E. Liberty Drive,         o Since Inception    Portfolios L.P.; Chairman of the
Suite 400                                            Board of Directors, BondWave LLC
Wheaton, IL 60187                                    (Software Development Company)
D.O.B.: 09/55                                        and Stonebridge Advisors LLC
                                                     (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer (January 2016 to Present) , BondWave LLC
                                                                            (Software Development Company) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016 ), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC and Secretary of
Wheaton, IL 60187                                                           Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

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


                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)


Annual Report
For the Year Ended
October 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments.....................................................  9
Statement of Assets and Liabilities.......................................... 29
Statement of Operations...................................................... 30
Statements of Changes in Net Assets.......................................... 31
Financial Highlights......................................................... 32
Notes to Financial Statements................................................ 33
Report of Independent Registered Public Accounting Firm...................... 39
Additional Information....................................................... 40
Board of Trustees and Officers............................................... 47
Privacy Policy............................................................... 49

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Enhanced Short Maturity ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund") is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds; and money market securities. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor") selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                     ANNUAL AVERAGE         CUMULATIVE
                                                                                     TOTAL RETURNS        TOTAL RETURNS
                                                                   1 Year Ended    Inception (8/5/14)   Inception (8/5/14)
                                                                     10/31/17         to 10/31/17          to 10/31/17
FUND PERFORMANCE
NAV                                                                   1.48%              0.89%                2.89%
Market Price                                                          1.50%              0.89%                2.89%

INDEX PERFORMANCE
ICE BofAML 0-1 Year U.S. Treasury Index(1)                            0.73%              0.45%                1.47%
--------------------------------------------------------------------------------------------------------------------------

(1) Effective October 22, 2017, the index name changed from BofA Merrill Lynch 0-1 Year U.S. Treasury Index to ICE BofAML 0-1 Year U.S. Treasury Index.

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Corporate Bonds                             45.00%
Commercial Paper                            29.67
Foreign Corporate Bonds                     17.72
U.S. Government Agency
   Mortgage-Backed Securities                3.28
Asset-Backed Securities                      3.27
Mortgage-Backed Securities                   0.69
Municipal Bonds                              0.34
Cash                                         0.03
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government                                   3.28%
AAA                                          2.34
AA+                                          0.41
AA                                           0.29
AA-                                          3.19
A+                                           3.98
A                                            9.07
A-                                           8.03
BBB+                                        19.83
BBB                                         11.62
BBB-                                         5.78
A-2 (Short-Term)                            14.45
A-3 (Short-Term)                            14.58
B (Short-Term)                               0.90
Not Rated                                    2.22
Cash                                         0.03
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
ONEOK, Inc.                                  0.77%
Allergan Funding SCS                         0.68
International Lease Finance Corp.            0.67
Canadian Natural Resources Ltd.              0.67
Barclays PLC                                 0.67
Imperial Brands Finance PLC                  0.64
Synchrony Financial                          0.64
Telefonica Emisiones SAU                     0.64
Volkswagen Group of America
   Finance LLC                               0.63
Kinder Morgan, Inc.                          0.60
                                           -------
     Total                                   6.61%
                                           =======

-----------------------------

(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  AUGUST 5, 2014 - OCTOBER 31, 2017

            First Trust Enhanced      ICE BofAML 0-1 Year
             Short Maturity ETF       U.S. Treasury Index
8/5/14            $10,000                   $10,000
10/31/14           10,016                    10,002
4/30/15            10,047                    10,011
10/31/15           10,045                    10,020
4/30/16            10,079                    10,045
10/31/16           10,139                    10,073
4/30/17            10,207                    10,096
10/31/17           10,289                    10,147

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/6/14 - 10/31/14       47          0          0           0          15          0          0           0
11/1/14 - 10/31/15      54          0          0           0         197          0          0           0
11/1/15 - 10/31/16     101          0          0           0         151          0          0           0
11/1/16 - 10/31/17     173          0          0           0          79          0          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)


                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, ten exchange-traded trusts consisting of 128 series and 16 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). As of October 31, 2017, First Trust managed or supervised $113.943 billion in assets.

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER
ERIC MAISEL, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

The Fund is an actively-managed exchange-traded fund ("ETF"). Its investment objective is to seek current income, consistent with preservation of capital and daily liquidity.

MARKET RECAP

The early part of the reporting period ending October 31, 2017 was characterized by a surge in pro-growth optimism following the surprising outcome of the U.S. presidential election. Risk assets rallied and yields climbed as investors anticipated the new Administration and Republican-controlled Congress would advance fiscal stimulus, regulatory rollbacks, and tax reform. The Federal Reserve (the "Fed") also left its mark on the first quarter by hiking rates another 0.25% to 0.75%-1.00%. During the first quarter of 2017, a number of Fed officials spoke to the merits of raising rates with unusual unanimity and frankness. Front-end rates responded by climbing higher as the market interpreted these comments as a shift in forward guidance toward tighter monetary policy.

The message of monetary policy normalization was a theme among several central banks during the second and third quarters of 2017. In addition to the Fed, officials of central banks in Europe, England, and Canada voiced optimism that economic expansion would continue and eventually lead to more desirable levels of wage growth and inflation. This represented a welcome shift in outlook, as, for years, many monetary authorities have expressed a "glass-half-empty" view of economic growth. In the U.S., conditions are far enough along, according to the Fed, to allow them to begin unwinding their holdings of Treasury and mortgage-backed securities that were purchased as part of Quantitative Easing ("QE"). The Fed outlined many details of its planned balance sheet unwind at the June Federal Open Market Committee ("FOMC") meeting while also sticking to a path of rate hikes by raising the overnight funds rate to 1.00%-1.25%. This marked the fourth hike in the current cycle.

Many of the dynamics established during the second quarter extended through the third. This included a continued flattening of the yield curve as short-term rates maintained their upward momentum and longer rates traded in a range with the 10-year Treasury yield beginning and ending the quarter essentially flat. The initial estimate for third quarter gross domestic product ("GDP") growth came in at a 3.0% annual rate and followed a healthy 3.1% annual growth rate in the second quarter. With the favorable economic backdrop and hopes for tax reform still plausible despite numerous political headwinds, investors were mostly "risk-on" during the summer and early autumn. Although the long-running beta compression and low-volatility trend was interrupted in August when geopolitical tensions related to North Korea flared, the trend resumed as cooler heads prevailed. Broad equity markets reached new all-time highs and credit markets reached post-crisis tights. The Fed did not increase short-term interest rate during the third quarter, but showed an inclination to continue its tightening bias at the upcoming December 2017 meeting. An outline for the reduction of the Fed's balance sheet was offered with a start date in October 2017, which will itself be a form of monetary tightening. Yet the minutes showed that the Fed was still optimistic about the U.S. growth and employment situation and that the recent spate of hurricane disruption is unlikely to alter the economy's course in the medium term. Furthermore, the Fed reiterated confidence that inflation will move higher toward the 2% target. All in all, we believe the tone of the Fed's release lays the groundwork for an additional rate hike in December with a preference for more to come in 2018.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)


PERFORMANCE ANALYSIS

For the 12-months ended October 31, 2017, the Fund's net asset value ("NAV") and market price total returns were 1.48% and 1.50% respectively. These compare favorably to the 0.73% total return for the ICE BofAML 0-1 Year U.S. Treasury Index benchmark over the same period. Due in part to rate hikes by the Fed, the Fund's distribution rate increased steadily over the 12- month period. The most recent distribution, payable on October 31, 2017, was $0.075 per share, equal to a 1.50% rate on an annualized basis to NAV.

The Fund maintained a diversified portfolio of securities across its investment universe with an emphasis on those with a very high level of liquidity. The Fund primarily held corporate bonds, commercial paper and mortgage-backed securities. Corporate floating-rate notes mitigated interest rate risk while commercial paper was used as the primary source for liquidity needs. Credit risk remained low as the investment strategy focused on high-quality, short-term holdings. The Fund's weighted average maturity was kept around one year and weighted average effective duration around one-quarter of a year.

The Fund benefited from positive security selection within corporate bonds, commercial mortgage-backed securities ("CMBS") and agency mortgage-backed securities ("MBS"). The Fund employed a strategy that placed particular emphasis on floating-rate corporate bonds with maturity dates between one and three years with a smaller allocation out to five years. Fund returns were enhanced by investing a portion of its assets in high-quality, higher-yielding securities such as CMBS and buying selected bonds maturing slightly longer than the money market fund limit of 13 months.

The use of CMBS and MBS to capture yield was an accretive strategy that also enhanced Fund diversification. Capturing yield curve and credit risk premiums was another accretive strategy as returns from corporate securities maturing longer than one year outperformed those maturing inside one year. The allocation to commercial paper contributed to principal preservation and liquidity maintenance while adding yield exceeding that found in Treasuries and repurchase agreements. An additional source of return followed from rising London Interbank Offered Rate ("LIBOR") levels that moved higher as the Fed raised its target level for Fed Funds. Three-month LIBOR moved from approximately 0.88% at the beginning of the 12-month period ended October 31, 2017 to 1.38% at the end. This move higher positively impacted the Fund's yield given its high allocation to floating-rate coupons benchmarked to LIBOR rates.

MARKET AND FUND OUTLOOK

It is our expectation that economic growth and inflation, coupled with risks to financial stability posed by a persistently easy monetary policy, will give the Fed sufficient reason to hike rates in December 2017 and most likely three times next year. As such, we believe 2018 could be when this hiking cycle pauses, and perhaps, ends. With estimates for real, long-term economic growth around 2% and core inflation slightly below, Fed Funds need to be 2% to move real rates back above zero for the first time since the financial crisis. Four more hikes will achieve this and would leave the real overnight rate slightly positive which is in line with longer run estimates implied by the September FOMC Summary of Economic Projections. The Fed is also in the process of tapering its balance sheet of Treasuries and mortgage-backed securities. It is possible that this unwind could benefit investors over time by contributing to higher market yields. The Fund is well positioned to benefit from higher rates with low duration exposure and a high level of near-term maturities.

In credit, the trend of tighter spreads may continue, at least in the near term, as favorable supply and demand trends couple with supportive fundamentals and potentially positive effects from tax reform. We are closely watching tax reform proposals for their impact on markets. Items of tax reform under consideration include lowering the corporate tax rate, allowing for the expensing of capital expenditures and/or the extension of bonus depreciation, as well as for making corporate interest expenses non-deductible. Additionally, plans for a territorial tax system and for repatriating cash held overseas by U.S. companies are under discussion. We believe most of the repatriated cash ultimately will be used to reduce debt, repurchase shares, increase dividends, or enhance capital spending. As a result, the reduction in short-duration corporate issuance may further suppress credit spreads that are already tight by historical standards.

While the current environment for credit looks positive in the near term, we believe longer term there is a risk that central banks, like the European Central Bank ("ECB"), could take away the proverbial punchbowl. Easy monetary policies in Europe and Japan have boosted global credit markets and more than offset monetary tightening in the U.S. While negative overnight rates in these regions are likely to continue, the ECB plans to gradually end its program of asset purchases in 2018. With economic conditions in Europe on the upswing, it is becoming increasingly difficult to justify an easy monetary stance. The ECB finds itself in a similar situation as the Fed did when it began what has been a three step process of ending QE stimulus programs. Step one is tapering the amount of bonds purchased. Step two involves maintaining the size of the balance sheet by reinvesting proceeds of maturing bonds. The final step is where the Fed is now shrinking the balance sheet by reinvesting less than the amount maturing.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)


Theoretically, markets take all these changes in stride through well telegraphed and well orchestrated maneuvers. However, if inflation accelerates, the ECB could be forced to move more quickly. Tighter monetary policy presents headwinds for credit, particularly if it is pursued concurrently by the major global central banks, and could signal an end to what has been a long period of favorable credit conditions. Compounding these risks is a fully valued market with many sectors trading at historically tight levels. Given the relative attractiveness of U.S. markets, foreign purchases of U.S. assets have been strong and have contributed to the fully valued spread levels in the market. Should this trade unwind, we believe it would create a difficult market environment in terms of both rates and spreads.

Acknowledging these risks, our base case is that the U.S. economy and corporate fundamentals will remain resilient and exposure to high quality spread sectors offers opportunities for outperformance relative to Treasuries. We also believe it will be beneficial to continue carrying a defensive posture to interest rate risk. As we evaluate incoming market information, our investment focus will continue to be disciplined and rigorous in making allocations to segments of the front-end that we believe represent the best risk and reward balance.

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017      PERIOD (a)        PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                               $1,000.00          $1,008.10             0.25%             $1.27
Hypothetical (5% return before expenses)             $1,000.00          $1,023.95             0.25%             $1.28

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 45.6%

                  AEROSPACE/DEFENSE -- 0.1%
$        715,000  United Technologies Corp., 3 Mo. LIBOR + 0.35% (a)..............      1.66%        11/01/19    $       718,779
                                                                                                                 ---------------
                  AGRICULTURE -- 0.8%
       6,500,000  BAT Capital Corp., 3 Mo. LIBOR + 0.59% (a) (b)..................      1.91%        08/14/20          6,536,942
       2,800,000  Reynolds American, Inc..........................................      2.30%        06/12/18          2,808,368
                                                                                                                 ---------------
                                                                                                                       9,345,310
                                                                                                                 ---------------
                  AUTO MANUFACTURERS -- 6.8%
         330,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.46% (a)......................................      1.82%        07/13/18            330,993
       1,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.28% (a)......................................      1.60%        11/19/18          1,002,402
       1,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.83% (a)......................................      2.14%        02/22/19          1,009,352
       3,000,000  American Honda Finance Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.35% (a)......................................      1.67%        11/05/21          3,008,887
       1,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.25% (a) (b)..................................      1.56%        11/05/18          1,000,788
       1,417,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.74% (a) (b)..................................      2.08%        07/05/19          1,428,227
       4,000,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.62% (a) (b)..................................      2.00%        10/30/19          4,025,329
       1,500,000  Daimler Finance North America LLC,
                     3 Mo. LIBOR + 0.53% (a) (b)..................................      1.84%        05/05/20          1,506,636
       4,000,000  Ford Motor Credit Co. LLC.......................................      2.15%        01/09/18          4,003,948
       2,000,000  Ford Motor Credit Co. LLC,
                     3 Mo. LIBOR + 0.94% (a)......................................      2.29%        01/09/18          2,002,589
       2,000,000  Ford Motor Credit Co. LLC.......................................      2.38%        01/16/18          2,002,903
       1,000,000  Ford Motor Credit Co. LLC,
                     3 Mo. LIBOR + 0.90% (a)......................................      2.22%        06/15/18          1,003,579
       2,000,000  Ford Motor Credit Co. LLC.......................................      2.24%        06/15/18          2,005,331
       1,500,000  Ford Motor Credit Co. LLC,
                     3 Mo. LIBOR + 0.83% (a)......................................      2.14%        03/12/19          1,508,729
       2,000,000  Ford Motor Credit Co. LLC,
                     3 Mo. LIBOR + 0.79% (a)......................................      2.10%        06/12/20          2,011,685
       1,000,000  Ford Motor Credit Co. LLC,
                     3 Mo. LIBOR + 0.43% (a)......................................      1.81%        11/02/20            999,838
       1,500,000  Ford Motor Credit Co. LLC, Medium-Term Note,
                     3 Mo. LIBOR + 1.58% (a)......................................      2.93%        01/08/19          1,521,395
       2,000,000  General Motors Co...............................................      3.50%        10/02/18          2,029,250
       5,398,000  General Motors Financial Co., Inc...............................      3.25%        05/15/18          5,440,272
       2,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 2.06% (a)......................................      3.42%        01/15/19          2,038,193
       1,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.45% (a)......................................      2.76%        05/09/19          1,014,678
       2,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 1.27% (a)......................................      2.61%        10/04/19          2,026,550
       2,000,000  General Motors Financial Co., Inc.,
                     3 Mo. LIBOR + 0.93% (a)......................................      2.29%        04/13/20          2,016,242
       4,000,000  Hyundai Capital America (b).....................................      2.00%        03/19/18          4,001,516


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  AUTO MANUFACTURERS (CONTINUED)
$      1,500,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.80% (a) (b)..................................      2.15%        04/06/18    $     1,503,455
       4,500,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      1.84%        09/13/19          4,520,635
       1,800,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.39% (a) (b)..................................      1.72%        09/28/20          1,803,398
       3,000,000  Nissan Motor Acceptance Corp.,
                     3 Mo. LIBOR + 0.69% (a) (b)..................................      2.02%        09/28/22          3,006,458
         500,000  Toyota Motor Credit Corp., 3 Mo. LIBOR + 0.26% (a)..............      1.61%        04/17/20            501,621
       2,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.38% (a)......................................      1.73%        04/06/18          2,003,439
       1,000,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.44% (a)......................................      1.79%        10/18/19          1,006,633
       2,077,000  Toyota Motor Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.48% (a)......................................      1.80%        09/08/22          2,083,481
       7,418,000  Volkswagen Group of America Finance LLC (b).....................      1.60%        11/20/17          7,418,208
       6,400,000  Volkswagen Group of America Finance LLC (b).....................      1.65%        05/22/18          6,392,474
                                                                                                                 ---------------
                                                                                                                      79,179,114
                                                                                                                 ---------------
                  BANKS -- 12.6%
       2,000,000  Bank of America Corp............................................      2.00%        01/11/18          2,001,636
       3,000,000  Bank of America Corp............................................      6.50%        07/15/18          3,099,568
         296,000  Bank of America Corp., 3 Mo. LIBOR + 1.04% (a)..................      2.40%        01/15/19            298,956
       2,433,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 1.07% (a)......................................      2.39%        03/22/18          2,441,457
       6,000,000  Bank of America Corp., Medium-Term Note.........................      6.88%        04/25/18          6,146,566
       2,522,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.87% (a)......................................      2.21%        04/01/19          2,544,727
       3,000,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (a)......................................      1.97%        10/01/21          3,008,601
       1,000,000  Bank of America Corp., Medium-Term Note,
                     3 Mo. LIBOR + 1.18% (a)......................................      2.54%        10/21/22          1,020,460
       3,575,000  BB&T Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.86% (a)......................................      2.18%        06/15/18          3,590,357
       1,000,000  Branch Banking & Trust Co., Medium-Term Note,
                     3 Mo. LIBOR + 0.53% (a)......................................      1.84%        05/01/19          1,005,832
       1,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.76% (a)............      2.07%        05/12/20          1,008,516
       1,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.45% (a)............      1.83%        10/30/20          1,000,975
       1,000,000  Capital One Financial Corp., 3 Mo. LIBOR + 0.95% (a)............      2.27%        03/09/22          1,006,196
       2,000,000  Capital One N.A./Mclean VA......................................      1.65%        02/05/18          1,999,494
       2,625,000  Capital One N.A./Mclean VA,
                     3 Mo. LIBOR + 0.68% (a)......................................      1.99%        02/05/18          2,627,314
       1,500,000  Capital One N.A./Mclean VA......................................      2.35%        08/17/18          1,504,753
       3,285,000  Capital One N.A./Mclean VA,
                     3 Mo. LIBOR + 0.77% (a)......................................      2.08%        09/13/19          3,308,298
       3,000,000  Citibank N.A., 3 Mo. LIBOR + 0.30% (a)..........................      1.66%        10/20/20          2,999,362
       3,000,000  Citigroup, Inc..................................................      1.80%        02/05/18          3,000,721
       3,300,000  Citigroup, Inc., 3 Mo. LIBOR + 0.69% (a)........................      2.06%        04/27/18          3,308,267
       5,812,000  Citigroup, Inc..................................................      1.75%        05/01/18          5,811,655
       1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.70% (a)........................      3.02%        05/15/18          1,007,843


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      1,500,000  Citigroup, Inc., 3 Mo. LIBOR + 0.93% (a)........................      2.25%        06/07/19    $     1,514,781
       1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 0.79% (a)........................      2.14%        01/10/20          1,009,440
       1,000,000  Citigroup, Inc., 3 Mo. LIBOR + 1.19% (a)........................      2.50%        08/02/21          1,019,772
       1,500,000  Citigroup, Inc., 3 Mo. LIBOR + 1.07% (a)........................      2.39%        12/08/21          1,524,888
       1,000,000  Citizens Bank N.A./Providence RI,
                     3 Mo. LIBOR + 0.54% (a)......................................      1.86%        03/02/20          1,002,821
       1,000,000  Citizens Bank N.A./Providence RI,
                     3 Mo. LIBOR + 0.57% (a)......................................      1.89%        05/26/20          1,003,244
       1,500,000  Citizens Bank N.A./Providence RI, Medium-Term Note..............      1.60%        12/04/17          1,499,955
       5,075,000  Discover Bank...................................................      2.00%        02/21/18          5,080,210
       3,025,000  Discover Bank...................................................      2.60%        11/13/18          3,045,573
       1,500,000  Fifth Third Bank/Cincinnati OH,
                     3 Mo. LIBOR + 0.59% (a)......................................      1.92%        09/27/19          1,511,040
       2,800,000  Goldman Sachs Group, (The), Inc.................................      2.38%        01/22/18          2,805,051
       3,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.20% (a)......................................      2.58%        04/30/18          3,015,438
       3,000,000  Goldman Sachs Group, (The), Inc.................................      2.90%        07/19/18          3,023,914
       1,500,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.04% (a)......................................      2.41%        04/25/19          1,516,291
       1,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.80% (a)......................................      2.12%        12/13/19          1,008,012
       1,500,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.16% (a)......................................      2.52%        04/23/20          1,526,612
       2,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.20% (a)......................................      2.52%        09/15/20          2,039,299
       2,808,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 1.17% (a)......................................      2.49%        11/15/21          2,850,375
       2,000,000  Goldman Sachs Group, (The), Inc.,
                     3 Mo. LIBOR + 0.78% (a)......................................      2.16%        10/31/22          2,000,262
       3,680,000  HSBC USA, Inc...................................................      1.70%        03/05/18          3,681,822
       1,500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.84% (a)...................      2.16%        03/22/19          1,512,150
       1,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 1.21% (a)...................      2.58%        10/29/20          1,025,252
       4,500,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.55% (a)...................      1.87%        03/09/21          4,515,858
       3,000,000  JPMorgan Chase & Co., 3 Mo. LIBOR + 0.68% (a)...................      2.00%        06/01/21          3,018,556
       1,000,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.45% (a)...............      1.78%        09/21/18          1,002,227
       3,500,000  JPMorgan Chase Bank N.A., 3 Mo. LIBOR + 0.59% (a)...............      1.92%        09/23/19          3,526,686
       1,000,000  KeyBank N.A./Cleveland OH,
                     3 Mo. LIBOR + 0.81% (a)......................................      2.12%        11/22/21          1,010,894
       4,800,000  Morgan Stanley..................................................      2.13%        04/25/18          4,809,331
       3,000,000  Morgan Stanley, 3 Mo. LIBOR + 0.85% (a).........................      2.21%        01/24/19          3,020,143
         500,000  Morgan Stanley, 3 Mo. LIBOR + 1.14% (a).........................      2.51%        01/27/20            507,937
       5,000,000  Morgan Stanley, 3 Mo. LIBOR + 0.80% (a).........................      2.11%        02/14/20          5,023,598
       3,125,000  Morgan Stanley, 3 Mo. LIBOR + 1.18% (a).........................      2.54%        01/20/22          3,174,709
       1,510,000  Morgan Stanley, Global Medium-Term Note,
                     3 Mo. LIBOR + 1.28% (a)......................................      2.65%        04/25/18          1,518,106
       2,000,000  PNC Bank N.A., 3 Mo. LIBOR + 0.36% (a)..........................      1.68%        05/19/20          2,007,949
       6,207,000  Regions Bank/Birmingham AL......................................      2.25%        09/14/18          6,226,908
       3,065,000  Wells Fargo & Co., 3 Mo. LIBOR + 0.63% (a)......................      1.99%        04/23/18          3,073,358
       1,500,000  Wells Fargo & Co., 3 Mo. LIBOR + 0.93% (a)......................      2.24%        02/11/22          1,516,444


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      3,000,000  Wells Fargo & Co., Medium-Term Note,
                     3 Mo. LIBOR + 0.68% (a)......................................      2.06%        01/30/20    $     3,032,225
       1,000,000  Wells Fargo Bank N.A., Medium-Term Note,
                     3 Mo. LIBOR + 0.50% (a)......................................      1.82%        11/28/18          1,004,573
         500,000  Wells Fargo Bank N.A., Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (a)......................................      1.97%        12/06/19            505,062
                                                                                                                 ---------------
                                                                                                                     146,452,320
                                                                                                                 ---------------
                  BEVERAGES -- 0.6%
       2,000,000  Anheuser-Busch InBev Finance, Inc...............................      1.90%        02/01/19          2,002,576
       3,400,000  Anheuser-Busch InBev Finance, Inc.,
                     3 Mo. LIBOR + 1.26% (a)......................................      2.57%        02/01/21          3,516,317
       2,000,000  Molson Coors Brewing Co. (b)....................................      1.90%        03/15/19          1,996,062
                                                                                                                 ---------------
                                                                                                                       7,514,955
                                                                                                                 ---------------
                  BIOTECHNOLOGY -- 1.8%
       2,000,000  Amgen, Inc., 3 Mo. LIBOR + 0.32% (a)............................      1.63%        05/10/19          2,007,188
       5,000,000  Amgen, Inc., 3 Mo. LIBOR + 0.45% (a)............................      1.76%        05/11/20          5,024,206
       6,000,000  Baxalta, Inc., 3 Mo. LIBOR + 0.78% (a)..........................      2.10%        06/22/18          6,020,390
       4,000,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.17% (a)..................      1.50%        09/20/18          4,004,270
       4,000,000  Gilead Sciences, Inc., 3 Mo. LIBOR + 0.25% (a)..................      1.58%        09/20/19          4,008,844
                                                                                                                 ---------------
                                                                                                                      21,064,898
                                                                                                                 ---------------
                  BUILDING MATERIALS -- 0.2%
       2,000,000  Vulcan Materials Co., 3 Mo. LIBOR + 0.60% (a)...................      1.92%        06/15/20          2,006,097
                                                                                                                 ---------------
                  CHEMICALS -- 0.9%
       3,000,000  Chevron Phillips Chemical Co. LLC / Chevron Phillips
                     Chemical Co., L.P. (b).......................................      1.70%        05/01/18          3,000,252
       2,000,000  Chevron Phillips Chemical Co. LLC / Chevron Phillips
                     Chemical Co., L.P., 3 Mo. LIBOR + 0.75% (a) (b)..............      2.06%        05/01/20          2,021,522
       2,860,000  EI du Pont de Nemours & Co.,
                     3 Mo. LIBOR + 0.53% (a)......................................      1.84%        05/01/20          2,886,767
       2,000,000  Sherwin-Williams (The) Co.......................................      1.35%        12/15/17          1,999,878
                                                                                                                 ---------------
                                                                                                                       9,908,419
                                                                                                                 ---------------
                  COMPUTERS -- 0.3%
       1,000,000  IBM Credit LLC, 3 Mo. LIBOR + 0.26% (a).........................      1.62%        01/20/21          1,001,435
       2,000,000  NetApp, Inc.....................................................      2.00%        12/15/17          2,000,343
                                                                                                                 ---------------
                                                                                                                       3,001,778
                                                                                                                 ---------------
                  DIVERSIFIED FINANCIAL SERVICES -- 2.7%
         800,000  American Express Co., 3 Mo. LIBOR + 0.59% (a)...................      1.90%        05/22/18            802,206
       4,000,000  American Express Co., 3 Mo. LIBOR + 0.33% (a)...................      1.71%        10/30/20          3,997,900
       1,500,000  American Express Credit Corp.,
                     3 Mo. LIBOR + 0.55% (a)......................................      1.87%        03/18/19          1,509,642
       2,500,000  American Express Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.33% (a)......................................      1.64%        05/03/19          2,508,044
       2,000,000  American Express Credit Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.57% (a)......................................      1.95%        10/30/19          2,013,469
       3,000,000  Bear Stearns Cos. LLC (The).....................................      4.65%        07/02/18          3,056,829
       7,805,000  International Lease Finance Corp................................      3.88%        04/15/18          7,877,606


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$      7,500,000  Synchrony Financial, 3 Mo. LIBOR + 1.40% (a)....................      2.71%        11/09/17    $     7,501,899
       2,000,000  Synchrony Financial.............................................      2.60%        01/15/19          2,011,716
                                                                                                                 ---------------
                                                                                                                      31,279,311
                                                                                                                 ---------------
                  ELECTRIC -- 1.4%
       1,240,000  American Electric Power Co., Inc................................      1.65%        12/15/17          1,240,145
       2,000,000  Duke Energy Corp................................................      2.10%        06/15/18          2,003,740
         445,000  Kansas City Power & Light Co....................................      6.38%        03/01/18            451,759
       3,450,000  NextEra Energy Capital Holdings, Inc............................      1.65%        09/01/18          3,445,921
       3,000,000  Pacific Gas & Electric Co., 3 Mo. LIBOR + 0.20% (a).............      1.52%        11/30/17          3,000,025
       2,500,000  Southern (The) Co., 3 Mo. LIBOR + 0.70% (a) (b).................      2.04%        09/30/20          2,517,467
       3,000,000  Virginia Electric & Power Co....................................      5.40%        04/30/18          3,056,392
                                                                                                                 ---------------
                                                                                                                      15,715,449
                                                                                                                 ---------------
                  ENVIRONMENTAL CONTROL -- 0.3%
       3,000,000  Republic Services, Inc..........................................      3.80%        05/15/18          3,034,282
                                                                                                                 ---------------
                  FOOD -- 0.8%
       3,205,000  JM Smucker (The) Co.............................................      1.75%        03/15/18          3,208,028
         500,000  Mondelez International, Inc., 3 Mo. LIBOR + 0.52% (a)...........      1.83%        02/01/19            501,414
       3,120,000  Tyson Foods, Inc., 3 Mo. LIBOR + 0.55% (a)......................      1.87%        06/02/20          3,137,328
       2,000,000  Tyson Foods, Inc., 3 Mo. LIBOR + 0.45% (a)......................      1.76%        08/21/20          2,004,637
                                                                                                                 ---------------
                                                                                                                       8,851,407
                                                                                                                 ---------------
                  GAS -- 0.1%
       1,475,000  CenterPoint Energy Resources Corp., Medium-Term Note............      6.00%        05/15/18          1,508,465
                                                                                                                 ---------------
                  HEALTH CARE PRODUCTS -- 0.1%
       1,411,000  Abbott Laboratories.............................................      2.00%        09/15/18          1,413,231
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.7%
       1,264,000  Anthem, Inc.....................................................      1.88%        01/15/18          1,265,104
       3,000,000  Anthem, Inc.....................................................      2.30%        07/15/18          3,011,444
       2,800,000  Roche Holdings, Inc., 3 Mo. LIBOR + 0.34% (a) (b)...............      1.68%        09/30/19          2,814,634
       1,000,000  UnitedHealth Group, Inc., 3 Mo. LIBOR + 0.07% (a)...............      1.44%        10/15/20          1,000,410
                                                                                                                 ---------------
                                                                                                                       8,091,592
                                                                                                                 ---------------
                  HOUSEWARES -- 0.3%
       3,000,000  Newell Brands, Inc..............................................      2.15%        10/15/18          3,009,448
                                                                                                                 ---------------
                  INSURANCE -- 2.0%
       4,366,000  American International Group, Inc., Medium-Term Note............      5.85%        01/16/18          4,404,400
         208,000  Hartford Financial Services Group, (The), Inc...................      6.30%        03/15/18            211,622
       1,500,000  MetLife, Inc....................................................      1.90%        12/15/17          1,500,948
       5,655,000  Metropolitan Life Global Funding I,
                     3 Mo. LIBOR + 0.43% (a) (b)..................................      1.75%        12/19/18          5,681,071
       3,000,000  New York Life Global Funding,
                     3 Mo. LIBOR + 0.52% (a) (b)..................................      1.84%        06/10/22          3,023,020
       1,690,000  Prudential Financial, Inc., Medium-Term Note....................      6.00%        12/01/17          1,696,099
       1,351,000  Prudential Financial, Inc., Medium-Term Note,
                     3 Mo. LIBOR + 0.78% (a)......................................      2.10%        08/15/18          1,358,807
       5,584,000  Voya Financial, Inc.............................................      2.90%        02/15/18          5,599,873
                                                                                                                 ---------------
                                                                                                                      23,475,840
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  INTERNET -- 0.3%
$      2,000,000  eBay, Inc.......................................................      2.50%        03/09/18    $     2,006,286
       1,000,000  eBay, Inc., 3 Mo. LIBOR + 0.48% (a).............................      1.79%        08/01/19          1,003,455
                                                                                                                 ---------------
                                                                                                                       3,009,741
                                                                                                                 ---------------
                  MACHINERY - CONSTRUCTION & MINING -- 0.4%
       1,000,000  Caterpillar Financial Services Corp., Global Medium-Term
                     Note, 3 Mo. LIBOR + 0.29% (a)................................      1.61%        09/04/20          1,003,595
       1,700,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.51% (a)......................................      1.86%        01/10/20          1,713,748
       2,000,000  Caterpillar Financial Services Corp., Medium-Term Note,
                     3 Mo. LIBOR + 0.59% (a)......................................      1.91%        06/06/22          2,017,046
                                                                                                                 ---------------
                                                                                                                       4,734,389
                                                                                                                 ---------------
                  MACHINERY - DIVERSIFIED -- 0.5%
       2,800,000  Roper Technologies, Inc.........................................      1.85%        11/15/17          2,800,297
       3,000,000  Roper Technologies, Inc.........................................      2.05%        10/01/18          3,007,997
                                                                                                                 ---------------
                                                                                                                       5,808,294
                                                                                                                 ---------------
                  MEDIA -- 0.3%
       3,000,000  Discovery Communications LLC,
                     3 Mo. LIBOR + 0.71% (a)......................................      2.04%        09/20/19          3,019,770
                                                                                                                 ---------------
                  OIL & GAS -- 2.2%
       2,000,000  Chevron Corp., 3 Mo. LIBOR + 0.48% (a)..........................      1.80%        03/03/22          2,008,997
       2,000,000  ConocoPhillips Co...............................................      1.05%        12/15/17          1,999,205
       4,574,000  ConocoPhillips Co., 3 Mo. LIBOR + 0.90% (a).....................      2.22%        05/15/22          4,671,298
       3,950,000  Marathon Petroleum Corp.........................................      2.70%        12/14/18          3,971,636
       3,215,000  Phillips 66, 3 Mo. LIBOR + 0.65% (a) (b)........................      2.01%        04/15/19          3,219,284
       3,000,000  Phillips 66, 3 Mo. LIBOR + 0.75% (a) (b)........................      2.11%        04/15/20          3,006,008
       6,177,000  Pioneer Natural Resources Co....................................      6.88%        05/01/18          6,330,198
                                                                                                                 ---------------
                                                                                                                      25,206,626
                                                                                                                 ---------------
                  OIL & GAS SERVICES -- 0.3%
       4,110,000  National Oilwell Varco, Inc.....................................      1.35%        12/01/17          4,109,083
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.9%
       7,000,000  AbbVie, Inc.....................................................      1.80%        05/14/18          7,005,272
       3,942,000  Cardinal Health, Inc............................................      1.95%        06/15/18          3,945,937
                                                                                                                 ---------------
                                                                                                                      10,951,209
                                                                                                                 ---------------
                  PIPELINES -- 3.1%
       6,732,000  Columbia Pipeline Group, Inc....................................      2.45%        06/01/18          6,752,118
         465,000  Enbridge Energy Partners, L.P...................................      6.50%        04/15/18            474,859
       4,791,000  Energy Transfer, L.P............................................      2.50%        06/15/18          4,810,369
       1,500,000  Enterprise Products Operating LLC...............................      6.65%        04/15/18          1,533,583
       4,185,000  Enterprise Products Operating LLC...............................      1.65%        05/07/18          4,184,430
       5,808,000  Kinder Morgan Energy Partners, L.P..............................      5.95%        02/15/18          5,874,283
       7,075,000  Kinder Morgan, Inc..............................................      2.00%        12/01/17          7,076,063
       2,250,000  Spectra Energy Partners, L.P....................................      2.95%        09/25/18          2,270,755
       3,000,000  Spectra Energy Partners, L.P.,
                     3 Mo. LIBOR + 0.70% (a)......................................      2.02%        06/05/20          3,022,529
                                                                                                                 ---------------
                                                                                                                      35,998,989
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                  RETAIL -- 0.6%
$        486,000  AutoNation, Inc.................................................      6.75%        04/15/18    $       496,385
       3,000,000  CVS Health Corp.................................................      1.90%        07/20/18          3,004,509
       3,706,000  Dollar General Corp.............................................      1.88%        04/15/18          3,705,561
                                                                                                                 ---------------
                                                                                                                       7,206,455
                                                                                                                 ---------------
                  SOFTWARE -- 0.6%
       6,765,000  Fidelity National Information Services, Inc.....................      2.85%        10/15/18          6,829,239
                                                                                                                 ---------------
                  TELECOMMUNICATIONS -- 2.3%
       4,185,000  AT&T, Inc.......................................................      1.75%        01/15/18          4,186,333
       2,000,000  AT&T, Inc.......................................................      5.50%        02/01/18          2,019,082
       4,831,000  AT&T, Inc., 3 Mo. LIBOR + 0.91% (a).............................      2.23%        11/27/18          4,869,615
       2,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.93% (a).............................      2.26%        06/30/20          2,029,207
       2,000,000  AT&T, Inc., 3 Mo. LIBOR + 0.89% (a).............................      2.20%        02/14/23          2,010,638
       1,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 0.37% (a)......................................      1.69%        08/15/19          1,000,331
       6,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 0.55% (a)......................................      1.86%        05/22/20          6,040,193
       4,000,000  Verizon Communications, Inc.,
                     3 Mo. LIBOR + 1.00% (a)......................................      2.32%        03/16/22          4,085,904
                                                                                                                 ---------------
                                                                                                                      26,241,303
                                                                                                                 ---------------
                  TRANSPORTATION -- 0.3%
       3,877,000  Ryder System, Inc., Medium-Term Note............................      2.50%        03/01/18          3,885,867
                                                                                                                 ---------------
                  TRUCKING & LEASING -- 1.3%
       2,450,000  Aviation Capital Group LLC (b)..................................      4.63%        01/31/18          2,466,587
       6,000,000  Aviation Capital Group LLC (b)..................................      2.88%        09/17/18          6,038,457
       6,384,000  Penske Truck Leasing Co., L.P. / PTL Finance Corp. (b)..........      3.38%        03/15/18          6,426,680
                                                                                                                 ---------------
                                                                                                                      14,931,724
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS.....................................................................         527,503,384
                  (Cost $526,580,041)                                                                            ---------------


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER -- 30.0%

                  AEROSPACE/DEFENSE -- 0.2%
       2,450,000  Arconic, Inc....................................................      1.71%        11/27/17          2,447,044
                                                                                                                 ---------------
                  AUTO MANUFACTURERS -- 0.2%
       2,000,000  Ford Motor Credit Co............................................      2.07%        09/05/18          1,965,729
                                                                                                                 ---------------
                  BEVERAGES -- 2.5%
       3,000,000  Anheuser-Busch InBev Worldwide, Inc.............................      1.65%        04/20/18          2,977,241
       6,000,000  Constellation Brands, Inc.......................................      1.64%        11/16/17          5,995,998
       4,000,000  Molson Coors Brewing Co.........................................      1.60%        11/08/17          3,998,786
       4,000,000  Molson Coors Brewing Co.........................................      1.62%        11/13/17          2,998,419
       2,000,000  Molson Coors Brewing Co.........................................      1.58%        11/15/17          1,998,794
       4,000,000  Molson Coors Brewing Co.........................................      1.60%        11/16/17          3,997,400
       7,000,000  Molson Coors Brewing Co.........................................      1.60%        11/17/17          6,995,146
                                                                                                                 ---------------
                                                                                                                      28,961,784
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER (CONTINUED)

                  CHEMICALS -- 1.8%
$      2,000,000  Albemarle Corp..................................................      1.73%        11/02/17    $     1,999,906
       6,000,000  Albemarle Corp..................................................      1.74%        11/14/17          5,996,315
       1,000,000  Albemarle Corp..................................................      1.71%        11/15/17            999,350
       5,000,000  Albemarle Corp..................................................      1.74%        11/16/17          4,996,457
       5,000,000  Albemarle Corp..................................................      1.72%        11/17/17          4,996,265
       2,000,000  Albemarle Corp..................................................      1.69%        12/08/17          1,996,606
                                                                                                                 ---------------
                                                                                                                      20,984,899
                                                                                                                 ---------------
                  COMPUTERS -- 0.6%
       4,000,000  HP, Inc.........................................................      1.65%        01/30/18          3,983,886
       3,000,000  HP, Inc.........................................................      1.75%        03/26/18          2,979,444
                                                                                                                 ---------------
                                                                                                                       6,963,330
                                                                                                                 ---------------
                  DIVERSIFIED FINANCIAL SERVICES -- 1.6%
       6,720,000  Hitachi Capital America Corp....................................      1.55%        11/09/17          6,717,729
       6,000,000  Hitachi Capital America Corp....................................      1.55%        11/13/17          5,996,959
       6,000,000  Nasdaq, Inc.....................................................      1.66%        01/24/18          5,977,315
                                                                                                                 ---------------
                                                                                                                      18,692,003
                                                                                                                 ---------------
                  ELECTRIC -- 0.5%
       6,000,000  Hawaiian Electric Industries, Inc...............................      1.64%        11/01/17          6,000,000
                                                                                                                 ---------------
                  ELECTRONICS -- 2.1%
       6,000,000  Arrow Electronics, Inc..........................................      1.84%        11/06/17          5,998,499
       5,000,000  Arrow Electronics, Inc..........................................  1.79% - 1.84%    11/07/17          4,998,507
       2,000,000  Arrow Electronics, Inc..........................................      1.69%        11/08/17          1,999,358
       6,000,000  Arrow Electronics, Inc..........................................      1.84%        11/28/17          5,991,898
       5,000,000  Arrow Electronics, Inc..........................................      1.84%        12/05/17          4,991,500
                                                                                                                 ---------------
                                                                                                                      23,979,762
                                                                                                                 ---------------
                  GAS -- 2.2%
       4,000,000  NiSource Finance Corp...........................................      1.53%        11/10/17          3,998,500
       9,000,000  ONEOK, Inc......................................................      1.91%        11/01/17          9,000,000
       6,710,000  ONEOK, Inc......................................................      1.91%        11/02/17          6,709,651
       1,301,000  ONEOK, Inc......................................................      1.79%        11/08/17          1,300,557
       2,000,000  ONEOK, Inc......................................................      1.84%        11/16/17          1,998,500
       3,000,000  ONEOK, Inc......................................................      1.92%        11/29/17          2,995,637
                                                                                                                 ---------------
                                                                                                                      26,002,845
                                                                                                                 ---------------
                  HEALTH CARE PRODUCTS -- 1.9%
       5,000,000  Boston Scientific Corp..........................................      1.58%        11/03/17          4,999,569
       7,000,000  Boston Scientific Corp..........................................      1.61%        11/07/17          6,998,167
       5,000,000  Boston Scientific Corp..........................................      1.61%        11/08/17          4,998,473
       5,000,000  Boston Scientific Corp..........................................      1.64%        11/09/17          4,998,222
                                                                                                                 ---------------
                                                                                                                      21,994,431
                                                                                                                 ---------------
                  HOUSEWARES -- 1.4%
       5,000,000  Newell Brands, Inc..............................................      1.55%        11/01/17          5,000,000
       6,000,000  Newell Brands, Inc..............................................      1.55%        11/06/17          5,998,734
       5,000,000  Newell Brands, Inc..............................................      1.60%        11/13/17          4,997,383
                                                                                                                 ---------------
                                                                                                                      15,996,117
                                                                                                                 ---------------
                  MEDIA -- 0.9%
       6,000,000  Viacom, Inc.....................................................      1.80%        11/02/17          5,999,706


Page 16                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER (CONTINUED)

                  MEDIA (CONTINUED)
$      4,500,000  Viacom, Inc.....................................................      1.74%        12/19/17    $     4,489,799
                                                                                                                 ---------------
                                                                                                                      10,489,505
                                                                                                                 ---------------
                  MINING -- 0.7%
       5,000,000  Glencore Funding LLC............................................      1.47%        11/06/17          4,998,999
       3,000,000  Glencore Funding LLC............................................      1.64%        01/25/18          2,988,665
                                                                                                                 ---------------
                                                                                                                       7,987,664
                                                                                                                 ---------------
                  MISCELLANEOUS MANUFACTURING -- 2.1%
       4,000,000  ITT, Inc........................................................      1.58%        11/03/17          3,999,655
       5,000,000  ITT, Inc........................................................      1.58%        11/06/17          4,998,923
       5,000,000  ITT, Inc........................................................      1.64%        11/13/17          4,997,333
       3,500,000  ITT, Inc........................................................      1.58%        11/15/17          3,497,890
       6,500,000  Pentair Finance Sarl............................................      1.79%        11/01/17          6,500,000
                                                                                                                 ---------------
                                                                                                                      23,993,801
                                                                                                                 ---------------
                  OIL & GAS -- 1.7%
       5,000,000  Canadian Natural Resources Ltd..................................      1.51%        11/07/17          4,998,766
       5,000,000  Canadian Natural Resources Ltd..................................      1.55%        11/10/17          4,998,099
       5,000,000  Eni Finance USA, Inc............................................      1.41%        11/08/17          4,998,659
       5,000,000  Eni Finance USA, Inc............................................      1.80%        07/05/18          4,940,154
                                                                                                                 ---------------
                                                                                                                      19,935,678
                                                                                                                 ---------------
                  PIPELINES -- 3.3%
       3,000,000  Enbridge Energy Partners, L.P...................................      2.11%        11/13/17          2,997,945
       3,000,000  Enbridge Energy Partners, L.P...................................      1.95%        11/20/17          2,996,991
       1,000,000  Enbridge Energy Partners, L.P...................................      2.00%        11/22/17            998,862
       5,000,000  Enbridge Energy Partners, L.P...................................      2.31%        12/06/17          4,989,044
       3,000,000  Enbridge Energy Partners, L.P...................................      2.31%        12/13/17          2,992,113
       3,000,000  Enbridge Energy Partners, L.P...................................      2.31%        12/18/17          2,991,175
       4,000,000  Energy Transfer, L.P............................................      2.26%        11/02/17          3,999,755
       5,000,000  Energy Transfer, L.P............................................  1.95% - 2.26%    11/08/17          4,997,977
       7,000,000  Energy Transfer, L.P............................................  2.00% - 2.08%    11/14/17          6,995,013
       4,000,000  Energy Transfer, L.P............................................  2.00% - 2.05%    11/15/17          3,996,960
                                                                                                                 ---------------
                                                                                                                      37,955,835
                                                                                                                 ---------------
                  RETAIL -- 2.5%
       7,000,000  AutoNation, Inc.................................................      1.69%        11/01/17          7,000,000
       7,000,000  AutoNation, Inc.................................................      1.69%        11/02/17          6,999,679
       1,100,000  AutoNation, Inc.................................................      1.74%        11/03/17          1,099,896
       2,000,000  AutoNation, Inc.................................................      1.69%        11/06/17          1,999,542
       6,400,000  AutoNation, Inc.................................................      1.69%        11/07/17          6,398,240
       5,500,000  Darden Restaurants, Inc.........................................      1.53%        11/01/17          5,500,000
                                                                                                                 ---------------
                                                                                                                      28,997,357
                                                                                                                 ---------------
                  TELECOMMUNICATIONS -- 1.7%
       5,000,000  Bell Canada, Inc................................................      1.54%        11/29/17          4,994,159
       5,000,000  Bell Canada, Inc................................................      1.54%        12/11/17          4,991,658
       4,000,000  Deutsche Telekom AG.............................................      1.64%        11/06/17          3,999,108
       3,000,000  Vodafone Group PLC..............................................      1.75%        09/04/18          2,956,452
       3,000,000  Vodafone Group PLC..............................................      1.77%        09/13/18          2,954,670
                                                                                                                 ---------------
                                                                                                                      19,896,047
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
COMMERCIAL PAPER (CONTINUED)

                  TOYS/GAMES/HOBBIES -- 0.9%
$      3,000,000  Mattel, Inc.....................................................      1.67%        11/07/17    $     2,999,185
       5,000,000  Mattel, Inc.....................................................      1.71%        11/15/17          4,996,751
       2,500,000  Mattel, Inc.....................................................      1.71%        11/16/17          2,498,260
                                                                                                                 ---------------
                                                                                                                      10,494,196
                                                                                                                 ---------------
                  TRANSPORTATION -- 1.2%
       5,000,000  Kansas City Southern............................................      1.58%        11/07/17          4,998,708
       4,000,000  Kansas City Southern............................................      1.62%        11/08/17          3,998,771
       5,000,000  Kansas City Southern............................................      1.57%        11/15/17          4,997,006
                                                                                                                 ---------------
                                                                                                                      13,994,485
                                                                                                                 ---------------
                  TOTAL COMMERCIAL PAPER.......................................................................      347,732,512
                  (Cost $347,732,512)                                                                            ---------------


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS -- 17.9%

                  AGRICULTURE -- 0.8%
       7,500,000  Imperial Brands Finance PLC (b).................................      2.05%        02/11/18          7,503,440
       2,000,000  Imperial Brands Finance PLC (b).................................      2.05%        07/20/18          2,000,904
                                                                                                                 ---------------
                                                                                                                       9,504,344
                                                                                                                 ---------------
                  AUTO MANUFACTURERS -- 0.2%
       2,000,000  Volkswagen International Finance N.V. (b).......................      1.60%        11/20/17          1,999,920
                                                                                                                 ---------------
                  BANKS -- 11.9%
       3,000,000  ABN AMRO Bank N.V. (b)..........................................      2.50%        10/30/18          3,022,404
       4,000,000  ABN AMRO Bank N.V., 3 Mo. LIBOR + 0.64% (a) (b).................      1.99%        01/18/19          4,022,948
       2,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.66% (a) (b)..................................      1.99%        09/23/19          2,016,763
       3,000,000  Australia & New Zealand Banking Group Ltd.,
                     3 Mo. LIBOR + 0.50% (a) (b)..................................      1.82%        08/19/20          3,013,853
         500,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.65% (a)......................................      2.00%        07/18/19            503,706
         250,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.60% (a)......................................      1.91%        12/12/19            251,872
       2,000,000  Bank of Montreal, Medium-Term Note,
                     3 Mo. LIBOR + 0.79% (a)......................................      2.11%        08/27/21          2,021,717
         250,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.83% (a)..............      2.19%        01/15/19            251,895
       2,390,000  Bank of Nova Scotia (The), 3 Mo. LIBOR + 0.39% (a)..............      1.75%        07/14/20          2,394,986
       2,100,000  Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (b).....................      1.70%        03/05/18          2,101,030
       2,000,000  Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (b).....................      2.70%        09/09/18          2,014,585
       5,565,000  Barclays Bank PLC (b)...........................................      6.05%        12/04/17          5,586,345
       7,800,000  Barclays PLC....................................................      2.00%        03/16/18          7,811,077
         500,000  Canadian Imperial Bank of Commerce,
                     3 Mo. LIBOR + 0.52% (a)......................................      1.84%        09/06/19            502,729
       2,000,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.64% (a) (b)..................................      1.95%        11/07/19          2,013,194
         500,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.70% (a) (b)..................................      2.02%        03/10/22            502,092
       2,000,000  Commonwealth Bank of Australia,
                     3 Mo. LIBOR + 0.68% (a) (b)..................................      2.00%        09/18/22          2,007,156


Page 18                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      4,000,000  Cooperatieve Rabobank UA/NY,
                     3 Mo. LIBOR + 0.83% (a)......................................      2.18%        01/10/22    $     4,054,732
       1,000,000  Credit Agricole S.A./London,
                     3 Mo. LIBOR + 0.80% (a) (b)..................................      2.16%        04/15/19          1,009,111
       1,400,000  Credit Agricole S.A./London,
                     3 Mo. LIBOR + 0.97% (a) (b)..................................      2.29%        06/10/20          1,423,464
       3,000,000  Credit Suisse AG/New York NY....................................      6.00%        02/15/18          3,035,825
       3,000,000  Credit Suisse AG/New York NY....................................      1.70%        04/27/18          3,001,439
       2,500,000  Credit Suisse AG/New York NY, Global Medium-Term
                     Note, 3 Mo. LIBOR + 0.69% (a)................................      2.07%        01/29/18          2,503,727
       3,000,000  Credit Suisse Group Funding Guernsey Ltd.,
                     3 Mo. LIBOR + 2.29% (a)......................................      3.64%        04/16/21          3,161,268
       3,000,000  Danske Bank A/S, 3 Mo. LIBOR + 0.58% (a) (b)....................      1.90%        09/06/19          3,020,638
       1,200,000  Danske Bank A/S, 3 Mo. LIBOR + 0.51% (a) (b)....................      1.83%        03/02/20          1,204,935
       1,833,000  Deutsche Bank AG, 3 Mo. LIBOR + 1.45% (a).......................      2.80%        01/18/19          1,855,890
       3,000,000  Deutsche Bank AG/London.........................................      1.88%        02/13/18          3,000,826
       3,000,000  Deutsche Bank AG/London, 3 Mo. LIBOR + 0.68% (a)................      1.99%        02/13/18          3,002,470
       2,000,000  HSBC Holdings PLC, 3 Mo. LIBOR + 2.24% (a)......................      3.56%        03/08/21          2,108,650
       2,500,000  HSBC Holdings PLC, 3 Mo. LIBOR + 1.50% (a)......................      2.84%        01/05/22          2,595,913
       3,000,000  ING Bank N.V., 3 Mo. LIBOR + 0.61% (a) (b)......................      1.93%        08/15/19          3,013,857
       5,000,000  Macquarie Bank Ltd., 3 Mo. LIBOR + 1.18% (a) (b)................      2.54%        01/15/19          5,053,944
       4,000,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR + 1.06% (a)......................................      2.38%        09/13/21          4,059,859
         500,000  Mitsubishi UFJ Financial Group, Inc.,
                     3 Mo. LIBOR + 0.92% (a)......................................      2.23%        02/22/22            505,755
       3,000,000  Mizuho Bank Ltd. (b)............................................      2.15%        10/20/18          3,008,321
         500,000  Mizuho Bank Ltd., 3 Mo. LIBOR + 1.19% (a) (b)...................      2.55%        10/20/18            505,039
       4,000,000  Mizuho Financial Group, Inc.,
                     3 Mo. LIBOR + 1.14% (a)......................................      2.46%        09/13/21          4,069,271
         250,000  National Australia Bank Ltd.,
                     3 Mo. LIBOR + 0.59% (a) (b)..................................      1.94%        01/10/20            251,604
       1,000,000  Nordea Bank AB, 3 Mo. LIBOR + 0.62% (a) (b).....................      1.95%        09/30/19          1,008,106
       3,000,000  Nordea Bank AB, 3 Mo. LIBOR + 0.47% (a) (b).....................      1.79%        05/29/20          3,016,473
         500,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.71% (a)......................................      2.07%        04/15/19            503,961
       1,000,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.48% (a)......................................      1.86%        07/29/19          1,005,016
       2,900,000  Royal Bank of Canada, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.38% (a)......................................      1.70%        03/02/20          2,908,432
       2,200,000  Skandinaviska Enskilda Banken AB,
                     3 Mo. LIBOR + 0.57% (a) (b)..................................      1.89%        09/13/19          2,215,010
       6,400,000  Standard Chartered PLC (b)......................................      1.70%        04/17/18          6,393,901
       1,000,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.54% (a)......................................      1.90%        01/11/19          1,004,274
       3,000,000  Sumitomo Mitsui Banking Corp.,
                     3 Mo. LIBOR + 0.31% (a)......................................      1.66%        10/18/19          3,001,500
       1,000,000  Sumitomo Mitsui Financial Group, Inc.,
                     3 Mo. LIBOR + 0.97% (a)......................................      2.33%        01/11/22          1,009,514
       4,000,000  Sumitomo Mitsui Trust Bank Ltd. (b).............................      1.80%        03/28/18          4,005,521


                        See Notes to Financial Statements                Page 19

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  BANKS (CONTINUED)
$      1,000,000  Sumitomo Mitsui Trust Bank Ltd.,
                     3 Mo. LIBOR + 0.44% (a) (b)..................................      1.76%        09/19/19    $     1,001,073
       1,000,000  Svenska Handelsbanken AB, Medium-Term Note,
                     3 Mo. LIBOR + 0.49% (a)......................................      1.81%        09/06/19          1,005,475
       1,000,000  Toronto-Dominion Bank (The), Medium-Term Note,
                     3 Mo. LIBOR + 0.55% (a)......................................      1.93%        04/30/18          1,002,469
       3,000,000  UBS AG/London, 3 Mo. LIBOR + 0.58% (a) (b)......................      1.90%        06/08/20          3,015,432
         225,000  UBS AG/Stamford CT..............................................      5.88%        12/20/17            226,324
       3,850,000  UBS AG/Stamford CT, Global Medium-Term Note,
                     3 Mo. LIBOR + 0.70% (a)......................................      2.03%        03/26/18          3,860,588
       4,000,000  UBS Group Funding Jersey Ltd.,
                     3 Mo. LIBOR + 1.78% (a) (b)..................................      3.14%        04/14/21          4,149,198
       1,950,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.43% (a)..................      1.75%        05/25/18          1,953,640
         350,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.71% (a)..................      2.02%        05/13/19            352,758
                                                                                                                 ---------------
                                                                                                                     138,123,555
                                                                                                                 ---------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.2%
       2,841,000  LeasePlan Corp. N.V. (b)........................................      2.50%        05/16/18          2,845,053
                                                                                                                 ---------------
                  MEDIA -- 0.3%
       3,005,000  Thomson Reuters Corp............................................      6.50%        07/15/18          3,106,695
                                                                                                                 ---------------
                  MISCELLANEOUS MANUFACTURING -- 0.2%
       3,000,000  Siemens Financieringsmaatschappij N.V.,
                     3 Mo. LIBOR + 0.32% (a) (b)..................................      1.64%        09/13/19          3,011,593
                                                                                                                 ---------------
                  OIL & GAS -- 1.6%
         500,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.35% (a).................      1.66%        08/14/18            501,333
       1,280,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.63% (a).................      1.96%        09/26/18          1,287,029
       2,000,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.87% (a).................      2.19%        09/16/21          2,036,873
       5,000,000  BP Capital Markets PLC, 3 Mo. LIBOR + 0.65% (a).................      1.97%        09/19/22          5,029,773
       7,857,000  Canadian Natural Resources Ltd..................................      1.75%        01/15/18          7,858,571
       1,440,000  Shell International Finance BV,
                     3 Mo. LIBOR + 0.35% (a)......................................      1.66%        09/12/19          1,448,415
         479,000  Total Capital International S.A.,
                     3 Mo. LIBOR + 0.57% (a)......................................      1.88%        08/10/18            480,927
                                                                                                                 ---------------
                                                                                                                      18,642,921
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 1.2%
       8,000,000  Allergan Funding SCS............................................      2.35%        03/12/18          8,019,087
       2,100,000  Allergan Funding SCS, 3 Mo. LIBOR + 1.08% (a)...................      2.39%        03/12/18          2,106,662
       2,000,000  Allergan Funding SCS, 3 Mo. LIBOR + 1.26% (a)...................      2.57%        03/12/20          2,037,468
       1,800,000  Mylan N.V.......................................................      3.00%        12/15/18          1,817,235
                                                                                                                 ---------------
                                                                                                                      13,980,452
                                                                                                                 ---------------
                  PIPELINES -- 0.3%
       3,035,000  TransCanada PipeLines Ltd.......................................      1.63%        11/09/17          3,035,130
                                                                                                                 ---------------
                  TELECOMMUNICATIONS -- 1.2%
       2,875,000  Deutsche Telekom International Finance BV,
                     3 Mo. LIBOR + 0.45% (a) (b)..................................      1.77%        09/19/19          2,882,461
       1,000,000  Deutsche Telekom International Finance BV,
                     3 Mo. LIBOR + 0.58% (a) (b)..................................      1.93%        01/17/20          1,003,597


Page 20                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                  TELECOMMUNICATIONS (CONTINUED)
$      2,000,000  Rogers Communications, Inc......................................      6.80%        08/15/18    $     2,078,436
       7,440,000  Telefonica Emisiones SAU........................................      3.19%        04/27/18          7,492,418
                                                                                                                 ---------------
                                                                                                                      13,456,912
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS................................................................      207,706,575
                  (Cost $207,169,924)                                                                            ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 3.3%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
                  Federal Home Loan Banks
         112,541     Series 2008-1372, Class 1....................................      4.75%        05/18/18            114,054
                  Federal Home Loan Mortgage Corporation
           3,549     Series 2002-2538, Class CB...................................      5.00%        12/15/17              3,552
           2,807     Series 2002-2542, Class ES...................................      5.00%        12/15/17              2,808
         197,822     Series 2003-2575, Class DY...................................      5.00%        02/15/18            198,288
          29,672     Series 2003-2595, Class AE...................................      5.00%        04/15/18             29,771
         207,517     Series 2003-2614, Class BY...................................      4.50%        05/15/18            208,429
          31,853     Series 2003-2629, Class AD...................................      4.50%        06/15/18             32,000
         297,906     Series 2003-2638, Class AM...................................      4.50%        07/15/18            299,437
          13,946     Series 2003-2672, Class NH...................................      4.00%        09/15/18             14,012
          98,111     Series 2003-2695, Class DG...................................      4.00%        10/15/18             98,661
         264,489     Series 2004-2764, Class UE...................................      5.00%        10/15/32            266,263
          53,988     Series 2004-2773, Class HS...................................      4.50%        04/15/19             54,203
          21,923     Series 2004-2804, Class VC...................................      5.00%        07/15/21             21,953
         124,690     Series 2004-2828, Class JE...................................      4.50%        07/15/19            125,985
          92,316     Series 2004-2861, Class BL...................................      4.00%        09/15/19             93,333
         229,099     Series 2004-2874, Class BC...................................      5.00%        10/15/19            233,019
         237,445     Series 2004-2877, Class JH...................................      4.75%        03/15/19            239,658
         712,273     Series 2004-2885, Class PY...................................      4.50%        11/15/19            718,655
         396,273     Series 2004-2895, Class EK...................................      4.00%        11/15/19            401,397
         451,549     Series 2004-2900, Class PC...................................      4.50%        12/15/19            455,891
          47,030     Series 2005-2920, Class HD...................................      4.50%        01/15/20             47,529
          45,492     Series 2005-2945, Class HB...................................      5.00%        03/15/20             46,150
         128,615     Series 2005-2981, Class BC...................................      4.50%        05/15/20            129,548
         329,428     Series 2005-2995, Class JK...................................      4.50%        06/15/20            332,474
          11,505     Series 2005-3005, Class GA...................................      4.50%        02/15/20             11,593
         262,641     Series 2005-3033, Class CI...................................      5.50%        01/15/35            263,623
         263,441     Series 2007-3266, Class D....................................      5.00%        01/15/22            265,871
          66,675     Series 2007-3294, Class DB...................................      4.50%        03/15/22             67,805
          55,596     Series 2010-3659, Class EB...................................      2.00%        06/15/18             55,586
         150,288     Series 2010-3705, Class CA...................................      3.00%        08/15/20            151,409
         188,907     Series 2010-3726, Class DA...................................      2.00%        08/15/20            188,823
       6,545,793     Series 2010-3726, Class ND...................................      3.50%        06/15/39          6,619,588
         335,710     Series 2010-3740, Class NP...................................      2.00%        01/15/37            335,726
         100,816     Series 2010-3755, Class AJ...................................      2.00%        11/15/20            100,717
         121,129     Series 2010-3766, Class HE...................................      3.00%        11/15/20            122,230
         409,842     Series 2010-3768, Class DE...................................      2.25%        11/15/28            410,876
         995,148     Series 2010-3770, Class EB...................................      2.00%        01/15/38            994,833
          71,694     Series 2010-3772, Class HE...................................      2.50%        10/15/18             71,736
         162,475     Series 2010-3773, Class GK...................................      2.50%        12/15/20            163,317


                        See Notes to Financial Statements                Page 21

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        137,149     Series 2011-3786, Class DA...................................      3.00%        02/15/24    $       137,572
         395,737     Series 2011-3790, Class AP...................................      4.50%        01/15/37            408,776
          96,068     Series 2011-3812, Class BE...................................      2.75%        09/15/18             96,264
          31,259     Series 2011-3814, Class KE...................................      2.25%        02/15/18             31,257
         222,042     Series 2011-3820, Class NA...................................      4.50%        02/15/38            227,373
          60,363     Series 2011-3821, Class A....................................      4.00%        01/15/29             60,969
         259,619     Series 2011-3825, Class AB...................................      3.00%        08/15/20            260,465
           8,662     Series 2011-3826, Class MB...................................      1.50%        07/15/18              8,641
          57,530     Series 2011-3841, Class JK...................................      3.00%        10/15/38             58,041
          16,312     Series 2011-3848, Class GA...................................      4.00%        12/15/28             16,348
         186,689     Series 2011-3852, Class CA...................................      3.00%        10/15/39            188,576
       1,507,308     Series 2011-3887, Class VA...................................      4.00%        12/15/23          1,515,245
          81,771     Series 2011-3893, Class JA...................................      4.00%        01/15/29             82,085
         111,940     Series 2011-3895, Class CD...................................      2.00%        10/15/18            111,886
          62,619     Series 2011-3944, Class LB...................................      2.00%        02/15/25             62,766
          17,276     Series 2011-3977, Class GA...................................      1.50%        07/15/19             17,243
         469,535     Series 2012-4011, Class KM...................................      2.00%        03/15/22            470,308
         842,882     Series 2014-4305, Class KN...................................      2.50%        03/15/38            846,662
         353,557     Series 2014-4419, Class TB...................................      3.00%        02/15/40            354,294
         247,633     Series 2015-4459, Class GA...................................      2.00%        06/15/38            247,566
         512,618     Series 2015-4459, Class NC...................................      5.00%        07/15/25            521,726
                  Federal National Mortgage Association
           7,676     Series 2003-44, Class CD.....................................      3.50%        03/25/33              7,672
         104,293     Series 2003-81, Class HC.....................................      4.75%        09/25/18            105,029
          16,987     Series 2003-120, Class BY....................................      4.00%        12/25/18             17,077
          31,657     Series 2004-27, Class HB.....................................      4.00%        05/25/19             31,955
         121,900     Series 2004-79, Class FA, 1 Mo. LIBOR + 0.29% (a)............      1.53%        08/25/32            122,120
         199,629     Series 2004-90, Class LH.....................................      5.00%        04/25/34            201,731
         465,129     Series 2004-90, Class XQ.....................................      4.50%        09/25/34            470,504
           7,055     Series 2005-110, Class GK....................................      5.50%        08/25/34              7,150
          33,615     Series 2008-18, Class HD.....................................      4.00%        12/25/18             33,745
          17,419     Series 2008-51, Class BC.....................................      4.50%        06/25/23             17,536
          99,181     Series 2008-53, Class CA.....................................      5.00%        07/25/23            101,213
         484,411     Series 2008-59, Class KB.....................................      4.50%        07/25/23            489,501
          30,422     Series 2009-11, Class DK.....................................      5.00%        12/25/18             30,578
       1,851,435     Series 2009-14, Class EB.....................................      4.50%        03/25/24          1,879,462
           8,342     Series 2009-31, Class A......................................      4.00%        02/25/24              8,336
         103,857     Series 2009-78, Class LE.....................................      4.00%        09/25/19            104,510
          55,756     Series 2009-96, Class JA.....................................      3.50%        10/25/24             56,510
          58,697     Series 2010-10, Class NB.....................................      3.00%        01/25/39             58,876
          21,999     Series 2010-12, Class AC.....................................      2.50%        12/25/18             21,988
       1,231,369     Series 2010-35, Class KA.....................................      4.50%        07/25/38          1,242,474
          16,890     Series 2010-81, Class LE.....................................      3.00%        07/25/39             16,923
         104,261     Series 2010-83, Class AJ.....................................      2.75%        11/25/18            104,380
          80,239     Series 2010-110, Class AE....................................      9.75%        11/25/18             82,320
         479,750     Series 2010-116, Class AD....................................      2.00%        08/25/20            479,387
          23,898     Series 2010-123, Class HA....................................      2.50%        03/25/24             23,902
         166,452     Series 2010-144, Class YG....................................      2.25%        11/25/23            166,309


Page 22                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        328,086     Series 2010-145, Class MA....................................      2.00%        12/25/20    $       328,007
          20,832     Series 2010-153, Class AC....................................      2.00%        11/25/18             20,809
         259,638     Series 2011-3, Class EG......................................      2.00%        05/25/20            259,351
         202,585     Series 2011-13, Class AD.....................................      2.00%        07/25/21            202,753
           1,624     Series 2011-15, Class AB.....................................      9.75%        08/25/19              1,661
         110,689     Series 2011-15, Class HT.....................................      5.50%        03/25/26            114,670
       1,582,902     Series 2011-36, Class QC.....................................      3.00%        12/25/28          1,591,942
         138,174     Series 2011-60, Class UC.....................................      2.50%        09/25/39            138,391
          44,301     Series 2011-68, Class AH.....................................      4.50%        12/25/20             44,959
         111,038     Series 2011-71, Class KC.....................................      1.75%        08/25/21            110,574
         105,762     Series 2011-79, Class AD.....................................      3.00%        11/25/37            106,837
          91,160     Series 2011-86, Class DC.....................................      2.00%        09/25/21             90,836
          11,559     Series 2011-89, Class LE.....................................      3.00%        03/25/39             11,604
         532,972     Series 2011-111, Class DA....................................      3.00%        12/25/38            537,223
          46,524     Series 2011-117, Class DH....................................      3.00%        06/25/29             46,895
         236,582     Series 2014-76, Class AC.....................................      2.50%        02/25/34            238,187
                  Government National Mortgage Association
          87,935     Series 2000-9, Class FG, 1 Mo. LIBOR + 0.60% (a).............      1.84%        02/16/30             88,649
          79,320     Series 2005-78, Class A......................................      5.00%        07/16/33             80,770
         260,117     Series 2006-17, Class KY.....................................      5.00%        04/20/36            263,464
         249,052     Series 2008-6, Class PM......................................      3.75%        09/20/37            250,450
         100,727     Series 2009-10, Class JA.....................................      4.50%        03/16/34            101,613
         241,035     Series 2009-10, Class MD.....................................      4.50%        12/16/36            248,472
          44,037     Series 2009-43, Class AB.....................................      5.00%        03/16/34             44,200
          95,791     Series 2009-52, Class PA.....................................      5.00%        04/16/39             97,630
           8,294     Series 2009-55, Class HC.....................................      3.50%        06/20/39              8,299
         184,647     Series 2009-77, Class KC.....................................      4.50%        05/20/38            186,981
          57,672     Series 2009-87, Class BD.....................................      3.00%        10/20/38             57,873
         192,445     Series 2010-4, Class JC......................................      3.00%        08/16/39            194,866
           2,648     Series 2010-23, Class LA.....................................      3.00%        10/20/37              2,648
          41,718     Series 2010-23, Class MH.....................................      4.50%        02/20/38             42,205
          48,045     Series 2010-30, Class PN.....................................      4.00%        03/20/38             48,520
          33,069     Series 2010-30, Class QA.....................................      3.00%        06/20/38             33,080
          35,715     Series 2010-30, Class QC.....................................      3.50%        06/20/38             35,723
          24,471     Series 2010-30, Class QE.....................................      4.00%        06/20/38             24,487
          25,662     Series 2010-39, Class ME.....................................      4.00%        03/20/38             25,805
          78,960     Series 2010-39, Class MG.....................................      4.25%        03/20/38             79,734
           7,194     Series 2010-45, Class HJ.....................................      4.00%        05/16/35              7,193
          51,388     Series 2010-45, Class YM.....................................      3.50%        05/16/35             51,374
         119,527     Series 2010-47, Class CL.....................................      4.00%        08/20/38            120,945
         177,601     Series 2010-85, Class NK.....................................      3.25%        01/20/38            179,039
         267,464     Series 2010-87, Class HE.....................................      3.00%        11/20/38            271,695
          28,501     Series 2010-94, Class PH.....................................      3.00%        12/20/37             28,541
          55,401     Series 2010-101, Class PG....................................      2.50%        04/20/38             55,623
          55,401     Series 2010-101, Class PL....................................      3.50%        04/20/38             55,669
          62,427     Series 2010-105, Class NE....................................      3.00%        11/20/37             62,485
         226,090     Series 2010-114, Class NJ....................................      3.00%        04/20/38            227,078
         105,435     Series 2010-125, Class BA....................................      2.08%        05/16/37            105,697


                        See Notes to Financial Statements                Page 23

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        244,409     Series 2010-125, Class TE....................................      3.00%        06/20/39    $       247,579
         325,643     Series 2010-142, Class AJ....................................      3.00%        09/20/39            327,308
          45,434     Series 2010-164, Class LE....................................      3.00%        10/20/38             45,894
         143,992     Series 2010-164, Class LH....................................      3.50%        10/20/38            145,932
         172,238     Series 2011-21, Class AP.....................................      4.50%        05/20/38            175,066
         133,485     Series 2011-21, Class QC.....................................      4.00%        05/20/38            134,927
         166,415     Series 2011-24, Class NE.....................................      3.50%        04/20/39            168,444
         257,005     Series 2011-37, Class PG.....................................      3.00%        05/20/40            258,801
         208,652     Series 2011-40, Class CA.....................................      3.00%        12/16/25            210,621
         274,521     Series 2011-115, Class PD....................................      2.00%        10/20/38            274,967
         470,187     Series 2014-180, Class PA....................................      2.50%        04/20/43            470,774
                                                                                                                 ---------------
                                                                                                                      34,981,874
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.0%
                  Government National Mortgage Association
          25,547     Series 2014-28, Class A......................................      2.00%        01/16/46             25,436
                                                                                                                 ---------------
                  PASS-THROUGH SECURITIES -- 0.3%
                  Federal Home Loan Mortgage Corporation
           8,214     Pool B18688..................................................      5.00%        02/01/20              8,370
          32,626     Pool E01591..................................................      5.50%        02/01/19             33,034
          23,963     Pool E92651..................................................      5.50%        11/01/17             23,938
           2,518     Pool E99249..................................................      5.50%        09/01/18              2,533
          37,751     Pool E99582..................................................      5.00%        09/01/18             38,464
         221,829     Pool G11728..................................................      5.50%        02/01/20            227,135
         153,518     Pool G11777..................................................      5.00%        10/01/20            157,411
          69,751     Pool G11879..................................................      5.00%        10/01/20             71,413
         209,558     Pool G11902..................................................      5.00%        08/01/20            215,737
         212,206     Pool G11966..................................................      5.50%        11/01/20            218,997
          12,337     Pool G12255..................................................      5.50%        07/01/21             12,900
         108,834     Pool G13204..................................................      6.00%        11/01/22            114,563
         149,194     Pool G13235..................................................      4.50%        08/01/20            152,209
          75,507     Pool G13395..................................................      4.50%        12/01/19             76,993
          66,543     Pool G13761..................................................      5.50%        12/01/20             67,991
         196,002     Pool G14075..................................................      4.50%        08/01/18            199,861
          82,689     Pool G18010..................................................      5.50%        09/01/19             84,641
         311,756     Pool J02535..................................................      5.00%        09/01/20            321,322
                  Federal National Mortgage Association
           5,596     Pool 723399..................................................      4.50%        09/01/18              5,694
          43,091     Pool 725445..................................................      4.50%        05/01/19             43,845
          45,304     Pool 725793..................................................      5.50%        09/01/19             46,189
          62,722     Pool 725934..................................................      5.00%        11/01/19             63,771
         167,025     Pool 735646..................................................      4.50%        07/01/20            170,598
          13,691     Pool 739798..................................................      4.50%        09/01/18             13,931
          87,946     Pool 773440..................................................      5.00%        07/01/19             89,417
          11,852     Pool 775019..................................................      4.50%        05/01/19             12,060
         100,172     Pool 847919..................................................      5.50%        11/01/20            103,591
          11,491     Pool 889191..................................................      4.50%        04/01/21             11,693
          20,291     Pool 889847..................................................      4.50%        04/01/21             20,646
         157,481     Pool 898044..................................................      4.50%        12/01/20            160,929


Page 24                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         50,499     Pool AL0217..................................................      5.00%        11/01/18    $        51,340
         105,548     Pool AL8539..................................................      4.50%        01/01/27            107,397
          94,462     Pool MA0772..................................................      4.00%        06/01/21             97,669
                  Government National Mortgage Association
          60,821     Pool 781783..................................................      5.50%        08/15/19             62,085
         206,792     Pool 781820..................................................      5.00%        11/15/19            211,413
         178,060     Pool 783524..................................................      5.00%        09/15/24            184,985
                                                                                                                 ---------------
                                                                                                                       3,484,765
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................       38,492,075
                  (Cost $38,777,257)                                                                             ---------------

ASSET-BACKED SECURITIES -- 3.3%

                  ACE Securities Corp. Home Equity Loan Trust
         302,957     Series 2005-HE7, Class A1B2,
                        1 Mo. LIBOR + 0.60% (a)...................................      1.84%        11/25/35            303,194
                  Aegis Asset Backed Securities Trust
         110,894     Series 2005-3, Class M1, 1 Mo. LIBOR + 0.47% (a).............      1.71%        08/25/35            111,147
                  Ameriquest Mortgage Securities, Inc.
         122,714     Series 2004-R9, Class M2, 1 Mo. LIBOR + 0.98% (a)............      2.21%        10/25/34            123,881
         199,690     Series 2005-R2, Class M2, 1 Mo. LIBOR + 0.72% (a)............      1.96%        04/25/35            200,289
          81,225     Series 2005-R11, Class A2D,
                        1 Mo. LIBOR + 0.33% (a)...................................      1.57%        01/25/36             81,377
                  BMW Vehicle Lease Trust
       1,950,000     Series 2016-2, Class A4......................................      1.57%        02/20/20          1,944,433
                  Citigroup Mortgage Loan Trust
         141,967     Series 2005-OPT3, Class M2,
                        1 Mo. LIBOR + 0.68% (a)...................................      1.91%        05/25/35            142,494
                  Encore Credit Receivables Trust
          87,823     Series 2005-2, Class M2, 1 Mo. LIBOR + 0.69% (a).............      1.93%        11/25/35             88,326
                  Ford Credit Auto Lease Trust
       6,325,000     Series 2015-B, Class A4......................................      1.54%        02/15/19          6,325,614
       2,335,000     Series 2016-A, Class A4......................................      1.85%        07/15/19          2,337,727
                  Ford Credit Auto Owner Trust
       5,984,000     Series 2015-A, Class A4......................................      1.64%        06/15/20          5,982,173
                  GM Financial Automobile Leasing Trust
         745,855     Series 2015-1, Class A3......................................      1.53%        09/20/18            745,870
       4,359,291     Series 2015-2, Class A3......................................      1.68%        12/20/18          4,361,565
       2,882,299     Series 2015-3, Class A3......................................      1.69%        03/20/19          2,883,344
                  Hyundai Auto Lease Securitization Trust
       1,000,000     Series 2017-B, Class A2B, 1 Mo. LIBOR + 0.28% (a) (b)........      1.52%        12/16/19          1,000,936
                  Long Beach Mortgage Loan Trust
         203,870     Series 2005-1, Class M2, 1 Mo. LIBOR + 0.80% (a).............      2.03%        02/25/35            204,910
                  MASTR Asset Backed Securities Trust
          81,303     Series 2005-OPT1, Class M2,
                        1 Mo. LIBOR + 0.63% (a)...................................      1.87%        03/25/35             81,755
                  Mercedes Benz Auto Lease Trust
         322,596     Series 2015-B, Class A3......................................      1.34%        07/16/18            322,548


                        See Notes to Financial Statements                Page 25

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Nissan Auto Lease Trust
$      1,932,489     Series 2015-B, Class A4......................................      1.70%        04/15/21    $     1,932,917
         334,263     Series 2016-A, Class A2A.....................................      1.22%        08/15/18            334,179
       5,180,000     Series 2016-A, Class A3......................................      1.49%        03/15/19          5,178,544
         370,000     Series 2016-A, Class A4......................................      1.65%        10/15/21            369,814
         413,988     Series 2016-B, Class A2A.....................................      1.26%        12/17/18            413,657
       1,221,000     Series 2017-A, Class A3......................................      1.91%        04/15/20          1,221,365
                  Option One Mortgage Loan Trust
         227,258     Series 2005-1, Class A1A, 1 Mo. LIBOR + 0.50% (a)............      1.74%        02/25/35            227,450
          70,911     Series 2005-5, Class A3, 1 Mo. LIBOR + 0.21% (a).............      1.45%        12/25/35             71,042
                  RAMP
         485,250     Series 2005-EFC1, Class M3,
                        1 Mo. LIBOR + 0.48% (a)...................................      1.96%        05/25/35            487,314
          40,433     Series 2005-EFC5, Class M1,
                        1 Mo. LIBOR + 0.40% (a)...................................      1.64%        10/25/35             40,539
                  Structured Asset Investment Loan Trust
         241,680     Series 2004-10, Class A7, 1 Mo. LIBOR + 1.06% (a)............      2.30%        11/25/34            244,374
                  Wells Fargo Home Equity Trust
         113,795     Series 2005-2, Class M4, 1 Mo. LIBOR + 0.81% (a).............      2.05%        04/25/35            114,363
         284,263     Series 2005-3, Class M3, 1 Mo. LIBOR + 0.69% (a).............      1.93%        11/25/35            285,489
                  World Financial Network Credit Card Master Trust
         150,000     Series 2013-A, Class A.......................................      1.61%        12/15/21            150,035
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................       38,312,665
                  (Cost $38,314,133)                                                                             ---------------

MORTGAGE-BACKED SECURITIES -- 0.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
                  RBSSP Resecuritization Trust
         187,405     Series 2009-12, Class 20A1 (b) (c)...........................      3.27%        12/25/35            190,024
                  Wells Fargo Mortgage Loan Trust
         310,534     Series 2010-RR1, Class 1A1 (b) (c)...........................      3.48%        02/27/37            313,646
                                                                                                                 ---------------
                                                                                                                         503,670
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.7%
                  CFCRE Commercial Mortgage Trust
           9,524     Series 2011-C2, Class A2.....................................      3.06%        12/15/47              9,515
                  Commercial Mortgage Loan Trust
         434,082     Series 2008-LS1, Class A1A (c)...............................      6.19%        12/10/49            433,904
                  Commercial Mortgage Trust
       6,913,670     Series 2012-CR4, Class A2....................................      1.80%        10/15/45          6,909,008
                  Credit Suisse Commercial Mortgage Trust
           9,654     Series 2008-C1, Class A3 (c).................................      6.31%        02/15/41              9,644
                  Morgan Stanley Capital I Trust
         227,563     Series 2008-T29, Class A4 (c)................................      6.31%        01/11/43            228,248
                  WFRBS Commercial Mortgage Trust
          47,861     Series 2014-C20, Class A1....................................      1.28%        05/15/47             47,700
                                                                                                                 ---------------
                                                                                                                       7,638,019
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................        8,141,689
                  (Cost $8,156,110)                                                                              ---------------


Page 26                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
MUNICIPAL BONDS -- 0.4%

                  INDIANA -- 0.4%
$      4,000,000  Whiting IN Envir Facs Rev Variable BP Prods North
                     America, Inc. Proj, AMT, MUNIPSA + 0.75% (a).................      1.67%        12/01/44    $     4,005,600
                                                                                                                 ---------------
                  TOTAL MUNICIPAL BONDS........................................................................        4,005,600
                  (Cost $3,980,499)                                                                              ---------------

                  TOTAL INVESTMENTS -- 101.2%..................................................................    1,171,894,500
                  (Cost $1,170,710,476) (d)

                  NET OTHER ASSETS AND LIABILITIES -- (1.2)%...................................................      (13,570,262)
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 1,158,324,238
                                                                                                                 ===============

-----------------------------

(a)   Floating or variable rate security.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $177,702,681 or 15.3% of net assets.

(c) Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d) Aggregate cost for federal income tax purposes is $1,170,718,474. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,595,507 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $419,481. The net unrealized appreciation was $1,176,026.

AMT     - Alternative Minimum Tax

LIBOR   - London Interbank Offered Rate

MUNIPSA - SIFMA Municipal Swap Index


                        See Notes to Financial Statements                Page 27

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         10/31/2017          PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Corporate Bonds*...................................    $  527,503,384    $           --    $  527,503,384    $           --
Commercial Paper*..................................       347,732,512                --       347,732,512                --
Foreign Corporate Bonds*...........................       207,706,575                --       207,706,575                --
U.S. Government Agency Mortgage-Backed
   Securities......................................        38,492,075                --        38,492,075                --
Asset-Backed Securities............................        38,312,665                --        38,312,665                --
Mortgage-Backed Securities.........................         8,141,689                --         8,141,689                --
Municipal Bonds**..................................         4,005,600                --         4,005,600                --
                                                       --------------    --------------    --------------    --------------
Total Investments..................................    $1,171,894,500    $           --    $1,171,894,500    $           --
                                                       ==============    ==============    ==============    ==============

*  See Portfolio of Investments for industry breakout.
** See Portfolio of Investments for state breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 28                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value.....................................................    $1,171,894,500
Cash......................................................................           303,080
Receivables:
   Interest...............................................................         3,586,763
   Investment securities sold.............................................         3,254,162
   Reclaims...............................................................               343
                                                                              --------------
   Total Assets...........................................................     1,179,038,848
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased .......................................        20,468,632
   Investment advisory fees...............................................           245,978
                                                                              --------------
   Total Liabilities......................................................        20,714,610
                                                                              --------------
NET ASSETS................................................................    $1,158,324,238
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $1,159,022,963
Par value.................................................................           192,997
Accumulated net investment income (loss)..................................           788,126
Accumulated net realized gain (loss) on investments.......................        (2,863,872)
Net unrealized appreciation (depreciation) on investments.................         1,184,024
                                                                              --------------
NET ASSETS................................................................    $1,158,324,238
                                                                              ==============
NET ASSET VALUE, per share................................................    $        60.02
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................        19,299,724
                                                                              ==============
Investments, at cost......................................................    $1,170,710,476
                                                                              ==============


                        See Notes to Financial Statements                Page 29

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest..................................................................    $   12,829,568
                                                                              --------------
   Total investment income................................................        12,829,568
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................         3,643,369
Excise tax................................................................            13,729
                                                                              --------------
   Total expenses.........................................................         3,657,098
   Less fees waived by the investment advisor.............................        (1,619,275)
                                                                              --------------
   Net expenses...........................................................         2,037,823
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        10,791,745
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments................................           271,159
   Net change in unrealized appreciation (depreciation) on investments....         1,151,667
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................         1,422,826
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   12,214,571
                                                                              ==============


Page 30                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR                    YEAR
                                                                               ENDED                   ENDED
                                                                             10/31/2017              10/31/2016
                                                                           --------------          --------------
OPERATIONS:
Net investment income (loss)...........................................    $   10,791,745          $    3,337,408
Net realized gain (loss)...............................................           271,159                (118,612)
Net change in unrealized appreciation (depreciation)...................         1,151,667                 219,853
                                                                           --------------          --------------
Net increase (decrease) in net assets resulting from operations........        12,214,571               3,438,649
                                                                           --------------          --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................       (10,999,531)             (3,268,343)
                                                                           --------------          --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................       815,629,647             823,475,697
Cost of shares redeemed................................................      (116,933,051)           (515,062,269)
                                                                           --------------          --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................       698,696,596             308,413,428
                                                                           --------------          --------------
Total increase (decrease) in net assets................................       699,911,636             308,583,734

NET ASSETS:
Beginning of period....................................................       458,412,602             149,828,868
                                                                           --------------          --------------
End of period..........................................................    $1,158,324,238          $  458,412,602
                                                                           ==============          ==============
Accumulated net investment income (loss) at end of period..............    $      788,126          $      305,136
                                                                           ==============          ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................         7,649,724               2,499,724
Shares sold............................................................        13,600,000              13,750,000
Shares redeemed........................................................        (1,950,000)             (8,600,000)
                                                                           --------------          --------------
Shares outstanding, end of period......................................        19,299,724               7,649,724
                                                                           ==============          ==============


                        See Notes to Financial Statements                Page 31

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  FOR THE PERIOD
                                                                            YEAR ENDED OCTOBER 31,                 8/5/2014 (a)
                                                               ------------------------------------------------      THROUGH
                                                                    2017             2016             2015        10/31/2014 (b)
                                                               --------------   --------------   --------------   --------------
Net asset value, beginning of period.........................    $    59.93       $    59.94       $    60.04       $    60.00
                                                                 ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................          0.76             0.47             0.43             0.06
Net realized and unrealized gain (loss)......................          0.12             0.09            (0.26)            0.04
                                                                 ----------       ----------       ----------       ----------
Total from investment operations.............................          0.88             0.56             0.17             0.10
                                                                 ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................................         (0.79)           (0.57)           (0.27)           (0.06)
                                                                 ----------       ----------       ----------       ----------
Net asset value, end of period...............................    $    60.02       $    59.93       $    59.94       $    60.04
                                                                 ==========       ==========       ==========       ==========
TOTAL RETURN (c).............................................          1.48%            0.94%            0.29%            0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........................    $1,158,324       $  458,413       $  149,829       $  567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets................          0.45%            0.45%            0.45%            0.45% (d)
Ratio of net expenses to average net assets..................          0.25%            0.25%            0.23%            0.26% (d)
Ratio of net investment income (loss) to average net assets..          1.33%            1.06%            0.51%            0.64% (d)
Portfolio turnover rate (e)..................................            56%             115%             406%               0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-2 reverse share split on November 10, 2014. The net asset value reported on October 31, 2014 prior to the reverse share split restatement was $30.02.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 32                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker "FTSM" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds and money market securities. The Fund may also invest in investment companies, such as ETFs, that invest in primarily Fixed Income Securities. The Fund will limit its investments in asset-backed securities and non-agency mortgage-backed securities (in the aggregate) to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans. The floating rate loans will represent amounts borrowed by companies or other entities from banks and other lenders and a significant portion of such floating rate loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2017

      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management (for corporate debt only);

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);

     12)    the borrower's/issuer's competitive position within the industry;

     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2017

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                             2017             2016
Ordinary income..............................   $   10,999,531   $    3,268,343
Capital gain.................................               --               --
Return of capital............................               --               --

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................   $      788,126
Accumulated capital and other gain (loss)....       (2,855,874)
Net unrealized appreciation (depreciation)...        1,176,026

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2017

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had $2,855,874 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                    ACCUMULATED
            ACCUMULATED            NET REALIZED
          NET INVESTMENT            GAIN (LOSS)
           INCOME (LOSS)          ON INVESTMENTS          PAID-IN CAPITAL
         -----------------       -----------------       -----------------
             $ 690,776              $ (866,833)              $ 176,057

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

G. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2017

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets. Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until March 1, 2018 and, pursuant to a separate contractual agreement, to waive an additional 0.10% of average daily net assets until March 1, 2018. One or both of these waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2018 (please see Note 8 for additional information). Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2018. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2017, were $34,618,750 and $511,184,560, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2017 were $42,651,539 and $167,555,591, respectively.

For the fiscal year ended October 31, 2017, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2017

Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

At its quarterly meeting on December 11, 2017, on the recommendation of First Trust, the Board of Trustees of the Trust agreed to terminate one of the two contractual fee waiver agreements for the Fund effective on or about March 1, 2018. First Trust will continue the other contractual fee waiver agreement pursuant to which it will continue to waive management fees of 0.10% of average daily net assets of the Fund until at least March 1, 2019.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST ENHANCED SHORT MATURITY ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Short Maturity ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Short Maturity ETF as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891;
(2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended October 31, 2017 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASSET-BACKED AND MORTGAGE-RELATED SECURITIES RISK. The risk of investing in mortgage-related and other asset-backed securities includes interest rate risk, extension risk and prepayment risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Extension risk is prevalent when in a period of rising interest rates, the Fund holds mortgage-related securities and such securities exhibit additional volatility. Prepayment risk is prevalent when in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayments can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CALL RISK. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

CYBERSECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. An investment in floating rate loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high yield securities, the bid offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the Fixed Income Securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term Fixed Income Securities and higher for longer term Fixed Income Securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the Fixed Income Security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of Fixed Income Securities with shorter durations tend to be less sensitive to interest rate changes than Fixed Income Securities with longer durations. As the value of a Fixed Income Security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Fund's investment advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Fund's investment advisor.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SOVEREIGN DEBT RISK. Investments in debt securities issued by foreign governments ("Sovereign Debt") involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

VOLATILITY RISK. The market price and net asset value of the Fund's shares and the Fund's yield will change daily. There may be instances when the Fund will experience large in flows and out flows, which will significantly alter the Fund's size. At times, these fluctuations may negatively impact the Fund's yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund's invest up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Enhanced Short Maturity ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.20% of the Fund's average daily net assets until at least March 1, 2018 and to also reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waivers, was equal to the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, and different business models that may affect the pricing of services among ETF sponsors. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the MPI Peer Group average but outperformed the benchmark index for the one-year period ended December 31, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Enhanced Short Maturity ETF it manages (the "Fund") in certain member states in the European economic area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $2,384,101. This figure is comprised of $428,166 paid (or to be paid) in fixed compensation and $1,955,935 paid (or to be paid) in variable compensation. There were a total of 17 beneficiaries of the remuneration described above. Those amounts include $139,204 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,244,897 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                               Inc., ADM
  Suite 400                                                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                      151        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                       Company of
120 E. Liberty Drive,           o Since Inception                                                               Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                              Transport Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             151        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST            LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                               Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)


Annual Report
For the Year Ended
October 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 17
Statement of Operations...................................................... 18
Statements of Changes in Net Assets.......................................... 19
Financial Highlights......................................................... 20
Notes to Financial Statements................................................ 21
Report of Independent Registered Public Accounting Firm...................... 32
Additional Information....................................................... 33
Board of Trustees and Officers............................................... 42
Privacy Policy............................................................... 44

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Strategic Income ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of First Trust Strategic Income ETF (the "Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the Fund's investment advisor. The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor (each, a "Management Team"), which employ their respective investment strategies. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol "FDIV."

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Teams may seek to gain exposure to the Fund's investment categories through investments in exchange-traded funds. The Fund seeks to achieve its objectives by having each Management Team focus on those instruments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

---------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL           CUMULATIVE
                                                                        TOTAL RETURNS          TOTAL RETURNS
                                                     1 Year Ended    Inception (8/13/14)    Inception (8/13/14)
                                                       10/31/17          to 10/31/17            to 10/31/17
FUND PERFORMANCE
NAV                                                      5.40%              4.27%                 14.40%
Market Price                                             5.04%              4.29%                 14.48%

INDEX PERFORMANCE
Blended Index(2)                                         5.86%              3.18%                 10.58%
Bloomberg Barclays U.S. Aggregate Bond Index             0.90%              2.50%                  8.26%
Russell 3000(R) Index                                   23.98%             11.04%                 40.06%
---------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

(2) The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofAML Fixed Rate Preferred Securities Index, ICE BofAML U.S. High Yield Index, Bloomberg Barclays EM USD Aggregate Index and Bloomberg Barclays U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                              % OF TOTAL
ASSET CLASSIFICATION                          INVESTMENTS
-----------------------------------------------------------
Exchange-Traded Funds                            46.22%
Common Stocks                                    27.27
Master Limited Partnerships                      12.75
U.S. Government Agency Mortgage-
   Backed Securities                              9.10
Real Estate Investment Trusts                     4.44
Mortgage-Backed Securities                        0.13
Asset-Backed Securities                           0.09
                                                -------
     Total                                      100.00%
                                                =======

-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
First Trust Preferred Securities and
   Income ETF                                    15.94%
First Trust Tactical High Yield ETF              15.86
First Trust Emerging Markets Local
   Currency Bond ETF                              8.27
iShares J.P. Morgan USD Emerging
   Markets Bond ETF                               4.67
Enterprise Products Partners, L.P.                1.79
iShares MBS ETF                                   1.37
TC PipeLines, L.P.                                1.17
Spectra Energy Partners, L.P.                     1.13
Magellan Midstream Partners, L.P.                 1.02
Plains All American Pipeline, L.P.                1.00
                                                -------
     Total                                       52.22%
                                                =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      AUGUST 13, 2014 - OCTOBER 31, 2017

            First Trust Strategic       Blended       Bloomberg Barclays U.S.       Russell 3000(R)
                 Income ETF             Index(2)       Aggregate Bond Index              Index
8/13/14            $10,000              $10,002               $10,003                   $10,000
10/31/14            10,177               10,129                10,080                    10,371
4/30/15             10,330               10,191                10,288                    10,863
10/31/15             9,989                9,735                10,280                    10,837
4/30/16             10,436               10,006                10,571                    10,844
10/31/16            10,856               10,446                10,731                    11,297
4/30/17             11,275               10,982                10,659                    12,859
10/31/17            11,442               11,058                10,827                    14,006

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
8/14/14 - 10/31/14      16          0          0           0          35          5          0           0
11/1/14 - 10/31/15      36          6          6           2         152         33          9           7
11/1/15 - 10/31/16      69         16          7           3         125         27          3           2
11/1/16 - 10/31/17     142         14          0           0          95          1          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor, which employ their respective investment strategies.

                           PORTFOLIO MANAGEMENT TEAM

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR OF FIRST TRUST;

o DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING DIRECTOR OF FIRST TRUST;

o     JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;

o     TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;

o     JOHN GAMBLA, CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST;

o     ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND

o     CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST

ADVISOR PORTFOLIO MANAGERS

o WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF FIRST TRUST, LEVERAGED FINANCE TEAM;

o SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, LEVERAGED FINANCE TEAM;

o JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM; AND

o JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM.

SUB-ADVISOR PORTFOLIO MANAGERS

o JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     EVA PAO, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     LINDA LONGVILLE, RESEARCH DIRECTOR AND PRINCIPAL OF EIP.

o     SAUL BALLESTEROS, HEAD OF TRADING AND OPERATIONS AND PRINCIPAL OF EIP.

o     JOHN K. TYSSELAND, PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o     DEREK FULTON, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      FTGP.

o     LEONARDO DACOSTA, PORTFOLIO MANAGER OF FTGP.

o     RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
      RBA.

o     HENRY TIMMONS, CFA, SENIOR QUANTITATIVE ANALYST OF RBA.

o     MATTHEW GRISWOLD, CFA, DIRECTOR OF INVESTMENTS OF RBA.

o     SCOTT T. FLEMING, PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE.

o     ROBERT WOLF, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER,
      STONEBRIDGE.

o     DANIELLE SALTERS, CFA, PORTFOLIO MANAGER AND CREDIT ANALYST, STONEBRIDGE.

                                   COMMENTARY

FIRST TRUST STRATEGIC INCOME ETF

The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to seek risk-adjusted income. The Fund's secondary objective is capital appreciation. There is no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The 12-month period ended October 31, 2017 has been interesting for the securities markets and the U.S. political climate. As indicated by the returns posted by the major indices, both equity and bond investors likely fared well. Investors willing to assume more risk generally enjoyed higher returns. For the reporting period, the S&P 500(R) Index posted a total return of 23.63%,

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

according to Bloomberg. With respect to the bond market, one of the better performing niches was high-yield corporate bonds, which are speculative-grade in nature. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of 8.92% for the reporting period, according to its own release. For those investors with a lower risk tolerance, the Bloomberg Barclays U.S. Aggregate Bond Index, which is comprised of investment-grade bonds, posted a total return of 0.90%.

Over the fiscal period, we have seen an uptick in U.S. economic activity. The last four calendar quarters of gross domestic product ("GDP") growth were as follows (annualized growth rates): 3.0% (Q3'17); 3.1% (Q2'17); 1.2% (Q1'17); and
1.8% (Q4'16), according to the Bureau of Economic Analysis ("BEA"). In June of 2017, House Speaker Paul Ryan stated he wanted to pass a "tax overhaul" by the end of 2017, according to CNBC. Ryan believes that the U.S. cannot achieve a 3% sustained GDP growth rate without tax reform. In the current recovery, which began in Q3'09, U.S. GDP growth has averaged just 2.2%, according the BEA. While it might seem strange to be counting on world economic growth turning higher this late into a recovery, we do find the prospects for higher growth encouraging. The International Monetary Fund ("IMF") projects world real GDP rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to 3.7% in 2018.

Central banks have played a big role in the economic recovery process since 2008, in our opinion. Data from JP Morgan Asset Management indicates that the top 50 central banks around the globe initiated a total of 690 interest rate cuts from the collapse of Lehman Brothers in September 2008 to December 2016, according to CNBC. In an effort to stimulate growth, the Federal Reserve (the "Fed") began its rate cutting in September 2007. When the Fed lowers interest rates it is essentially incentivizing consumers and businesses to borrow capital, while simultaneously disincentivizing those looking to preserve capital in a savings vehicle. In other words, the Fed is forging a climate that encourages both borrowers and savers to assume some additional risk to achieve their respective goals. With the U.S. economy seemingly back on solid footing, the Fed reversed course in December 2015 and opted to begin raising its benchmark lending rate. It has increased the federal funds target rate a total of four times since December 16, 2015. Three of those rate hikes occurred in the 12 months ended October 31, 2017. Each one of the rate hikes was for 0.25%. As of October 31, 2017, the federal funds futures market put the probability of another quarter point rate hike at its December 13th meeting at 85.1%, according to Bloomberg. Even though the Fed is nearing year two into a tightening cycle, interest rates still remain low by historical standards. The federal funds target rate (upper bound) stood at 1.25% on October 31, 2017, well below its 30-year average of 3.40%, according to Bloomberg.

PERFORMANCE ANALYSIS

The Fund generated a net asset value ("NAV") return of 5.40% for the 12-month period ended October 31, 2017. During the same period, the Blended Index generated a return of 5.86%. The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofAML Fixed Rate Preferred Securities Index, ICE BofAML U.S. High Yield Index, Bloomberg Barclays EM USD Aggregate Index and Bloomberg Barclays U.S. MBS Index.

The Fund invests in six investment categories which are: high-yield corporate bonds and first lien senior secured floating-rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies, and dividend-paying U.S. exchange-traded equity securities and depositary receipts. The Fund may seek exposure to these investment categories through investment in exchange-traded funds. The weight assigned to each investment category is determined on a periodic basis. As of October 31, 2017, the highest-weighted investment category was the dividend-paying U.S. exchange-traded equity securities and depositary receipts and the lowest-weighted investment category was mortgage-related investments. All of the investment categories have had positive performance for the one-year time period.

The performance of the high-yield corporate bond and floating-rate bank loan category was nearly in-line with the Fund's performance for the period. The category performance benefited from selection within the automotive and lodging/casinos industries. Detracting from returns was an underweight position within the energy and metals/mining industries, as they were among the top performing industries within both asset classes. Additionally, the category was overweight the healthcare industry which added some volatility as attempts to repeal and replace the Affordable Care Act ("ACA") were very topical in the period. These headlines created a more difficult environment for the typically more defensive healthcare industry. The high-yield corporate bond and first lien senior secured floating-rate bank loan category continues to be managed in a relatively defensive manner, seeking to generate attractive income while moderating volatility.

Mortgage-related investments were the largest detractor on the overall Fund performance. The mortgage-related investments appreciated mildly, on a total return basis, over the 12-month period as U.S. Treasury yields increase by approximately 30 to 75 basis points ("bps") depending on maturity. The yield curve was primarily flatter with the 2 to 30-year maturity yields spread

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

compressing by approximately 25 bps, whereas the two-year Treasury yields were up 76 bps higher and five-year Treasury yields were 72 bps higher. Mortgage-related investments benefitted from a barbell maturity strategy positioned for the flatter yield curve, but performance was dampened by an underweight in the mortgage sector versus Treasury investments.

The performance of preferred securities had a positive impact on the overall performance of the Fund. The continued trend higher in the preferred and hybrid securities market was driven by investor demand for yield coupled with limited new issuance. The Fund's preferred allocation benefited from yield spread tightening and a flattening Treasury yield curve, as the front end of the Treasury yield curve was pushed higher by the Fed, which resulted in improvement in both fixed-to-floats and floating-rate preferreds. The largest positive contributors included security selection, an overweight to floating-rate securities and contingent convertible capital securities ("CoCos") and investments in new issuance securities.

The performance of international sovereign bonds had a slightly negative impact on the overall performance of the Fund. Sentiment improved across emerging markets over the past year driven in our view by the positive trend in underlying fundamentals. The outlook for emerging market economic growth improved with the IMF expecting average emerging market GDP growth of 4.6% for 2017 from 4.3% in 2016. The improved sentiment and stronger fundamentals led to renewed interest from investors evidenced by positive fund flows into emerging market assets. The combination of these factors helped support returns for the asset class over the period.

The performance of the equity securities of Energy Infrastructure Companies underperformed the overall performance of the Fund. Negative sentiment across the entire energy sector weighed on the pipeline-related master limited partnerships ("MLPs") that more than offset the positive contribution from the regulated utilities in the portfolio.

The dividend-paying U.S. exchange-traded equity securities and depositary receipts had the largest positive impact on the overall Fund performance. Performance was primarily helped by securities in the utilities, financials, health care, industrials and consumer discretionary sectors, while it was hurt by only the real estate sector. In terms of industries, positive contributions were driven by exposure to the following areas: pharmaceuticals, electric utilities, hotels, restaurants & leisure, multi-utilities and capital markets. Industry detractors included exposure to the following: multiline retail, tobacco, food & staples retailing, specialty retail and leisure products. A breakdown of category performance by market-cap reveals that all segments contributed positively, led by large-cap and mid-cap securities which had the largest allocations and performed most positively.

MARKET/FUND OUTLOOK

In addition to the potential for stronger economic growth moving forward, we believe the following three indicators suggest the climate for Corporate America is strong:

Corporate Earnings/Revenue Growth: The 2017 and 2018 estimates for earnings and revenue growth are optimistic, in our opinion. Bloomberg's consensus earnings growth rate estimates for 2017 and 2018 for the S&P 500(R) Index were 10.45% and 10.07%, respectively, as of 10/31/17. We believe that corporate earnings determine the direction of stock prices over time. From 1926-2016, the S&P 500(R) Index posted an average annual total return of 10.04%, according to Ibbotson Associates/Morningstar. The 2017 and 2018 consensus estimates for revenue (sales) growth were 5.55% and 5.34%, respectively, as of 11/3/17, according to Bloomberg.

Default Rates: Moody's reported that its global speculative-grade default rate stood at 2.7% in October 2017, according to its own release. Moody's sees the rate falling to 1.7% by October 2018. Moody's has put the historical average default rate at around 4.3% since 1983. The U.S. speculative-grade default rate stood at 3.2% in October 2017. It sees the U.S. rate falling to 2.1% by October 2018. The default rate on senior loans stood at 1.41% in October 2017, according to S&P Global Market Intelligence.

Stock Dividends: S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) $15.0 billion in Q3'17, up 150% from the $6.0 billion net increase in Q3'16, according to its own release. For the 12-month period ended 9/30/17, net dividend increases totaled $41.5 billion, up 99.5% from an increase of $20.8 billion for the 12-month period ended 9/30/16.

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                   BEGINNING            ENDING          BASED ON THE       DURING THE
                                                 ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                  MAY 1, 2017      OCTOBER 31, 2017      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                             $1,000.00          $1,014.80             0.50%             $2.54
Hypothetical (5% return before expenses)           $1,000.00          $1,022.68             0.50%             $2.55

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 46.0%

                  CAPITAL MARKETS -- 46.0%
         191,052  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $     7,919,105
         758,149  First Trust Preferred Securities and Income ETF (a)..........................................       15,261,539
         310,493  First Trust Tactical High Yield ETF (a)......................................................       15,183,108
             934  iShares 7-10 Year Treasury Bond ETF..........................................................           99,153
          38,454  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................        4,470,278
          12,300  iShares MBS ETF..............................................................................        1,314,993
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       44,248,176
                  (Cost $43,315,925)                                                                             ---------------

COMMON STOCKS -- 27.1%

                  AIR FREIGHT & LOGISTICS -- 0.9%
          11,482  C.H. Robinson Worldwide, Inc.................................................................          901,681
                                                                                                                 ---------------

                  BANKS -- 1.2%
           2,112  City Holding Co..............................................................................          148,875
          61,785  Valley National Bancorp......................................................................          710,527
           5,386  Westamerica Bancorporation...................................................................          313,627
                                                                                                                 ---------------
                                                                                                                       1,173,029
                                                                                                                 ---------------

                  BIOTECHNOLOGY -- 0.8%
           4,443  Amgen, Inc...................................................................................          778,502
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 2.3%
          23,211  Federated Investors, Inc., Class B...........................................................          721,166
          22,343  Invesco Ltd..................................................................................          799,656
           7,868  T. Rowe Price Group, Inc.....................................................................          730,937
                                                                                                                 ---------------
                                                                                                                       2,251,759
                                                                                                                 ---------------

                  COMMERCIAL SERVICES & SUPPLIES -- 0.2%
           3,022  McGrath RentCorp.............................................................................          135,083
                                                                                                                 ---------------

                  CONTAINERS & PACKAGING -- 0.9%
          17,183  Sonoco Products Co...........................................................................          889,908
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 4.5%
           6,384  ALLETE, Inc..................................................................................          500,186
           3,288  Alliant Energy Corp..........................................................................          142,239
           2,592  American Electric Power Co., Inc.............................................................          192,871
           1,735  Duke Energy Corp.............................................................................          153,218
           4,829  Emera, Inc. (CAD)............................................................................          181,916
          11,203  Eversource Energy............................................................................          701,756
           2,543  Fortis, Inc. (CAD)...........................................................................           93,650
          14,801  Hawaiian Electric Industries, Inc............................................................          539,644
           4,966  Hydro One Ltd. (CAD) (b).....................................................................           87,803
           1,413  IDACORP, Inc.................................................................................          130,038
           5,868  NextEra Energy, Inc..........................................................................          909,952
          13,749  OGE Energy Corp..............................................................................          506,513
           3,746  Southern (The) Co............................................................................          195,541
                                                                                                                 ---------------
                                                                                                                       4,335,327
                                                                                                                 ---------------

                  ELECTRICAL EQUIPMENT -- 0.9%
          32,836  ABB Ltd., ADR................................................................................          858,005
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  FOOD & STAPLES RETAILING -- 0.8%
           9,160  CVS Health Corp..............................................................................  $       627,735
           3,374  Weis Markets, Inc............................................................................          131,012
                                                                                                                 ---------------
                                                                                                                         758,747
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.6%
           1,085  Atmos Energy Corp............................................................................           94,655
           2,160  New Jersey Resources Corp....................................................................           96,012
           1,883  Southwest Gas Holdings, Inc..................................................................          155,140
           3,876  UGI Corp.....................................................................................          185,505
                                                                                                                 ---------------
                                                                                                                         531,312
                                                                                                                 ---------------

                  HOTELS, RESTAURANTS & LEISURE -- 0.9%
           5,743  Cracker Barrel Old Country Store, Inc........................................................          896,654
                                                                                                                 ---------------

                  HOUSEHOLD PRODUCTS -- 0.9%
           9,486  Procter & Gamble (The) Co....................................................................          819,021
                                                                                                                 ---------------

                  INSURANCE -- 0.9%
          14,141  Arthur J. Gallagher & Co.....................................................................          895,550
                                                                                                                 ---------------

                  MULTILINE RETAIL -- 0.8%
          19,189  Kohl's Corp..................................................................................          801,333
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 4.2%
           6,157  Consolidated Edison, Inc.....................................................................          529,810
           4,623  DTE Energy Co................................................................................          510,657
           5,824  National Grid PLC, ADR.......................................................................          355,555
           8,651  NorthWestern Corp............................................................................          512,831
           5,937  Public Service Enterprise Group, Inc.........................................................          292,100
          10,159  SCANA Corp...................................................................................          438,259
           2,395  Sempra Energy................................................................................          281,413
           7,565  Vectren Corp.................................................................................          515,480
           9,325  WEC Energy Group, Inc........................................................................          628,412
                                                                                                                 ---------------
                                                                                                                       4,064,517
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 2.6%
          14,877  Enbridge Income Fund Holdings, Inc. (CAD)....................................................          346,757
           8,804  Enbridge, Inc................................................................................          338,602
           8,691  Inter Pipeline Ltd. (CAD)....................................................................          176,771
          23,723  Kinder Morgan, Inc...........................................................................          429,624
           9,121  ONEOK, Inc...................................................................................          494,997
          14,735  TransCanada Corp.............................................................................          699,617
                                                                                                                 ---------------
                                                                                                                       2,486,368
                                                                                                                 ---------------

                  PHARMACEUTICALS -- 1.0%
           6,697  Johnson & Johnson............................................................................          933,629
                                                                                                                 ---------------

                  TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
          21,491  Tapestry, Inc................................................................................          880,056
                                                                                                                 ---------------

                  TOBACCO -- 0.9%
           7,821  Philip Morris International, Inc.............................................................          818,389
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  TRADING COMPANIES & DISTRIBUTORS -- 0.9%
           5,366  Watsco, Inc..................................................................................  $       893,815
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................       26,102,685
                  (Cost $24,856,158)                                                                             ---------------


     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 12.7%

                  CHEMICALS -- 0.3%
          12,293  Westlake Chemical Partners, L.P..............................................................          273,519
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.5%
          10,287  AmeriGas Partners, L.P.......................................................................          465,486
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.7%
          16,053  NextEra Energy Partners, L.P. (c)............................................................          631,525
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 11.2%
           4,445  Alliance Resource Partners, L.P..............................................................           87,567
           2,789  Buckeye Partners, L.P........................................................................          148,124
          61,350  Enbridge Energy Partners, L.P................................................................          925,158
          70,051  Enterprise Products Partners, L.P............................................................        1,716,249
           9,943  EQT Midstream Partners, L.P. ................................................................          726,436
          26,688  Holly Energy Partners, L.P...................................................................          912,463
          14,279  Magellan Midstream Partners, L.P.............................................................          981,110
           2,538  NGL Energy Partners, L.P.....................................................................           29,568
          14,039  Phillips 66 Partners, L.P....................................................................          707,706
          48,004  Plains All American Pipeline, L.P............................................................          958,640
          23,177  Shell Midstream Partners, L.P................................................................          588,928
          25,100  Spectra Energy Partners, L.P.................................................................        1,082,312
           1,355  Tallgrass Energy Partners, L.P...............................................................           59,132
          21,011  TC PipeLines, L.P............................................................................        1,119,676
           2,138  TransMontaigne Partners, L.P.................................................................           88,855
          18,915  Williams Partners, L.P.......................................................................          700,612
                                                                                                                 ---------------
                                                                                                                      10,832,536
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................       12,203,066
                  (Cost $12,557,316)                                                                             ---------------


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 9.0%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.7%
                  Federal Home Loan Mortgage Corporation
$         17,353     Series 1998-192, Class IO, IO, STRIPS........................     6.50%        02/01/28               3,328
         102,478     Series 2003-2564, Class PK...................................     4.00%        06/15/32             108,274
          55,674     Series 2003-2637, Class Z....................................     3.38%        06/15/18              55,754
         130,000     Series 2003-2669, Class LL...................................     5.50%        08/15/33             144,456
           8,654     Series 2004-2776, Class QP...................................     4.00%        01/15/34               8,750
           1,845     Series 2004-2844, Class BC...................................     5.00%        08/15/19               1,856
          16,170     Series 2004-2877, Class JO, PO...............................      (d)         03/15/19              15,969
         212,361     Series 2005-2953, Class LZ...................................     6.00%        03/15/35             262,865
         137,562     Series 2006-3114, Class GI, IO,
                        1 Mo. LIBOR x -1 + 6.60% (e)..............................     5.36%        02/15/36              30,555


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         10,016     Series 2006-3200, Class PO, PO...............................      (d)         08/15/36     $         8,805
          14,700     Series 2007-3373, Class TO, PO...............................      (d)         04/15/37              13,538
          98,808     Series 2007-3382, Class CE...................................     6.00%        11/15/37             107,978
          74,483     Series 2009-3589, Class ZW...................................     4.50%        10/15/39              81,054
         129,000     Series 2010-3626, Class ME...................................     5.00%        01/15/40             145,560
           3,785     Series 2011-3795, Class CA...................................     4.50%        05/15/39               3,810
          73,696     Series 2011-3816, Class D....................................     3.50%        08/15/28              74,321
         171,521     Series 2011-3817, Class MA...................................     4.50%        10/15/37             177,187
          23,042     Series 2011-3917, Class AI, IO...............................     4.50%        07/15/26               2,196
          37,473     Series 2012-4101, Class QN...................................     3.50%        09/15/42              38,757
       2,078,185     Series 2016-4619, Class IB, IO...............................     4.00%        12/15/47             270,124
                  Federal National Mortgage Association
           8,110     Series 1992-205, Class Z.....................................     7.00%        11/25/22               8,705
          35,679     Series 1993-176, Class E, PO.................................      (d)         08/25/23              34,113
          30,706     Series 1993-247, Class 2, IO, STRIPS.........................     7.50%        10/25/23               4,292
          81,437     Series 1997-22, Class PC.....................................     4.50%        03/18/27              85,709
         151,306     Series 2001-82, Class ZA.....................................     6.50%        01/25/32             168,427
          30,301     Series 2002-1, Class HC......................................     6.50%        02/25/22              32,167
             456     Series 2002-94, Class HQ.....................................     4.50%        01/25/18                 456
         141,588     Series 2003-74, Class PV.....................................     5.00%        08/25/33             152,263
           4,414     Series 2003-97, Class CA.....................................     5.00%        10/25/18               4,438
         113,016     Series 2003-339, Class 12, IO, STRIPS........................     6.00%        06/25/33              26,821
          18,657     Series 2003-W2, Class 1A1....................................     6.50%        07/25/42              21,742
          77,719     Series 2004-T2, Class 1PO, PO................................      (d)         11/25/43              71,526
          46,959     Series 2005-45, Class SR, IO,
                        1 Mo. LIBOR x -1 + 6.72% (e)..............................     5.48%        06/25/35               7,953
          14,269     Series 2006-125, Class FA, 1 Mo. LIBOR + 0.28% (f)...........     1.52%        01/25/37              14,199
          64,638     Series 2007-32, Class KT.....................................     5.50%        04/25/37              71,907
          15,039     Series 2007-42, Class AO, PO.................................      (d)         05/25/37              13,892
          45,600     Series 2008-24, Class WH.....................................     6.00%        02/25/38              57,958
          14,363     Series 2008-44, Class PO, PO.................................      (d)         05/25/38              13,230
          58,930     Series 2010-9, Class EA......................................     3.50%        01/25/24              59,296
           5,660     Series 2010-83, Class AK.....................................     3.00%        11/25/18               5,674
         282,489     Series 2011-30, Class MD.....................................     4.00%        02/25/39             289,633
         119,245     Series 2012-409, Class C17, IO, STRIPS.......................     4.00%        11/25/41              23,385
         112,463     Series 2015-14, Class IK, IO.................................     0.75%        03/25/45              13,327
         172,251     Series 2015-72, Class PC.....................................     3.00%        10/25/43             174,792
                  Government National Mortgage Association
          57,790     Series 1999-30, Class S, IO,
                        1 Mo. LIBOR x -1 + 8.60% (e)..............................     7.36%        08/16/29                 609
          46,420     Series 2003-7, Class TA......................................     4.50%        11/16/32              48,347
          32,993     Series 2003-52, Class AP, PO.................................      (d)         06/16/33              28,631
          95,793     Series 2003-110, Class HC....................................     5.00%        12/20/33             106,698
          54,000     Series 2004-47, Class PD.....................................     6.00%        06/16/34              61,527
         108,271     Series 2004-109, Class BC....................................     5.00%        11/20/33             112,089
          21,671     Series 2005-17, Class AD.....................................     5.00%        02/20/35              23,026
             292     Series 2005-91, Class PC.....................................     5.50%        01/20/35                 293
         386,264     Series 2006-17, Class TW.....................................     6.00%        04/20/36             450,013
         240,000     Series 2008-2, Class GC......................................     4.75%        01/16/38             261,461


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         75,825     Series 2009-96, Class ZG.....................................     5.50%        10/16/39     $        85,855
          10,000     Series 2010-84, Class YB.....................................     4.00%        07/20/40              10,515
         143,736     Series 2010-111, Class JA....................................     2.50%        09/16/40             144,828
          52,856     Series 2011-21, Class QH.....................................     4.50%        10/16/37              53,755
          80,216     Series 2011-29, Class JA.....................................     4.50%        04/20/40              81,282
          34,323     Series 2011-30, Class BK.....................................     2.50%        01/20/39              34,424
          44,115     Series 2012-34, Class SD, IO,
                        1 Mo. LIBOR x -1 + 6.05% (e)..............................     4.81%        03/16/42               8,344
          50,091     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43               9,526
          28,027     Series 2013-31, Class TH, 1 Mo. LIBOR + 4.35% (f)............     5.59%        08/20/39              28,559
          59,393     Series 2013-67, Class PI, IO.................................     4.00%        12/16/42               8,964
                  NCUA Guaranteed Notes Trust
          39,548     Series 2010-R3, Class 1A, 1 Mo. LIBOR + 0.56% (f)............     1.80%        12/08/20              39,704
                                                                                                                 ---------------
                                                                                                                       4,509,492
                                                                                                                 ---------------

                  PASS-THROUGH SECURITIES -- 4.3%
                  Federal Home Loan Mortgage Corporation
          81,680     Pool A47829..................................................     4.00%        08/01/35              86,061
          97,218     Pool A80290..................................................     5.00%        11/01/35             107,317
          69,305     Pool A94951..................................................     4.00%        11/01/40              73,636
          38,520     Pool A95134..................................................     4.50%        11/01/40              41,620
          40,976     Pool A97601..................................................     4.50%        03/01/41              44,601
          31,980     Pool B13731..................................................     5.00%        05/01/19              32,586
          19,899     Pool G03523..................................................     6.00%        11/01/37              22,533
          47,994     Pool G06501..................................................     4.00%        04/01/41              50,880
          74,734     Pool G07286..................................................     6.50%        09/01/39              86,444
          34,050     Pool G11805..................................................     5.50%        12/01/19              34,610
          15,409     Pool G11973..................................................     5.50%        02/01/21              15,985
          68,262     Pool G13124..................................................     6.00%        12/01/22              73,012
          67,037     Pool G13465..................................................     6.00%        01/01/24              70,897
          50,481     Pool G13790..................................................     4.50%        04/01/25              53,523
          51,988     Pool G13844..................................................     4.50%        07/01/25              55,085
          48,952     Pool G14184..................................................     5.00%        07/01/25              51,212
          72,762     Pool G15725..................................................     4.50%        09/01/26              76,689
          43,519     Pool G18072..................................................     4.50%        09/01/20              44,591
         309,901     Pool G60762..................................................     5.00%        07/01/41             338,458
          14,837     Pool O20138..................................................     5.00%        11/01/30              16,157
          43,958     Pool Q05201..................................................     4.00%        12/01/41              46,607
         190,569     Pool U90316..................................................     4.00%        10/01/42             201,787
                  Federal National Mortgage Association
           3,886     Pool 687073..................................................     5.50%        01/01/18               3,886
         115,382     Pool 724888..................................................     5.50%        06/01/33             126,268
          14,529     Pool 725098..................................................     5.50%        12/01/18              14,647
          25,935     Pool 725704..................................................     6.00%        08/01/34              29,585
          59,863     Pool 879398..................................................     5.50%        02/01/21              62,393
          42,959     Pool 888112..................................................     6.50%        12/01/36              48,771
          29,451     Pool 889780..................................................     5.50%        03/01/23              31,110
          27,220     Pool 890206..................................................     5.50%        10/01/21              27,937
          90,195     Pool 897936..................................................     5.50%        08/01/21              94,110
          32,982     Pool 923171..................................................     7.50%        03/01/37              36,990


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         61,822     Pool 977130..................................................     5.50%        08/01/23     $        65,610
          48,090     Pool 983629..................................................     4.50%        05/01/23              50,379
          62,910     Pool 995400..................................................     7.00%        06/01/23              67,248
         115,243     Pool 995700..................................................     6.50%        03/01/27             127,811
          38,091     Pool AB2265..................................................     4.00%        02/01/41              40,571
          66,443     Pool AH1568..................................................     4.50%        12/01/40              71,887
          12,379     Pool AI1191..................................................     4.50%        04/01/41              13,502
          43,736     Pool AI7800..................................................     4.50%        07/01/41              47,426
          32,399     Pool AJ5299..................................................     4.00%        11/01/41              34,509
          61,102     Pool AJ5300..................................................     4.00%        11/01/41              64,877
          46,454     Pool AK3103..................................................     4.00%        02/01/42              49,238
         120,548     Pool AL1024..................................................     4.50%        07/01/26             126,128
          54,188     Pool AL3484..................................................     4.50%        10/01/42              58,615
          60,366     Pool AL6304..................................................     5.50%        09/01/25              63,235
         112,288     Pool AL6889..................................................     4.50%        02/01/45             121,916
         147,186     Pool AL7306..................................................     4.50%        09/01/42             159,184
          25,173     Pool AO4133..................................................     3.50%        06/01/42              26,062
         293,901     Pool AP2109..................................................     4.00%        08/01/32             311,633
          18,897     Pool AP4795..................................................     3.50%        09/01/42              19,521
          18,595     Pool AT2887..................................................     3.50%        04/01/43              19,208
          24,642     Pool AU3741..................................................     3.50%        08/01/43              25,506
          68,748     Pool AU4726..................................................     4.00%        09/01/43              72,922
         177,561     Pool MA1373..................................................     3.50%        03/01/43             183,465
                  Government National Mortgage Association........................
          24,871     Pool 3500....................................................     5.50%        01/20/34              27,747
          14,284     Pool 3513....................................................     5.00%        02/20/34              15,634
          28,119     Pool 3555....................................................     5.00%        05/20/34              30,771
          83,683     Pool 3975....................................................     5.50%        04/20/37              92,034
          35,060     Pool 4230....................................................     6.00%        09/20/23              37,803
          40,252     Pool 609116..................................................     4.50%        02/15/44              43,701
          32,533     Pool MA2293..................................................     3.50%        10/20/44              33,418
                                                                                                                 ---------------
                                                                                                                       4,201,549
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        8,711,041
                  (Cost $8,698,785)                                                                              ---------------


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 4.4%

                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 4.4%
          12,153  LTC Properties, Inc..........................................................................          565,236
          10,049  National Health Investors, Inc...............................................................          765,633
           3,587  Public Storage...............................................................................          743,406
          13,208  Realty Income Corp...........................................................................          708,873
          39,493  Senior Housing Properties Trust..............................................................          726,671
          11,741  Ventas, Inc..................................................................................          736,748
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................        4,246,567
                  (Cost $4,410,874)                                                                              ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 0.1%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
                  ABN AMRO Mortgage Corp.
$          3,593     Series 2003-6, Class 2A2.....................................     4.50%        05/25/18     $         3,599
                  BCAP LLC Trust
          28,535     Series 2011-R11, Class 30A5 (f) (g) (h)......................     3.34%        01/26/34              28,150
                  CHL Mortgage Pass-Through Trust.................................
           6,285     Series 2004-J8, Class 1A2....................................     4.75%        11/25/19               6,347
                  JP Morgan Resecuritization Trust................................
           2,218     Series 2009-7, Class 5A1 (f) (g).............................     6.00%        02/27/37               2,218
                  MASTR Asset Securitization Trust................................
           4,496     Series 2003-11, Class 3A1....................................     4.50%        12/25/18               4,510
                  Residential Accredit Loans, Inc.................................
           5,449     Series 2003-QS5, Class A2,
                        1 Mo. LIBOR x -1.83 + 14.76% (e)..........................    12.49%        03/25/18               5,631
          36,455     Series 2003-QS14, Class A1...................................     5.00%        07/25/18              36,527
           7,099     Series 2003-QS20, Class CB...................................     5.00%        11/25/18               7,152
                  Residential Asset Securitization Trust
          14,169     Series 2003-A14, Class A1....................................     4.75%        02/25/19              13,629
                  Structured Asset Securities Corp.
          18,728     Series 2003-37A, Class 3A7 (f) (h)...........................     3.37%        12/25/33              18,622
                  Wells Fargo Alternative Loan Trust
             512     Series 2007-PA5, Class 2A1...................................     6.00%        11/25/22                 512
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................          126,897
                  (Cost $126,096)                                                                                ---------------

ASSET-BACKED SECURITIES -- 0.1%
                  Aegis Asset Backed Securities Trust
           8,030     Series 2005-4, Class 1A4, 1 Mo. LIBOR + 0.37% (f)............     1.61%        10/25/35               8,052
                  Ameriquest Mortgage Securities, Inc.
           5,997     Series 2004-R6, Class A1, 1 Mo. LIBOR + 0.42% (f)............     1.66%        07/25/34               5,999
                  Bear Stearns Asset Backed Securities I Trust
          25,000     Series 2004-BO1, Class M4, 1 Mo. LIBOR + 1.20% (f)...........     3.04%        10/25/34              25,175
                  First Alliance Mortgage Loan Trust
          39,642     Series 1999-1, Class A1......................................     7.18%        06/20/30              39,848
                  Lehman XS Trust
          10,028     Series 2005-2, Class 1A2, 1 Mo. LIBOR + 0.70% (f)............     1.94%        08/25/35               9,862
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................           88,936
                  (Cost $87,678)                                                                                 ---------------

                  TOTAL INVESTMENTS -- 99.4%...................................................................       95,727,368
                  (Cost $94,052,832) (i)

                  NET OTHER ASSETS AND LIABILITIES -- 0.6%.....................................................          558,840
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $    96,286,208
                                                                                                                 ===============


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017


FUTURES CONTRACTS AT OCTOBER 31, 2017 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                                UNREALIZED
                                                                                                               APPRECIATION
                                                         NUMBER OF          EXPIRATION          NOTIONAL      (DEPRECIATION)/
       FUTURES CONTRACTS             POSITIONS           CONTRACTS             DATE              VALUE             VALUE
--------------------------------  ----------------  -------------------  -----------------  ----------------  ---------------
U.S. 5-Year Treasury Notes              Long                 2               Dec-2017       $        234,375  $        (2,477)
U.S. 10-Year Treasury Notes             Long                 6               Dec-2017                749,625          (11,182)
U.S. Treasury Long Bond                 Long                 2               Dec-2017                304,938           (4,071)
                                                                                            ----------------  ---------------
                                                                                            $      1,288,938  $       (17,730)
                                                                                            ================  ===============

-----------------------------

(a)   Investment in an affiliated fund.

(b) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(d)   Zero coupon security.

(e)   Inverse floating rate instrument.

(f)   Floating or variable rate security.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $30,368 or 0.0% of net assets.

(h) Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(i) Aggregate cost for federal income tax purposes is $94,491,868. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,078,941 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,861,171. The net unrealized appreciation was $1,217,770. The amounts presented are inclusive of derivative contracts.

ADR    American Depositary Receipt

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR  London Interbank Offered Rate

PO     Principal-Only Security

STRIPS Separate Trading of Registered Interest and Principal of Securities.

Currency Abbreviations:
CAD    Canadian Dollar


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        ASSETS TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2017           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $    44,248,176   $     44,248,176    $            --    $            --
Common Stocks*....................................        26,102,685         26,102,685                 --                 --
Master Limited Partnerships*......................        12,203,066         12,203,066                 --                 --
U.S. Government Agency
   Mortgage-Backed Securities.....................         8,711,041                 --          8,711,041                 --
Real Estate Investment Trusts*....................         4,246,567          4,246,567                 --                 --
Mortgage-Backed Securities........................           126,897                 --            126,897                 --
Asset-Backed Securities...........................            88,936                 --             88,936                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................   $    95,727,368   $     86,800,494    $     8,926,874    $            --
                                                     ===============    ===============    ===============    ===============

                                                      LIABILITIES TABLE
                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2017           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Futures Contracts**...............................   $       (17,730)   $       (17,730)   $            --    $            --
                                                     ===============    ===============    ===============    ===============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value - Unaffiliated...................................     $     57,363,616
Investments, at value - Affiliated.....................................           38,363,752
Cash...................................................................              291,294
Cash segregated as collateral for open futures contracts...............               83,434
Foreign currency, at value.............................................               42,007
Receivables:
   Dividends...........................................................              107,445
   Investment securities sold..........................................               42,467
   Interest............................................................               40,017
   Reclaims............................................................                2,530
   Variation margin....................................................                  187
                                                                            ----------------
      Total Assets.....................................................           96,336,749
                                                                            ----------------
LIABILITIES:
Payables:
   Investment advisory fees............................................               41,892
   Investment securities purchased.....................................                8,040
   Variation margin....................................................                  609
                                                                            ----------------
      Total Liabilities................................................               50,541
                                                                            ----------------
NET ASSETS.............................................................     $     96,286,208
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $     94,517,782
Par value..............................................................               19,000
Accumulated net investment income (loss)...............................                1,569
Accumulated net realized gain (loss) on investments, futures contracts, forward foreign currency contracts, foreign currency transactions
   and options contracts...............................................               92,099
Net unrealized appreciation (depreciation) on investments,
   futures contracts and foreign currency translation..................            1,655,758
                                                                            ----------------
NET ASSETS.............................................................     $     96,286,208
                                                                            ================
NET ASSET VALUE, per share.............................................     $          50.68
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................            1,900,002
                                                                            ================
Investments, at cost - Unaffiliated....................................     $     56,374,718
                                                                            ================
Investments, at cost - Affiliated......................................     $     37,678,114
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $         42,949
                                                                            ================


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Dividends - Unaffiliated...............................................     $      1,156,161
Dividends - Affiliated.................................................            1,685,548
Interest...............................................................              329,675
Foreign tax withholding................................................              (17,792)
                                                                            ----------------
   Total investment income.............................................            3,153,592
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................              741,216
Excise tax.............................................................                  (44)
                                                                            ----------------
   Total expenses......................................................              741,172
   Less fees waived by the investment advisor..........................             (289,427)
                                                                            ----------------
   Net expenses........................................................              451,745
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................            2,701,847
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................            1,020,667
   Investments - Affiliated............................................               12,960
   Distribution of capital gains from investment companies.............                4,594
   Futures contracts...................................................               47,096
   Forward foreign currency contracts..................................                1,921
   Foreign currency transactions.......................................               (8,261)
   Purchased options contracts.........................................               (7,051)
                                                                            ----------------
Net realized gain (loss)...............................................            1,071,926
                                                                            ----------------
Net increase from payment by the advisor...............................                3,457
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................              651,426
   Investments - Affiliated............................................              558,504
   Futures contracts...................................................              (17,730)
   Forward foreign currency contracts..................................                1,023
   Foreign currency translation........................................                 (769)
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................            1,192,454
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            2,267,837
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $      4,969,684
                                                                            ================


Page 18                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR               YEAR
                                                                              ENDED               ENDED
                                                                            10/31/2017         10/31/2016
                                                                          --------------     ---------------
OPERATIONS:
Net investment income (loss)........................................      $    2,701,847     $       543,714
Net realized gain (loss)............................................           1,071,926              17,763
Net increase from payment by the advisor............................               3,457                  --
Net change in unrealized appreciation (depreciation)................           1,192,454             771,132
                                                                          --------------     ---------------
Net increase (decrease) in net assets resulting from operations.....           4,969,684           1,332,609
                                                                          --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................          (2,870,382)           (656,004)
Net realized gain...................................................            (385,872)                 --
                                                                          --------------     ---------------
Total distributions to shareholders.................................          (3,256,254)           (656,004)
                                                                          --------------     ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................          82,224,257           2,491,652
Cost of shares redeemed.............................................          (5,111,884)         (4,810,172)
                                                                          --------------     ---------------
Net increase (decrease) in net assets resulting from shareholder
   transactions.....................................................          77,112,373          (2,318,520)
                                                                          --------------     ---------------
Total increase (decrease) in net assets.............................          78,825,803          (1,641,915)

NET ASSETS:
Beginning of period.................................................          17,460,405          19,102,320
                                                                          --------------     ---------------
End of period.......................................................      $   96,286,208     $    17,460,405
                                                                          ==============     ===============
Accumulated net investment income (loss) at end of period...........      $        1,569     $           790
                                                                          ==============     ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................             350,002             400,002
Shares sold.........................................................           1,650,000              50,000
Shares redeemed.....................................................            (100,000)           (100,000)
                                                                          --------------     ---------------
Shares outstanding, end of period...................................           1,900,002             350,002
                                                                          ==============     ===============


                        See Notes to Financial Statements                Page 19

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                  FOR THE PERIOD
                                                                            YEAR ENDED OCTOBER 31,                8/13/2014 (a)
                                                               ------------------------------------------------      THROUGH
                                                                    2017             2016             2015          10/31/2014
                                                               --------------   --------------   --------------   --------------
Net asset value, beginning of period                             $    49.89       $    47.76       $    50.59       $    50.00
                                                                 ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           1.56             1.60             1.67             0.29
Net realized and unrealized gain (loss)                                1.10 (c)         2.45            (2.58) (b)        0.59
                                                                 ----------       ----------       ----------       ----------
Total from investment operations                                       2.66             4.05            (0.91)            0.88
                                                                 ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (1.65)           (1.92)           (1.40)           (0.27)
Net realized gain                                                     (0.22)              --               --               --
Return of capital                                                        --               --            (0.52)           (0.02)
                                                                 ----------       ----------       ----------       ----------
Total distributions                                                   (1.87)           (1.92)           (1.92)           (0.29)
                                                                 ----------       ----------       ----------       ----------
Net asset value, end of period                                   $    50.68       $    49.89       $    47.76       $    50.59
                                                                 ==========       ==========       ==========       ==========
TOTAL RETURN (d)                                                       5.40% (c)        8.67%           (1.85)% (b)       1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $   96,286       $   17,460       $   19,102       $   20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          0.85%            0.85%            0.85%            0.85% (e)
Ratio of net expenses to average net assets                            0.52%            0.55%            0.61%            0.69% (e)
Ratio of net investment income (loss) to average net assets            3.10%            3.30%            3.37%            2.71% (e)
Portfolio turnover rate (f)                                             119%              88%             125%              33%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $23,478 in connection with a trade error. The payment from the Advisor represents $0.06 per share and had no effect on the Fund's total return.

(c) The Fund received a reimbursement from the advisor in the amount of $3,457, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return. (d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(e)   Annualized.

(f) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each Management Team focus on those investments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds and first lien senior secured floating rate bank loans, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"), and dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Team may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes through investments in exchange-traded funds ("ETFs").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the

-----------------------------

(1) Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

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--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded.

      If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only);
     12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the fiscal year ended October 31, 2017, distributions of $708,526 received from MLPs have been reclassified as return of capital.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

As of October 31, 2017, the Fund had no open forward foreign currency contracts.

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objectives, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, and exchange-listed stock index options.

The Fund may purchase or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

As of October 31, 2017, the Fund had no open options contracts.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statement of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

I. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments for the fiscal year ended October 31, 2017 are as follows:

                                                                                  CHANGES IN
                                                                                  UNREALIZED     REALIZED
                        SHARES AT     VALUE AT                                   APPRECIATION      GAIN       VALUE AT     DIVIDEND
    SECURITY NAME      10/31/2017    10/31/2016    PURCHASES        SALES       (DEPRECIATION)    (LOSS)     10/31/2017     INCOME
------------------------------------------------------------------------------------------------------------------------------------
First Trust Emerging
   Markets Local
   Currency Bond ETF       191,052   $1,115,888   $ 8,184,205   $  (1,412,736)  $       38,015   $  (6,267)  $ 7,919,105  $  347,707
First Trust Low
   Duration
   Opportunities ETF            --           --    12,304,818     (12,310,450)              --       5,632            --      48,220
First Trust Preferred
   Securities and
   Income ETF              758,149    2,082,679    16,392,790      (3,629,555)         424,367      (8,742)   15,261,539     514,771
First Trust Senior
   Loan Fund                    --    2,083,523     9,024,575     (11,104,598)           3,075      (6,575)           --     109,364
First Trust Tactical
   High Yield ETF          310,493      691,753    20,272,624      (5,903,228)          93,047      28,912    15,183,108     665,486
                                     -----------------------------------------------------------------------------------------------
Total Investments in
   Affiliates                        $5,973,843   $66,179,012   $ (34,360,567)  $      558,504   $  12,960   $38,363,752  $1,685,548
                                     ===============================================================================================


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

K. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                            2017              2016
Ordinary income..............................  $    3,256,254    $      656,004
Capital gain.................................              --                --
Return of capital............................              --                --

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................  $      532,704
Accumulated capital and other losses.........              --
Net unrealized appreciation (depreciation)...       1,216,722

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes. During the taxable year ended October 31, 2017, the Fund utilized non-expiring capital loss carryforwards in the amount of $262,838.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                  ACCUMULATED
                ACCUMULATED       NET REALIZED
               NET INVESTMENT     GAIN (LOSS)
               INCOME (LOSS)     ON INVESTMENTS   PAID-IN CAPITAL
              ----------------  ----------------  ----------------
               $       169,314  $       (188,376) $         19,062

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--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

N. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

O. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP. EIP exercises discretion only with respect to assets of the Fund allocated to EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During the fiscal year ended October 31, 2017, the Advisor waived fees of $289,427.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

During the fiscal year ended October 31, 2017, the Fund received a reimbursement from the Advisor of $3,457 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2017, were $10,942,988 and $125,023,716, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2017 were $3,786,277 and $96,077,590, respectively.

For the fiscal year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales were $41,621,770 and $0, respectively.


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   -----------------------------------
DERIVATIVE               RISK        STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENTS            EXPOSURE       LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
------------------   -------------   -----------------------   ----------   -----------------------   ---------
Futures              Interest Rate   Unrealized appreciation                Unrealized depreciation
contracts            Risk            on futures contracts*     $       --   on futures contracts*     $  17,730

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
----------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts        $ 1,921
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                           1,023

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on purchased options contracts                (7,051)
Net realized gain (loss) on futures contracts                          47,096
Net change in unrealized appreciation (depreciation) on
   futures contracts                                                  (17,730)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017

During the fiscal year ended October 31, 2017, the notional value of forward foreign currency contracts opened and closed were $12,572,595 and $12,740,628, respectively.

During the fiscal year ended October 31, 2017, the notional value of futures contracts opened and closed were $7,275,436 and $5,968,768, respectively.

During the fiscal year ended October 31, 2017, the premiums for purchased options contracts opened were $7,051 and the premiums for purchased options contracts closed, exercised and expired were $7,051.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

The Trust on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. Effective October 10, 2017, the Fund was removed from the BNYM Line of Credit. Prior to February 3, 2017, the BNYM Line of Credit was $135 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accessed the credit line, there would have been an interest fee charged. The Fund did not have any borrowings during the period ended October 9, 2017.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                                OCTOBER 31, 2017


                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST STRATEGIC INCOME
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic Income ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic Income ETF as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 15, 2017

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:


        Dividends Received Deduction        Qualified Dividend Income
       ------------------------------     ------------------------------
                   16.71%                             20.81%


                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

COVERED CALL RISK. The Fund may invest in covered call options. Covered call risk is the risk that the Fund will forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

CYBERSECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

ENERGY INFRASTRUCTURE COMPANIES RISK. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

ETF RISK. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An investment can be made in the underlying ETFs directly rather than through the Fund. These direct investments can be made without paying the fees and expenses associated with the Fund.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term investments. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

companies. Pursuant to a contractual agreement, the Advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that the investment companies are advised by the Advisor.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Management Teams will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MORTGAGE SECURITIES RISK. The Fund invests in mortgage-related securities, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-related securities may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure.

NON-AGENCY DEBT RISK. Non-agency debt, including mortgage-backed securities that are not issued by a government-sponsored entity such as FannieMae, FreddieMac and GinnieMae, are not afforded the protections of backing by the U.S. government. This makes such securities more susceptible to credit, liquidity and other risks discussed in the Fund's prospectus.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.


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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

NON-U.S. SECURITIES RISK AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

SENIOR LOAN RISK. An investment in senior loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described in the Fund's prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of First Trust Strategic Income ETF (the "Fund"), and First Trust Advisors L.P. ("First Trust" or the "Advisor"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); the Investment Sub-Advisory Agreement (the "Richard Bernstein Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Richard Bernstein Advisors LLC ("Richard Bernstein"); the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Energy Income Partners, LLC ("Energy Income Partners"); and the Investment Sub-Advisory Agreement (the "First Trust Global Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. ("First Trust Global"). The Stonebridge Sub-Advisory Agreement, the Richard Bernstein Sub-Advisory Agreement, the Energy Income Partners Sub-Advisory Agreement and the First Trust


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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

Global Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge, Richard Bernstein, Energy Income Partners and First Trust Global are each referred to as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the Agreements for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and each Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rates for the Fund as compared to fees charged to other clients of the Sub-Advisors; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and each Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Global, and the Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and each Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors under the Agreements. The Board considered that the Fund is an actively-traded ETF and employs a multi-manager/multi-sleeve structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors and the strategic and tactical asset allocations among internal management teams and the Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board considered that Stonebridge and Richard Bernstein act as non-discretionary managers providing model portfolio recommendations to the Advisor, and that while First Trust Global and Energy Income Partners act as discretionary investment advisors, First Trust executes the Fund's portfolio trades. The Board noted that members of First Trust's Mortgage Securities Team and Leveraged Finance Investment Team participate in the management of the Fund and considered the experience of each Team and noted the Board's prior meetings with members of each Team. The Board noted that the Advisor oversees management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisors' and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, including each Sub-Advisor's discretionary or non-discretionary management, as applicable, of


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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

the portion of the Fund's assets allocated it. In considering each Sub-Advisor's services to the Fund, the Board noted the background and experience of each Sub-Advisor's portfolio management team and the Board's prior meetings with members of each portfolio management team. The Board also received a presentation from representatives of Richard Bernstein at the April 24, 2017 meeting. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and each Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor and Sub-Advisors have managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the Advisor pays each Sub-Advisor a separate sub-advisory fee from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor agreed to waive its unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs following a multi-manager/multi-sleeve strategy like the Fund and that the peer funds were either index-based ETFs or open-end mutual funds. The Board also noted that most of the peer funds did not employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to that of two benchmark indexes and a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year period ended December 31, 2016. The Board also noted that the Fund underperformed the blended benchmark index and the Russell 3000(R) Index for the one-year period ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisors to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that affiliates of the Advisor have ownership interests in Stonebridge, Energy Income Partners and First Trust Global and considered potential fall-out benefits to the Advisor from such ownership interests. The Board also considered that the Advisor had identified


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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with First Trust. The Board noted that the Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered Stonebridge's expenses in providing investment services to the Fund and noted Stonebridge's recent hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of Stonebridge with respect to the Fund. The Board noted that the Advisor pays Stonebridge from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Stonebridge from its relationship with the Fund, including potential fall-out benefits to Stonebridge from the ownership interest of an affiliate of the Advisor in Stonebridge. The Board noted that Stonebridge acts as non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to Stonebridge were not unreasonable.

With respect to the Richard Bernstein Sub-Advisory Agreement, the Board considered Richard Bernstein's statements about economies of scale. The Board did not review the profitability of Richard Bernstein with respect to the Fund. The Board noted that the Advisor pays Richard Bernstein from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board noted the potential fall-out benefits identified by Richard Bernstein as a result of its relationship with the Fund and the Advisor. The Board noted that Richard Bernstein acts as non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the Fund. The Board concluded that the character and amount of potential fall-out benefits to Richard Bernstein were not unreasonable.

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board considered that Energy Income Partners' investment services expenses are primarily fixed, and that Energy Income Partners has made recent investments in personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in personnel and infrastructure. The Board did not review the profitability of Energy Income Partners with respect to the Fund. The Board noted that the Advisor pays Energy Income Partners from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with the Fund, including the potential fall-out benefits to Energy Income Partners from the ownership interest of an affiliate of the Advisor in Energy Income Partners. The Board noted that Energy Income Partners does not provide trade execution services on behalf of the Fund. The Board concluded that the character and amount of potential fall-out benefits to Energy Income Partners were not unreasonable.

With respect to the First Trust Global Sub-Advisory Agreement, the Board considered First Trust Global's statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified in providing services to the Fund. The Board did not review the profitability of First Trust Global with respect to the Fund, but noted that First Trust Global waived its entire sub-advisory fee under the First Trust Global Sub-Advisory Agreement in 2016. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the Advisor's confirmation that it is committed to supporting First Trust Global. The Board considered the potential fall-out benefits to First Trust Global from being associated with the Advisor and the Fund. The Board noted that First Trust Global does not provide trade execution services on behalf of the Fund. The Board concluded that the character and amount of potential fall-out benefits to First Trust Global were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.


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                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Strategic Income ETF it manages (the "Fund") in certain member states in the European economic area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $3,219,659. This figure is comprised of $484,609 paid (or to be paid) in fixed compensation and $2,735,050 paid (or to be paid) in variable compensation. There were a total of 18 beneficiaries of the remuneration described above. Those amounts include $7,351 paid (or to be paid) to senior management of First Trust Advisors L.P. and $3,212,308 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                               Inc., ADM
  Suite 400                                                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                      151        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                       Company of
120 E. Liberty Drive,           o Since Inception                                                               Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 E. Liberty Drive,           o Since Inception   Pelita Harapan Educational Foundation                       Transport Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
                                                    President and Chief Executive Officer                       May 2014)
Wheaton, IL 60187                                   (June 2012 to September 2014), Servant
D.O.B.: 03/54                                       Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and
                                                    Services); President (June 2002 to
                                                    June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             151        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST            LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                               Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.;Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC;Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel,First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors, LLC
120 West 45th Street, 36th Floor
New York, NY 10036

Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT, 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)


Annual Report
For the Year Ended
October 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary ........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 41
Statement of Operations...................................................... 42
Statements of Changes in Net Assets.......................................... 43
Financial Highlights......................................................... 44
Notes to Financial Statements................................................ 45
Report of Independent Registered Public Accounting Firm...................... 54
Additional Information....................................................... 55
Board of Trustees and Officers............................................... 61
Privacy Policy............................................................... 63

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust Low Duration Opportunities ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Opportunities ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. Jim Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments. The Fund's investment categories are: (i) mortgage-related investments, including mortgage-backed securities that may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities; (ii) U.S. government securities, including callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity, and U.S. government inflation-indexed securities; and (iii) high yield debt, commonly referred to as "junk" debt. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade (as described in (iii) above), illiquid securities, and derivative instruments. The Fund is non-diversified.

----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL           CUMULATIVE
                                                                                           TOTAL RETURNS          TOTAL RETURNS
                                                                        1 Year Ended    Inception (11/4/14)    Inception (11/4/14)
                                                                          10/31/17          to 10/31/17            to 10/31/17
FUND PERFORMANCE
NAV                                                                        1.22%               4.09%                 12.74%
Market Price                                                               1.08%               4.12%                 12.83%

INDEX PERFORMANCE
ICE BofAML 1-5 Year US Treasury & Agency Index(1)                          0.07%               1.02%                  3.07%
----------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

(1) Effective October 22, 2017, the index name changed from BofA Merrill Lynch 1-5 Year US Treasury & Agency Index to ICE BofAML 1-5 Year US Treasury & Agency Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                          % OF LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS(1)
-----------------------------------------------------------
U.S. Government Agency Mortgage-
   Backed Securities                           84.46%
Asset-Backed Securities                         6.74
Mortgage-Backed Securities                      6.07
Exchange-Traded Funds                           2.73
                                             --------
     Total                                    100.00%
                                             ========

-----------------------------------------------------------
                                         % OF TOTAL LONG
                                           FIXED-INCOME
CREDIT QUALITY(2)                       INVESTMENTS & CASH
-----------------------------------------------------------
Government and Agency                          86.84%
AAA                                             0.24
AA+                                             0.57
AA                                              0.00*
AA-                                             0.01
A+                                              0.12
A-                                              0.05
A                                               0.00*
BBB+                                            0.01
BBB-                                            0.02
Below Investment Grade                          2.39
Not Rated                                       9.76
Cash                                           (0.01)
                                             --------
     Total                                    100.00%
                                             ========

* Amount is less than 0.01%.


-----------------------------------------------------------
                                          % OF LONG-TERM
TOP TEN HOLDINGS                          INVESTMENTS(1)
-----------------------------------------------------------
Federal Home Loan Mortgage Corporation,
   Series 2015-343, Class F4, STRIPS,
   1 Mo. LIBOR + 0.35%                          4.20%
CSMC, Series 2017-HL2, Class A3                 2.74
Federal Home Loan Mortgage Corporation,
   Series 2013-317, Class PO, PO, STRIPS        1.73
Federal Home Loan Mortgage Corporation,
   Series 2013-309, Class PO, PO, STRIPS        1.54
iShares 7-10 Year Treasury Bond ETF             1.50
Federal National Mortgage Association,
   Pool AE0670                                  1.43
Federal National Mortgage Association,
   Series 2005-86, Class WZ                     1.29
iShares 20+ Year Treasury Bond ETF              1.23
VOLT LLC, Series 2015-NPL8, Class A1            1.19
Federal National Mortgage Association,
   Series 2011-30, Class MD                     1.12
                                             --------
     Total                                     17.97%
                                             ========

-----------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
-----------------------------------------------------------
October 31, 2017                            2.35 Years
High - November 30, 2016                    2.46 Years
Low - May 31, 2017                          1.30 Years

-----------------------------

(1) Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government and Agency". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    NOVEMBER 4, 2014 - OCTOBER 31, 2017

            First Trust Low Duration    ICE BofAML 1-5 Year US
               Opportunities ETF        Treasury & Agency Index
11/4/14             $10,000                     $10,000
4/30/15              10,236                      10,097
10/31/15             10,362                      10,144
4/30/16              10,725                      10,256
10/31/16             11,138                      10,301
4/30/17              11,186                      10,279
10/31/17             11,274                      10,307

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                          NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                    AT/ABOVE NAV                                   BELOW NAV
                      ----------------------------------------      ----------------------------------------
                      0.00%-     0.50%-     1.00%-                  0.00%-     0.50%-     1.00%-
FOR THE PERIOD        0.49%      0.99%      1.99%      >=2.00%      0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 10/31/15     144         40          0           1          62          3          0           0
11/1/15 - 10/31/16     178          7          0           0          66          1          0           0
11/1/16 - 10/31/17     236          0          0           0          16          0          0           0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF (the "Fund" or "LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, ten exchange-traded trusts consisting of 128 series and 16 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2017 began with a bond market under pressure in the aftermath of the U.S. Presidential elections, with yields across the curve moving meaningfully higher. The 2-year and 30-year Treasury's yield curve steepened significantly, led by the 30-year Treasury which sold off from 2.56% in the days leading up to the election, to a yield of 3.18% in mid-December 2016. As expected, the Federal Reserve (the "Fed") raised rates in December, beginning the path to normalization of monetary policy. As the calendar changed to 2017, bond yields began to rally particularly intermediate to longer-end maturities, which caused the yield curve to begin a flattening trend that would persist throughout 2017 as the Fed hiked overnight rates two more times through September. The Fed then announced plans to begin the tapering of its balance sheet, which consists of large holdings of U.S. Treasuries and U.S. Agency mortgage-backed securities ("MBS"). Agency MBS spreads widened during the year, led primarily by market anxiety related to the mechanism by which the Fed would unwind its $4.5 trillion balance sheet.

PERFORMANCE ANALYSIS

During the year ended October 31, 2017, the Fund returned 1.22% at net asset value ("NAV"). Since the Fund's November 4, 2014 inception, the Fund has returned 4.09% on an average annualized basis at NAV.

During the 2017 fiscal year, the ICE BofAML 1-5 Year U.S. Treasury & Agency Index (the "Index") returned 0.07%. Since the Fund's inception, the Index has returned 1.02% on an average annualized basis.

During the year ended October 31, 2017, the Fund outperformed the Index by 1.15% net of fees, and has outperformed by 3.07% since inception. Although the Fund maintained a defensive duration in the portfolio relative to the benchmark during the reporting periods, the portfolio was able to outperform by maintaining its yield curve flattening bias structure, allocating some MBS exposure into higher coupon, lower duration pools, increasing its cash balances, and continuing to reinvest in shorter, high yielding and high credit quality Non-Agency Residential Mortgage-Backed Securities ("RMBS"). In addition, the portfolio benefitted from a change in hedging strategy, as just prior to the presidential election, the Fund began migrating some of its interest rate hedges to MBS spread based hedges, which helped to minimize underperformance from Agency MBS spreads moving wider over the course of the year.

FUND AND MARKET OUTLOOK

Late in 2016 and into 2017, the Fed began monetary policy normalization in earnest with three 25 basis points ("bps") hikes from December 2016 through June 2017. Additionally, the Fed announced plans in September 2017 to formally begin reducing the size of its fixed income balance sheet. We expect that the Fed will continue to raise the overnight Fed Funds rate with a potential of four hikes during the 2017-2018 period. The labor markets have continued to tighten over the past year, and with that, we expect income and wage growth to pick up modestly. We believe measures of inflation will correspondingly pick up modestly, potentially putting pressure for yields to rise on the longer maturity segment of the bond market. As the Fed pushes on with interest rate normalization, we anticipate that the simultaneous tapering of the Fed's portfolio will have an impact on overall bond market valuations, causing measures of volatility to increase and fixed income spreads to come under pressure.

Given our views and outlook on the markets, we plan to continue to manage the Fund defensively versus the Index from a duration standpoint while maintaining our ongoing strategy of running higher cash balances and reinvesting in higher yielding, Non-Agency RMBS assets allocated to the short end. Given our market outlook, we will continue to deploy appropriate yield curve management strategies while also maintaining a bearish view on the Agency MBS fixed rate index.

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX MONTH         SIX MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                               $1,000.00          $1,007.80             0.65%             $3.29
Hypothetical (5% return before expenses)             $1,000.00          $1,021.93             0.65%             $3.31

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 73.8%
                  ASSET-BACKED SECURITIES -- 0.3%
                  Fannie Mae Grantor Trust
$        504,910     Series 2002-T7, Class A1, 1 Mo. LIBOR + 0.22% (a)............     1.46%        07/25/32     $       486,444
                  Federal Home Loan Mortgage Corporation
       1,504,517     Series 1999-21, Class A, 1 Mo. LIBOR + 0.36% (a).............     1.60%        10/25/29           1,493,083
         143,182     Series 2006-72, Class A1, 1 Mo. LIBOR + 0.21% (a)............     1.44%        03/25/36             141,960
                                                                                                                 ---------------
                                                                                                                       2,121,487
                                                                                                                 ---------------
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 38.5%
                  Federal Home Loan Mortgage Corporation
           1,326     Series 1989-74, Class F......................................     6.00%        10/15/20               1,363
              15     Series 1990-172, Class J.....................................     7.00%        07/15/21                  15
              44     Series 1990-186, Class E.....................................     6.00%        08/15/21                  45
             152     Series 1990-188, Class H.....................................     7.00%        09/15/21                 159
         101,302     Series 1992-133, Class B, IO, STRIPS.........................     8.50%        06/01/22              14,629
           3,649     Series 1992-205, Class A, 1 Mo. LIBOR + 0.45% (a)............     1.69%        05/15/23               3,664
         148,212     Series 1992-1206, Class IB, 1 Mo. LIBOR + 0.83% (a)..........     2.07%        03/15/22             150,192
          34,085     Series 1993-1498, Class I, 1 Mo. LIBOR + 1.15% (a)...........     2.39%        04/15/23              34,814
          27,153     Series 1993-1552, Class I, 10 Yr. U.S. Treasury Yield
                        Curve - 0.65% (a) (d).....................................     1.61%        08/15/23              27,084
           4,319     Series 1993-1577, Class PK...................................     6.50%        09/15/23               4,618
         245,731     Series 1993-1579, Class PM...................................     6.70%        09/15/23             268,897
         197,353     Series 1993-1630, Class PK...................................     6.00%        11/15/23             211,777
          20,539     Series 1993-1643, Class PK...................................     6.50%        12/15/23              22,004
           3,170     Series 1998-2089, Class PJ, IO...............................     7.00%        10/15/28                 377
          16,447     Series 1998-2102, Class Z....................................     6.00%        12/15/28              18,212
         822,000     Series 1999-201, Class PO, PO, STRIPS........................      (b)         01/01/29             739,365
           5,227     Series 2001-2365, Class LO, PO...............................      (b)         09/15/31               5,113
          79,913     Series 2002-48, Class 1A (c).................................     5.10%        07/25/33              87,121
         144,831     Series 2002-2405, Class BF...................................     7.00%        03/25/24             158,168
         150,747     Series 2002-2410, Class OG...................................     6.38%        02/15/32             184,702
         221,786     Series 2002-2427, Class GE...................................     6.00%        03/15/32             251,461
         459,453     Series 2002-2437, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.90% (d).....................     6.66%        01/15/29              81,218
             248     Series 2002-2519, Class AH...................................     5.00%        11/15/17                 248
          23,061     Series 2003-58, Class 2A.....................................     6.50%        09/25/43              26,562
         225,821     Series 2003-225, Class PO, PO, STRIPS........................      (b)         11/15/33             180,099
          70,910     Series 2003-2557, Class HL...................................     5.30%        01/15/33              77,377
         247,792     Series 2003-2564, Class AC...................................     5.50%        02/15/33             277,558
         587,236     Series 2003-2574, Class PE...................................     5.50%        02/15/33             651,608
         346,353     Series 2003-2577, Class LI, IO...............................     5.50%        02/15/33              69,593
       1,615,000     Series 2003-2581, Class LL...................................     5.25%        03/15/33           1,790,029
             216     Series 2003-2586, Class ND...................................     4.50%        03/15/18                 217
         964,723     Series 2003-2586, Class TG...................................     5.50%        03/15/23           1,022,767
         202,111     Series 2003-2597, Class AE...................................     5.50%        04/15/33             217,394
       1,563,000     Series 2003-2613, Class LL...................................     5.00%        05/15/33           1,731,268
         204,455     Series 2003-2626, Class ZW...................................     5.00%        06/15/33             228,837
         302,593     Series 2003-2626, Class ZX...................................     5.00%        06/15/33             344,438
          99,741     Series 2003-2649, Class KA...................................     4.50%        07/15/18             100,217
           1,009     Series 2003-2650, Class PO, PO...............................      (b)         12/15/32               1,006
           5,725     Series 2003-2650, Class SO, PO...............................      (b)         12/15/32               5,649
         162,000     Series 2003-2669, Class LL...................................     5.50%        08/15/33             180,015
         654,370     Series 2004-2771, Class NL...................................     6.00%        03/15/34             736,194
         158,089     Series 2004-2785, Class NC...................................     4.00%        04/15/19             159,828


                        See Notes to Financial Statements                 Page 7

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        679,246     Series 2004-2793, Class PE...................................     5.00%        05/15/34     $       739,268
       1,574,643     Series 2004-2801, Class SE, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.05% (d).....................     5.81%        07/15/32             343,909
          43,791     Series 2004-2863, Class PO, PO...............................      (b)         10/15/31              42,325
         292,826     Series 2004-2890, Class ZA...................................     5.00%        11/15/34             318,852
         462,032     Series 2004-2891, Class ZA...................................     6.50%        11/15/34             655,253
         576,457     Series 2004-2907, Class DZ...................................     4.00%        12/15/34             591,538
       3,057,331     Series 2005-233, Class 12, IO, STRIPS........................     5.00%        09/15/35             653,658
         856,230     Series 2005-234, Class IO, IO, STRIPS........................     4.50%        10/01/35             151,633
       1,369,030     Series 2005-2923, Class PO, PO...............................      (b)         01/15/35           1,226,633
         351,000     Series 2005-2973, Class GE...................................     5.50%        05/15/35             417,776
         242,951     Series 2005-2990, Class GO, PO...............................      (b)         02/15/35             221,691
         169,008     Series 2005-3001, Class OK, PO...............................      (b)         02/15/35             147,810
          79,818     Series 2005-3027, Class AP, PO...............................      (b)         05/15/29              71,571
         266,062     Series 2005-3031, Class BI, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.69% (d).....................     5.45%        08/15/35              54,559
         154,237     Series 2005-3044, Class MD...................................     5.50%        02/15/35             154,372
          17,307     Series 2005-3074, Class ZH...................................     5.50%        11/15/35              22,583
         188,255     Series 2005-3077, Class TO, PO...............................      (b)         04/15/35             173,348
         126,472     Series 2006-237, Class PO, PO, STRIPS........................      (b)         05/15/36             106,490
         729,062     Series 2006-238, Class 8, IO, STRIPS.........................     5.00%        04/15/36             130,973
         600,572     Series 2006-243, Class 11, IO, STRIPS (e)....................     7.25%        08/15/36             162,301
         272,218     Series 2006-3100, Class PO, PO...............................      (b)         01/15/36             242,183
         681,920     Series 2006-3114, Class GI, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.60% (d).....................     5.36%        02/15/36             151,469
         183,369     Series 2006-3117, Class EO, PO...............................      (b)         02/15/36             161,431
          25,062     Series 2006-3117, Class OK, PO...............................      (b)         02/15/36              21,999
          28,425     Series 2006-3117, Class ZU...................................     6.00%        02/15/36              32,152
          38,757     Series 2006-3122, Class OH, PO...............................      (b)         03/15/36              35,131
          38,122     Series 2006-3122, Class OP, PO...............................      (b)         03/15/36              35,512
           8,001     Series 2006-3122, Class ZW...................................     6.00%        03/15/36              10,343
         103,375     Series 2006-3134, Class PO, PO...............................      (b)         03/15/36              92,977
         193,559     Series 2006-3138, Class PO, PO...............................      (b)         04/15/36             175,316
          57,280     Series 2006-3150, Class DZ...................................     5.50%        05/15/36              63,238
          34,457     Series 2006-3150, Class PO, PO...............................      (b)         05/15/36              31,574
         436,967     Series 2006-3152, Class MO, PO...............................      (b)         03/15/36             384,542
       1,137,344     Series 2006-3153, Class EO, PO...............................      (b)         05/15/36             980,698
         137,322     Series 2006-3171, Class MO, PO...............................      (b)         06/15/36             127,037
          49,032     Series 2006-3178, Class BO, PO...............................      (b)         06/15/36              42,310
         106,267     Series 2006-3179, Class OA, PO...............................      (b)         07/15/36              94,930
         461,671     Series 2006-3200, Class PO, PO...............................      (b)         08/15/36             405,876
       3,260,155     Series 2006-3210, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.60% (d).....................     5.36%        09/15/36             517,411
          85,434     Series 2006-3211, Class SO, PO...............................      (b)         09/15/36              75,108
         150,666     Series 2006-3225, Class EO, PO...............................      (b)         10/15/36             133,577
       1,738,909     Series 2006-3240, Class GO, PO...............................      (b)         11/15/36           1,597,999
         340,184     Series 2006-3245, Class PO, PO...............................      (b)         11/15/36             319,219
         516,695     Series 2006-3256, Class PO, PO...............................      (b)         12/15/36             447,543
         497,612     Series 2007-3261, Class OA, PO...............................      (b)         01/15/37             434,918
       2,249,614     Series 2007-3262, Class KS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.41% (d).....................     5.17%        01/15/37             327,597


Page 8                  See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        162,432     Series 2007-3267, Class ZB...................................     6.00%        01/15/37     $       185,509
          83,878     Series 2007-3274, Class B....................................     6.00%        02/15/37              89,455
          59,720     Series 2007-3292, Class DO, PO...............................      (b)         03/15/37              55,374
         200,905     Series 2007-3296, Class OK, PO...............................      (b)         03/15/37             184,806
          29,204     Series 2007-3301, Class OY, PO...............................      (b)         04/15/37              27,145
         110,176     Series 2007-3314, Class OW, PO...............................      (b)         05/15/37              97,784
         575,868     Series 2007-3322, Class NF,
                        1 Mo. LIBOR (multiply) 2,566.67 - 16,683.33%,
                           0.00% Floor (a)........................................     0.00%        05/15/37             541,581
         438,460     Series 2007-3331, Class PO, PO...............................      (b)         06/15/37             397,795
          32,233     Series 2007-3340, Class PF, 1 Mo. LIBOR + 0.30% (a)..........     1.54%        07/15/37              32,089
          23,776     Series 2007-3349, Class DP...................................     6.00%        09/15/36              24,047
          90,025     Series 2007-3349, Class MY...................................     5.50%        07/15/37             100,085
         392,841     Series 2007-3360, Class CB...................................     5.50%        08/15/37             428,894
          54,716     Series 2007-3373, Class TO, PO...............................      (b)         04/15/37              50,393
         622,848     Series 2007-3376, Class OX, PO...............................      (b)         10/15/37             574,225
         225,082     Series 2007-3380, Class FS, 1 Mo. LIBOR + 0.35% (a)..........     1.59%        11/15/36             222,172
          52,645     Series 2007-3383, Class OP, PO...............................      (b)         11/15/37              48,848
       1,215,132     Series 2007-3391, Class PO...................................      (b)         04/15/37           1,123,796
       1,094,904     Series 2007-3393, Class JO, PO...............................      (b)         09/15/32             985,499
         207,438     Series 2007-3403, Class OB, PO...............................      (b)         12/15/37             189,336
       1,025,716     Series 2008-3406, Class B....................................     6.00%        01/15/38           1,080,269
         135,103     Series 2008-3413, Class B....................................     5.50%        04/15/37             145,430
         729,161     Series 2008-3419, Class LO, PO...............................      (b)         07/15/37             654,072
         449,849     Series 2008-3420, Class AZ...................................     5.50%        02/15/38             501,800
         394,747     Series 2008-3448, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.05% (d).....................     4.81%        05/15/38              36,663
         288,240     Series 2008-3469, Class DO, PO...............................      (b)         07/15/38             258,226
         638,461     Series 2008-3469, Class EO, PO...............................      (b)         07/15/38             571,936
          64,609     Series 2009-3523, Class SD,
                        1 Mo. LIBOR (multiply) -2.75 + 19.66% (d).................    16.26%        06/15/36              87,489
         987,292     Series 2009-3542, Class ZP...................................     5.00%        06/15/39           1,128,518
         161,000     Series 2009-3550, Class LL...................................     4.50%        07/15/39             179,853
         450,910     Series 2009-3563, Class ZP...................................     5.00%        08/15/39             529,001
          28,648     Series 2009-3571, Class OC, PO...............................      (b)         05/15/37              25,093
         542,830     Series 2009-3571, Class SB, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.10% (d).....................     4.86%        09/15/34              36,969
       6,300,422     Series 2009-3572, Class JS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.80% (d).....................     5.56%        09/15/39             817,736
          19,375     Series 2009-3585, Class QZ...................................     5.00%        08/15/39              23,818
       1,446,484     Series 2009-3591, Class PO, PO...............................      (b)         10/15/39           1,337,539
       2,417,694     Series 2009-3593, Class F, 1 Mo. LIBOR + 0.50% (a)...........     1.74%        03/15/36           2,424,235
         246,168     Series 2009-3607, Class BO, PO...............................      (b)         04/15/36             218,331
         822,183     Series 2009-3607, Class OP, PO...............................      (b)         07/15/37             716,510
         218,279     Series 2009-3611, Class PO, PO...............................      (b)         07/15/34             190,941
         184,084     Series 2010-3621, Class BO, PO...............................      (b)         01/15/40             163,799
         208,420     Series 2010-3621, Class PO, PO...............................      (b)         01/15/40             182,884
         400,000     Series 2010-3622, Class PB...................................     5.00%        01/15/40             454,659
         313,157     Series 2010-3623, Class LO, PO...............................      (b)         01/15/40             281,639
       1,000,000     Series 2010-3632, Class BS,
                        1 Mo. LIBOR (multiply) -3.33 + 17.50% (d).................    13.39%        02/15/40           1,295,415
       1,638,848     Series 2010-3632, Class PA...................................     4.50%        05/15/37           1,655,695


                        See Notes to Financial Statements                 Page 9

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        104,626     Series 2010-3637, Class LJ...................................     3.50%        02/15/25     $       105,882
         107,000     Series 2010-3645, Class WD...................................     4.50%        02/15/40             116,327
         163,665     Series 2010-3664, Class BA...................................     4.00%        03/15/38             165,501
         661,000     Series 2010-3667, Class PL...................................     5.00%        05/15/40             725,415
         268,516     Series 2010-3687, Class HB...................................     2.50%        07/15/38             270,099
       1,700,263     Series 2010-3688, Class HI, IO...............................     5.00%        11/15/21              84,807
          39,203     Series 2010-3699, Class FD, 1 Mo. LIBOR + 0.60% (a)..........     1.84%        07/15/40              39,605
          51,446     Series 2010-3699, Class QI, IO...............................     5.50%        02/15/39               1,354
         400,000     Series 2010-3714, Class PB...................................     4.75%        08/15/40             454,092
          10,104     Series 2010-3716, Class PC...................................     2.50%        04/15/38              10,181
       2,798,584     Series 2010-3722, Class AI, IO...............................     3.50%        09/15/20              88,672
       3,603,730     Series 2010-3726, Class ND...................................     3.50%        06/15/39           3,644,358
         249,923     Series 2010-3735, Class JI, IO...............................     4.50%        10/15/30              36,774
         207,286     Series 2010-3739, Class MB...................................     4.00%        06/15/37             213,411
         432,980     Series 2010-3740, Class SC, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.00% (d).....................     4.76%        10/15/40              55,636
         525,093     Series 2010-3741, Class PA...................................     2.15%        02/15/35             525,523
         311,538     Series 2010-3751, Class MC...................................     4.00%        07/15/37             311,579
          23,151     Series 2010-3752, Class KF, 1 Mo. LIBOR + 0.50% (a)..........     1.74%        12/15/37              23,230
       2,956,760     Series 2010-3755, Class AI, IO...............................     3.50%        11/15/20             109,723
       2,171,514     Series 2010-3764, Class QA...................................     4.00%        10/15/29           2,227,972
          67,962     Series 2010-3770, Class GZ...................................     4.50%        10/15/40              79,328
         218,299     Series 2010-3773, Class PH...................................     2.50%        06/15/25             219,209
         247,342     Series 2010-3775, Class LD...................................     3.00%        12/15/20             250,778
       1,030,249     Series 2010-3775, Class LI, IO...............................     3.50%        12/15/20              39,057
         312,000     Series 2010-3780, Class AV...................................     4.00%        04/15/31             331,602
         113,774     Series 2011-3785, Class LS,
                        1 Mo. LIBOR (multiply) -2 + 9.90% (d).....................     7.42%        01/15/41             132,307
         634,584     Series 2011-3793, Class HA...................................     3.50%        02/15/25             641,087
          27,056     Series 2011-3795, Class ED...................................     3.00%        10/15/39              27,494
         600,000     Series 2011-3796, Class PB...................................     5.00%        01/15/41             693,096
         203,663     Series 2011-3804, Class DA...................................     3.50%        04/15/28             204,906
       1,541,600     Series 2011-3808, Class BQ...................................     5.50%        08/15/25           1,569,546
           9,607     Series 2011-3812, Class BE...................................     2.75%        09/15/18               9,626
         515,868     Series 2011-3816, Class D....................................     3.50%        08/15/28             520,247
         425,180     Series 2011-3819, Class ZQ...................................     6.00%        04/15/36             476,201
           8,603     Series 2011-3820, Class DA...................................     4.00%        11/15/35               8,778
         854,282     Series 2011-3820, Class GZ...................................     5.00%        03/15/41             998,235
         300,000     Series 2011-3820, Class NC...................................     4.50%        03/15/41             331,523
          77,934     Series 2011-3824, Class FA, 1 Mo. LIBOR + 0.15% (a)..........     1.39%        03/15/26              77,894
       1,202,817     Series 2011-3827, Class BM...................................     5.50%        08/15/39           1,267,518
         150,816     Series 2011-3828, Class SY,
                        1 Mo. LIBOR (multiply) -3 + 13.20% (d)....................     9.48%        02/15/41             192,625
         691,548     Series 2011-3841, Class JZ...................................     5.00%        04/15/41             777,167
          54,597     Series 2011-3842, Class BS,
                        1 Mo. LIBOR (multiply) -5 + 22.75% (d)....................    16.58%        04/15/41              91,252
         300,000     Series 2011-3844, Class PC...................................     5.00%        04/15/41             341,817
       1,198,301     Series 2011-3860, Class PZ...................................     5.00%        05/15/41           1,395,829
         270,580     Series 2011-3862, Class TO, PO...............................      (b)         05/15/41             240,225
          32,825     Series 2011-3864, Class FW, 1 Mo. LIBOR + 0.40% (a)..........     1.64%        02/15/41              32,939
         133,893     Series 2011-3870, Class PE...................................     2.50%        07/15/40             134,001


Page 10                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        244,990     Series 2011-3876, Class CB...................................     2.75%        06/15/26     $       245,491
       1,272,269     Series 2011-3884, Class DL...................................     3.00%        02/15/25           1,288,805
         525,000     Series 2011-3890, Class ME...................................     5.00%        07/15/41             603,834
         265,000     Series 2011-3895, Class PW...................................     4.50%        07/15/41             297,856
         231,469     Series 2011-3901, Class CD...................................     2.00%        10/15/18             231,271
         127,592     Series 2011-3902, Class MA...................................     4.50%        07/15/39             130,083
       1,500,558     Series 2011-3925, Class ZD...................................     4.50%        09/15/41           1,709,842
       3,038,464     Series 2011-3926, Class SH, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.55% (d).....................     5.31%        05/15/40             305,025
       1,979,390     Series 2011-3935, Class LI, IO...............................     3.00%        10/15/21              73,538
         150,886     Series 2011-3954, Class JE...................................     5.00%        08/15/29             155,896
       5,655,423     Series 2011-3956, Class KI, IO...............................     3.00%        11/15/21             230,107
         861,716     Series 2011-3960, Class BU...................................     3.50%        02/15/30             885,000
       2,083,916     Series 2011-3968, Class AI, IO...............................     3.00%        12/15/21              85,433
       1,354,829     Series 2012-267, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (multiply) -1 + 6.00% (d).....................     4.76%        08/15/42             256,638
         171,316     Series 2012-278, Class F1, STRIPS,
                        1 Mo. LIBOR + 0.45% (a)...................................     1.69%        09/15/42             171,797
       4,680,576     Series 2012-3994, Class AI, IO...............................     3.00%        02/15/22             190,864
       1,395,641     Series 2012-3999, Class WA (e)...............................     5.47%        08/15/40           1,535,542
       1,678,000     Series 2012-4000, Class PY...................................     4.50%        02/15/42           1,898,895
          59,000     Series 2012-4012, Class GC...................................     3.50%        06/15/40              60,433
          39,704     Series 2012-4015, Class KB...................................     1.75%        05/15/41              35,750
       1,646,424     Series 2012-4021, Class IP, IO...............................     3.00%        03/15/27             131,215
         919,359     Series 2012-4026, Class GZ...................................     4.50%        04/15/42           1,052,778
       2,930,183     Series 2012-4030, Class IL, IO...............................     3.50%        04/15/27             294,599
         241,132     Series 2012-4038, Class CS,
                        1 Mo. LIBOR (multiply) -3 + 12.00% (d)....................     8.29%        04/15/42             265,896
       5,682,361     Series 2012-4054, Class AI, IO...............................     3.00%        04/15/27             478,446
          19,853     Series 2012-4076, Class QB...................................     1.75%        11/15/41              19,352
       5,101,945     Series 2012-4077, Class TS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.00% (d).....................     4.76%        05/15/41             714,320
         536,530     Series 2012-4090, Class YZ...................................     4.50%        08/15/42             606,860
          92,038     Series 2012-4097, Class ES, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.10% (d).....................     4.86%        08/15/42              16,744
         747,000     Series 2012-4098, Class PE...................................     4.00%        08/15/42             790,549
         975,151     Series 2012-4103, Class HI, IO...............................     3.00%        09/15/27              87,774
          98,776     Series 2012-4116, Class AS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.15% (d).....................     4.91%        10/15/42              19,930
       4,619,539     Series 2012-4132, Class AI, IO...............................     4.00%        10/15/42             997,367
       1,199,723     Series 2012-4136, Class TU, IO,
                        1 Mo. LIBOR (multiply) -22.50 + 139.50% ,
                           4.50% Cap (d)..........................................     4.50%        08/15/42             229,541
       1,195,584     Series 2012-4145, Class YI, IO...............................     3.00%        12/15/27             117,004
       1,033,811     Series 2013-299, Class S1, IO, STRIPS,
                        1 Mo. LIBOR (multiply) -1 + 6.00% (d).....................     4.76%        01/15/43             194,748
       1,317,191     Series 2013-304, Class C37, IO, STRIPS.......................     3.50%        12/15/27             112,520
       6,602,912     Series 2013-304, Class C40, IO, STRIPS.......................     3.50%        09/15/26             502,110
      14,035,876     Series 2013-309, Class PO, PO, STRIPS........................      (b)         08/15/43          11,390,361
      15,783,101     Series 2013-317, Class PO, PO, STRIPS........................      (b)         11/15/43          12,841,294
         655,000     Series 2013-4176, Class HE...................................     4.00%        03/15/43             692,977
         702,650     Series 2013-4177, Class GL...................................     3.00%        03/15/33             697,512


                        See Notes to Financial Statements                Page 11

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        826,035     Series 2013-4193, Class PB...................................     4.00%        04/15/43     $       884,223
      29,366,665     Series 2013-4194, Class GI, IO...............................     4.00%        04/15/43           5,184,475
         500,000     Series 2013-4211, Class PB...................................     3.00%        05/15/43             477,673
       1,545,596     Series 2013-4213, Class MZ...................................     4.00%        06/15/43           1,632,326
         248,532     Series 2013-4235, Class AB...................................     2.00%        01/15/34             248,410
         753,547     Series 2013-4239, Class IO, IO...............................     3.50%        06/15/27              77,578
       1,450,000     Series 2013-4247, Class AY...................................     4.50%        09/15/43           1,631,223
         114,436     Series 2013-4261, Class GS,
                        1 Mo. LIBOR (multiply) -2.75 + 10.98% (d).................     7.58%        01/15/41             117,460
       4,356,859     Series 2013-4265, Class IB, IO...............................     4.50%        12/15/24             301,775
         305,221     Series 2013-4270, Class AP...................................     2.50%        04/15/40             306,636
         711,411     Series 2014-326, Class S2, IO, STRIPS,
                        1 Mo. LIBOR (multiply) -1 + 5.95% (d).....................     4.71%        03/15/44             140,477
         240,798     Series 2014-4316, Class XZ...................................     4.50%        03/15/44             271,515
       5,199,612     Series 2014-4318, Class CI, IO...............................     4.00%        03/15/22             225,455
       1,088,424     Series 2014-4337, Class TV...................................     4.00%        10/15/45           1,103,625
         348,425     Series 2014-4352, Class ZX...................................     4.00%        04/15/44             372,418
      11,510,003     Series 2014-4387, Class IE, IO...............................     2.50%        11/15/28             915,406
      31,157,025     Series 2015-343, Class F4, STRIPS,
                        1 Mo. LIBOR + 0.35% (a)...................................     1.58%        10/15/37          31,055,624
       5,018,403     Series 2015-4487, Class CB...................................     3.50%        06/15/45           5,153,928
       1,595,337     Series 2015-4512, Class W (c)................................     5.40%        05/15/38           1,733,514
         285,464     Series 2015-4520, Class AI, IO...............................     3.50%        10/15/35              49,293
         514,713     Series 2015-4522, Class JZ...................................     2.00%        01/15/45             487,739
         228,856     Series 2016-4546, Class PZ...................................     4.00%        12/15/45             238,084
         387,396     Series 2016-4546, Class ZT...................................     4.00%        01/15/46             399,197
         118,914     Series 2016-4568, Class MZ...................................     4.00%        04/15/46             120,315
       4,221,469     Series 2016-4591, Class GI, IO...............................     4.00%        12/15/44             818,178
         771,702     Series 2016-4600, Class WT...................................     3.50%        07/15/36             789,254
         231,866     Series 2016-4605, Class KS,
                        1 Mo. LIBOR (multiply) -1.57 + 4.71% (d)..................     2.77%        08/15/43             218,738
       2,416,377     Series 2016-4609, Class YI, IO...............................     4.00%        04/15/54             300,033
         787,048     Series 2016-4613, Class AF, 1 Mo. LIBOR + 1.10% (a)..........     2.34%        11/15/37             798,514
       1,433,751     Series 2016-4615, Class GT,
                        1 Mo. LIBOR (multiply) -4 + 16.00%, 4.00% Cap (d).........     4.00%        10/15/42           1,325,758
      49,545,399     Series 2016-4619, Class IB, IO...............................     4.00%        12/15/47           6,439,950
       1,173,000     Series 2017-4650, Class JH...................................     3.00%        01/15/47           1,074,191
         600,000     Series 2017-4681, Class JY...................................     2.50%        05/15/47             539,758
                  Federal National Mortgage Association
          31,715     Series 1989-81, Class G......................................     9.00%        11/25/19              32,633
             187     Series 1990-11, Class G......................................     6.50%        02/25/20                 192
           8,395     Series 1990-13, Class E......................................     9.00%        02/25/20               8,883
          56,802     Series 1990-79, Class J......................................     9.00%        07/25/20              59,695
          33,890     Series 1990-98, Class J......................................     9.00%        08/25/20              35,581
           1,033     Series 1990-108, Class G.....................................     7.00%        09/25/20               1,080
           1,437     Series 1990-109, Class J.....................................     7.00%        09/25/20               1,500
          19,279     Series 1990-112, Class G.....................................     8.50%        09/25/20              20,067
          57,450     Series 1991-30, Class PN.....................................     9.00%        10/25/21              59,970
             413     Series 1991-130, Class D, PO.................................      (b)         09/25/21                 408
         393,940     Series 1992-38, Class GZ.....................................     7.50%        07/25/22             428,721
             107     Series 1992-44, Class ZQ.....................................     8.00%        07/25/22                 107


Page 12                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         11,806     Series 1992-185, Class ZB....................................     7.00%        10/25/22     $        12,635
           2,244     Series 1993-3, Class K.......................................     7.00%        02/25/23               2,401
          27,468     Series 1993-39, Class Z......................................     7.50%        04/25/23              29,978
           3,031     Series 1993-46, Class FH, 7 Yr. U.S. Treasury Yield
                        Curve - 0.20% (a).........................................     1.89%        04/25/23               2,992
         284,748     Series 1993-169, Class L.....................................     6.50%        09/25/23             307,907
          95,007     Series 1993-171, Class SB, 10 Yr. U.S. Treasury Yield
                        Curve (multiply) -2.17 + 21.99% (d).......................    17.10%        09/25/23             122,843
          86,688     Series 1993-214, Class 2, IO, STRIPS.........................     7.50%        03/25/23              11,592
         686,290     Series 1993-222, Class 2, IO, STRIPS.........................     7.00%        06/25/23              90,764
          40,994     Series 1993-230, Class FA, 1 Mo. LIBOR + 0.60% (a)...........     1.84%        12/25/23              41,109
             490     Series 1994-24, Class H, PO..................................      (b)         11/25/23                 467
          90,905     Series 1996-51, Class AY, IO.................................     7.00%        12/18/26              18,257
         116,735     Series 1997-10, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.90% (d).....................     7.66%        03/18/27              21,590
          49,078     Series 1998-37, Class VZ.....................................     6.00%        06/17/28              52,647
       1,207,420     Series 2000-45, Class SD, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.95% (d).....................     6.71%        12/18/30             181,280
           9,976     Series 2001-8, Class SE, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.60%  (d)....................     7.36%        02/17/31                 590
         326,847     Series 2001-34, Class SR, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.10% (d).....................     6.86%        08/18/31              37,357
           4,904     Series 2001-42, Class SB,
                        1 Mo. LIBOR (multiply) -16.00 + 128.00%, 8.50% Cap (d)....     8.50%        09/25/31               5,919
          44,251     Series 2001-46, Class F, 1 Mo. LIBOR + 0.40% (a).............     1.64%        09/18/31              44,443
         198,528     Series 2001-314, Class 1, PO, STRIPS.........................      (b)         07/25/31             180,074
           4,802     Series 2002-22, Class G......................................     6.50%        04/25/32               5,442
         183,427     Series 2002-30, Class Z......................................     6.00%        05/25/32             207,393
          49,039     Series 2002-80, Class CZ.....................................     4.50%        09/25/32              55,036
         188,121     Series 2002-320, Class 2, IO, STRIPS.........................     7.00%        04/25/32              47,176
         194,243     Series 2002-323, Class 6, IO, STRIPS.........................     6.00%        01/25/32              36,588
         520,301     Series 2002-324, Class 2, IO, STRIPS.........................     6.50%        07/25/32             119,689
         217,576     Series 2002-329, Class 1, PO, STRIPS.........................      (b)         01/25/33             197,873
          69,955     Series 2003-14, Class AT.....................................     4.00%        03/25/33              72,053
          64,812     Series 2003-21, Class OA.....................................     4.00%        03/25/33              67,377
         167,896     Series 2003-32, Class UI, IO.................................     6.00%        05/25/33              42,490
         435,538     Series 2003-45, Class JB.....................................     5.50%        06/25/33             483,172
         114,200     Series 2003-46, Class BG.....................................     5.00%        06/25/18             114,594
          99,463     Series 2003-52, Class NA.....................................     4.00%        06/25/23             102,506
          72,347     Series 2003-63, Class F1, 1 Mo. LIBOR + 0.30% (a)............     1.54%        11/25/27              72,745
       2,517,357     Series 2003-63, Class IP, IO.................................     6.00%        07/25/33             588,364
         355,000     Series 2003-71, Class NH.....................................     4.29%        08/25/33             387,119
       2,418,345     Series 2003-75, Class GI, IO.................................     5.00%        08/25/23             199,319
         165,031     Series 2003-109, Class YB....................................     6.00%        11/25/33             193,348
          26,703     Series 2003-119, Class ME....................................     4.50%        04/25/33              26,890
         672,322     Series 2003-343, Class 2, IO, STRIPS.........................     4.50%        10/25/33             114,140
         104,080     Series 2003-348, Class 17, IO, STRIPS........................     7.50%        12/25/33              24,767
         144,730     Series 2003-348, Class 18, IO, STRIPS (e)....................     7.50%        12/25/33              34,768
         340,175     Series 2003-W1, Class 1A1 (c)................................     5.49%        12/25/42             366,675
         131,353     Series 2003-W3, Class 2A5....................................     5.36%        06/25/42             145,203
         187,525     Series 2003-W6, Class 1A41...................................     5.40%        10/25/42             205,909


                        See Notes to Financial Statements                Page 13

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         31,683     Series 2003-W10, Class 1A4...................................     4.51%        06/25/43     $        33,146
         118,128     Series 2003-W12, Class 1A8...................................     4.55%        06/25/43             126,277
         205,442     Series 2004-10, Class ZB.....................................     6.00%        02/25/34             241,271
         362,520     Series 2004-25, Class LC.....................................     5.50%        04/25/34             406,659
         309,392     Series 2004-25, Class UC.....................................     5.50%        04/25/34             347,062
          33,562     Series 2004-28, Class ZH.....................................     5.50%        05/25/34              43,947
          54,507     Series 2004-36, Class TA.....................................     5.50%        08/25/33              56,140
          36,294     Series 2004-59, Class BG, PO.................................      (b)         12/25/32              32,497
         244,039     Series 2004-60, Class AC.....................................     5.50%        04/25/34             280,715
             993     Series 2004-60, Class JB.....................................     5.50%        04/25/34                 998
           9,333     Series 2004-90, Class LH.....................................     5.00%        04/25/34               9,431
       1,195,931     Series 2004-W4, Class A7.....................................     5.50%        06/25/34           1,300,481
          20,908     Series 2004-W9, Class 1A3....................................     6.05%        02/25/44              23,416
       1,650,000     Series 2004-W10, Class A6....................................     5.75%        08/25/34           1,844,760
       4,350,007     Series 2005-2, Class S, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.60% (d).....................     5.36%        02/25/35             769,064
         842,441     Series 2005-2, Class TB, IO,
                        1 Mo. LIBOR (multiply) -1 + 5.90%, 0.40% Cap (d)..........     0.40%        07/25/33              12,731
          46,840     Series 2005-29, Class ZT.....................................     5.00%        04/25/35              56,553
         193,329     Series 2005-40, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.70% (d).....................     5.46%        05/25/35              28,377
          71,464     Series 2005-43, Class PB.....................................     5.00%        02/25/34              72,746
          99,047     Series 2005-45, Class SR, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.72% (d).....................     5.48%        06/25/35              16,775
          36,235     Series 2005-48, Class AR.....................................     5.50%        02/25/35              37,316
           8,533     Series 2005-48, Class MD.....................................     5.00%        04/25/34               8,538
         223,648     Series 2005-52, Class TZ.....................................     6.50%        06/25/35             319,499
         167,788     Series 2005-52, Class WZ.....................................     6.50%        06/25/35             174,998
         828,043     Series 2005-57, Class KZ.....................................     6.00%        07/25/35           1,063,359
          18,550     Series 2005-67, Class SC,
                        1 Mo. LIBOR (multiply) -2.15 + 14.41% (d).................    11.74%        08/25/35              22,761
          31,393     Series 2005-68, Class BC.....................................     5.25%        06/25/35              32,310
          10,559     Series 2005-70, Class KJ.....................................     5.50%        09/25/34              10,673
         103,514     Series 2005-79, Class NS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.09% (d).....................     4.85%        09/25/35              15,197
       8,613,569     Series 2005-86, Class WZ.....................................     5.50%        10/25/35           9,569,941
          25,462     Series 2005-87, Class SC,
                        1 Mo. LIBOR (multiply) -1.67 + 13.83% (d).................    11.77%        10/25/35              34,666
          65,166     Series 2005-90, Class ES,
                        1 Mo. LIBOR (multiply) -2.50 + 16.88% (d).................    13.78%        10/25/35              81,148
          43,066     Series 2005-95, Class WZ.....................................     6.00%        11/25/35              60,850
         106,055     Series 2005-102, Class DS,
                        1 Mo. LIBOR (multiply) -2.75 + 19.80% (d).................    16.40%        11/25/35             148,401
         402,000     Series 2005-104, Class UE....................................     5.50%        12/25/35             458,886
         316,624     Series 2005-359, Class 6, IO, STRIPS.........................     5.00%        11/25/35              64,393
         257,077     Series 2005-362, Class 13, IO, STRIPS........................     6.00%        08/25/35              58,492
          35,703     Series 2005-W1, Class 1A2....................................     6.50%        10/25/44              40,986
          91,136     Series 2006-5, Class 2A2, 1 Mo. LIBOR + 0.14% (a)............     1.38%        02/25/35              97,479
      73,254,545     Series 2006-5, Class N2, IO (c)..............................     1.73%        02/25/35             140,348
         353,772     Series 2006-8, Class HK, PO..................................      (b)         03/25/36             300,266
         144,630     Series 2006-8, Class WQ, PO..................................      (b)         03/25/36             121,838


Page 14                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        129,404     Series 2006-15, Class IS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.58% (d).....................     5.34%        03/25/36     $        25,148
         139,593     Series 2006-22, Class AO, PO.................................      (b)         04/25/36             125,409
         141,541     Series 2006-27, Class OH, PO.................................      (b)         04/25/36             128,426
          19,903     Series 2006-31, Class PZ.....................................     6.00%        05/25/36              28,348
          62,105     Series 2006-42, Class CF, 1 Mo. LIBOR + 0.45% (a)............     1.69%        06/25/36              62,456
       3,579,788     Series 2006-42, Class EI, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.55% (d).....................     5.31%        06/25/36             580,318
         231,422     Series 2006-44, Class GO, PO.................................      (b)         06/25/36             209,568
          79,547     Series 2006-44, Class P, PO..................................      (b)         12/25/33              69,440
          75,607     Series 2006-50, Class PS, PO.................................      (b)         06/25/36              68,676
          80,055     Series 2006-58, Class PO, PO.................................      (b)         07/25/36              70,778
           7,175     Series 2006-59, Class QO, PO.................................      (b)         01/25/33               7,117
         952,322     Series 2006-59, Class SL, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.57% (d).....................     5.33%        07/25/36             160,434
          53,047     Series 2006-60, Class CO, PO.................................      (b)         06/25/35              52,411
          99,772     Series 2006-60, Class DO, PO.................................      (b)         04/25/35              97,382
         128,095     Series 2006-65, Class QO, PO.................................      (b)         07/25/36             113,430
         820,347     Series 2006-69, Class GO, PO.................................      (b)         08/25/36             699,179
         172,102     Series 2006-79, Class DO, PO.................................      (b)         08/25/36             155,633
       1,037,737     Series 2006-80, Class PH.....................................     6.00%        08/25/36           1,142,456
          71,202     Series 2006-81, Class EO, PO.................................      (b)         09/25/36              65,404
         433,791     Series 2006-84, Class PK.....................................     5.50%        02/25/36             445,858
         255,409     Series 2006-85, Class MZ.....................................     6.50%        09/25/36             283,585
         139,794     Series 2006-91, Class PO, PO.................................      (b)         09/25/36             122,075
          66,000     Series 2006-110, Class PO, PO................................      (b)         11/25/36              58,216
         231,448     Series 2006-117, Class GF, 1 Mo. LIBOR + 0.35% (a)...........     1.59%        12/25/36             230,771
          59,858     Series 2006-124, Class UO, PO................................      (b)         01/25/37              50,549
           1,504     Series 2006-126, Class DZ....................................     5.50%        01/25/37               1,580
          84,416     Series 2006-128, Class PO, PO................................      (b)         01/25/37              74,653
          34,723     Series 2006-377, Class 1, PO, STRIPS.........................      (b)         10/25/36              29,610
         517,455     Series 2006-378, Class 31, IO, STRIPS........................     4.50%        06/25/21              19,629
         313,274     Series 2007-7, Class KA......................................     5.75%        08/25/36             367,063
         200,419     Series 2007-14, Class OP, PO.................................      (b)         03/25/37             182,071
          60,229     Series 2007-25, Class FB, 1 Mo. LIBOR + 0.33% (a)............     1.57%        04/25/37              60,034
       2,400,901     Series 2007-28, Class ZA.....................................     6.00%        04/25/37           2,617,986
          66,060     Series 2007-32, Class KT.....................................     5.50%        04/25/37              73,489
         201,360     Series 2007-42, Class CO, PO.................................      (b)         05/25/37             165,472
         438,788     Series 2007-44, Class AO, PO.................................      (b)         05/25/37             399,412
         510,767     Series 2007-44, Class LO, PO.................................      (b)         05/25/37             465,157
         598,932     Series 2007-44, Class OB, PO.................................      (b)         05/25/37             546,802
         103,808     Series 2007-48, Class PO, PO.................................      (b)         05/25/37              93,897
         682,732     Series 2007-57, Class ZG.....................................     4.75%        06/25/37             775,923
         443,897     Series 2007-60, Class ZS.....................................     4.75%        07/25/37             512,359
          51,290     Series 2007-67, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.75% (d).....................     5.51%        04/25/37               2,279
         630,164     Series 2007-116, Class PB....................................     5.50%        08/25/35             701,545
         514,594     Series 2007-117, Class MD....................................     5.50%        07/25/37             540,212
         112,169     Series 2008-3, Class FZ, 1 Mo. LIBOR + 0.55% (a).............     1.79%        02/25/38             116,384
          16,266     Series 2008-8, Class ZA......................................     5.00%        02/25/38              18,378
          75,892     Series 2008-16, Class AB.....................................     5.50%        12/25/37              79,259


                        See Notes to Financial Statements                Page 15

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         36,705     Series 2008-17, Class IP, IO.................................     6.50%        02/25/38     $         5,899
           3,589     Series 2008-51, Class B......................................     4.50%        06/25/23               3,613
          12,147     Series 2008-64, Class EO, PO.................................      (b)         08/25/38              11,036
         354,312     Series 2008-65, Class PE.....................................     5.75%        08/25/38             394,178
          83,062     Series 2009-10, Class AB.....................................     5.00%        03/25/24              86,232
         141,280     Series 2009-14, Class BS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.25% (d).....................     5.01%        03/25/24               9,344
         321,942     Series 2009-47, Class PE.....................................     4.00%        07/25/39             331,878
       1,631,071     Series 2009-50, Class GX.....................................     5.00%        07/25/39           1,881,487
         682,520     Series 2009-64, Class ZD.....................................     8.00%        08/25/39             901,668
         157,463     Series 2009-69, Class PO, PO.................................      (b)         09/25/39             143,953
         108,843     Series 2009-70, Class CO, PO.................................      (b)         01/25/37              94,454
          46,990     Series 2009-76, Class MA.....................................     4.00%        09/25/24              47,532
           7,796     Series 2009-81, Class GC.....................................     3.50%        12/25/19               7,837
       1,236,469     Series 2009-86, Class OT, PO.................................      (b)         10/25/37           1,128,362
         537,293     Series 2009-91, Class HL.....................................     5.00%        11/25/39             566,220
          47,000     Series 2009-92, Class DB.....................................     5.00%        11/25/39              53,818
         611,929     Series 2009-103, Class PZ....................................     6.00%        12/25/39             818,493
         130,652     Series 2009-106, Class SN, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.25% (d).....................     5.01%        01/25/40              20,197
         222,402     Series 2009-109, Class PZ....................................     4.50%        01/25/40             250,438
       1,294,929     Series 2009-113, Class A.....................................     3.50%        12/25/23           1,304,001
         179,753     Series 2009-115, Class HZ....................................     5.00%        01/25/40             189,098
       2,716,558     Series 2009-397, Class 2, IO, STRIPS.........................     5.00%        09/25/39             568,102
       1,271,757     Series 2009-398, Class C13, IO, STRIPS.......................     4.00%        06/25/24              90,065
         200,000     Series 2010-2, Class LC......................................     5.00%        02/25/40             225,498
         145,886     Series 2010-3, Class DZ......................................     4.50%        02/25/40             164,692
         110,044     Series 2010-19, Class MI, IO.................................     5.00%        03/25/39               1,289
         447,132     Series 2010-21, Class KO, PO.................................      (b)         03/25/40             409,414
         500,000     Series 2010-35, Class EP.....................................     5.50%        04/25/40             572,615
         198,627     Series 2010-35, Class SJ,
                        1 Mo. IBOR (multiply) -3.33 + 17.67% (d)..................    13.54%        04/25/40            268,584
         400,000     Series 2010-38, Class KC.....................................     4.50%        04/25/40             436,617
         439,996     Series 2010-45, Class GD.....................................     5.00%        04/25/33             451,060
         224,000     Series 2010-45, Class WB.....................................     5.00%        05/25/40             250,340
          53,869     Series 2010-49, Class SC,
                        1 Mo. LIBOR (multiply) -2 + 12.66% (d)....................    10.18%        03/25/40              64,068
         807,240     Series 2010-68, Class BI, IO.................................     5.50%        07/25/50             169,745
         135,257     Series 2010-75, Class MT (c).................................     4.41%        12/25/39             137,985
         323,730     Series 2010-106, Class BI, IO................................     3.50%        09/25/20              12,274
       1,930,569     Series 2010-110, Class KI, IO................................     5.50%        10/25/25             200,714
         535,863     Series 2010-115, Class PO, PO................................      (b)         04/25/40             474,528
         215,864     Series 2010-117, Class EO, PO................................      (b)         10/25/40             183,371
           2,812     Series 2010-123, Class HA....................................     2.50%        03/25/24               2,812
         631,909     Series 2010-129, Class SM, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.00% (d).....................     4.76%        11/25/40              95,745
         483,865     Series 2010-137, Class IM, IO................................     5.00%        10/25/38              20,604
       1,821,000     Series 2010-142, Class DL....................................     4.00%        12/25/40           1,976,909
           2,235     Series 2010-145, Class PE....................................     3.25%        10/25/24               2,263
       4,732,009     Series 2010-147, Class KS, IO,
                        1 Mo. LIBOR (multiply) -1 + 5.95% (d).....................     4.71%        01/25/41             624,205
         684,060     Series 2011-9, Class AZ......................................     5.00%        05/25/40             758,529


Page 16                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        507,000     Series 2011-10, Class AY.....................................     6.00%        02/25/41     $       640,810
         115,861     Series 2011-17, Class CD.....................................     2.00%        03/25/21             116,056
           6,403     Series 2011-23, Class AB.....................................     2.75%        06/25/20               6,414
         715,791     Series 2011-30, Class LS, IO (e).............................     1.77%        04/25/41              33,955
       8,078,822     Series 2011-30, Class MD.....................................     4.00%        02/25/39           8,283,146
         104,164     Series 2011-30, Class ZB.....................................     5.00%        04/25/41             119,789
         149,664     Series 2011-36, Class DA.....................................     3.00%        04/25/24             150,381
       1,867,242     Series 2011-47, Class AI, IO.................................     5.50%        01/25/40             168,719
         564,442     Series 2011-52, Class GB.....................................     5.00%        06/25/41             615,991
         398,228     Series 2011-59, Class NV.....................................     5.50%        02/25/24             398,961
         192,544     Series 2011-60, Class OA, PO.................................      (b)         08/25/39             180,605
       2,394,141     Series 2011-67, Class EI, IO.................................     4.00%        07/25/21              74,486
         209,750     Series 2011-68, Class CA.....................................     2.50%        10/25/24             210,233
         388,493     Series 2011-70, Class AD.....................................     3.00%        06/25/30             389,219
          65,083     Series 2011-70, Class NK.....................................     3.00%        04/25/37              65,312
         233,001     Series 2011-72, Class TI, IO.................................     4.00%        09/25/40              16,990
         867,204     Series 2011-86, Class DI, IO.................................     3.50%        09/25/21              42,532
          40,280     Series 2011-90, Class QI, IO.................................     5.00%        05/25/34               2,635
       1,126,804     Series 2011-103, Class JL....................................     6.50%        11/25/29           1,193,509
         750,000     Series 2011-105, Class MB....................................     4.00%        10/25/41             824,492
         106,745     Series 2011-107, Class CA....................................     3.50%        11/25/29             108,574
         416,384     Series 2011-111, Class DG....................................     2.25%        12/25/38             417,533
         166,554     Series 2011-111, Class DH....................................     2.50%        12/25/38             166,984
       1,042,205     Series 2011-111, Class PZ....................................     4.50%        11/25/41           1,190,964
         104,310     Series 2011-113, Class GA....................................     2.00%        11/25/21             104,478
       9,572,777     Series 2011-118, Class IC, IO................................     3.50%        11/25/21             438,822
             293     Series 2011-134, Class PA....................................     4.00%        09/25/40                 298
       4,967,357     Series 2011-137, Class AI, IO................................     3.00%        01/25/22             213,978
       4,538,339     Series 2011-141, Class EI, IO................................     3.00%        07/25/21             111,349
       2,564,203     Series 2012-8, Class TI, IO..................................     3.00%        10/25/21             103,484
         135,521     Series 2012-28, Class PT.....................................     4.00%        03/25/42             141,496
         776,952     Series 2012-39, Class PB.....................................     4.25%        04/25/42             858,677
         109,615     Series 2012-52, Class BZ.....................................     4.00%        05/25/42             120,367
         609,058     Series 2012-66, Class DI, IO.................................     3.50%        06/25/27              60,833
         854,876     Series 2012-79, Class QA.....................................     2.00%        03/25/42             850,772
         435,959     Series 2012-98, Class ZP.....................................     6.00%        09/25/42             579,425
       1,466,537     Series 2012-101, Class AI, IO................................     3.00%        06/25/27             125,907
         328,985     Series 2012-111, Class B.....................................     7.00%        10/25/42             375,435
       1,777,300     Series 2012-114, Class HS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.15% (d).....................     4.91%        03/25/40             214,689
      10,989,105     Series 2012-118, Class DI, IO................................     3.50%        01/25/40           1,274,376
         255,890     Series 2012-118, Class IB, IO................................     3.50%        11/25/42              49,859
       1,261,401     Series 2012-122, Class SD, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.10% (d).....................     4.86%        11/25/42             247,335
         435,138     Series 2012-133, Class KO, PO................................      (b)         12/25/42             228,635
       1,789,666     Series 2012-134, Class GI, IO................................     4.50%        03/25/29             338,156
       1,157,732     Series 2012-138, Class MA....................................     1.00%        12/25/42           1,075,105
         217,447     Series 2012-409, Class C17, IO, STRIPS.......................     4.00%        11/25/41              42,643
       1,499,456     Series 2013-13, Class IK, IO.................................     2.50%        03/25/28             117,307
          43,703     Series 2013-23, Class ZB.....................................     3.00%        03/25/43              45,379
         750,000     Series 2013-41, Class DB.....................................     3.00%        05/25/43             717,383


                        See Notes to Financial Statements                Page 17

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      2,667,139     Series 2013-43, Class IX, IO.................................     4.00%        05/25/43     $       643,353
         229,765     Series 2013-52, Class MD.....................................     1.25%        06/25/43             214,598
       1,655,546     Series 2013-55, Class AI, IO.................................     3.00%        06/25/33             244,580
         113,864     Series 2013-70, Class JZ.....................................     3.00%        07/25/43             108,491
       1,171,050     Series 2013-94, Class CA.....................................     3.50%        08/25/38           1,204,777
         379,979     Series 2013-105, Class BN....................................     4.00%        05/25/43             399,246
         195,852     Series 2013-106, Class KN....................................     3.00%        10/25/43             185,576
       1,003,000     Series 2013-130, Class QY....................................     4.50%        06/25/41           1,117,118
       7,058,874     Series 2013-417, Class C21, IO, STRIPS.......................     4.00%        12/25/42           1,247,570
         367,567     Series 2014-29, Class GI, IO.................................     3.00%        05/25/29              38,871
       4,504,861     Series 2014-44, Class NI, IO.................................     4.50%        08/25/29             535,177
         540,951     Series 2014-68, Class GI, IO.................................     4.50%        10/25/43              87,621
         493,047     Series 2014-82, Class GZ.....................................     4.00%        12/25/44             517,163
       3,474,088     Series 2014-84, Class LI, IO.................................     3.50%        12/25/26             312,098
       1,116,261     Series 2014-91, Class PB.....................................     3.00%        02/25/38           1,132,565
         875,000     Series 2015-16, Class MY.....................................     3.50%        04/25/45             877,560
       4,685,168     Series 2015-76, Class BI, IO.................................     4.00%        10/25/39             567,357
      11,959,633     Series 2015-97, Class AI, IO.................................     4.00%        09/25/41           1,894,171
         951,296     Series 2016-66, Class KA.....................................     3.50%        03/25/23             952,105
       1,908,669     Series 2016-71, Class NI, IO.................................     3.50%        04/25/46             301,314
         783,863     Series 2016-74, Class HI, IO.................................     3.50%        10/25/46             154,290
       1,256,332     Series 2016-84, Class DF, 1 Mo. LIBOR + 0.42% (a)............     1.66%        11/25/46           1,258,846
         597,364     Series 2017-46, Class BY.....................................     3.00%        06/25/47             534,307
                  Government National Mortgage Association
         122,977     Series 1999-30, Class S, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.60% (d).....................     7.36%        08/16/29               1,296
         796,522     Series 2001-22, Class SE, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.15%, 0.65% Cap (d)..........     0.65%        05/16/31              16,346
          52,416     Series 2001-60, Class PZ.....................................     6.00%        12/20/31              53,584
         169,245     Series 2001-65, Class SH, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.60% (d).....................     6.36%        12/16/31              33,822
         387,740     Series 2002-7, Class ST, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.50% (d).....................     6.26%        08/17/27              64,870
         937,088     Series 2002-11, Class SQ, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.00%, 1.00% Cap (d)..........     1.00%        02/20/32              32,910
         378,916     Series 2002-20, Class LS, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.95%, 1.20% Cap (d)..........     1.20%        03/20/32              17,702
          79,113     Series 2002-20, Class PM.....................................     4.50%        03/20/32              84,980
         122,372     Series 2002-24, Class AG, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.95% (d).....................     6.71%        04/16/32              21,466
         372,974     Series 2002-45, Class SV, IO,
                        1 Mo. LIBOR (multiply) -1 + 8.10% (d).....................     6.86%        06/16/32              71,982
         145,773     Series 2002-72, Class ZB.....................................     6.00%        10/20/32             159,221
         268,428     Series 2003-4, Class MZ......................................     5.50%        01/20/33             287,435
         788,593     Series 2003-11, Class SM, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.70% (d).....................     6.46%        02/16/33             157,142
         623,456     Series 2003-18, Class PG.....................................     5.50%        03/20/33             698,042
       1,148,676     Series 2003-35, Class TZ.....................................     5.75%        04/16/33           1,305,766
         411,346     Series 2003-42, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.60% (d).....................     5.36%        07/16/31              60,006


Page 18                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$      1,611,976     Series 2003-42, Class SH, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.55% (d).....................     5.31%        05/20/33     $       281,651
          98,359     Series 2003-62, Class MZ.....................................     5.50%        07/20/33             120,880
         496,973     Series 2003-84, Class Z......................................     5.50%        10/20/33             548,733
         479,532     Series 2004-31, Class ZB.....................................     5.00%        04/20/34             516,022
         102,810     Series 2004-37, Class B......................................     6.00%        04/17/34             116,667
          99,950     Series 2004-49, Class MZ.....................................     6.00%        06/20/34             119,971
         104,963     Series 2004-68, Class ZC.....................................     6.00%        08/20/34             117,485
         138,170     Series 2004-71, Class ST,
                        1 Mo. LIBOR (multiply) -6.25 + 44.50%, 7.00% Cap (d)......     7.00%        09/20/34             151,018
         203,477     Series 2004-83, Class AK,
                        1 Mo. LIBOR (multiply) -3 + 16.49% (d)....................    12.78%        10/16/34             252,195
         518,032     Series 2004-88, Class SM, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.10% (d).....................     4.86%        10/16/34              68,648
          78,502     Series 2004-92, Class AK,
                        1 Mo. LIBOR (multiply) -3 + 16.50% (d)....................    12.78%        11/16/34             102,198
       1,310,944     Series 2004-92, Class BZ.....................................     5.50%        11/16/34           1,524,717
         189,711     Series 2004-105, Class JZ....................................     5.00%        12/20/34             220,904
          47,049     Series 2004-105, Class KA....................................     5.00%        12/16/34              51,720
         188,701     Series 2004-109, Class BC....................................     5.00%        11/20/33             195,355
         188,924     Series 2005-3, Class JZ......................................     5.00%        01/16/35             194,870
         188,924     Series 2005-3, Class KZ......................................     5.00%        01/16/35             211,873
          34,855     Series 2005-7, Class AJ,
                        1 Mo. LIBOR (multiply) -4 + 22...00% (d)..................    17.04%        02/16/35              46,137
         452,800     Series 2005-7, Class KA,
                        1 Mo. LIBOR (multiply) -2.81 + 18.95% (d).................    15.47%        12/17/34             524,596
         877,413     Series 2005-7, Class MA,
                        1 Mo. LIBOR (multiply) -2.81 + 18.95% (d).................    15.47%        12/17/34           1,059,521
          64,596     Series 2005-33, Class AY.....................................     5.50%        04/16/35              72,923
          78,147     Series 2005-41, Class PA.....................................     4.00%        05/20/35              81,931
         699,636     Series 2005-44, Class IO, IO.................................     5.50%        07/20/35             153,535
         563,889     Series 2005-93, Class PO, PO.................................      (b)         06/20/35             513,478
         500,000     Series 2006-38, Class OH.....................................     6.50%        08/20/36             577,969
         151,720     Series 2006-61, Class ZA.....................................     5.00%        11/20/36             168,291
         341,489     Series 2007-16, Class OZ.....................................     6.00%        04/20/37             413,814
         318,035     Series 2007-27, Class SD, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.20% (d).....................     4.96%        05/20/37              45,055
         257,390     Series 2007-41, Class OL, PO.................................      (b)         07/20/37             231,688
         295,386     Series 2007-42, Class SB, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.75% (d).....................     5.51%        07/20/37              46,486
         138,241     Series 2007-68, Class NA.....................................     5.00%        11/20/37             149,693
         864,351     Series 2007-71, Class ZD.....................................     6.00%        11/20/37             972,324
         140,473     Series 2007-81, Class FZ, 1 Mo. LIBOR + 0.35% (a)............     1.59%        12/20/37             139,919
         471,138     Series 2008-6, Class CK......................................     4.25%        10/20/37             478,718
         228,687     Series 2008-16, Class PO, PO.................................      (b)         02/20/38             195,801
          31,375     Series 2008-20, Class PO, PO.................................      (b)         09/20/37              29,994
          83,908     Series 2008-29, Class PO, PO.................................      (b)         02/17/33              79,960
         194,103     Series 2008-33, Class XS, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.70% (d).....................     6.46%        04/16/38              35,909
         305,017     Series 2008-47, Class MI, IO.................................     6.00%        10/16/37              13,659
         232,650     Series 2008-50, Class NA.....................................     5.50%        03/16/37             238,533
         155,000     Series 2008-54, Class PE.....................................     5.00%        06/20/38             172,965


                        See Notes to Financial Statements                Page 19

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        281,598     Series 2009-10, Class JA.....................................     4.50%        03/16/34     $       284,075
         716,233     Series 2009-14, Class KF, 1 Mo. LIBOR + 0.70% (a)............     1.94%        03/20/39             728,169
         286,493     Series 2009-14, Class KI, IO.................................     6.50%        03/20/39              65,939
          94,006     Series 2009-14, Class KS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.30% (d).....................     5.06%        03/20/39              12,295
         231,413     Series 2009-25, Class SE, IO,
                        1 Mo. LIBOR (multiply) -1 + 7.60% (d).....................     6.36%        09/20/38              42,110
       1,467,327     Series 2009-29, Class PC.....................................     7.00%        05/20/39           1,968,198
         317,677     Series 2009-32, Class SZ.....................................     5.50%        05/16/39             386,036
         941,000     Series 2009-42, Class BI, IO.................................     6.00%        06/20/39             188,226
         278,979     Series 2009-53, Class AB.....................................     4.50%        10/16/38             283,689
         101,213     Series 2009-57, Class KA.....................................     4.50%        05/20/39             103,720
       2,300,437     Series 2009-57, Class VB.....................................     5.00%        06/16/39           2,576,598
         194,986     Series 2009-61, Class PZ.....................................     7.50%        08/20/39             284,042
         137,738     Series 2009-65, Class GL.....................................     4.50%        05/20/38             139,893
         815,162     Series 2009-69, Class ZB.....................................     6.00%        08/20/39           1,006,470
       1,545,092     Series 2009-72, Class SM, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.25% (d).....................     5.01%        08/16/39             239,075
         455,000     Series 2009-75, Class JN.....................................     5.50%        09/16/39             537,792
         286,805     Series 2009-76, Class PC.....................................     4.00%        03/16/39             293,778
         309,372     Series 2009-79, Class OK, PO.................................      (b)         11/16/37             281,985
         112,194     Series 2009-81, Class TZ.....................................     5.50%        09/20/39             138,730
       2,404,205     Series 2009-87, Class EI, IO.................................     5.50%        08/20/39             415,202
          13,456     Series 2009-93, Class PB.....................................     3.00%        12/16/38              13,450
         467,053     Series 2009-93, Class WG.....................................     4.00%        09/20/38             477,182
          39,000     Series 2009-94, Class AL.....................................     5.00%        10/20/39              44,631
         188,376     Series 2009-106, Class DZ....................................     5.50%        11/20/39             232,666
          38,602     Series 2009-106, Class WZ....................................     5.50%        11/16/39              49,247
       1,090,210     Series 2009-116, Class MS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.50% (d).....................     5.26%        11/16/38              62,412
          29,821     Series 2009-118, Class KP....................................     4.50%        05/20/38              30,756
         732,000     Series 2009-126, Class LB....................................     5.00%        12/20/39             840,758
          31,571     Series 2010-2, Class QM......................................     4.50%        10/20/37              31,938
         222,729     Series 2010-4, Class SL, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.40% (d)......................    5.16%        01/16/40              35,997
          52,000     Series 2010-4, Class WA......................................     3.00%        01/16/40              52,931
         490,308     Series 2010-7, Class BC......................................     4.00%        09/16/24             504,449
         337,914     Series 2010-11, Class HE.....................................     4.00%        04/20/39             347,755
          49,313     Series 2010-14, Class AO, PO.................................      (b)         12/20/32              47,818
         142,030     Series 2010-29, Class CB.....................................     5.00%        12/20/38             145,100
       1,628,645     Series 2010-42, Class CO, PO.................................      (b)         06/16/39           1,549,041
          81,291     Series 2010-44, Class BE.....................................     3.00%        04/20/38              81,930
       2,517,123     Series 2010-46, Class FC, 1 Mo. LIBOR + 0.80% (a)............     2.04%        03/20/35           2,578,536
         326,463     Series 2010-50, Class WI, IO.................................     4.50%        10/20/37               1,822
         679,283     Series 2010-59, Class ZD.....................................     6.50%        05/20/40             966,678
           5,445     Series 2010-85, Class EA.....................................     4.00%        12/16/24               5,473
       1,532,712     Series 2010-85, Class SL, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.60% (d).....................     5.36%        07/20/37             249,910
          24,084     Series 2010-109, Class MH....................................     3.00%        10/20/37              24,086
          77,000     Series 2010-116, Class BM....................................     4.50%        09/16/40              87,229
         119,279     Series 2010-119, Class PD....................................     3.50%        01/20/38             119,540


Page 20                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        636,112     Series 2010-129, Class PQ....................................     3.00%        04/20/39     $       646,325
         244,627     Series 2010-138, Class PD....................................     3.50%        08/20/38             248,936
       1,421,902     Series 2010-157, Class OP, PO................................      (b)         12/20/40           1,237,488
         136,054     Series 2010-162, Class PQ....................................     4.50%        06/16/39             140,152
         736,949     Series 2010-166, Class DI, IO................................     4.50%        02/20/39              86,385
         107,835     Series 2011-4, Class PZ......................................     5.00%        01/20/41             122,087
       4,016,571     Series 2011-19, Class MI, IO.................................     5.00%        06/16/40             408,157
         249,746     Series 2011-21, Class QE.....................................     4.75%        05/20/38             253,814
         771,202     Series 2011-35, Class BP.....................................     4.50%        03/16/41             873,513
         414,929     Series 2011-50, Class PZ.....................................     5.00%        04/20/41             483,490
          52,151     Series 2011-59, Class JA.....................................     4.00%        11/20/38              52,508
         247,665     Series 2011-63, Class BI, IO.................................     6.00%        02/20/38              40,149
         872,760     Series 2011-69, Class HC.....................................     2.25%        05/20/38             874,166
       1,536,519     Series 2011-71, Class ZC.....................................     5.50%        07/16/34           1,707,949
       5,098,923     Series 2011-81, Class IC, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.72%, 0.62%, Cap (d).........     0.62%        07/20/35              89,888
       2,254,138     Series 2011-112, Class IP, IO (f)............................     0.50%        08/16/26              19,943
         239,265     Series 2011-129, Class CL....................................     5.00%        03/20/41             263,651
       1,262,581     Series 2011-133, Class MJ....................................     2.00%        01/16/33           1,262,650
         506,230     Series 2011-146, Class EI, IO................................     5.00%        11/16/41             121,138
         121,924     Series 2011-151, Class TB, IO,
                        1 Mo. LIBOR (multiply) -70 + 465.50%, 3.50% Cap (d).......     3.50%        04/20/41              16,816
       4,533,234     Series 2012-10, Class LI, IO.................................     3.50%        07/20/40             460,964
         381,920     Series 2012-16, Class AG.....................................     2.50%        10/20/38             383,363
       6,403,212     Series 2012-18, Class IA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.68%, 0.58% Cap (d)..........     0.58%        07/20/39             118,391
         251,623     Series 2012-108, Class KB....................................     2.75%        09/16/42             227,516
       1,321,782     Series 2012-140, Class JI, IO................................     3.50%        01/20/41             173,876
      10,201,285     Series 2012-143, Class IB, IO................................     3.50%        12/20/39             763,523
         218,482     Series 2013-5, Class IA, IO..................................     3.50%        10/16/42              28,028
         500,907     Series 2013-20, Class KI, IO.................................     5.00%        01/20/43              95,257
       2,223,000     Series 2013-20, Class QM.....................................     2.63%        02/16/43           2,008,132
       4,553,452     Series 2013-53, Class OI, IO.................................     3.50%        04/20/43             683,246
         244,438     Series 2013-69, Class AI, IO.................................     3.50%        05/20/43              41,547
         665,986     Series 2013-69, Class PI, IO.................................     5.00%        05/20/43             108,450
         953,680     Series 2013-70, Class PM.....................................     2.50%        05/20/43             836,180
           8,000     Series 2013-117, Class VB....................................     3.50%        02/20/32               8,289
       2,759,533     Series 2013-130, Class WS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.10% (d).....................     4.86%        09/20/43             429,499
         688,000     Series 2013-183, Class PB....................................     4.50%        12/20/43             741,392
         122,316     Series 2013-188, Class CF, 1 Mo. LIBOR + 0.45% (a)...........     1.69%        03/20/43             122,644
         100,673     Series 2014-91, Class JI, IO.................................     4.50%        01/20/40              15,950
         398,344     Series 2014-99, Class HI, IO.................................     4.50%        06/20/44              75,507
         424,108     Series 2015-3, Class ZD......................................     4.00%        01/20/45             459,161
         105,323     Series 2015-95, Class IK, IO (e).............................     1.11%        05/16/37               4,550
         319,466     Series 2015-137, Class WA (c)................................     5.48%        01/20/38             355,042
       1,638,113     Series 2015-138, Class MI, IO................................     4.50%        08/20/44             241,831
         536,884     Series 2015-151, Class KW (e)................................     6.05%        04/20/34             580,994
         168,193     Series 2016-16, Class KZ.....................................     3.00%        02/16/46             151,426
       2,060,740     Series 2016-75, Class SA, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.00% (d).....................     4.76%        05/20/40             308,895


                        See Notes to Financial Statements                Page 21

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$      6,784,880     Series 2016-89, Class HI, IO.................................     3.50%         07/20/46    $     1,156,615
         949,615     Series 2016-99, Class JA (e).................................     5.53%         11/20/45          1,054,058
         865,583     Series 2016-109, Class ZM....................................     3.50%         08/20/36            883,400
       2,007,225     Series 2016-118, Class GI, IO................................     4.50%         02/16/40            393,004
          93,801     Series 2016-120, Class AS, IO,
                        1 Mo. LIBOR (multiply) -1 + 6.10% (d).....................     4.86%        09/20/46              22,616
         464,000     Series 2016-141, Class PC....................................     5.00%        10/20/46             549,565
         283,363     Series 2016-145, Class LZ....................................     3.00%        10/20/46             239,438
         303,000     Series 2016-160, Class LE....................................     2.50%        11/20/46             248,537
         603,908     Series 2016-167, Class KI, IO................................     6.00%        12/16/46             131,280
         767,030     Series 2017-17, Class KZ.....................................     4.50%        02/20/47             881,317
      33,777,541     Series 2017-57, Class IO, IO.................................     5.00%        04/20/47           5,183,436
                  Vendee Mortgage Trust
          86,233     Series 2010-1, Class DA......................................     4.25%        02/15/35              88,001
                                                                                                                 ---------------
                                                                                                                     326,171,882
                                                                                                                 ---------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.1%
                  Fannie Mae - Aces
          50,000     Series 2013-M6, Class 1AC (c)................................     3.94%        02/25/43              51,646
                  Government National Mortgage Association
         586,662     Series 2013-32, Class A......................................     1.90%        06/16/36             585,248
         532,000     Series 2013-57, Class D (e)..................................     2.35%        06/16/46             470,210
         100,000     Series 2013-74, Class AG (c).................................     2.81%        12/16/53              88,154
          26,756     Series 2013-194, Class AE (e)................................     2.75%        11/16/44              26,568
                                                                                                                 ---------------
                                                                                                                       1,221,826
                                                                                                                 ---------------
                  PASS-THROUGH SECURITIES -- 34.9%
                  Federal Home Loan Mortgage Corporation
         206,282     Pool A19763..................................................     5.00%        04/01/34             227,834
          97,137     Pool A47333..................................................     5.00%        10/01/35             106,671
         941,000     Pool A47828..................................................     3.50%        08/01/35             976,283
         455,775     Pool A47829..................................................     4.00%        08/01/35             480,220
         530,471     Pool A47937..................................................     5.50%        08/01/35             591,324
         186,021     Pool A48972..................................................     5.50%        05/01/36             207,136
         144,127     Pool A54675..................................................     5.50%        01/01/36             161,386
         349,272     Pool A65324..................................................     5.50%        09/01/37             390,722
         126,597     Pool A86143..................................................     5.00%        05/01/39             139,088
          43,566     Pool A90319..................................................     5.00%        12/01/39              47,951
         645,362     Pool A92197..................................................     5.00%        05/01/40             710,278
          16,777     Pool A93093..................................................     4.50%        07/01/40              18,141
          21,657     Pool A93891..................................................     4.00%        09/01/40              23,056
          33,266     Pool A94729..................................................     4.00%        11/01/40              35,418
         130,889     Pool A94843..................................................     4.00%        11/01/40             139,372
         509,389     Pool A95441..................................................     4.00%        12/01/40             541,225
          49,230     Pool A95653..................................................     4.00%        12/01/40              52,424
          76,932     Pool A95728..................................................     4.00%        12/01/40              81,923
          96,502     Pool A96380..................................................     4.00%        01/01/41             102,316
         315,744     Pool A97294..................................................     4.00%        02/01/41             332,769
           8,481     Pool C01310..................................................     6.50%        03/01/32               9,486
          60,183     Pool C01444..................................................     6.00%        01/01/33              68,430
          27,351     Pool C01574..................................................     5.00%        06/01/33              29,824
         144,812     Pool C01848..................................................     6.00%        06/01/34             164,075


Page 22                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         30,477     Pool C03458..................................................     5.00%        02/01/40     $        33,323
          85,879     Pool C03949..................................................     3.50%        05/01/42              88,882
         130,171     Pool C04269..................................................     3.00%        10/01/42             131,039
         559,467     Pool C91167..................................................     5.00%        04/01/28             605,241
         346,517     Pool C91353..................................................     3.50%        01/01/31             359,614
          55,950     Pool C91482..................................................     3.50%        07/01/32              58,312
          37,832     Pool E01377..................................................     4.50%        05/01/18              38,577
         100,578     Pool E01401..................................................     4.00%        06/01/18             103,905
          67,221     Pool E02883..................................................     4.00%        04/01/26              70,416
          49,764     Pool E99030..................................................     4.50%        09/01/18              50,744
           7,877     Pool G01443..................................................     6.50%        08/01/32               8,846
         104,021     Pool G01737..................................................     5.00%        12/01/34             113,696
          18,513     Pool G01829..................................................     6.00%        03/01/35              20,977
          49,513     Pool G01840..................................................     5.00%        07/01/35              54,113
         627,985     Pool G02017..................................................     5.00%        12/01/35             695,311
         133,599     Pool G03072..................................................     5.00%        11/01/36             145,952
          45,596     Pool G03941..................................................     6.00%        02/01/38              51,454
          38,405     Pool G04452..................................................     6.00%        07/01/38              43,807
         601,719     Pool G04593..................................................     5.50%        01/01/37             670,795
          65,520     Pool G04632..................................................     5.00%        11/01/36              71,569
         299,570     Pool G04814..................................................     5.50%        10/01/38             333,295
          66,106     Pool G04913..................................................     5.00%        03/01/38              72,212
          61,875     Pool G05173..................................................     4.50%        11/01/31              66,105
       1,100,074     Pool G05275..................................................     5.50%        02/01/39           1,216,053
         183,851     Pool G05449..................................................     4.50%        05/01/39             197,184
         670,127     Pool G05792..................................................     4.50%        02/01/40             722,942
         561,293     Pool G05927..................................................     4.50%        07/01/40             607,927
          19,320     Pool G05938..................................................     5.00%        01/01/36              21,087
          42,606     Pool G06252..................................................     4.00%        02/01/41              45,169
         823,578     Pool G06359..................................................     4.00%        02/01/41             873,126
         129,983     Pool G06501..................................................     4.00%        04/01/41             137,799
         139,351     Pool G06583..................................................     5.00%        06/01/41             154,439
         250,638     Pool G06687..................................................     5.00%        07/01/41             277,022
         140,975     Pool G06739..................................................     4.50%        09/01/41             152,317
         499,972     Pool G07025..................................................     5.00%        02/01/42             543,849
       1,205,787     Pool G07100..................................................     5.50%        07/01/40           1,346,086
          22,592     Pool G07219..................................................     5.00%        10/01/41              24,519
         137,419     Pool G07266..................................................     4.00%        12/01/42             144,845
         845,397     Pool G07329..................................................     4.00%        01/01/43             893,542
         132,654     Pool G07505..................................................     7.00%        02/01/39             152,730
         139,767     Pool G07613..................................................     6.00%        04/01/39             161,334
         910,163     Pool G07683..................................................     4.00%        03/01/44             963,387
         527,651     Pool G07806..................................................     5.00%        06/01/41             577,390
           5,588     Pool G08113..................................................     6.50%        02/01/36               6,201
          94,950     Pool G11713..................................................     5.50%        06/01/20              97,274
          94,310     Pool G11769..................................................     5.00%        10/01/20              96,484
         141,642     Pool G11833..................................................     5.00%        11/01/20             145,802
          12,360     Pool G11880..................................................     5.00%        12/01/20              12,737
         206,008     Pool G12312..................................................     6.00%        09/01/21             216,482
         160,340     Pool G12797..................................................     6.50%        02/01/22             169,434
         254,206     Pool G12959..................................................     6.50%        10/01/22             271,972


                        See Notes to Financial Statements                Page 23

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         10,409     Pool G12978..................................................     5.50%        12/01/22     $        10,969
          53,237     Pool G13044..................................................     4.50%        06/01/21              54,308
          30,188     Pool G13581..................................................     5.50%        11/01/21              30,889
         100,091     Pool G13623..................................................     4.50%        08/01/24             106,033
         152,080     Pool G13625..................................................     5.50%        01/01/24             160,933
         206,265     Pool G13733..................................................     5.00%        11/01/24             218,150
         128,471     Pool G14088..................................................     4.00%        02/01/26             134,572
         578,349     Pool G14106..................................................     6.00%        10/01/24             615,977
          89,087     Pool G14167..................................................     5.50%        07/01/23              94,234
         445,176     Pool G14233..................................................     6.00%        01/01/24             462,593
       1,687,177     Pool G14348..................................................     4.00%        10/01/26           1,775,640
          83,616     Pool G14376..................................................     4.00%        09/01/25              87,577
         132,915     Pool G14676..................................................     4.50%        09/01/26             138,399
         105,664     Pool G14791..................................................     6.00%        05/01/21             107,113
       1,047,818     Pool G14995..................................................     5.50%        12/01/24           1,095,148
         944,751     Pool G15019..................................................     4.50%        07/01/26             964,878
          94,315     Pool G15039..................................................     4.50%        09/01/26              99,896
         112,092     Pool G15725..................................................     4.50%        09/01/26             118,143
         203,752     Pool G15821..................................................     5.00%        07/01/25             208,024
         852,780     Pool G15957..................................................     5.50%        12/01/24             888,220
          75,884     Pool G18100..................................................     5.00%        02/01/21              78,297
         805,128     Pool G18264..................................................     5.00%        07/01/23             844,809
         544,654     Pool G18287..................................................     5.50%        12/01/23             580,073
         148,605     Pool G18306..................................................     4.50%        04/01/24             157,509
          26,971     Pool G60020..................................................     4.50%        12/01/43              29,079
       1,295,414     Pool G60114..................................................     5.50%        06/01/41           1,449,464
         537,743     Pool G60194..................................................     3.50%        08/01/45             556,454
         143,792     Pool G60366..................................................     6.00%        10/01/39             164,943
         591,430     Pool G60737..................................................     4.50%        08/01/42             639,228
       1,753,607     Pool G60762..................................................     5.00%        07/01/41           1,915,199
         455,134     Pool G60806..................................................     5.00%        12/01/44             494,624
          35,525     Pool H09034..................................................     5.50%        05/01/37              37,397
          10,863     Pool J03523..................................................     5.00%        09/01/21              11,098
         100,634     Pool J05364..................................................     6.00%        08/01/22             104,770
         574,097     Pool J09465..................................................     4.00%        04/01/24             600,571
         215,723     Pool J09504..................................................     4.00%        04/01/24             225,631
          81,595     Pool J09798..................................................     4.00%        05/01/24              85,108
         131,931     Pool J10623..................................................     4.00%        09/01/24             138,420
         400,950     Pool N70075..................................................     5.00%        01/01/35             435,311
         706,168     Pool N70081..................................................     5.50%        07/01/38             777,408
         114,440     Pool O20138..................................................     5.00%        11/01/30             124,622
       1,494,554     Pool Q00841..................................................     4.50%        05/01/41           1,614,555
         180,769     Pool Q03139..................................................     4.00%        09/01/41             191,949
          65,373     Pool Q04031..................................................     4.00%        10/01/41              69,842
          45,156     Pool Q04905..................................................     4.00%        12/01/41              48,242
         101,266     Pool Q05035..................................................     4.00%        12/01/41             107,368
          86,347     Pool Q05173..................................................     4.00%        12/01/41              92,248
          62,127     Pool Q05181..................................................     4.00%        12/01/41              66,373
          42,317     Pool Q05445..................................................     4.00%        01/01/42              45,209
         170,968     Pool Q07189..................................................     4.00%        04/01/42             180,908
          57,455     Pool Q07479..................................................     3.50%        04/01/42              59,379


Page 24                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        191,411     Pool Q11791..................................................     3.50%        10/01/42     $       197,822
         124,140     Pool Q11836..................................................     3.50%        10/01/42             128,556
         883,223     Pool Q14034..................................................     3.50%        12/01/42             917,339
         861,928     Pool U50165..................................................     4.00%        05/01/32             924,702
       6,787,186     Pool U79023..................................................     3.50%        10/01/28           7,079,910
          90,011     Pool U80068..................................................     3.50%        10/01/32              93,884
         194,419     Pool U80212..................................................     3.50%        02/01/33             202,835
         202,223     Pool U90245..................................................     3.50%        10/01/42             208,625
         123,083     Pool U90291..................................................     4.00%        10/01/42             130,313
       1,075,790     Pool U90316..................................................     4.00%        10/01/42           1,139,119
       1,022,999     Pool U90490..................................................     4.00%        06/01/42           1,083,032
       2,409,231     Pool U90690..................................................     3.50%        06/01/42           2,485,631
          28,859     Pool U90932..................................................     3.00%        02/01/43              28,782
         316,192     Pool U90975..................................................     4.00%        06/01/42             334,816
         734,980     Pool U91254..................................................     4.00%        04/01/43             778,225
       2,506,500     Pool U91619..................................................     4.00%        06/01/43           2,654,726
          73,104     Pool U92272..................................................     4.50%        12/01/43              79,078
       1,009,008     Pool U92432..................................................     4.00%        02/01/44           1,067,830
          76,046     Pool U95137..................................................     4.00%        08/01/43              80,510
         273,429     Pool U99045..................................................     3.50%        03/01/43             282,096
         302,560     Pool U99084..................................................     4.50%        02/01/44             327,236
         157,081     Pool U99091..................................................     4.50%        03/01/44             169,901
         209,722     Pool U99096..................................................     4.50%        05/01/44             226,750
       4,292,116     Pool U99134..................................................     4.00%        01/01/46           4,564,078
         950,383     Pool V80910..................................................     4.00%        12/01/43           1,006,999
                  Federal National Mortgage Association
          98,044     Pool 190371..................................................     6.50%        07/01/36             113,257
          44,362     Pool 254636..................................................     5.00%        02/01/33              48,671
          63,287     Pool 255190..................................................     5.50%        05/01/34              70,718
         102,124     Pool 256181..................................................     5.50%        03/01/36             110,646
         273,117     Pool 256576..................................................     5.50%        01/01/37             287,878
         100,687     Pool 256808..................................................     5.50%        07/01/37             105,760
         312,676     Pool 256936..................................................     6.00%        10/01/37             327,838
          89,288     Pool 257245..................................................     5.00%        06/01/18              90,774
          38,177     Pool 545759..................................................     6.50%        07/01/32              43,552
          19,636     Pool 555528..................................................     6.00%        04/01/33              22,330
          30,503     Pool 555851..................................................     6.50%        01/01/33              34,829
         127,114     Pool 633673..................................................     6.00%        06/01/32             142,586
         518,760     Pool 654686..................................................     6.00%        11/01/32             586,988
          38,380     Pool 665172..................................................     4.50%        06/01/18              39,052
         435,702     Pool 683246..................................................     5.50%        02/01/33             495,224
          21,623     Pool 722410..................................................     4.50%        07/01/18              22,001
         430,175     Pool 725014..................................................     5.50%        12/01/33             483,385
          47,257     Pool 725228..................................................     6.00%        03/01/34              53,900
          70,868     Pool 725690..................................................     6.00%        08/01/34              80,833
          31,502     Pool 725704..................................................     6.00%        08/01/34              35,936
         625,312     Pool 734922..................................................     4.50%        09/01/33             677,612
         884,910     Pool 735415..................................................     6.50%        12/01/32           1,013,695
         295,568     Pool 735503..................................................     6.00%        04/01/35             337,136
           8,640     Pool 745875..................................................     6.50%        09/01/36               9,961
          99,111     Pool 747097..................................................     6.00%        10/01/29             107,516


                        See Notes to Financial Statements                Page 25

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        755,819     Pool 758670..................................................     6.00%        09/01/34     $       861,319
          49,494     Pool 780962..................................................     4.50%        05/01/19              50,361
         745,950     Pool 788149..................................................     5.50%        05/01/33             835,198
         404,415     Pool 812741..................................................     5.50%        02/01/35             448,604
         752,581     Pool 827948..................................................     5.50%        05/01/35             843,876
          33,313     Pool 831663..................................................     6.00%        08/01/36              37,651
         812,424     Pool 850000..................................................     5.50%        01/01/36             910,479
         120,661     Pool 871039..................................................     5.50%        02/01/37             126,502
         303,490     Pool 888001..................................................     5.50%        10/01/36             345,459
         240,882     Pool 888163..................................................     7.00%        12/01/33             279,846
         433,990     Pool 888366..................................................     7.00%        04/01/37             509,520
          92,892     Pool 888435..................................................     5.50%        06/01/22              97,919
         865,493     Pool 889610..................................................     5.50%        06/01/38             961,071
         591,074     Pool 889834..................................................     5.00%        12/01/35             654,909
          31,827     Pool 890149..................................................     6.50%        10/01/38              35,986
          88,902     Pool 890231..................................................     5.00%        07/01/25              93,824
         437,531     Pool 890314..................................................     5.50%        12/01/22             454,198
          56,031     Pool 890378..................................................     6.00%        05/01/24              59,826
       1,744,929     Pool 890556..................................................     4.50%        10/01/43           1,908,709
         105,817     Pool 890588..................................................     4.50%        09/01/41             114,465
       1,519,214     Pool 890736..................................................     5.00%        07/01/30           1,657,541
         351,801     Pool 905917..................................................     5.50%        01/01/37             397,094
         108,944     Pool 912926..................................................     6.00%        07/01/37             124,452
          26,457     Pool 916916..................................................     6.00%        05/01/37              29,824
         237,992     Pool 922386..................................................     5.50%        01/01/37             248,993
          23,864     Pool 930562..................................................     5.00%        02/01/39              26,533
           1,448     Pool 931150..................................................     5.00%        05/01/39               1,590
         250,912     Pool 931565..................................................     5.00%        07/01/39             275,689
         266,227     Pool 931808..................................................     5.50%        08/01/39             296,157
         211,606     Pool 953115..................................................     5.50%        11/01/38             233,359
         323,214     Pool 962556..................................................     5.00%        04/01/23             340,537
         118,866     Pool 973561..................................................     5.00%        03/01/23             124,922
         117,137     Pool 976871..................................................     6.50%        08/01/36             133,004
          52,833     Pool 995002..................................................     5.00%        07/01/37              57,980
          33,503     Pool 995097..................................................     6.50%        10/01/37              38,011
         189,056     Pool 995149..................................................     6.50%        10/01/38             215,894
          88,448     Pool 995228..................................................     6.50%        11/01/38             100,496
         529,301     Pool 995252..................................................     5.00%        12/01/23             549,508
         162,666     Pool 995259..................................................     6.50%        11/01/23             175,656
          43,737     Pool AA0916..................................................     5.00%        08/01/37              47,749
           9,539     Pool AA1740..................................................     5.00%        01/01/39              10,469
           2,153     Pool AA3267..................................................     5.00%        02/01/39               2,362
         171,415     Pool AA3303..................................................     5.50%        06/01/38             190,106
         337,686     Pool AB0460..................................................     5.50%        02/01/37             370,743
         421,793     Pool AB0731..................................................     4.00%        06/01/39             445,915
          57,768     Pool AB1576..................................................     4.00%        10/01/20              59,729
         916,265     Pool AB1801..................................................     4.00%        11/01/40             971,361
         110,671     Pool AB1953..................................................     4.00%        12/01/40             117,633
          83,472     Pool AB2092..................................................     4.00%        01/01/41              88,819
         101,321     Pool AB2133..................................................     4.00%        01/01/26             106,582
         273,361     Pool AB2265..................................................     4.00%        02/01/41             291,158


Page 26                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        203,216     Pool AB2275..................................................     4.50%        02/01/41     $       219,835
          44,002     Pool AB2467..................................................     4.50%        03/01/41              47,799
       1,771,441     Pool AB2506..................................................     5.00%        03/01/41           1,949,781
       2,900,291     Pool AB2959..................................................     4.50%        07/01/40           3,125,667
         102,350     Pool AB3284..................................................     5.00%        07/01/41             112,444
         168,932     Pool AB4937..................................................     3.50%        04/01/42             174,515
         189,551     Pool AB5174..................................................     3.50%        05/01/42             196,256
       1,141,573     Pool AB5500..................................................     3.50%        07/01/42           1,179,289
         195,565     Pool AB5919..................................................     3.00%        08/01/42             196,797
         133,594     Pool AB6632..................................................     3.50%        10/01/42             137,913
         391,661     Pool AB6671..................................................     3.00%        10/01/42             394,544
         480,725     Pool AB7765..................................................     3.00%        02/01/43             484,279
         337,519     Pool AB7859..................................................     3.50%        02/01/43             349,361
         267,072     Pool AB8143..................................................     5.00%        01/01/38             293,300
       1,931,865     Pool AB8289..................................................     4.50%        04/01/42           2,080,157
         778,811     Pool AB8676..................................................     3.50%        05/01/42             798,821
       3,503,683     Pool AB9196..................................................     3.50%        05/01/43           3,620,751
          55,069     Pool AB9382..................................................     4.00%        05/01/43              58,447
       1,303,068     Pool AB9551..................................................     3.00%        06/01/43           1,312,669
         649,821     Pool AB9615..................................................     4.00%        06/01/33             688,529
          79,952     Pool AB9683..................................................     4.00%        06/01/43              84,663
         103,507     Pool AB9959..................................................     4.00%        07/01/43             109,777
         156,827     Pool AC1232..................................................     5.00%        07/01/24             165,551
       1,273,904     Pool AC2946..................................................     5.00%        09/01/39           1,399,790
         151,594     Pool AC3236..................................................     5.00%        09/01/39             167,321
         497,960     Pool AC3267..................................................     5.50%        09/01/39             557,819
         194,756     Pool AC5446..................................................     5.00%        11/01/39             214,069
         123,650     Pool AD0149..................................................     5.29%        06/01/18             125,142
       1,524,948     Pool AD0163..................................................     6.00%        11/01/34           1,741,385
         623,749     Pool AD0217..................................................     6.00%        08/01/37             712,107
          17,826     Pool AD0440..................................................     6.00%        10/01/39              20,239
       1,113,146     Pool AD0889..................................................     6.00%        09/01/24           1,187,161
         803,545     Pool AD4317..................................................     4.00%        04/01/40             847,715
         156,929     Pool AD5583..................................................     5.00%        04/01/40             170,575
         124,514     Pool AD6938..................................................     4.50%        06/01/40             135,199
         228,856     Pool AD7110..................................................     5.00%        07/01/40             248,436
         136,317     Pool AD7137..................................................     5.50%        07/01/40             155,414
          51,652     Pool AD8526..................................................     4.50%        08/01/40              55,995
         517,079     Pool AE0137..................................................     4.50%        03/01/36             555,695
          66,325     Pool AE0383..................................................     4.50%        09/01/25              69,556
         349,036     Pool AE0504..................................................     4.50%        11/01/40             377,512
       9,468,666     Pool AE0670..................................................     5.50%        02/01/39          10,609,897
         182,942     Pool AE1798..................................................     5.00%        09/01/40             200,022
         180,769     Pool AE4476..................................................     4.00%        03/01/41             190,655
         267,849     Pool AE7005..................................................     4.00%        10/01/40             282,543
         145,312     Pool AE8075..................................................     4.00%        12/01/40             154,027
          55,987     Pool AE9284..................................................     4.00%        11/01/40              59,062
       1,118,398     Pool AE9959..................................................     5.00%        03/01/41           1,230,976
          46,348     Pool AH0057..................................................     4.50%        02/01/41              50,248
         619,384     Pool AH0943..................................................     4.00%        12/01/40             657,909
         716,465     Pool AH0979..................................................     3.50%        01/01/41             737,267


                        See Notes to Financial Statements                Page 27

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        513,964     Pool AH1089..................................................     4.00%        11/01/40     $       545,151
         216,570     Pool AH1141..................................................     4.50%        12/01/40             233,847
          27,863     Pool AH1568..................................................     4.50%        12/01/40              30,146
         244,964     Pool AH4404..................................................     4.00%        01/01/41             258,370
         426,776     Pool AH7192..................................................     5.00%        02/01/41             463,433
         154,709     Pool AH7204..................................................     4.00%        03/01/41             163,105
          75,586     Pool AH8090..................................................     4.50%        06/01/41              81,771
         264,472     Pool AH8871..................................................     5.00%        04/01/41             287,183
          55,942     Pool AH9677..................................................     5.00%        04/01/41              60,738
          75,913     Pool AI1190..................................................     4.50%        04/01/41              82,297
         180,066     Pool AI1191..................................................     4.50%        04/01/41             196,403
         104,462     Pool AI1969..................................................     4.50%        05/01/41             113,263
         749,224     Pool AI4268..................................................     5.00%        06/01/41             814,357
         107,787     Pool AI6503..................................................     5.00%        11/01/39             116,978
          55,674     Pool AI6581..................................................     4.50%        07/01/41              59,997
          44,504     Pool AI7800..................................................     4.50%        07/01/41              48,259
         748,591     Pool AI8448..................................................     4.50%        08/01/41             809,960
         275,884     Pool AI8779..................................................     4.00%        11/01/41             290,937
         524,908     Pool AI9114..................................................     4.00%        06/01/42             555,858
       2,870,814     Pool AI9124..................................................     4.00%        08/01/42           3,040,083
       2,202,692     Pool AI9158..................................................     6.50%        01/01/41           2,626,368
          37,351     Pool AJ4756..................................................     4.00%        10/01/41              39,909
          49,485     Pool AJ5301..................................................     4.00%        11/01/41              52,454
          51,280     Pool AJ5424..................................................     4.00%        11/01/41              54,780
          34,909     Pool AJ5736..................................................     4.00%        12/01/41              37,301
          42,014     Pool AJ6061..................................................     4.00%        12/01/41              44,895
          41,088     Pool AJ7538..................................................     4.00%        01/01/42              43,905
          59,235     Pool AJ8104..................................................     4.00%        12/01/41              63,294
          25,236     Pool AJ8203..................................................     4.50%        01/01/42              27,366
          42,472     Pool AJ8341..................................................     4.00%        12/01/41              45,384
          38,792     Pool AJ8369..................................................     4.00%        01/01/42              41,452
          57,628     Pool AJ8436..................................................     4.00%        12/01/41              61,580
          36,110     Pool AJ9162..................................................     4.00%        01/01/42              38,585
       1,360,747     Pool AJ9332..................................................     4.00%        01/01/42           1,444,864
         117,827     Pool AJ9333..................................................     4.00%        01/01/42             124,879
          61,644     Pool AK0543..................................................     4.00%        01/01/42              65,865
          52,441     Pool AK1827..................................................     4.00%        01/01/42              56,025
         935,703     Pool AK3103..................................................     4.00%        02/01/42             991,790
         334,444     Pool AK4520..................................................     4.00%        03/01/42             352,637
         282,716     Pool AK5555..................................................     4.00%        04/01/42             298,076
          27,069     Pool AL0147..................................................     4.00%        04/01/41              28,842
         211,159     Pool AL0212..................................................     5.50%        02/01/38             236,181
         419,864     Pool AL0241..................................................     4.00%        04/01/41             442,755
         166,066     Pool AL0399..................................................     6.00%        08/01/24             176,297
          71,378     Pool AL0446..................................................     6.00%        05/01/24              75,771
         201,479     Pool AL0677..................................................     5.00%        07/01/41             221,411
          66,194     Pool AL0815..................................................     4.00%        09/01/41              70,732
         322,285     Pool AL0913..................................................     6.00%        07/01/41             364,118
          60,762     Pool AL1195..................................................     6.00%        09/01/23              64,687
          60,597     Pool AL1948..................................................     4.00%        01/01/42              64,341
          96,111     Pool AL1953..................................................     4.50%        01/01/27             100,711


Page 28                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        172,069     Pool AL2142..................................................     6.50%        09/01/38     $       196,651
       1,713,332     Pool AL2392..................................................     3.50%        08/01/42           1,769,308
         825,842     Pool AL2551..................................................     3.50%        10/01/42             854,820
         610,333     Pool AL2589..................................................     5.50%        05/01/25             640,151
         123,963     Pool AL2892..................................................     3.50%        12/01/42             128,349
       1,029,835     Pool AL3093..................................................     3.50%        02/01/43           1,066,190
          38,409     Pool AL3154..................................................     3.00%        02/01/43              38,732
         153,662     Pool AL3484..................................................     4.50%        10/01/42             166,215
          68,749     Pool AL4741..................................................     4.50%        01/01/44              73,998
          63,625     Pool AL4962..................................................     6.00%        05/01/24              68,186
       1,714,120     Pool AL5315..................................................     4.00%        06/01/42           1,816,758
         280,656     Pool AL5616..................................................     5.50%        09/01/41             312,125
       1,180,744     Pool AL5760..................................................     4.00%        09/01/43           1,252,215
       1,004,942     Pool AL5890..................................................     4.50%        03/01/43           1,083,456
         688,491     Pool AL6031..................................................     4.00%        10/01/44             730,487
         161,221     Pool AL6057..................................................     6.00%        08/01/24             165,720
         186,076     Pool AL6167..................................................     3.50%        01/01/44             192,264
         238,592     Pool AL6449..................................................     4.50%        01/01/27             247,215
          18,091     Pool AL6889..................................................     4.50%        02/01/45              19,642
          46,240     Pool AL7046..................................................     3.50%        06/01/45              47,855
         494,900     Pool AL7231..................................................     3.50%        08/01/45             512,182
         382,566     Pool AL7306..................................................     4.50%        09/01/42             413,751
       1,010,332     Pool AL7449..................................................     8.50%        12/01/37           1,232,078
         268,802     Pool AL8139..................................................     4.00%        02/01/32             282,305
         789,181     Pool AL8174..................................................     3.50%        02/01/46             815,111
         124,565     Pool AL8353..................................................     3.50%        08/01/44             128,933
       1,278,404     Pool AL8743..................................................     4.50%        06/01/46           1,384,355
         121,460     Pool AL8934..................................................     4.00%        10/01/33             128,620
         359,384     Pool AL9225..................................................     6.00%        01/01/42             416,141
         290,537     Pool AL9226..................................................     5.50%        12/01/41             331,286
          86,141     Pool AO2976..................................................     3.50%        05/01/42              89,002
       6,813,416     Pool AO3529..................................................     4.00%        06/01/42           7,212,013
          88,297     Pool AO4133..................................................     3.50%        06/01/42              91,416
         291,282     Pool AO6713..................................................     4.00%        06/01/42             309,153
       1,419,329     Pool AO8106..................................................     4.00%        08/01/42           1,501,396
         970,998     Pool AO8167..................................................     4.00%        09/01/42           1,027,822
         329,179     Pool AP0495..................................................     3.50%        08/01/42             340,036
         308,718     Pool AP1197..................................................     3.50%        09/01/42             318,912
       2,143,886     Pool AP2109..................................................     4.00%        08/01/32           2,273,231
          62,654     Pool AP4710..................................................     3.50%        08/01/42              64,737
          39,414     Pool AP4795..................................................     3.50%        09/01/42              40,716
         171,406     Pool AP5113..................................................     4.00%        09/01/42             181,667
         591,702     Pool AP7963..................................................     4.00%        09/01/42             629,377
         178,154     Pool AP8813..................................................     3.50%        11/01/42             184,078
       3,387,371     Pool AQ0411..................................................     3.50%        10/01/42           3,506,950
       1,508,975     Pool AQ0535..................................................     3.00%        11/01/42           1,518,478
       1,239,004     Pool AQ1534..................................................     3.50%        10/01/32           1,290,627
       1,675,943     Pool AQ1584..................................................     4.00%        11/01/42           1,787,713
       1,184,973     Pool AQ1607..................................................     3.50%        11/01/32           1,234,128
         638,686     Pool AQ3310..................................................     4.00%        11/01/42             675,806
       2,395,041     Pool AQ4086..................................................     4.00%        06/01/43           2,536,470


                        See Notes to Financial Statements                Page 29

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        102,773     Pool AQ9715..................................................     3.00%        01/01/43     $       103,136
         696,139     Pool AQ9999..................................................     3.00%        02/01/43             698,588
          69,189     Pool AR4445..................................................     3.00%        03/01/43              69,433
         523,020     Pool AR7961..................................................     3.50%        03/01/33             544,790
          24,176     Pool AS0225..................................................     4.00%        08/01/43              25,598
         518,449     Pool AS5236..................................................     4.00%        05/01/45             543,242
       1,854,346     Pool AS5515..................................................     3.50%        06/01/30           1,929,168
       1,375,374     Pool AS7211..................................................     3.00%        04/01/46           1,372,987
       2,918,057     Pool AS9194..................................................     4.50%        12/01/44           3,141,368
       1,622,741     Pool AS9244..................................................     4.50%        08/01/39           1,745,636
         232,335     Pool AT0332..................................................     3.00%        04/01/43             234,872
         974,636     Pool AT1747..................................................     3.00%        04/01/43             982,832
       4,335,752     Pool AT2720..................................................     3.00%        05/01/43           4,363,107
         276,995     Pool AT2887..................................................     3.50%        04/01/43             286,139
         947,740     Pool AT3892..................................................     3.00%        06/01/43             953,719
         597,025     Pool AT4180..................................................     3.50%        05/01/33             621,940
         367,367     Pool AT5914..................................................     3.50%        06/01/43             379,551
         189,489     Pool AT5915..................................................     4.00%        06/01/43             200,620
       1,052,596     Pool AT6303..................................................     4.00%        06/01/43           1,122,662
          71,816     Pool AT6306..................................................     4.00%        06/01/43              76,380
          78,889     Pool AT9657..................................................     4.00%        07/01/43              83,499
         347,913     Pool AU3751..................................................     4.00%        08/01/43             368,274
          77,299     Pool AU4386..................................................     4.00%        10/01/43              81,833
         238,562     Pool AU5787..................................................     4.50%        09/01/43             260,373
         955,930     Pool AU6278..................................................     5.00%        11/01/43           1,042,914
         155,444     Pool AU6743..................................................     4.00%        10/01/43             164,581
          41,431     Pool AW7401..................................................     5.00%        09/01/40              45,514
         304,244     Pool AX5312..................................................     4.00%        01/01/42             322,464
         524,959     Pool AX5443..................................................     5.00%        11/01/44             570,789
         956,123     Pool BA4113..................................................     3.00%        04/01/46             959,504
         640,165     Pool BC4490..................................................     5.00%        05/01/39             695,295
       5,151,517     Pool BH2633..................................................     5.00%        08/01/47           5,699,780
       2,448,041     Pool MA0443..................................................     5.00%        05/01/30           2,657,627
         856,796     Pool MA1125..................................................     4.00%        07/01/42             906,555
         799,319     Pool MA1177..................................................     3.50%        09/01/42             825,894
       1,257,405     Pool MA1213..................................................     3.50%        10/01/42           1,299,238
       2,325,059     Pool MA1217..................................................     4.00%        10/01/42           2,460,462
          82,624     Pool MA1222..................................................     4.00%        10/01/32              87,710
         122,154     Pool MA1228..................................................     3.00%        09/01/42             122,586
         550,647     Pool MA1251..................................................     3.50%        11/01/42             568,974
         180,281     Pool MA1328..................................................     3.50%        01/01/43             186,276
       7,326,168     Pool MA1373..................................................     3.50%        03/01/43           7,569,758
       2,894,630     Pool MA1404..................................................     3.50%        04/01/43           2,990,911
         429,586     Pool MA1437..................................................     3.50%        05/01/43             443,878
       2,470,555     Pool MA1463..................................................     3.50%        06/01/43           2,552,820
         448,264     Pool MA1508..................................................     3.50%        07/01/43             463,207
         913,097     Pool MA1510..................................................     4.00%        07/01/43             966,855
       1,687,586     Pool MA1546..................................................     3.50%        08/01/43           1,743,821
         136,294     Pool MA1591..................................................     4.50%        09/01/43             146,673
         931,198     Pool MA1629..................................................     4.50%        10/01/43           1,002,331
         148,109     Pool MA1664..................................................     4.50%        11/01/43             159,478


Page 30                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         72,044     Pool MA1711..................................................     4.50%        12/01/43     $        77,565
       1,180,931     Pool MA1866..................................................     4.50%        04/01/44           1,283,253
         966,201     Pool MA1900..................................................     4.50%        04/01/44           1,049,942
         640,559     Pool MA2024..................................................     4.00%        07/01/29             681,180
       1,765,633     Pool MA2099..................................................     3.50%        11/01/29           1,837,020
         835,784     Pool MA2454..................................................     3.50%        09/01/30             869,644
          15,722     Pool MA2509..................................................     3.00%        01/01/46              15,666
       2,543,438     Pool MA2695..................................................     4.00%        07/01/46           2,705,943
         643,815     Pool MA3123..................................................     5.00%        08/01/47             702,732
                  Government National Mortgage Association
         146,944     Pool 3149....................................................     6.00%        10/20/31             166,475
          91,941     Pool 3172....................................................     6.00%        12/20/31             104,295
         104,129     Pool 3227....................................................     6.00%        04/20/32             118,030
         796,731     Pool 3345....................................................     5.00%        02/20/33             880,382
         116,771     Pool 3389....................................................     5.00%        05/20/33             127,808
          40,366     Pool 3390....................................................     5.50%        05/20/33              45,107
         324,529     Pool 3428....................................................     5.00%        08/20/33             358,512
         100,558     Pool 3442....................................................     5.00%        09/20/33             111,381
          41,701     Pool 3459....................................................     5.50%        10/20/33              46,517
          20,769     Pool 3474....................................................     6.00%        11/20/33              23,691
         144,253     Pool 3487....................................................     5.00%        12/20/33             157,953
         297,114     Pool 3529....................................................     5.00%        03/20/34             325,235
         106,289     Pool 3555....................................................     5.00%        05/20/34             116,314
         161,695     Pool 3596....................................................     5.50%        08/20/34             180,335
         144,417     Pool 3786....................................................     5.50%        11/20/35             160,766
          99,452     Pool 3807....................................................     5.50%        01/20/36             110,282
         710,449     Pool 4251....................................................     5.50%        10/20/23             754,465
         290,660     Pool 487108..................................................     6.00%        04/15/29             330,083
         105,719     Pool 553144..................................................     5.50%        04/15/33             118,333
          61,124     Pool 589331..................................................     6.00%        10/15/22              65,126
         285,851     Pool 604338..................................................     5.00%        05/15/33             312,609
         247,441     Pool 604897..................................................     5.00%        12/15/33             270,535
         295,559     Pool 605389..................................................     5.00%        04/15/34             323,241
         496,100     Pool 615403..................................................     4.50%        08/15/33             540,348
          23,403     Pool 627123..................................................     5.50%        03/15/34              26,580
         150,457     Pool 638704..................................................     5.50%        11/15/36             168,655
         285,302     Pool 653143..................................................     4.90%        04/15/36             310,422
         443,386     Pool 658324..................................................     5.50%        03/15/37             496,047
         404,467     Pool 677190..................................................     5.00%        06/15/38             441,968
          47,311     Pool 687833..................................................     6.00%        08/15/38              53,224
          67,737     Pool 706840..................................................     4.50%        05/15/40              73,590
         218,018     Pool 706855..................................................     4.50%        09/15/40             236,798
         476,437     Pool 711483..................................................     4.00%        01/15/40             507,077
         196,777     Pool 711543..................................................     4.00%        11/15/40             209,505
       1,292,462     Pool 711563..................................................     4.50%        03/15/41           1,404,685
         611,458     Pool 723216..................................................     4.50%        08/15/40             660,740
         153,059     Pool 723248..................................................     5.00%        10/15/39             169,559
         609,846     Pool 724230..................................................     5.00%        08/15/39             672,706
         186,828     Pool 724267..................................................     5.00%        09/15/39             206,303
         441,098     Pool 724340..................................................     4.50%        09/15/39             479,273
         179,251     Pool 725272..................................................     4.50%        11/15/39             191,935


                        See Notes to Financial Statements                Page 31

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        123,078     Pool 726394..................................................     4.50%        10/15/39     $       133,734
         109,517     Pool 728921..................................................     4.50%        12/15/24             116,370
         464,252     Pool 733595..................................................     4.50%        04/15/40             504,321
         233,092     Pool 733733..................................................     5.00%        06/15/40             255,898
         233,105     Pool 736617..................................................     4.00%        12/15/35             246,537
       2,180,835     Pool 737673..................................................     4.50%        11/15/40           2,355,336
         446,247     Pool 737996..................................................     4.00%        02/15/41             475,716
         137,845     Pool 739341..................................................     3.50%        10/15/41             143,586
         356,768     Pool 743673..................................................     4.50%        07/15/40             387,923
         807,308     Pool 745478..................................................     5.00%        08/20/40             872,500
          60,643     Pool 748939..................................................     4.00%        09/20/40              64,586
         197,931     Pool 754384..................................................     4.50%        03/20/42             210,134
          29,286     Pool 781328..................................................     7.00%        09/15/31              31,114
         339,657     Pool 781623..................................................     5.00%        06/15/33             371,669
          85,865     Pool 781783..................................................     5.50%        08/15/19              87,649
         244,433     Pool 781824..................................................     5.50%        11/15/34             274,224
          25,920     Pool 781862..................................................     5.50%        01/15/35              29,071
         140,122     Pool 782070..................................................     7.00%        06/15/32             159,153
         397,686     Pool 782133..................................................     6.00%        01/15/22             419,170
         250,293     Pool 782259..................................................     5.00%        02/15/36             273,745
         131,479     Pool 782810..................................................     4.50%        11/15/39             142,668
         225,441     Pool 783091..................................................     5.50%        06/15/40             255,148
         154,201     Pool 783220..................................................     5.50%        09/15/24             164,208
         378,455     Pool 783375..................................................     5.00%        08/15/41             413,830
         534,090     Pool 783760..................................................     5.00%        02/15/42             584,014
         155,813     Pool AE6975..................................................     3.00%        08/20/43             158,066
         147,418     Pool AG8899..................................................     4.00%        12/20/43             155,178
       2,666,522     Pool AI6317..................................................     4.50%        06/20/44           2,829,122
       1,526,838     Pool AK2389..................................................     4.50%        11/20/44           1,638,983
       1,421,826     Pool AN4469..................................................     5.00%        12/15/40           1,553,865
       1,093,933     Pool AR8421..................................................     5.00%        10/20/41           1,175,564
       2,531,075     Pool BB1216..................................................     4.50%        06/20/47           2,771,759
       1,509,796     Pool BB4731..................................................     4.00%        07/20/47           1,595,065
       1,110,092     Pool BB4757..................................................     4.00%        08/20/47           1,178,103
         999,306     Pool BB4769..................................................     4.00%        08/20/47           1,060,532
         493,199     Pool MA2077..................................................     5.50%        07/20/44             544,021
          83,087     Pool MA2215..................................................     3.50%        09/20/44              85,349
         827,049     Pool MA2829..................................................     5.00%        05/20/45             889,442
         118,227     Pool MA3380..................................................     5.50%        01/20/46             131,543
         587,401     Pool MA3459..................................................     6.00%        08/20/39             654,420
         635,238     Pool MA3525..................................................     5.50%        03/20/46             713,743
         745,085     Pool MA3941..................................................     5.50%        09/20/46             819,748
       1,771,355     Pool MA4076..................................................     7.00%        01/20/39           2,082,734
                                                                                                                 ---------------
                                                                                                                     295,715,032
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................      625,230,227
                  (Cost $627,532,405)                                                                            ---------------


Page 32                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES -- 5.9%
                  AFC Trust
$         13,628     Series 1999-4, Class 3A, 1 Mo. LIBOR + 0.95% (a) (g).........     2.19%        12/26/29     $        13,664
                  Bear Stearns Asset-Backed Securities Trust
          27,368     Series 2002-1, Class 1A5 (f).................................     6.89%        12/25/34              27,568
         125,178     Series 2002-1, Class M1, 1 Mo. LIBOR + 1.20% (a).............     2.44%        12/25/34             124,901
          66,524     Series 2006-2, Class M1, 1 Mo. LIBOR + 0.42% (a).............     1.66%        07/25/36              66,701
                  BNC Mortgage Loan Trust
       5,368,569     Series 2007-1, Class A3, 1 Mo. LIBOR + 0.10% (a).............     1.34%        03/25/37           5,375,376
          11,640     Series 2007-2, Class A2, 1 Mo. LIBOR + 0.10% (a).............     1.34%        05/25/37              11,660
                  Centex Home Equity Loan Trust
             857     Series 2004-C, Class AF6 (f).................................     5.39%        06/25/34                 862
                  CIT Home Equity Loan Trust
         111,337     Series 2003-1, Class A6 (f)..................................     4.56%        10/20/32             113,681
                  Citicorp Residential Mortgage Trust
         168,181     Series 2007-2, Class A6 (f)..................................     5.25%        06/25/37             172,852
                  Citigroup Global Markets Mortgage Securities VII, Inc.
           5,165     Series 1998-AQ1, Class A6....................................     6.63%        06/25/28               5,236
                  Conseco Financial Corp.
           2,253     Series 1993-3, Class A7......................................     6.40%        10/15/18               2,259
                  Credit-Based Asset Servicing & Securitization LLC
          84,570     Series 2005-CB8, Class AF2 (f)...............................     3.86%        12/25/35              84,451
                  CWABS Revolving Home Equity Loan Trust
          25,716     Series 2004-E, Class 2A, 1 Mo. LIBOR + 0.26% (a).............     1.50%        06/15/29              24,767
          62,825     Series 2004-K, Class 2A, 1 Mo. LIBOR + 0.30% (a).............     1.54%        02/15/34              59,206
                  CWHEQ Home Equity Loan Trust
          89,727     Series 2007-S2, Class A3 (c).................................     5.81%        05/25/37              89,797
          71,190     Series 2007-S2, Class A6.....................................     5.78%        05/25/37              72,787
                  Equity One Mortgage Pass-Through Trust
         118,365     Series 2004-1, Class AF4.....................................     4.15%        04/25/34             118,421
                  First Alliance Mortgage Loan Trust
          66,070     Series 1999-1, Class A1 (f)..................................     7.18%        06/20/30              66,413
                  First Franklin Mortgage Loan Trust
         136,030     Series 2004-FF2, Class M2, 1 Mo. LIBOR + 0.75% (a)...........     1.99%        03/25/34             134,035
                  GMACM Home Equity Loan Trust
         122,839     Series 2000-HE2, Class A1, 1 Mo. LIBOR + 0.44% (a)...........     1.68%        06/25/30             106,791
         431,963     Series 2004-HE1, Class A3, 1 Mo. LIBOR + 0.50% (a)...........     1.74%        06/25/34             415,668
                  GreenPoint Home Equity Loan Trust
          71,807     Series 2004-3, Class A, 1 Mo. LIBOR + 0.46% (a)..............     1.70%        03/15/35              70,228
                  GSAA Home Equity Trust
          87,422     Series 2004-8, Class A3A, 1 Mo. LIBOR + 0.74% (a)............     1.98%        09/25/34              87,588
                  GSAMP Trust
         177,695     Series 2005-SEA2, Class A1, 1 Mo. LIBOR + 0.35% (a) (g)......     1.59%        01/25/45             177,518
                  Long Beach Mortgage Loan Trust
          22,296     Series 2006-WL1, Class 1A3, 1 Mo. LIBOR + 0.33% (a)..........     1.57%        01/25/46              22,398
                  Morgan Stanley Dean Witter Capital I, Inc. Trust
           3,154     Series 2003-NC2, Class M2, 1 Mo. LIBOR + 3.00% (a)...........     4.24%        02/25/33               3,129
                  New Century Home Equity Loan Trust
          63,926     Series 2003-5, Class AI7 (a) (e).............................     5.13%        11/25/33              65,529
                  Park Place Securities, Inc. Asset-Backed Pass-Through
                     Certificates
       6,996,580     Series 2004-WCW2, Class M2, 1 Mo. LIBOR + 0.98% (a)..........     2.21%        10/25/34           7,038,843
                  Pretium Mortgage Credit Partners LLC
       7,077,816     Series 2017-NPL4, Class A1(f) (g)............................     3.25%        08/27/32           7,131,028
                  RASC Trust
           5,931     Series 2004-KS1, Class AI6...................................     4.27%        02/25/34               5,926


                        See Notes to Financial Statements                Page 33

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)
                  Renaissance Home Equity Loan Trust
$         53,240     Series 2004-4, Class AF4 (f).................................     4.88%        02/25/35     $        53,628
          15,964     Series 2005-4, Class A3 (f)..................................     5.57%        02/25/36              16,028
                  Residential Asset Mortgage Products, Inc. Trust
         272,000     Series 2002-RS5, Class AI6...................................     4.75%        09/25/32             272,816
                  Saxon Asset Securities Trust
          30,915     Series 2003-1, Class AF6 (f).................................     4.77%        06/25/33              31,207
          23,566     Series 2004-2, Class MV3, 1 Mo. LIBOR + 1.91% (a)............     3.14%        08/25/35              23,489
                  Structured Asset Securities Corp. Mortgage Pass-Through
                     Certificates
          18,103     Series 2004-23XS, Class 1A4 (f)..............................     5.22%        01/25/35              18,453
                  Terwin Mortgage Trust
          18,802     Series 2006-5, Class 2A2, 1 Mo. LIBOR + 0.21% (a) (g)........     1.45%        06/25/37              18,694
                  UCFC Home Equity Loan Trust
         282,165     Series 1998-D, Class MF1.....................................     6.91%        04/15/30             292,398
                  VOLT LLC
          93,487     Series 2014-NP11, Class A1 (f) (g)...........................     3.88%        04/25/55              93,735
          20,688     Series 2015-NPL4, Class A1 (f) (g)...........................     3.50%        02/25/55              20,801
         253,574     Series 2015-NPL6, Class A1 (f) (g)...........................     3.50%        02/25/55             255,447
       8,759,746     Series 2015-NPL8, Class A1 (f) (g)...........................     3.50%        06/26/45           8,780,483
          40,962     Series 2015-NP14, Class A1 (f) (g)...........................     4.38%        11/27/45              41,224
       1,486,616     Series 2017-NPL2, Class A1 (f) (g)...........................     3.50%        03/25/47           1,500,781
       1,270,044     Series 2017-NPL3, Class A1 (f) (g)...........................     3.50%        03/25/47           1,282,607
       1,328,331     Series 2017-NPL4, Class A1 (f) (g)...........................     3.38%        04/25/47           1,340,589
       3,932,853     Series 2017-NPL7, Class A1 (f) (g)...........................     3.25%        04/25/59           3,962,964
       5,246,649     Series 2017-NPL8, Class A1 (f) (g)...........................     3.13%        06/25/47           5,274,455
       4,964,631     Series 2017-NPL9, Class A1 (f) (g)...........................     3.13%        09/25/47           4,966,145
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................       49,935,227
                  (Cost $49,731,418)                                                                             ---------------

MORTGAGE-BACKED SECURITIES -- 5.3%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.3%
                  Adjustable Rate Mortgage Trust
          29,281     Series 2004-1, Class 2A1 (c).................................     3.49%        01/25/35              29,611
       2,123,304     Series 2005-5, Class 6A21, 1 Mo. LIBOR + 0.23% (a)...........     1.47%        09/25/35           2,124,410
                  Alternative Loan Trust
         490,816     Series 2003-9T1, Class A7....................................     5.50%        07/25/33             500,920
         115,171     Series 2003-J3, Class 2A1....................................     6.25%        12/25/33             118,290
           4,277     Series 2004-3T1, Class A3....................................     5.00%        05/25/34               4,285
          49,305     Series 2004-J5, Class 2A3, 1 Mo. LIBOR + 1.00% (a)...........     2.24%        08/25/34              49,787
             437     Series 2004-J8, Class 4A1....................................     6.00%        02/25/17                 448
                  American Home Mortgage Investment Trust
           8,306     Series 2004-3, Class 6A1 (f).................................     4.82%        10/25/34               8,433
                  ASG Resecuritization Trust
          70,207     Series 2009-3, Class A65 (c) (g).............................     2.86%        03/26/37              70,545
                  Banc of America Funding Corp.
          62,133     Series 2008-R2, Class 1A2 (g)................................     6.00%        09/25/37              63,974
                  Banc of America Funding Trust
           1,691     Series 2003-3, Class 2A1.....................................     4.75%        10/25/18               1,695
           2,726     Series 2005-2, Class 2A4.....................................     5.75%        04/25/35               2,912
                  Banc of America Mortgage Trust
          68,568     Series 2005-11, Class 2A1....................................     5.25%        12/25/20              68,804
         612,708     Series 2005-A, Class 2A2 (c).................................     3.47%        02/25/35             607,899


Page 34                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  BCAP LLC Trust
$        806,310     Series 2009-RR5, Class 6A2 (c) (g)...........................     3.58%        02/26/37     $       805,720
          63,838     Series 2009-RR5, Class 8A1 (g)...............................     5.50%        11/26/34              64,887
          19,010     Series 2009-RR6, Class 2A1 (c) (g)...........................     3.46%        08/26/35              19,024
          97,232     Series 2009-RR6, Class 3A1 (c) (g)...........................     3.52%        12/26/37              97,357
           4,390     Series 2009-RR14, Class 1A1 (c) (g)..........................     6.00%        05/26/37               4,424
         129,546     Series 2011-R11, Class 20A5  (c) (g).........................     3.53%        03/26/35             130,284
                  CHL Mortgage Pass-Through Trust
          89,000     Series 2004-8, Class 1A7.....................................     5.75%        07/25/34              91,617
         494,807     Series 2004-8, Class 2A1.....................................     4.50%        06/25/19             501,870
           8,236     Series 2004-J1, Class 2A1....................................     4.75%        01/25/19               8,276
             671     Series 2004-J5, Class A3.....................................     5.50%        07/25/34                 672
          56,263     Series 2005-5, Class A2......................................     5.50%        03/25/35              56,289
                  Citigroup Global Markets Mortgage Securities VII, Inc.
             598     Series 2003-UP2, Class PO1, PO...............................     (b)          12/25/18                 542
                  Citigroup Mortgage Loan Trust
           9,954     Series 2003-1, Class WA2.....................................     6.50%        06/25/31              10,197
         124,227     Series 2009-6, Class 6A1, 1 Mo. LIBOR + 0.25% (a) (g)........     1.49%        07/25/36             127,626
          16,694     Series 2009-6, Class 11A1, 1 Mo. LIBOR + 0.35% (a) (g).......     1.59%        05/25/37              17,013
          83,791     Series 2010-3, Class 5A1 (g).................................     5.00%        10/25/35              84,230
                  Credit Suisse First Boston Mortgage Securities Corp.
           3,912     Series 2003-11, Class 1A39...................................     5.25%        06/25/33               3,961
           3,068     Series 2003-25, Class 2A1....................................     4.50%        10/25/18               3,067
          39,589     Series 2003-27, Class 6A1....................................     5.00%        11/25/18              39,990
          27,076     Series 2003-AR18, Class 2A3 (c)..............................     3.02%        07/25/33              27,156
          17,318     Series 2003-AR20, Class 2A1 (c)..............................     3.33%        08/25/33              17,471
           6,109     Series 2004-3, Class 2A1.....................................     5.00%        04/25/19               6,135
          12,138     Series 2004-5, Class 2A1.....................................     5.00%        08/25/19              12,229
          12,912     Series 2004-AR8, Class 2A1 (c)...............................     3.35%        09/25/34              12,911
         145,414     Series 2005-5, Class 3A2, 1 Mo. LIBOR + 0.30% (a)............     1.54%        07/25/35             140,908
           4,000     Series 2005-7, Class 1A5.....................................     5.15%        08/25/35               4,197
                  Credit Suisse Mortgage Capital Certificates
         476,036     Series 2009-12R, Class 6A1 (g)...............................     6.00%        05/27/37             489,903
         829,878     Series 2009-12R, Class 15A1 (g)..............................     6.00%        05/27/36             833,800
                  CSFB Mortgage-Backed Pass-Through Certificates
          80,136     Series 2004-AR4, Class 5A2, 1 Mo. LIBOR + 0.74% (a)..........     1.98%        05/25/34              79,540
                  CSFB Mortgage-Backed Trust
           3,495     Series 2004-7, Class 6A1.....................................     5.25%        10/25/19               3,537
                  CSMC
          36,374     Series 2009-8R, Class 5A1 (c) (g)............................     3.53%        05/26/37              36,547
         116,656     Series 2009-13R, Class 3A1 (c) (g)...........................     3.25%        11/26/36             116,578
          36,255     Series 2009-15R, Class 2A1 (c) (g)...........................     3.42%        10/26/36              36,680
       2,873,071     Series 2017-HL1, Class A3 (g)................................     3.50%        06/25/47           2,937,067
      20,000,000     Series 2017-HL2, Class A3 (g)................................     3.50%        10/25/47          20,300,000
                  Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
          10,898     Series 2005-3, Class 1A1 (c).................................     3.47%        06/25/20              10,537
                  Deutsche Mortgage Securities, Inc. REMIC Trust
         350,722     Series 2010-RS1, Class A1 (g)................................     6.00%        10/25/35             354,962
                  FDIC Guaranteed Notes Trust
          49,928     Series 2010-S2, Class 3A, 1 Mo. LIBOR + 0.70% (a) (g)........     1.94%        12/29/45              50,010
                  GMACM Mortgage Loan Trust
           4,814     Series 2003-J10, Class A1....................................     4.75%        01/25/19               4,816


                        See Notes to Financial Statements                Page 35

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  GSMSC Pass-Through Trust
$         60,798     Series 2009-3R, Class 2A1 (c) (g)..........................        3.99%      07/25/35    $         60,961
                  GSR Mortgage Loan Trust
          58,175     Series 2004-8F, Class 2A3..................................        6.00%      09/25/34              60,017
         567,968     Series 2004-12, Class 3A6 (c)..............................        3.57%      12/25/34             572,965
                  HomeBanc Mortgage Trust
       2,243,564     Series 2005-2, Class M1, 1 Mo. LIBOR + 0.68% (a)...........        1.91%      05/25/25           2,245,580
                  Impac CMB Trust
         159,281     Series 2003-4, Class 1A1, 1 Mo. LIBOR + 0.64% (a)..........        1.88%      10/25/33             157,173
         751,565     Series 2004-6, Class M3, 1 Mo. LIBOR + 1.05% (a)...........        2.29%      10/25/34             707,001
                  Jefferies Resecuritization Trust
          13,165     Series 2009-R2, Class 2A (e) (g)...........................        3.65%      12/26/37              13,226
                  JP Morgan Resecuritization Trust
         687,851     Series 2009-7, Class 2A1 (g)...............................        6.00%      02/27/37             693,144
          35,174     Series 2009-7, Class 5A1 (g)...............................        6.00%      02/27/37              35,172
         308,565     Series 2009-7, Class 11A1  (c) (g).........................        3.62%      09/27/36             317,533
         853,154     Series 2009-7, Class 17A1  (c) (g).........................        8.60%      07/27/37             856,524
           3,709     Series 2010-2, Class 3A3 (g)...............................        6.00%      07/26/36               3,709
         180,009     Series 2010-4, Class 4A2 (c) (g)...........................        2.95%      09/26/35             180,000
                  JPMorgan Mortgage Trust
          20,625     Series 2004-S1, Class 1A2..................................        4.50%      09/25/34              20,879
          45,254     Series 2004-S2, Class 5A1..................................        5.50%      12/25/19              43,842
         210,681     Series 2014-IVR3, Class 2A1 (c) (g)........................        3.00%      09/25/44             212,852
                  MASTR Alternative Loan Trust
          13,051     Series 2004-5, Class 4A1...................................        5.50%      07/25/19              13,251
          21,320     Series 2004-5, Class 5A1...................................        4.75%      06/25/19              21,415
           1,583     Series 2004-8, Class 7A1...................................        5.00%      09/25/19               1,597
           9,447     Series 2004-13, Class 8A1..................................        5.50%      01/25/25               9,589
                  MASTR Asset Securitization Trust
         265,274     Series 2003-11, Class 7A5..................................        5.25%      12/25/33             269,026
         537,964     Series 2003-12, Class 1A1..................................        5.25%      12/25/24             546,698
          79,698     Series 2003-12, Class 1A2..................................        5.25%      12/25/24              78,954
          18,611     Series 2004-1, Class 30PO, PO..............................         (b)       02/25/34              15,882
          72,483     Series 2004-3, Class 1A3...................................        5.25%      03/25/24              73,290
              20     Series 2004-11, Class 5A3..................................        5.75%      12/25/34                  20
                  MASTR Seasoned Securitization Trust
          80,614     Series 2005-1, Class 3A1 (c)...............................        3.39%      10/25/32              80,800
           2,445     Series 2005-2, Class 3A1...................................        6.00%      11/25/17               2,455
                  Merrill Lynch Mortgage Investors Trust MLCC
          10,662     Series 2003-H, Class A3A (c)...............................        2.91%      01/25/29              10,672
                  New Residential Mortgage Loan Trust
         354,692     Series 2014-2A, Class A3 (g)...............................        3.75%      05/25/54             362,873
                  Nomura Asset Acceptance Corp. Alternative Loan Trust
          38,276     Series 2004-AP3, Class A6 (f)..............................        5.29%      10/25/34              39,281
          16,093     Series 2005-WF1, Class 2A5 (f).............................        5.16%      03/25/35              16,659
                  Prime Mortgage Trust
           1,000     Series 2003-3, Class A6....................................        5.50%      01/25/34               1,035
          16,537     Series 2004-1, Class 2A1...................................        4.50%      08/25/34              16,633
         195,164     Series 2004-2, Class A2....................................        4.75%      11/25/19             195,870
         424,361     Series 2004-2, Class A6....................................        5.00%      11/25/19             427,149
                  RBSSP Resecuritization Trust
         163,899     Series 2009-6, Class 7A4, 1 Mo. LIBOR + 0.35%,
                        0.00% Floor (a) (g).....................................        0.00%      07/26/36             163,943


Page 36                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  RBSSP Resecuritization Trust (Continued)
$        826,029     Series 2009-6, Class 9A4, 1 Mo. LIBOR + 0.45% (a) (g)........     1.69%        11/26/36     $       812,999
         244,711     Series 2009-6, Class 11A4, 1 Mo. LIBOR + 0.42% (a) (g).......     1.66%        08/26/36             241,102
         102,894     Series 2009-12, Class 15A1 (c) (g)...........................     3.19%        10/26/35             104,406
          25,887     Series 2009-12, Class 17A1 (c) (g)...........................     3.03%        10/25/35              26,185
                  Residential Accredit Loans, Inc.
          31,354     Series 2003-QS20, Class CB...................................     5.00%        11/25/18              31,588
                  Residential Asset Securitization Trust
             763     Series 2004-A3, Class A4.....................................     5.25%        06/25/34                 771
                  RFMSI Trust
          20,238     Series 2003-S14, Class A5, 1 Mo. LIBOR + 0.40% (a)...........     1.64%        07/25/18              20,081
          27,592     Series 2003-S15, Class A1....................................     4.50%        08/25/18              27,705
          74,423     Series 2005-S3, Class A1.....................................     4.75%        03/25/20              74,893
                  Sequoia Mortgage Trust 4
       1,197,037     Series 2000-4, Class A, 1 Mo. LIBOR + 0.72% (a)..............     1.96%        11/22/24           1,192,692
                  Structured Asset Securities Corp.
           3,216     Series 2004-4XS, Class A3A (f)...............................     5.39%        02/25/34               3,278
                  Structured Asset Securities Corp. Mortgage Loan Trust
          47,070     Series 2002-9, Class A2, 1 Mo. LIBOR + 0.60% (a).............     1.84%        10/25/27              46,546
                  Structured Asset Securities Corp. Mortgage Pass-Through
                     Certificates
         112,289     Series 2004-11XS, Class 1A6 (f)..............................     5.49%        06/25/34             114,837
         187,352     Series 2004-S3, Class M1, 1 Mo. LIBOR + 0.98% (a)............     2.21%        11/25/34             187,552
                  WaMu Mortgage Pass-Through Certificates Trust
          38,742     Series 2003-S3, Class 3A1....................................     5.50%        05/25/33              41,264
          11,409     Series 2003-S5, Class 2A.....................................     5.00%        06/25/18              11,449
          13,572     Series 2003-S6, Class 2A1....................................     5.00%        07/25/18              13,641
           5,657     Series 2003-S7, Class A1.....................................     4.50%        08/25/18               5,673
         357,013     Series 2003-S12, Class 3A....................................     5.00%        11/25/18             360,873
          14,857     Series 2004-CB2, Class 5A....................................     5.00%        07/25/19              14,975
           5,144     Series 2004-CB3, Class 3A....................................     5.50%        10/25/19               5,203
           2,802     Series 2004-RS1, Class A11...................................     5.50%        11/25/33               2,944
                  Washington Mutual MSC Mortgage Pass-Through Certificates Trust
           2,642     Series 2003-MS1, Class CB4 (c) (g)...........................     5.24%        02/25/18               2,636
           3,466     Series 2003-MS3, Class 2A1...................................     5.25%        03/25/18               3,473
                  Wells Fargo Alternative Loan Trust
           1,021     Series 2007-PA5, Class 2A1...................................     6.00%        11/25/22               1,022
                  Wells Fargo Mortgage Backed Securities Trust
           7,180     Series 2004-K, Class 2A12 (c)................................     3.47%        07/25/34               7,378
         135,197     Series 2004-L, Class A8 (c)..................................     3.47%        07/25/34             139,063
         217,117     Series 2004-X, Class 1A1 (c).................................     3.60%        11/25/34             219,566
         253,510     Series 2005-2, Class 2A1.....................................     4.75%        04/25/20             257,572
         700,959     Series 2005-AR4, Class 1A3 (c)...............................     3.24%        04/25/35             712,248
          92,439     Series 2005-AR10, Class 2A2 (c)..............................     3.37%        06/25/35              94,989
         188,341     Series 2005-AR16, Class 4A2 (c)..............................     3.46%        10/25/35             188,911
         118,430     Series 2007-14, Class 2A2....................................     5.50%        10/25/22             121,465
                  WinWater Mortgage Loan Trust
          98,964     Series 2015-A, Class A5 (e) (g)..............................     3.50%        06/20/45             100,906
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................       44,911,599
                  (Cost $44,692,380)                                                                             ---------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 2.4%
                  CAPITAL MARKETS -- 2.4%
          73,284  iShares 20+ Year Treasury Bond ETF...........................................................  $     9,120,927
         104,502  iShares 7-10 Year Treasury Bond ETF..........................................................       11,093,932
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................       20,214,859
                  (Cost $20,167,625)                                                                             ---------------

MONEY MARKET FUNDS -- 12.2%
     103,051,261  Morgan Stanley Institutional Liquidity Fund - Treasury
                     Portfolio - Institutional Class - 0.93% (h)...............................................      103,051,261
                  (Cost $103,051,261)                                                                            ---------------

                  TOTAL INVESTMENTS -- 99.6%...................................................................      843,343,173
                  (Cost $845,175,089) (i)                                                                        ---------------


   NUMBER OF                                                            NOTIONAL     EXERCISE      EXPIRATION
   CONTRACTS                          DESCRIPTION                        AMOUNT        PRICE          DATE            VALUE
----------------  ---------------------------------------------------  -----------  -----------  --------------  ---------------
CALL OPTIONS PURCHASED -- 0.0%
              40  U.S. Treasury Long Bond Futures Call...............  $ 6,098,750  $    154.00     Dec 2017              22,500
              35  U.S. Treasury Long Bond Futures Call...............    4,372,812       125.00     Dec 2017              15,860
               5  U.S. Treasury Long Bond Futures Call...............      762,344       153.00     Dec 2017               4,609
                                                                                                                 ---------------
                  TOTAL CALL OPTIONS PURCHASED.................................................................           42,969
                  (Cost $75,711)                                                                                 ---------------


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT -- (14.0%)
                  Federal National Mortgage Association
$   (66,500,000)     Pool TBA (j).................................................     3.00%        11/14/42         (66,541,565)
    (20,000,000)     Pool TBA.....................................................     3.50%        11/01/25         (20,778,124)
    (12,000,000)     Pool TBA (j).................................................     3.50%        11/01/41         (12,337,031)
     (6,000,000)     Pool TBA (j).................................................     4.00%        11/15/41          (6,298,125)
    (12,000,000)     Pool TBA (j).................................................     4.50%        11/15/33         (12,832,501)
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT...........................     (118,787,346)
                  (Proceeds $118,705,547)                                                                        ---------------

                  NET OTHER ASSETS AND LIABILITIES -- 14.4%....................................................      121,723,182
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $   846,321,978
                                                                                                                 ===============


FUTURES CONTRACTS AT OCTOBER 31, 2017 (see Note 2D - Futures Contracts in the Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                        NUMBER OF   EXPIRATION      NOTIONAL     (DEPRECIATION)/
                   FUTURES CONTRACTS                       POSITION     CONTRACTS      DATE          VALUE            VALUE
--------------------------------------------------------  -----------  -----------  -----------  --------------  ---------------
U.S. 2-Year Treasury Notes                                   Short         40        Dec-2017    $   (8,614,375) $         1,706
U.S. 10-Year Treasury Notes                                  Short         204       Dec-2017       (25,487,250)         355,194
U.S. Treasury Long Bond Futures                              Short         139       Dec-2017       (21,193,156)         205,376
                                                                                                 --------------  ---------------
                                                                                                    (55,294,781)         562,276
                                                                                                 --------------  ---------------
U.S. 5-Year Treasury Notes                                   Long          290       Dec-2017        33,984,375          (31,599)
U.S. 10-Year Ultra Treasury Notes                            Long           2        Dec-2017           267,844             (969)
                                                                                                 --------------  ---------------
                                                                                                     34,252,219          (32,568)
                                                                                                 --------------  ---------------
                                                                                                 $  (21,042,562) $       529,708
                                                                                                 ==============  ===============


Page 38                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

-----------------------------

(a)   Floating or variable rate security.

(b)   Zero coupon security.

(c) Collateral Strip Rate bond. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(d)   Inverse floating rate security.

(e) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f) Step security. The coupon rate is determined based on the underlying investments. The coupon rate resets periodically.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $65,688,937 or 7.8% of net assets.

(h)   Rate shown reflects yield as of October 31, 2017.

(i) Aggregate cost for federal income tax purposes is $726,031,407. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,336,662 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,239,565. The net unrealized depreciation was $902,903. The amounts presented are inclusive of derivative contracts.

(j) All or portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

STRIPS - Separate Trading of Registered Interest and Principal of Securities

TBA   - To-Be-Announced Security


                        See Notes to Financial Statements                Page 39

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                 ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2017           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $   625,230,227    $            --    $   625,230,227    $            --
Asset-Backed Securities...............................       49,935,227                 --         49,935,227                 --
Mortgage-Backed Securities............................       44,911,599                 --         44,911,599                 --
Exchange-Traded Funds*................................       20,214,859         20,214,859                 --                 --
Money Market Funds....................................      103,051,261        103,051,261                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................      843,343,173        123,266,120        720,077,053                 --
Call Options Purchased................................           42,969             42,969                 --                 --
Futures Contracts**...................................          562,276            562,276                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $   843,948,418    $   123,871,365    $   720,077,053    $            --
                                                        ===============    ===============    ===============    ===============


                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2017           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Futures Contracts**...................................  $       (32,568)   $       (32,568)   $            --    $            --
U.S. Government Agency Mortgage-Backed Securities
   Sold Short.........................................     (118,787,346)                --       (118,787,346)                --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $  (118,819,914)   $       (32,568)   $  (118,787,346)   $            --
                                                        ===============    ===============    ===============    ===============

*     See Portfolio of Investments for industry breakout.

** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 40                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value.....................................................   $  843,343,173
Options contracts purchased, at value.....................................           42,969
Cash segregated as collateral for open futures contracts..................        3,650,013
Receivables:
   Investment securities sold.............................................      146,728,152
   Interest...............................................................        3,041,598
   Dividends..............................................................           92,432
   Variation margin.......................................................           26,219
                                                                             --------------
   Total Assets...........................................................      996,924,556
                                                                             --------------

LIABILITIES:
Investments sold short, at value (proceeds $118,705,547)..................      118,787,346
Due to custodian..........................................................           47,988
Payables:
   Investment securities purchased........................................       29,373,978
   Distributions payable..................................................        1,909,375
   Investment advisory fees...............................................          450,376
   Variation margin.......................................................           33,515
                                                                             --------------
   Total Liabilities......................................................      150,602,578
                                                                             --------------
NET ASSETS................................................................   $  846,321,978
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $  848,970,756
Par value.................................................................          163,500
Accumulated net investment income (loss)..................................         (214,562)
Accumulated net realized gain (loss) on investments, investments sold
   short, futures contracts and options contracts ........................       (1,180,967)
Net unrealized appreciation (depreciation) on investments, investments
   sold short, futures contracts and options contracts....................       (1,416,749)
                                                                             --------------
NET ASSETS................................................................   $  846,321,978
                                                                             ==============
NET ASSET VALUE, per share................................................   $        51.76
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,......
   par value $0.01 per share).............................................       16,350,002
                                                                             ==============
Investments, at cost......................................................   $  845,175,089
                                                                             ==============
Premiums paid on options contracts purchased..............................   $       75,711
                                                                             ==============


                        See Notes to Financial Statements                Page 41

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest..................................................................   $   14,469,232
Dividends.................................................................          672,861
                                                                             --------------
   Total investment income................................................       15,142,093
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................        3,450,786
Excise tax................................................................            4,038
                                                                             --------------
   Total expenses.........................................................        3,454,824
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       11,687,269
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................         (390,304)
   Investments sold short.................................................         (783,509)
   Futures contracts......................................................        1,452,365
   Purchased options contracts............................................         (830,134)
   Written options contracts..............................................           56,768
                                                                             --------------
   Net realized gain (loss)...............................................         (494,814)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................       (4,857,104)
   Investments sold short.................................................          (70,861)
   Futures contracts......................................................          161,173
   Purchased options contracts............................................           (7,300)
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................       (4,774,092)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (5,268,906)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $    6,418,363
                                                                             ==============


Page 42                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR               YEAR
                                                                              ENDED              ENDED
                                                                            10/31/2017         10/31/2016
                                                                          --------------     --------------
OPERATIONS:
Net investment income (loss)...........................................   $   11,687,269     $    1,226,764
Net realized gain (loss)...............................................         (494,814)          (108,029)
Net change in unrealized appreciation (depreciation)...................       (4,774,092)         3,231,788
                                                                          --------------     --------------
Net increase (decrease) in net assets resulting from operations........        6,418,363          4,350,523
                                                                          --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................      (11,905,823)        (1,801,753)
Net realized gains.....................................................         (176,819)                --
Return of capital......................................................       (2,645,986)                --
                                                                          --------------     --------------
Total distributions to shareholders....................................      (14,728,628)        (1,801,753)
                                                                          --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................      589,263,440        257,972,827
Cost of shares redeemed................................................       (5,217,474)                --
                                                                          --------------     --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................      584,045,966        257,972,827
                                                                          --------------     --------------
Total increase (decrease) in net assets................................      575,735,701        260,521,597

NET ASSETS:
Beginning of period....................................................      270,586,277         10,064,680
                                                                          --------------     --------------
End of period..........................................................   $  846,321,978     $  270,586,277
                                                                          ==============     ==============
Accumulated net investment income (loss) at end of period..............   $     (214,562)    $           --
                                                                          ==============     ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................        5,150,002            200,002
Shares sold............................................................       11,300,000          4,950,000
Shares redeemed........................................................         (100,000)                --
                                                                          --------------     --------------
Shares outstanding, end of period......................................       16,350,002          5,150,002
                                                                          ==============     ==============


                        See Notes to Financial Statements                Page 43

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              FOR THE PERIOD
                                                                  YEAR ENDED OCTOBER 31,      11/4/2014 (a)
                                                              ------------------------------     THROUGH
                                                                   2017            2016         10/31/2015
                                                              --------------  --------------  --------------
Net asset value, beginning of period .......................    $    52.54      $    50.32      $    50.00
                                                                ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................          1.13            1.31            1.23 (b)
Net realized and unrealized gain (loss) ....................         (0.50)           2.41            0.55
                                                                ----------      ----------      ----------
Total from investment operations ...........................          0.63            3.72            1.78
                                                                ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................................         (1.14)          (1.50)          (1.46)
Net realized gain...........................................         (0.02)             --              --
Return of capital...........................................         (0.25)             --              --
                                                                ----------      ----------      ----------
Total distributions.........................................         (1.41)          (1.50)          (1.46)
                                                                ----------      ----------      ----------
Net asset value, end of period .............................    $    51.76      $    52.54      $    50.32
                                                                ==========      ==========      ==========
TOTAL RETURN (c)............................................          1.22%           7.49%           3.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $  846,322      $  270,586      $   10,065
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets ..............          0.65%           0.65%           0.65% (d)
Ratio of net investment income (loss) to average net assets           2.20%           2.06%           2.55% (d)
Portfolio turnover rate (e).................................           190% (f)         92%            157%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(f)   The portfolio turnover rate not including mortgage dollar rolls was 97%.


Page 44                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), which trades under the ticker "LMBS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, such as ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"). The Fund may also invest in to-be-announced transactions ("TBA Transactions"). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the Fund targets an estimated effective duration of three years or less. The Fund is non-diversified.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

         1) benchmark yields;
         2) reported trades;
         3) broker/dealer quotes;
         4) issuer spreads;
         5) benchmark securities;
         6) bids and offers; and
         7) reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

         1) the credit conditions in the relevant market and changes thereto;
         2) the liquidity conditions in the relevant market and changes thereto;
         3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
         4) issuer-specific conditions (such as significant credit deterioration); and
         5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

         1) the fundamental business data relating to the issuer;
         2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
         3) the type, size and cost of a security;


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

         4) the financial statements of the issuer;
         5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
         6) the information as to any transactions in or offers for the security;
         7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;
         8) the coupon payments;
         9) the quality, value and salability of collateral, if any, securing the security;
        10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
        11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
        12) other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2017, the Fund had no when-issued or delayed-delivery securities. At October 31, 2017, the Fund held $88,728,987 of forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk. The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchase and sale in the Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

J. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

Distributions paid from:                            2017              2016
Ordinary income..............................  $    9,996,448    $    1,801,753
Capital gain.................................         176,819                --
Return of capital............................       2,645,986                --

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................  $   (1,909,375)
Accumulated capital and other gain (loss)....              --
Net unrealized appreciation (depreciation)...        (902,903)

K. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:


                                 ACCUMULATED
           ACCUMULATED           NET REALIZED
          NET INVESTMENT         GAIN (LOSS)
          INCOME (LOSS)         ON INVESTMENTS       PAID-IN CAPITAL
       --------------------  --------------------  --------------------
              $3,992               $218,934             $(222,926)


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

L. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

M. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Porfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

N. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


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               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017


                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2017, were $565,522,968 and $267,452,924, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2017, were $150,788,084 and $175,204,027, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were $552,198,368 and $659,200,094, respectively.

For the fiscal year ended October 31, 2017, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                     ASSET DERIVATIVES                      LIABILITY DERIVATIVES
                          ---------------------------------------   -------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION        VALUE        LIABILITIES LOCATION       VALUE
-----------   ---------   ----------------------------  ---------   --------------------------  ---------
Futures       Interest    Unrealized appreciation                   Unrealized depreciation
              Rate Risk   on futures contracts*         $ 562,276   on futures contracts*       $  32,568

Options       Interest    Options contracts purchased,              Options contracts written,
              Rate Risk   at value                         42,969   at value                           --

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                                INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
Futures contracts                                                  $ 1,452,365
Purchased options contracts                                           (830,134)
Written options contracts                                               56,768
Net change in unrealized appreciation (depreciation) on:
Futures contracts                                                      161,173
Purchased options contracts                                             (7,300)

For the fiscal year ended October 31, 2017, the notional value of futures contracts opened and closed were $1,205,250,066 and $1,235,519,065, respectively.

During the fiscal year ended October 31, 2017, the premiums for purchased options contracts opened were $950,127 and the premiums for purchased options contracts closed, exercised and expired were $950,874.

During the fiscal year ended October 31, 2017, the premiums for written options contracts opened were $236,192, and the premiums for written options contracts closed, exercised and expired were $236,192.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2017

in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. Effective October 10, 2017, the Fund was removed from BNYM Line of Credit. Prior to February 3, 2017, the BNYM Line of Credit was $135 million. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accessed the credit line, there would have been an interest fee charged. The Fund did not have any borrowings during the period ended October 9, 2017.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


                                                                         Page 53


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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST LOW DURATION OPPORTUNITIES ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Low Duration Opportunities ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Low Duration Opportunities ETF as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended October 31, 2017 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------     ----------------------------
                    0.00%                            0.00%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a mortgage dollar roll, TBA Transaction, derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBERSECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as


                                                                         Page 55


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Mortgage-Related Investments are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.


Page 56


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

MORTGAGE-RELATED INVESTMENTS RISK. The Fund invests in Mortgage-Related Investments, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the Mortgage-Related Investments market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-Related Investments are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure. Mortgage-Related Investments may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the Mortgage-Related Investments market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, FNMA, FHLMC and GNMA.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

PREPAYMENT RISK. Mortgage-Related Investments are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements, including mortgage dollar rolls and TBA Transactions, may be subject to market and credit risk with respect to the collateral securing the agreements. Investments in mortgage dollar rolls also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the agreement term.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Fund's investment advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Low Duration Opportunities ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were mostly mutual funds) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Mortgage Securities Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Mortgage Securities Team and received a presentation from the Team at the April 24, 2017 meeting. The Board considered the Advisor's statement that it applies the same oversight model internally with its Mortgage Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs pursuing a low duration strategy and that most of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)


                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorized and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Low Duration Opportunities ETF it manages (the "Fund") in certain member states in the European economic area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2016, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $416,705. This figure is comprised of $79,025 paid (or to be paid) in fixed compensation and $337,680 paid (or to be paid) in variable compensation. There were a total of 15 beneficiaries of the remuneration described above. Those amounts include $40,424 paid (or to be paid) to senior management of First Trust Advisors L.P. and $376,281 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Fund managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Fund managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivizes and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,             AND YEAR FIRST                                                 FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND             ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term    Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                        Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception    Limited Partnership (June 1992 to
  Suite 400                                          December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                    (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                        (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises                      151        Director of Trust
c/o First Trust Advisors L.P.                        (Financial and Management Consulting)                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception    Harapan Educational Foundation                              Transport Inc.
 Suite 400                                           (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                    President  and Chief Executive Officer                      May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products
                                                     and Services); President and Chief
                                                     Executive Officer (June 2012 to September
                                                     2014), Dew Learning LLC (Educational
                                                     Products and Services); President (June
                                                     2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term    Chief Executive Officer, First Trust             151        None
Chairman of the Board                                Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception    Portfolios L.P.; Chairman of the
  Suite 400                                          Board of Directors, BondWave LLC
Wheaton, IL 60187                                    (Software Development Company)
D.O.B.: 09/55                                        and Stonebridge Advisors LLC
                                                     (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to Present), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present), and
                                                                            BondWave LLC (Software Development
                                                                            Company)and (Stonebridge Advisors LLC
                                                                            (Investment Advisor

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 o July 2016 ), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC and Secretary of
Wheaton, IL 60187                                                           Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust SSI Strategic Convertible Securities ETF (FCVT)


Annual Report
For the Year Ended
October 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  5
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 11
Statement of Operations...................................................... 12
Statement of Changes in Net Assets........................................... 13
Financial Highlights......................................................... 14
Notes to Financial Statements................................................ 15
Report of Independent Registered Public Accounting Firm...................... 21
Additional Information....................................................... 22
Board of Trustees and Officers............................................... 30
Privacy Policy............................................................... 32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or SSI Investment Management Inc. ("SSI" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust SSI Strategic Convertible Securities ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

The First Trust SSI Strategic Convertible Securities ETF (the "Fund") is an actively managed exchange-traded fund that seeks to deliver total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a diversified portfolio of U.S. and non-U.S. convertible securities. The Fund is non-diversified. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FCVT."

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2017
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL            CUMULATIVE
                                                                                            TOTAL RETURNS           TOTAL RETURNS
                                                                        1 Year Ended    Inception (11/3/2015)    Inception (11/3/15)
                                                                          10/31/17           to 10/31/17             to 10/31/17
FUND PERFORMANCE
NAV                                                                        17.29%               9.79%                  20.44%
Market Price                                                               17.02%               9.88%                  20.63%

INDEX PERFORMANCE
ICE BofAML All US Convertibles Index (1)                                   18.13%              10.01%                  20.93%
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective October 22, 2017, the index name changed from BofA Merill Lynch All US Convertibles Index to ICE BofAML All US Convertibles Index.

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


-----------------------------------------------------------
                                                % OF TOTAL
SECTOR ALLOCATION                               INVESTMENTS
-----------------------------------------------------------
Information Technology                             34.9%
Health Care                                        16.7
Consumer Discretionary                             14.2
Financials                                         11.9
Industrials                                         7.1
Real Estate                                         5.0
Materials                                           2.8
Utilities                                           2.3
Consumer Staples                                    1.7
Telecommunication Services                          1.7
Energy                                              1.7
                                                 --------
   Total                                          100.0%
                                                 ========

-----------------------------------------------------------
                                                % OF TOTAL
TOP TEN HOLDINGS                                INVESTMENTS
-----------------------------------------------------------
Wells Fargo & Co., Series L                         2.7%
Mandatory Exchangeable Trust                        2.4
Intel Corp., 8/01/39                                2.3
Bank of America Corp., Series L                     2.2
Micron Technology, Inc., Series F, 2/15/33          2.2
Microchip Technology, Inc., 2/15/25                 2.0
VeriSign, Inc., 8/15/37                             2.0
Priceline Group, Inc./The, 9/15/21                  1.8
Allergan PLC, Series A                              1.6
Microchip Technology, Inc., 2/15/27                 1.6
                                                 --------
   Total                                           20.8%
                                                 ========

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  NOVEMBER 3, 2015 - OCTOBER 31, 2017

            First Trust SSI Strategic     ICE BofAML All US
            Convertible Securities ETF    Convertibles Index
11/3/15              $10,000                   $10,000
4/30/16                9,807                     9,612
10/31/16              10,268                    10,237
4/30/17               11,190                    11,314
10/31/17              12,044                    12,094

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 4, 2015 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/4/15 - 10/31/16        77              60              12            16
11/1/16 - 10/31/17       149              47               3             2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/4/15 - 10/31/16        59              16               7             3
11/1/16 - 10/31/17        44               7               0             0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust SSI Strategic Convertible Securities ETF (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

SSI INVESTMENT MANAGEMENT INC.

SSI Investment Management Inc. ("SSI" or the "Sub-Advisor") is the sub-advisor to the Fund and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.

                           PORTFOLIO MANAGEMENT TEAM

GEORGE M. DOUGLAS - CFA, CHIEF INVESTMENT OFFICER, PRINCIPAL
RAVI MALIK - CFA, PORTFOLIO MANAGER, PRINCIPAL
MICHAEL J. OPRE - CFA, PORTFOLIO MANAGER
FLORIAN EITNER - CFA, PORTFOLIO MANAGER ETHAN GANZ - PORTFOLIO MANAGER

                                   COMMENTARY

MARKET RECAP

During the 12-month period ending October 31, 2017, escalating tensions with North Korea and a series of devastating storms failed to have a lasting impact on the economy or financial markets. U.S. gross domestic product ("GDP") expanded by an annualized rate of 3.1% in the second quarter and is expected to grow an annualized rate of over 2.5% in the second half of 2017. Earnings growth remains on track with a 6.2% blended growth rate for the third quarter and 15% estimated growth for 2018. Credit markets remain healthy with high yield spreads narrowing by 139 basis points during the period. Ten-year treasury yields rose by 55 basis points ("bps") to 2.38%, though signs of inflation remain scant.

Within the convertible market, Technology, Transportation and Consumer Discretionary sectors generated significant gains, while Energy and Telecommunications sectors suffered declines over the 12-month period. Convertibles with large-cap oriented underlying stocks outperformed as did equity alternatives convertibles. We believe the convertible market remains healthy as evidenced by the more than $45 billion in new issuance for the year.

For the 12 months ended October 31, 2017, convertible performance was driven by strong equity and high-yield markets. The S&P 500(R) Index (the "Index") advanced 23.6% and the Bloomberg Barclays High Yield Index rose 8.57%. Fixed income was essentially flat with the Bloomberg Barclays US Aggregate Bond Index up 0.9% for the reporting period.

FUND PERFORMANCE

On a one-year trailing basis (as of October 31, 2017), the Fund generated a gain of 17.29% based on net asset value ("NAV"). This slightly trailed the return of the benchmark, the ICE BofAML All US Convertibles Index (VXA0) which returned 18.13% for the reporting period and captured 73% of the upside of the Index.

The Technology sector made the largest contribution to portfolio returns on both a relative and absolute basis. Semiconductor companies including Micron (MU), Lam Research (LRCX) and Microchip (MCHP) benefited from strong demand and merger synergies. Alibaba (BABA) outperformed due to positive business trends and increased earnings forecasts. While aiding absolute portfolio returns, the Consumer Discretionary sector was the largest detractor on a relative basis due primarily to underweight positions in the securities of auto maker, Tesla, Inc.
(TSLA) and home furnishings company, RH (RH).

INVESTMENT OUTLOOK

We believe the outlook for the equity market remains constructive with improving economic activity and strong earnings growth supporting valuations. Although rates remain low, we believe investors are concerned about the impact of potentially higher rates and a less accommodative Federal Reserve. In recent weeks, optimism around the prospects for a meaningful tax plan has risen.

We believe the geopolitical environment continues to pose challenges with North Korea as the biggest concern. In this regard, our view is that convertibles continue to offer an attractive combination of upside participation and downside protection.

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust SSI Strategic Convertible Securities ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017        PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
Actual                                               $1,000.00          $1,076.30             0.95%             $4.97
Hypothetical (5% return before expenses)             $1,000.00          $1,020.42             0.95%             $4.84

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS - 78.1%

                  AEROSPACE & DEFENSE - 1.3%
$        333,000  Aerojet Rocketdyne Holdings, Inc. (a)...........................     2.25%        12/15/23     $       461,413
         270,000  RTI International Metals, Inc...................................     1.63%        10/15/19             299,531
                                                                                                                 ---------------
                                                                                                                         760,944
                                                                                                                 ---------------
                  AIR FREIGHT & LOGISTICS - 1.4%
         265,000  Air Transport Services Group, Inc. (a)..........................     1.13%        10/15/24             277,753
         480,000  Atlas Air Worldwide Holdings, Inc...............................     2.25%        06/01/22             561,000
                                                                                                                 ---------------
                                                                                                                         838,753
                                                                                                                 ---------------
                  AUTOMOBILES - 2.1%
         740,000  Tesla, Inc......................................................     0.25%        03/01/19             806,137
         370,000  Tesla, Inc......................................................     1.25%        03/01/21             413,475
                                                                                                                 ---------------
                                                                                                                       1,219,612
                                                                                                                 ---------------
                  BIOTECHNOLOGY - 2.4%
         120,000  BioMarin Pharmaceutical, Inc....................................     1.50%        10/15/20             136,725
         233,000  Clovis Onocology, Inc...........................................     2.50%        09/15/21             338,432
         374,000  Ionis Pharmaceuticals, Inc......................................     1.00%        11/15/21             421,919
         449,000  Neurocrine Biosciences, Inc. (a)................................     2.25%        05/15/24             515,508
                                                                                                                 ---------------
                                                                                                                       1,412,584
                                                                                                                 ---------------
                  CHEMICALS - 0.6%
         290,000  RPM International, Inc..........................................     2.25%        12/15/20             338,575
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT - 1.7%
         299,000  Lumentum Holdings, Inc. (a).....................................     0.25%        03/15/24             380,478
         145,000  Palo Alto Networks, Inc.........................................      (b)         07/01/19             202,819
         375,000  Viavi Solutions, Inc............................................     0.63%        08/15/33             393,281
                                                                                                                 ---------------
                                                                                                                         976,578
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING - 0.4%
         180,000  Dycom Industries, Inc...........................................     0.75%        09/15/21             209,925
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS - 0.8%
         460,000  Cemex SAB de CV.................................................     3.75%        03/15/18             489,613
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.7%
         360,000  II-VI, Inc. (a).................................................     0.25%        09/01/22             421,200
         325,000  OSI Systems, Inc. (a)...........................................     1.25%        09/01/22             342,875
         139,000  Vishay Intertechnology, Inc.....................................     2.25%        11/15/40             240,818
                                                                                                                 ---------------
                                                                                                                       1,004,893
                                                                                                                 ---------------
                  ENERGY EQUIPMENT & SERVICES - 0.4%
         201,000  Weatherford International Ltd...................................     5.88%        07/01/21             203,261
                                                                                                                 ---------------
                  EQUITY REAL ESTATE INVESTMENT TRUSTS - 2.6%
         385,000  Colony NorthStar, Inc...........................................     3.88%        01/15/21             389,091
         250,000  Empire State Realty OP LP (a)...................................     2.63%        08/15/19             274,063
         470,000  Extra Space Storage LP (a)......................................     3.13%        10/01/35             513,181
         275,000  Starwood Waypoint Homes.........................................     3.00%        07/01/19             340,656
                                                                                                                 ---------------
                                                                                                                       1,516,991
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
         478,000  Insulet Corp....................................................     1.25%        09/15/21             569,417
         171,000  NuVasive, Inc...................................................     2.25%        03/15/21             198,788
         226,000  Quidel Corp.....................................................     3.25%        12/15/20             330,525
         610,000  Wright Medical Group, Inc.......................................     2.00%        02/15/20             663,375
                                                                                                                 ---------------
                                                                                                                       1,762,105
                                                                                                                 ---------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)

                  HEALTH CARE PROVIDERS & SERVICES - 2.3%
$        145,000  Anthem, Inc.....................................................     2.75%        10/15/42     $       415,425
         460,000  Molina Healthcare, Inc..........................................     1.63%        08/15/44             570,112
         315,000  Teladoc, Inc. (a)...............................................     3.00%        12/15/22             340,397
                                                                                                                 ---------------
                                                                                                                       1,325,934
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY - 0.5%
         230,000  Medidata Solutions, Inc.........................................     1.00%        08/01/18             306,619
                                                                                                                 ---------------
                  HOTELS, RESTAURANTS & LEISURE - 1.0%
         157,000  Caesars Entertainment Corp......................................     5.00%        10/01/24             308,898
         284,000  China Lodging Group, Ltd. (c)...................................     0.38%        11/01/22             288,356
                                                                                                                 ---------------
                                                                                                                         597,254
                                                                                                                 ---------------
                  HOUSEHOLD DURABLES - 0.9%
         466,000  KB Home.........................................................     1.38%        02/01/19             525,124
                                                                                                                 ---------------
                  INTERNET & DIRECT MARKETING RETAIL - 4.9%
         340,000  Ctrip.com International Ltd.....................................     1.00%        07/01/20             370,388
         585,000  Liberty Expedia Holdings, Inc. (a)..............................     1.00%        06/30/47             599,625
         206,000  Priceline Group, Inc./The.......................................     1.00%        03/15/18             415,862
         285,000  Priceline Group, Inc./The.......................................     0.35%        06/15/20             424,650
         870,000  Priceline Group, Inc./The.......................................     0.90%        09/15/21           1,039,650
                                                                                                                 ---------------
                                                                                                                       2,850,175
                                                                                                                 ---------------
                  INTERNET SOFTWARE & SERVICES - 5.7%
         510,000  Altaba, Inc.....................................................      (b)         12/01/18             702,525
         246,000  Envestnet, Inc..................................................     1.75%        12/15/19             265,065
         465,000  IAC FinanceCo., Inc. (a)........................................     0.88%        10/01/22             503,072
         363,000  VeriSign, Inc. (d)..............................................     4.70%        08/15/37           1,142,315
         429,000  Weibo Corp. (a).................................................     1.25%        11/15/22             448,305
         215,000  Zillow Group, Inc. (a)..........................................     2.00%        12/01/21             236,769
                                                                                                                 ---------------
                                                                                                                       3,298,051
                                                                                                                 ---------------
                  IT SERVICES - 0.6%
         250,000  Euronet Worldwide, Inc..........................................     1.50%        10/01/44             342,188
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES - 2.7%
         500,000  Illumina, Inc...................................................      (b)         06/15/19             536,562
         445,000  Illumina, Inc...................................................     0.50%        06/15/21             513,141
         400,000  QIAGEN N.V......................................................     0.38%        03/19/19             487,866
                                                                                                                 ---------------
                                                                                                                       1,537,569
                                                                                                                 ---------------
                  MACHINERY - 2.1%
         207,000  Greenbrier Cos., Inc./The (a)...................................     2.88%        02/01/24             243,095
         378,000  Navistar International Corp.....................................     4.75%        04/15/19             411,784
         400,000  Trinity Industries, Inc.........................................     3.88%        06/01/36             558,000
                                                                                                                 ---------------
                                                                                                                       1,212,879
                                                                                                                 ---------------
                  MEDIA - 5.4%
           3,000  CenterPoint Energy, Inc.........................................     3.40%        09/15/29             212,625
         850,000  DISH Network Corp...............................................     3.38%        08/15/26             918,531
         470,000  Liberty Interactive LLC (a).....................................     1.75%        09/30/46             533,156
         343,000  Liberty Media Corp.-Liberty Formula One (a).....................     1.00%        01/30/23             410,743
         455,000  Liberty Media Corp..............................................     1.38%        10/15/23             547,775
         398,000  Live Nation Entertainment, Inc..................................     2.50%        05/15/19             528,096
                                                                                                                 ---------------
                                                                                                                       3,150,926
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)

                  METALS & MINING - 0.8%
$        445,000  Royal Gold, Inc.................................................     2.88%        06/15/19     $       489,778
                                                                                                                 ---------------
                  MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 2.7%
         335,000  Blackstone Mortgage Trust, Inc..................................     5.25%        12/01/18             389,228
         259,000  Hannon Armstrong Sustainable Infrastructure Capital, Inc........     4.13%        09/01/22             264,342
         575,000  Starwood Property Trust, Inc....................................     4.55%        03/01/18             601,594
         311,000  Two Harbors Investment Corp.....................................     6.25%        01/15/22             325,772
                                                                                                                 ---------------
                                                                                                                       1,580,936
                                                                                                                 ---------------
                  OIL, GAS & CONSUMABLE FUELS - 0.5%
         320,000  Chesapeake Energy Corp. (a).....................................     5.50%        09/15/26             285,000
                                                                                                                 ---------------
                  PERSONAL PRODUCTS - 1.2%
         690,000  Herbalife Ltd...................................................     2.00%        08/15/19             715,016
                                                                                                                 ---------------
                  PHARMACEUTICALS - 1.1%
         360,000  Jazz Investments I Ltd..........................................     1.88%        08/15/21             371,700
         275,000  Medicines Co./The...............................................     2.75%        07/15/23             259,016
                                                                                                                 ---------------
                                                                                                                         630,716
                                                                                                                 ---------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 16.8%
         168,000  Advanced Micro Devices, Inc.....................................     2.13%        09/01/26             265,230
         268,000  Cypress Semiconductor Corp......................................     4.50%        01/15/22             361,130
         465,000  Integrated Device Technology, Inc...............................     0.88%        11/15/22             536,494
         440,000  Intel Corp. (d).................................................     3.49%        12/15/35             739,200
         605,000  Intel Corp......................................................     3.25%        08/01/39           1,317,012
         167,000  Lam Research Corp...............................................     1.25%        05/15/18             577,924
         630,000  Microchip Technology, Inc.......................................     1.63%        02/15/25           1,161,169
         730,000  Microchip Technology, Inc. (a)..................................     1.63%        02/15/27             922,994
         205,000  Microchip Technology, Inc. (a)..................................     2.25%        02/15/37             260,863
         315,000  Micron Technology, Inc., Series F...............................     2.13%        02/15/33           1,275,553
         100,000  Novellus Systems, Inc...........................................     2.63%        05/15/41             620,312
         465,000  ON Semiconductor Corp...........................................     1.00%        12/01/20             601,884
         580,000  Silicon Laboratories, Inc. (a)..................................     1.38%        03/01/22             698,175
         275,000  Teradyne, Inc. (a)..............................................     1.25%        12/15/23             397,547
                                                                                                                 ---------------
                                                                                                                       9,735,487
                                                                                                                 ---------------
                  SOFTWARE - 8.4%
         400,000  Citrix Systems, Inc.............................................     0.50%        04/15/19             491,500
         340,000  HubSpot, Inc. (a)...............................................     0.25%        06/01/22             384,200
         325,000  Nuance Communications, Inc......................................     1.00%        12/15/35             300,016
         177,000  Proofpoint, Inc.................................................     0.75%        06/15/20             228,883
         495,000  RealPage, Inc. (a)..............................................     1.50%        11/15/22             609,778
         255,000  Red Hat, Inc....................................................     0.25%        10/01/19             424,097
         330,000  salesforce.com, Inc.............................................     0.25%        04/01/18             507,787
         140,000  ServiceNow, Inc.................................................      (b)         11/01/18             240,450
         627,000  ServiceNow, Inc. (a)............................................      (b)         06/01/22             706,159
         230,000  Workday, Inc....................................................     0.75%        07/15/18             311,363
         635,000  Workday, Inc. (a)...............................................     0.25%        10/01/22             643,334
                                                                                                                 ---------------
                                                                                                                       4,847,567
                                                                                                                 ---------------
                  THRIFTS & MORTGAGE FINANCE - 0.9%
         360,000  LendingTree, Inc. (a)...........................................     0.63%        06/01/22             511,200
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS - 0.6%
         320,000  Kaman Corp. (a).................................................     3.25%        05/01/24             347,400
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                  DESCRIPTION                               COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
                  TRANSPORTATION INFRASTRUCTURE - 0.6%
$        300,000  Macquarie Infrastructure Corp...................................     2.88%        07/15/19     $       316,875
                                                                                                                 ---------------
                  TOTAL CONVERTIBLE CORPORATE BONDS............................................................       45,340,528
                  (Cost $40,781,158)                                                                             ---------------


                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE       MATURITY (e)        VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE PREFERRED SECURITIES - 20.8%

                  BANKS - 5.3%
             985  Bank of America Corp., Series L.................................     7.25%          (f)              1,277,506
             144  Huntington Bancshares, Inc./OH, Series A........................     8.50%          (f)                202,320
           1,195  Wells Fargo & Co., Series L.....................................     7.50%          (f)              1,565,450
                                                                                                                 ---------------
                                                                                                                       3,045,276
                                                                                                                 ---------------
                  CAPITAL MARKETS - 0.5%
           4,600  AMG Capital Trust II............................................     5.15%        10/15/37             280,600
                                                                                                                 ---------------
                  ELECTRIC UTILITIES - 1.3%
          10,700  NextEra Energy, Inc.............................................     6.37%        09/01/18             746,325
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.6%
           3,225  Belden, Inc.....................................................     6.75%        07/15/19             346,591
                                                                                                                 ---------------
                  EQUITY REAL ESTATE INVESTMENT TRUSTS - 2.3%
           4,165  American Tower Corp.............................................     5.50%        02/15/18             525,498
             550  Crown Castle International Corp., Series A......................     6.88%        08/01/20             603,240
           3,300  Welltower, Inc., Series I.......................................     6.50%          (f)                202,389
                                                                                                                 ---------------
                                                                                                                       1,331,127
                                                                                                                 ---------------
                  FOOD PRODUCTS - 0.5%
           2,625  Bunge Ltd.......................................................     4.88%          (f)                273,525
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
          15,700  Becton Dickinson and Co., Series A..............................     6.13%        05/01/20             891,289
                                                                                                                 ---------------
                  HEALTH CARE PROVIDERS & SERVICES - 1.4%
          14,800  Anthem, Inc.....................................................     5.25%        05/01/18             788,544
                                                                                                                 ---------------
                  INTERNET SOFTWARE & SERVICES - 2.4%
           6,575  Mandatory Exchangeable Trust (a)................................     5.75%        06/03/19           1,378,876
                                                                                                                 ---------------
                  MACHINERY - 1.2%
           6,400  Rexnord Corp., Series A.........................................     5.75%        11/15/19             368,256
           2,825  Stanley Black & Decker, Inc.....................................     5.38%        05/15/20             334,113
                                                                                                                 ---------------
                                                                                                                         702,369
                                                                                                                 ---------------
                  MULTI-UTILITIES - 0.6%
           7,150  Dominion Energy, Inc., Series A.................................     6.75%        08/15/19             374,159
                                                                                                                 ---------------
                  OIL, GAS & CONSUMABLE FUELS - 0.8%
           5,220  Hess Corp.......................................................     8.00%        02/01/19             288,144
           5,055  Kinder Morgan, Inc./DE, Series A................................     9.75%        10/26/18             190,068
                                                                                                                 ---------------
                                                                                                                         478,212
                                                                                                                 ---------------
                  PHARMACEUTICALS - 1.6%
           1,470  Allergan PLC, Series A..........................................     5.50%        03/01/18             946,224
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE       MATURITY (e)        VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
CONVERTIBLE PREFERRED SECURITIES (CONTINUED)

                  WIRELESS TELECOMMUNICATION SERVICES - 0.8%
           4,900  T-Mobile US, Inc................................................     5.50%        12/15/17     $       474,320
                                                                                                                 ---------------

                  TOTAL CONVERTIBLE PREFERRED SECURITIES.......................................................       12,057,437
                  (Cost $11,391,673)                                                                             ---------------

                  TOTAL INVESTMENTS - 98.9%....................................................................       57,397,965
                  (Cost $52,172,831) (g)

                  NET OTHER ASSETS AND LIABILITIES - 1.1%......................................................          618,328
                                                                                                                 ---------------
                  NET ASSETS - 100.0%..........................................................................  $    58,016,293
                                                                                                                 ===============

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by SSI Investment Management Inc., the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $13,647,159 or 23.5% of net assets.

(b)   Zero coupon security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such are valued at $288,356 or 0.5% of net assets.

(d) Multi-Step Coupon Bond - Coupon steps up or down at predetermined dates and rates. The interest rate shown reflects the rate in effect at October 31, 2017.

(e)   Stated maturity represents the mandatory conversion date.

(f)   Perpetual maturity.

(g) Aggregate cost for federal income tax purposes is $53,276,965. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,827,118 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $706,118. The net unrealized appreciation was $4,121,000.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2017           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Convertible Corporate Bonds*.......................     $    45,340,528    $            --    $    45,340,528    $            --
                                                        ---------------    ---------------    ---------------    ---------------
Convertible Preferred Securities:
   Capital Markets.................................             280,600                 --            280,600                 --
   Food Products...................................             273,525                 --            273,525                 --
   Internet Software & Services....................           1,378,876                 --          1,378,876                 --
   Other industry categories*......................          10,124,436         10,124,436                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Convertible Preferred Securities.............          12,057,437         10,124,436          1,933,001                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments..................................     $    57,397,965    $    10,124,436    $    47,273,529    $            --
                                                        ===============    ===============    ===============    ===============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 10                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value..................................................      $   57,397,965
Cash...................................................................             609,803
Receivables:
   Investment securities sold..........................................             350,702
   Interest............................................................             164,665
   Dividends...........................................................              54,555
                                                                             --------------
   Total Assets........................................................          58,577,690
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................             515,661
   Investment advisory fees............................................              45,736
                                                                             --------------
   Total Liabilities...................................................             561,397
                                                                             --------------
NET ASSETS.............................................................      $   58,016,293
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   53,404,523
Par value..............................................................              20,000
Accumulated net investment income (loss)...............................              67,382
Accumulated net realized gain (loss) on investments....................            (700,746)
Net unrealized appreciation (depreciation) on investments..............           5,225,134
                                                                             --------------
NET ASSETS.............................................................      $   58,016,293
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        29.01
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           2,000,002
                                                                             ==============
Investments, at cost...................................................      $   52,172,831
                                                                             ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Dividends..............................................................      $      450,334
Interest...............................................................            (772,100)
Other..................................................................                  30
                                                                             --------------
   Total investment income.............................................            (321,736)
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................             334,353
                                                                             --------------
   Total expenses......................................................             334,353
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................            (656,089)
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments................................             831,724
Net change in unrealized appreciation (depreciation) on investments....           5,026,409
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           5,858,133
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    5,202,044
                                                                             ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE PERIOD
                                                                                            11/3/2015 (a)
                                                                            YEAR ENDED         THROUGH
                                                                            10/31/2017        10/31/2016
                                                                          --------------    --------------
OPERATIONS:
Net investment income (loss)........................................      $     (656,089)   $     (116,376)
Net realized gain (loss)............................................             831,724            13,594
Net change in unrealized appreciation (depreciation)................           5,026,409           198,725
                                                                          --------------    --------------
Net increase (decrease) in net assets resulting from operations.....           5,202,044            95,943
                                                                          --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................            (614,176)          (92,041)
                                                                          --------------    --------------
Total distributions to shareholders.................................            (614,176)          (92,041)
                                                                          --------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................          47,282,482         7,560,373
Cost of shares redeemed.............................................          (1,418,332)               --
                                                                          --------------    --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions.....................................................          45,864,150         7,560,373
                                                                          --------------    --------------
Total increase (decrease) in net assets.............................          50,452,018         7,564,275

NET ASSETS:
Beginning of period.................................................           7,564,275                --
                                                                          --------------    --------------
End of period.......................................................      $   58,016,293    $    7,564,275
                                                                          ==============    ==============
Accumulated net investment income (loss) at end of period...........      $       67,382    $        3,843
                                                                          ==============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................             300,002                --
Shares sold.........................................................           1,750,000           300,002
Shares redeemed.....................................................             (50,000)               --
                                                                          --------------    --------------
Shares outstanding, end of period...................................           2,000,002           300,002
                                                                          ==============    ==============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 13

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   FOR THE PERIOD
                                                     YEAR          11/3/2015 (a)
                                                    ENDED             THROUGH
                                                  10/31/2017         10/31/2016
                                                --------------     --------------
Net asset value, beginning of period              $    25.21         $    25.00
                                                  ----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           (0.14)             (0.24)
Net realized and unrealized gain (loss)                 4.45               0.90
                                                  ----------         ----------
Total from investment operations                        4.31               0.66
                                                  ----------         ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.51)             (0.45)
                                                  ----------         ----------
Total distributions                                    (0.51)             (0.45)
                                                  ----------         ----------
Net asset value, end of period                    $    29.01         $    25.21
                                                  ==========         ==========
TOTAL RETURN (b)                                       17.29%              2.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $   58,016         $    7,564
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.95%              0.95% (c)
Ratio of net investment income (loss) to
   average net assets                                  (1.86)%            (2.34)% (c)
Portfolio turnover rate (d)                               56%                54%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2017


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker "FCVT" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio U.S. and non-U.S. convertible securities.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Convertible corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2017

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2017

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the year ended October 31, 2017 and the period ended October 31, 2016 was as follows:

Distributions paid from:                       2017               2016
Ordinary income..............................  $   614,176    $     92,041

As of October 31, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income................  $   359,203
Accumulated capital and other gain (loss)....      111,567
Net unrealized appreciation (depreciation)...    4,121,000

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2017

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended October 31, 2017, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the year ended October 31, 2017, the adjustments for the Fund were as follows:

                                  ACCUMULATED
           ACCUMULATED            NET REALIZED
          NET INVESTMENT          GAIN (LOSS)              PAID-IN
          INCOME (LOSS)          ON INVESTMENTS            CAPITAL
       --------------------   --------------------   --------------------
           $ 1,333,804           $ (1,333,804)               $ --


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

F. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

G. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained SSI Investment Management Inc. ("SSI" or the "Sub-Advisor"), to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2017

its management of the investment of the Fund's assets and will pay SSI for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $65,063,621 and $19,540,870, respectively.

For the year ended October 31, 2017, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                                OCTOBER 31, 2017


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF:

We have audited the accompanying statement of assets and liabilities of First Trust SSI Strategic Convertible Securities ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust SSI Strategic Convertible Securities ETF as of October 31, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the year ended October 31, 2017, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------     ----------------------------
                    32.98%                           38.21%


                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

BDC RISK. The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. Investments in BDCs may be subject to price volatility and lack of liquidity. Debt securities and preferred securities issued by BDCs may be rated below investment grade (referred to as "junk" bonds), including in the lowest possible rating category, or unrated. Shares of BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. Moreover, a shareholder of a BDC will indirectly bear its pro rata share of the fees and expenses incurred by the BDC in which it invests, including advisory fees. The BDCs held by the Fund may employ the use of leverage through borrowings or the issuance of preferred stock. This leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. The loss on a leveraged investment may far exceed the principal amount invested. Moreover, the use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so. Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive. For example, BDCs may invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy, and many of the debt instruments in which a BDC may invest will not be rated by a credit rating agency and may be below investment grade quality (referred to as "junk" bonds). A BDC's investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC's holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid securities at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions. BDCs that are not traded on an exchange may be less liquid than those that are traded on an exchange. An investment in BDCs may result in a complete loss of the investment.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying equity security or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The market values of convertible securities tend to decline as interest rates increase. However, a convertible security's market value also tends to reflect the market price of the equity security of the issuing company, particularly when the price of the equity security is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying equity security). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Moreover, there can be no assurance that convertible securities will provide current income prior to conversion because the issuers of the convertible securities may default on their obligations.

MANDATORY CONVERTIBLE SECURITIES ARE A SUBSET OF CONVERTIBLE SECURITIES. The conversion of such securities is not optional, and the conversion price at maturity is based solely upon the market price of the underlying equity security, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally are subject to a greater risk of loss of value than securities convertible at the option of the holder.

Contingent convertible securities (which generally provide for conversion under certain circumstances) are also a subset of convertible securities. They may have some of the characteristics of high yield bonds (referred to as "junk" bonds), while providing exposure to equity-like losses and volatility. Similar to mandatory convertible securities (and unlike traditional convertible securities), some contingent convertible securities provide for mandatory conversion under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Additionally, contingent convertible securities may contain features that limit an investor's ability to convert the security into the underlying equity security unless certain conditions are met. A typical feature may require that a security be convertible only when the sale price of the underlying common stock exceeds the conversion price by a specified percentage (e.g., the sale price of the common stock is greater than or equal to 130% of the conversion price) for a certain specified period of time (e.g., for at least 20 days during a span of 30 consecutive days in a month), or upon the occurrence of certain other specified conditions. Also, since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Additionally, some contingent convertible securities have characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security's par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security's par value. Moreover, various contingent convertible securities may contain features that limit an investor's ability to convert the security unless certain conditions are met.

The values of certain synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because such synthetic convertibles are composed of two or more separate securities or instruments, each with its own market value. In addition, if the value of the underlying equity security or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible securities created by other parties generally have economic characteristics similar to those of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument. Synthetic convertible securities may also be subject to additional liquidity risk and to the risks associated with derivatives.

CREDIT RISK. An issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if the Fund invests in "high yield" or "junk" securities; such securities involve greater risks than investment grade debt securities with similar maturities, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

DEBT SECURITIES RISK. An investment in the Fund involves risk associated with an investment in debt securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of swaps, options, futures contracts, forward contracts and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate,which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. The Fund may hold equity securities in its portfolio through direct investments in equity securities or upon conversion of a convertible security. The value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETNS RISK. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above the net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the sub-advisor of the Fund will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on Nasdaq which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

RESTRICTED SECURITIES RISK. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

WARRANTS RISK. The prices of warrants, which entitle the holder to purchase equity securities at specific prices for a certain period of time, do not necessarily move parallel to the prices of the underlying securities and likely fluctuate more than the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)


                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First SSI Strategic Convertible Securities ETF (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management Inc. (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs investing primarily in convertible securities and that the peer funds were either index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that none of the peer funds employed an advisor/sub-advisor management structure with an unaffiliated sub-advisor. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided the Board noted that the Fund underperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2016. The Board noted information provided by the Sub-Advisor on reasons for the Fund's underperformance.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements. Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

The Board considered the Sub-Advisor's statements that it has incurred materially more expenses related to the Fund than sub-advisory fees earned, that the Sub-Advisor's expenses relating to the Fund are expected to remain approximately the same in 2017 as they were in 2016 and that the Sub-Advisor is investing in its relationship with First Trust in hopes to generate net income in the future. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor utilizes soft dollars in connection with its management of the Fund's portfolio, as well as the Sub-Advisor's statement that the Fund produces very little soft dollar commissions. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                               Inc., ADM
  Suite 400                                                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                      151        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                       Company of
120 E. Liberty Drive,           o Since Inception                                                               Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                              Transport Inc.
  Suite 400                                         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term   Chief Executive Officer, First Trust             151        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer, BondWave LLC (Software Development
                                                                            Company) (January 2016 to Present) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)
                                                                            (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016 ), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC and Secretary,
Wheaton, IL 60187                                                           Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
SSI Investment Management Inc.
9440 Santa Monica Blvd, 8th Floor
Beverly Hills, California 90210

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Heitman Global Prime Real Estate ETF (PRME)

Annual Report
for the Year Ended
October 31, 2017

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 10
Statement of Operations...................................................... 11
Statement of Changes in Net Assets........................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 27
Privacy Policy............................................................... 29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Heitman Real Estate Securities LLC ("Heitman" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Heitman Global Prime Real Estate ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust Heitman Global Prime Real Estate
ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S. economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for 2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

First Trust Heitman Global Prime Real Estate ETF (the "Fund") is an actively managed exchange-traded fund that seeks to deliver long-term total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts ("REITs"), real estate operating companies ("REOCs") and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. The Fund will not invest directly in real estate. The Fund is non-diversified. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker symbol "PRME."

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL            CUMULATIVE
                                                                                           TOTAL RETURNS           TOTAL RETURNS
                                                                         1 Year Ended   Inception (11/11/15)    Inception (11/11/15)
                                                                           10/31/17         to 10/31/17             to 10/31/17
FUND PERFORMANCE
NAV                                                                         7.48%              3.58%                    7.18%
Market Price                                                                7.05%              3.32%                    6.64%

INDEX PERFORMANCE
FTSE EPRA/NAREIT Developed Index                                            7.13%              7.29%                   14.87%
------------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

-----------------------------------------------------------
                                                % OF TOTAL
SUB-INDUSTRY CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------------
Office REITs                                       20.7%
Retail REITs                                       18.8
Industrial REITs                                   14.1
Residential REITs                                  13.2
Real Estate Operating Companies                    11.9
Diversified Real Estate Activities                  9.2
Diversified REITs                                   7.3
Specialized REITs                                   2.5
IT Consulting & Other Services                      2.3
                                                 --------
     Total                                        100.0%
                                                 ========

-----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                 INVESTMENTS
-----------------------------------------------------------
AvalonBay Communities, Inc.                         8.2%
Prologis, Inc.                                      6.6
Equity Residential                                  5.0
Sun Hung Kai Properties Ltd.                        4.6
Federal Realty Investment Trust                     3.9
Hudson Pacific Properties, Inc.                     3.6
Swire Properties Ltd.                               3.5
Simon Property Group, Inc.                          3.4
First Capital Realty, Inc.                          2.9
GGP, Inc.                                           2.9
                                                 --------
     Total                                         44.6%
                                                 ========


               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   NOVEMBER 11, 2015 - OCTOBER 31, 2017

            First Trust Heitman Global        FTSE EPRA/NAREIT
              Prime Real Estate ETF           Developed Index
11/11/15             $10,000                      $10,000
4/30/16               10,474                       10,794
10/31/16               9,972                       10,723
4/30/17               10,365                       11,126
10/31/17              10,718                       11,487

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 12, 2015 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/12/15 - 10/31/16      106               5               0             0
11/1/16 - 10/31/17        32              10               1             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/12/15 - 10/31/16      123               8               2             0
11/1/16 - 10/31/17        68              103             31             7

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Heitman Global Prime Real Estate ETF (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Heitman Real Estate Securities LLC, a registered investment advisor (the "Sub-Advisor") located in Chicago, Illinois, serves as the sub-advisor to the Fund with responsibility for North America. Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmBH, each a registered investment advisor located in Hong Kong and Germany, respectively, and each an affiliate of the Sub-Advisor, serve as sub-sub-advisors to the Fund with responsibility for investments in the Asia-Pacific region and Europe.

                           PORTFOLIO MANAGEMENT TEAM

JERRY EHLINGER - MANAGING DIRECTOR OF THE SUB-ADVISOR AND LEAD PORTFOLIO
   MANAGER FOR NORTH AMERICAN PUBLIC REAL ESTATE SECURITIES
MARK ABRAMSON - MANAGING DIRECTOR OF HEITMAN INTERNATIONAL REAL ESTATE
   SECURITIES GMBH AND LEAD PORTFOLIO MANAGER FOR EUROPEAN PUBLIC REAL ESTATE SECURITIES(1)
JOHN WHITE - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER FOR ASIA-PACIFIC
   PUBLIC REAL ESTATE SECURITIES
JACQUES PERDRIX - SENIOR VICE PRESIDENT OF THE SUB-ADVISOR'S EUROPEAN PUBLIC
   REAL ESTATE SECURITIES GROUP
ANDREAS WELTER - SENIOR VICE PRESIDENT OF THE SUB-ADVISOR'S EUROPEAN PUBLIC
   REAL ESTATE EQUITY GROUP(2)

                                   COMMENTARY

MARKET RECAP

The close of the U.S. Presidential election period brought higher rates, a stronger dollar and higher expectations for economic growth. Real estate underperformed equities across the globe as expectations for higher rates have caused the more yield sensitive real estate sector to lag equity markets. However, real estate equities have been modestly positive over the past 12 months ending October 31, 2017, led by Europe where economic surprises have been the most positive. Manufacturing Purchasing Managers' Index ("PMI") data continues to come in strong across the region which is typically a good leading indicator for economic strength.

The outcome of the U.S. Presidential election as well as United Kingdom's decision to withdraw from the European Union created much uncertainty in 2016. Investors were not going to be caught off guard again and prepared for an extreme scenario. Following Emmanuel Macron's victory for the French presidency and the subsequent legislative election that gave him a solid majority to act on structural reforms, the markets saw a very strong relief rally. This was buoyed by continued strong economic data as Europe has been the top performing economy of the major developed countries.

Europe led the way on the growth front with continued broad-based acceleration in economic data pushing growth above trend. Though Angela Merkel won her fourth term as German chancellor, the rise of a far right party gaining more votes than expected highlights the continued groundswell in populism globally.

The third quarter was marked with numerous world issues that had the potential to roil the markets, from rising geopolitical tensions between the U.S. and North Korea to hurricanes to continued policy uncertainty, and yet the equity markets remained remarkably calm posting a modest gain. We believe the disconnect seems to stem from the fact that news headlines today are not enough to overcome the generally good economic data and wide open capital markets.

While there was minimal initial reaction to the Federal Reserve (the "Fed") raising rates for the fourth time in June, interest rates began to rise around the globe. This was the fourth such rise of 25 basis points ("bps") or more for the U.S. 10-year Treasury, yet the overall rate remains below where it started the fiscal period.


(1) Mr. Abramson ceased to be a portfolio manager of the Fund as of November 30, 2017.

(2)   Became a portfolio manager to the Fund as of November 30, 2017

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

PERFORMANCE ANALYSIS

For the 12-month period ended October 31, 2017, the Fund returned 7.48% based on net asset value ("NAV") versus the FTSE EPRA/NAREIT Developed Index which returned 7.13% over the same period. The Fund's relative outperformance was driven by positive selection effect in the United States. Asia and Europe both detracted from performance. In Asia, this was driven by currency effect early in the year. Europe's underperformance was driven by negative selection effect.

The biggest contribution to the positive selection effect in the United States came from the industrial sector. The Fund was overweight the industrial sector during the year, and it was the second best performing sector in the U.S. E-commerce growth continues to be a tailwind for the sector as more retailers invest in e-commerce to deliver packages faster to consumers. Within the industrial sector, the Fund was overweight Rexford Industrial Realty, one of the best performing stocks. Rexford owns high quality assets in coastal markets where retailers are investing in "last mile" delivery. These assets have seen demand surge recently and cap rates continue to compress. The second biggest source of outperformance in the U.S. came from the apartment sector. The Fund was overweight the sector, and it outperformed early in the year due to supply concerns late last year being overblown. The Fund also avoided the student housing sector which experienced an approximate 15% drawdown over the last 12 months due to slower rental growth and supply concerns.

Most of the underperformance in Asia came from the yen sell-off in late 2016. This was after the U.S Presidential election when yields across the globe rose and the U.S. dollar rallied. The 10-year government bond in Japan finally broke above 0% in November 2016. The Fund's weight in Japan was neutralized earlier this year. In Australia, selection effect was positive. This was driven by an underweight in Westfield Group. Westfield owns a large portfolio of malls in the United States, and the mall sector struggled over the last 12 months ending October 31, 2017 due to the growth of e-commerce and negative traffic.

In Europe, a large driver of the negative selection effect came from not owning the non-prime large cap German residential stocks. These stocks continue to perform well due to low yields and inflation along with compressing cap rates. The Fund was also overweight Swiss stocks in the portfolio. These stocks tend to be more defensive. Defensive stocks underperformed as macro data has been surprisingly good over the 12-month period which has led to outperformance in the more cyclical stocks in Europe.

OUTLOOK

The capital markets remain robust with widely available capital around the globe. Also, with positive property fundamentals, we expect the support for real estate capital values to continue.

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Heitman Global Prime Real Estate ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       NUMBER OF DAYS       SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017     IN THE PERIOD       PERIOD (a)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
Actual                                               $1,000.00          $1,034.00             0.95%              $4.87
Hypothetical (5% return before expenses)             $1,000.00          $1,020.42             0.95%              $4.84

(a) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), and multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS (A) - 76.1%

                  AUSTRALIA - 6.3%
           3,100  Goodman Group................................................................................  $        19,835
           5,082  GPT (The) Group..............................................................................           19,798
           7,915  Scentre Group................................................................................           24,352
                                                                                                                 ---------------
                                                                                                                          63,985
                                                                                                                 ---------------
                  FRANCE - 4.2%
             143  Gecina S.A...................................................................................           23,204
             113  ICADE........................................................................................            9,872
              39  Unibail-Rodamco SE...........................................................................            9,760
                                                                                                                 ---------------
                                                                                                                          42,836
                                                                                                                 ---------------
                  IRELAND - 2.4%
          13,940  Hibernia REIT PLC............................................................................           23,951
                                                                                                                 ---------------
                  JAPAN - 5.4%
               3  Activia Properties, Inc......................................................................           11,741
               6  Hulic Reit, Inc..............................................................................            8,364
               5  Nippon Building Fund, Inc....................................................................           24,097
               5  Nippon Prologis REIT, Inc....................................................................           10,501
                                                                                                                 ---------------
                                                                                                                          54,703
                                                                                                                 ---------------
                  SINGAPORE - 2.0%
          12,763  Frasers Centrepoint Trust....................................................................           20,318
                                                                                                                 ---------------
                  UNITED KINGDOM - 5.3%
             466  Derwent London PLC...........................................................................           16,562
           1,255  Shaftesbury PLC..............................................................................           16,502
          10,204  Tritax Big Box REIT PLC......................................................................           19,963
                                                                                                                 ---------------
                                                                                                                          53,027
                                                                                                                 ---------------
                  UNITED STATES - 50.5%
             580  Acadia Realty Trust..........................................................................           16,327
             209  Alexandria Real Estate Equities, Inc.........................................................           25,908
             455  AvalonBay Communities, Inc...................................................................           82,505
              53  Equinix, Inc.................................................................................           24,566
             744  Equity Residential...........................................................................           50,041
             321  Federal Realty Investment Trust..............................................................           38,687
           1,475  GGP, Inc.....................................................................................           28,703
           1,058  Hudson Pacific Properties, Inc...............................................................           35,782
             477  JBG SMITH Properties.........................................................................           14,887
             339  Kilroy Realty Corp...........................................................................           24,147
           1,968  New York REIT, Inc...........................................................................           14,858
           1,021  Prologis, Inc................................................................................           65,936
             856  Rexford Industrial Realty, Inc...............................................................           25,415
             218  Simon Property Group, Inc....................................................................           33,862
             369  Vornado Realty Trust.........................................................................           27,623
                                                                                                                 ---------------
                                                                                                                         509,247
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          768,067
                  (Cost $773,817)                                                                                ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

OCTOBER 31, 2017

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (a) - 23.3%

                  CANADA - 2.9%
           1,855  First Capital Realty, Inc....................................................................  $        29,419
                                                                                                                 ---------------
                  HONG KONG - 8.0%
           2,796  Sun Hung Kai Properties Ltd..................................................................           45,731
          10,283  Swire Properties Ltd.........................................................................           34,732
                                                                                                                 ---------------
                                                                                                                          80,463
                                                                                                                 ---------------
                  JAPAN - 4.6%
           1,005  Mitsubishi Estate Co., Ltd...................................................................           18,079
           1,239  Mitsui Fudosan Co., Ltd......................................................................           28,615
                                                                                                                 ---------------
                                                                                                                          46,694
                                                                                                                 ---------------
                  NETHERLANDS - 2.3%
             440  InterXion Holding NV (b).....................................................................           23,491
                                                                                                                 ---------------
                  SPAIN - 2.0%
           2,110  Inmobiliaria Colonial Socimi S.A.............................................................           20,078
                                                                                                                 ---------------
                  SWEDEN - 2.8%
           1,334  Fabege AB....................................................................................           28,173
                                                                                                                 ---------------
                  SWITZERLAND - 0.7%
              76  Swiss Prime Site AG..........................................................................            6,487
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................          234,805
                  (Cost $210,870)                                                                                ---------------

                  TOTAL INVESTMENTS - 99.4%....................................................................        1,002,872
                  (Cost $984,687) (c)
                  NET OTHER ASSETS AND LIABILITIES - 0.6%......................................................            5,603
                                                                                                                 ---------------
                  NET ASSETS - 100.0%..........................................................................  $     1,008,475
                                                                                                                 ===============

-----------------------------

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $994,579. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $56,034 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $47,741. The net unrealized appreciation was $8,293.


Page 8                  See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2017           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Real Estate Investment Trusts*.....................     $       768,067    $       768,067    $            --    $            --
Common Stocks*.....................................             234,805            234,805                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments..................................     $     1,002,872    $     1,002,872    $            --    $            --
                                                        ===============    ===============    ===============    ===============

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

-----------------------------------------
CURRENCY EXPOSURE             % OF TOTAL
DIVERSIFICATION               INVESTMENTS
-----------------------------------------
United States Dollar             56.1%
Japanese Yen                     10.1
Euro                              8.7
Hong Kong Dollar                  8.0
Australian Dollar                 6.4
British Pound Sterling            5.3
Swedish Krona                     2.8
Singapore Dollar                  2.0
Swiss Franc                       0.6
                                -------
     Total                      100.0%
                                =======


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value......................................................  $    1,002,872
Cash.......................................................................           4,234
Foreign currency...........................................................              34
Receivables:
   Dividend reclaims.......................................................           1,236
   Dividends...............................................................             919
                                                                             --------------
   Total Assets............................................................       1,009,295
                                                                             --------------

LIABILITIES:
Payables:
   Investment advisory fees................................................             820
                                                                             --------------
   Total Liabilities.......................................................             820
                                                                             --------------
NET ASSETS.................................................................  $    1,008,475
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital............................................................  $    1,054,265
Par value..................................................................             500
Accumulated net investment income (loss)...................................           7,526
Accumulated net realized gain (loss) on investments and foreign
   currency transactions...................................................         (72,040)
Net unrealized appreciation (depreciation) on investments and foreign
   currency translation....................................................          18,224
                                                                             --------------
NET ASSETS.................................................................  $    1,008,475
                                                                             ==============
NET ASSET VALUE, per share.................................................  $        20.17
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..............................................          50,002
                                                                             ==============
Investments, at cost.......................................................  $      984,687
                                                                             ==============
Foreign currency, at cost (proceeds).......................................  $           34
                                                                             ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Dividends..................................................................  $       26,498
Foreign tax withholding....................................................          (1,460)
Other......................................................................              18
                                                                             --------------
   Total investment income.................................................          25,056
                                                                             --------------

EXPENSES:
Investment advisory fees...................................................           9,684
                                                                             --------------
   Total expenses..........................................................           9,684
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...............................................          15,372
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................         (24,109)
   In-kind redemptions.....................................................          51,256
   Foreign currency transactions...........................................             243
                                                                             --------------
Net realized gain (loss)...................................................          27,390
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................          39,000
   Foreign currency translation............................................             105
                                                                             --------------
Net change in unrealized appreciation (depreciation).......................          39,105
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................          66,495
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................  $       81,867
                                                                             ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR            PERIOD
                                                                                 ENDED            ENDED
                                                                               10/31/2017     10/31/2016 (a)
                                                                             --------------   --------------
OPERATIONS:
Net investment income (loss)...............................................  $       15,372   $       33,752
Net realized gain (loss)...................................................          27,390           33,894
Net change in unrealized appreciation (depreciation).......................          39,105          (20,881)
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations............          81,867           46,765
                                                                             --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................         (46,757)         (35,946)
                                                                             --------------   --------------
Total distributions to shareholders........................................         (46,757)         (35,946)
                                                                             --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..................................................       1,885,063        2,016,020
Cost of shares redeemed....................................................      (1,895,367)      (1,043,170)
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions................................................         (10,304)         972,850
                                                                             --------------   --------------
Total increase (decrease) in net assets....................................          24,806          983,669

NET ASSETS:
Beginning of period........................................................         983,669               --
                                                                             --------------   --------------
End of period..............................................................  $    1,008,475   $      983,669
                                                                             ==============   ==============
Accumulated net investment income (loss) at end of period..................  $        7,526   $       13,490
                                                                             ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period....................................          50,002               --
Shares sold................................................................         100,000          100,002
Shares redeemed............................................................        (100,000)         (50,000)
                                                                             --------------   --------------
Shares outstanding, end of period..........................................          50,002           50,002
                                                                             ==============   ==============

(a) Inception date is November 11, 2015, which is consistent with the commencement of investment operations and is the date the creation units were established


Page 12                 See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR           PERIOD
                                                    ENDED           ENDED
                                                  10/31/2017    10/31/2016 (a)
                                                --------------  --------------
Net asset value, beginning of period..........    $    19.67      $    20.16
                                                  ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................          0.31            0.40
Net realized and unrealized gain (loss) ......          1.13           (0.45)
                                                  ----------      ----------
Total from investment operations .............          1.44           (0.05)
                                                  ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................         (0.94)          (0.44)
                                                  ----------      ----------
Net asset value, end of period ...............    $    20.17      $    19.67
                                                  ==========      ==========
TOTAL RETURN (b)..............................          7.48%          (0.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........    $    1,008      $      984
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.95%           0.95% (c)
Ratio of net investment income (loss) to
   average net assets ........................          1.51%           2.10% (c)
Portfolio turnover rate (d)...................           104%             78%


(a) Inception date is November 11, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2017


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker "PRME" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to provide long-term total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts ("REITs"), real estate operating companies ("REOCs") and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, "Real Estate Securities"). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2017

1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2017

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividend received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

Distributions paid from:                          2017           2016

Ordinary income..............................  $    46,757    $    35,946
Capital gain.................................           --             --
Return of capital............................           --             --

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income................  $    13,829
Accumulated capital and other losses.........      (68,451)
Net unrealized appreciation (depreciation)...        8,332

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2017

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of October 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had $68,451 non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2017, the adjustments for the Fund were as follows:


                                 ACCUMULATED
           ACCUMULATED           NET REALIZED
          NET INVESTMENT         GAIN (LOSS)
          INCOME (LOSS)         ON INVESTMENTS       PAID-IN CAPITAL
       --------------------  --------------------  --------------------
             $25,421              $(49,005)              $23,584

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulations S-X was August 1, 2017, which resulted in no change to the financial statement. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018, to determine the impact to the Fund.

 H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2017

The Fund and First Trust have retained Heitman Real Estate Securities LLC ("Heitman" or the "Sub-Advisor") to serve as its investment sub-advisor and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (the "Sub-Sub-Advisors") to serve as the investment sub-sub-advisors. In this capacity, the Sub-Advisor is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio and overseeing the Sub-Sub-Advisors. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Heitman and its management of the investment of the Fund's assets and will pay Heitman for its services as the Fund's sub-advisor. The Sub-Sub-Advisors' fees are paid by the Sub-Advisor out of its sub-advisory fee. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $1,019,919 and $1,050,536, respectively.

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales were $1,916,871 and $1,917,236, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction fee is currently $700. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                                OCTOBER 31, 2017

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $700. The Fund reserves the right to affect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements, other than the following:

Effective November 30, 2017, Mark Abramson ceased to be a portfolio manager to the Fund. Jerry Ehlinger and John White continue to serve as portfolio managers to the Fund and are joined by two new portfolio managers, Jacques Perdrix and Andreas Welter.

OMAM (HFL) Inc., a Delaware corporation, will redeem its membership interests in Heitman LLC, the parent company of the Sub-Advisor and investment Sub-Sub-Advisors, pursuant to a Redemption Agreement (the "Transaction"). The Transaction is expected to close by early January 2018. The Transaction may be deemed to be an "assignment" (as defined in the 1940 Act) of (i) the investment sub-advisory agreement among the Trust, First Trust, as the Fund's investment advisor, and the Sub-Advisor; (ii) the investment sub-sub-advisory agreement among the Trust, First Trust, the Sub-Advisor and Heitman International Real Estate Securities HK Limited; and (iii) the investment sub-sub-advisory agreement among the Trust, First Trust, the Sub-Advisor and Heitman International Real Estate Securities GmbH (collectively, the "Sub Advisory Agreements"). As a result, the consummation of the Transaction would cause the Sub-Advisory Agreements to terminate in accordance with their terms. The Board of Trustees of the Trust recently approved an interim investment sub-advisory agreement and interim investment sub-sub-advisory agreements (collectively, the "Interim Agreements"), which will be entered into effective upon the closing of the Transaction and will continue in effect for a maximum period of 150 days. Furthermore, the Board of Trustees approved a new investment sub-advisory agreement and new investment sub-sub-advisory agreements (collectively, the "New Agreements") that will be submitted to shareholders of the Fund for approval and would take effect upon such shareholder approval. The New Agreements will be substantially similar to the Sub-Advisory Agreements. A special shareholder meeting of the Fund to vote on a proposal to approve the New Agreements is expected to be held in the first half of 2018. There can be no assurance that the shareholders of the Fund will vote to approve the New Agreements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Heitman Global Prime Real Estate ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Heitman Global Prime Real Estate ETF as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the period ended October 31, 2017, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------     ----------------------------
                      0%                             24.15%

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASIA INVESTMENT RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries, including China, have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CONCENTRATION RISK. The Fund is concentrated in REITs and/or real estate management and development companies. A fund concentrated in a single sector, industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

CYBERSECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EMERGING MARKETS RISK. Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE INVESTMENT RISK. The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on NYSE Arca. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on NYSE Arca at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

INTEREST RATE RISK. The Fund is subject to interest rate risk. Increases in interest rates typically coincide with higher investor required returns and can lower the present value of a REIT's future earnings stream if not met with a commensurate increase in growth.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the portfolio managers of the Fund will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

shares are trading on NYSE Arca which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. The Fund may invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including REITs and REOCs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. Small- and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on NYSE Arca in the event the Fund's assets are small or the Fund does not have enough shareholders.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT, SUB-INVESTMENT MANAGEMENT AGREEMENT, AND SUB-SUB-INVESTMENT MANAGEMENT AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Heitman Real Estate Securities LLC (the "Sub-Advisor") and the Investment Sub-Sub-Advisory Agreements (the "Sub-Sub-Advisory Agreements") among the Trust, on behalf of the Fund, the Advisor, the Sub-Advisor and each of Heitman International Real Estate Securities HK Limited ("Heitman HK") and Heitman International Real Estate Securities GmbH ("Heitman GmbH" and together with Heitman HK, the "Sub-Sub-Advisors"). The Sub-Sub-Advisory Agreements, the Sub-Advisory Agreement and the Advisory Agreement are collectively referred to as the "Agreements." The Board approved the continuation of the Agreements for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which were either mutual funds, closed-end funds or exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor, the Sub-Advisor and the Sub-Sub-Advisors; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and to the Sub-Advisor and the Sub-Sub-Advisors; and information on the Advisor's and the Sub-Advisor's (which included the Sub-Sub-Advisors) compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor; among the Trust, the Advisor and the Sub-Advisor; and among the Trust, the Advisor, the Sub-Advisor and each of Heitman HK and Heitman GmbH continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor, the Sub-Advisor and the Sub-Sub-Advisors manage the Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor and the Sub-Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the day-to-day management of the Fund's investments by the Sub-Advisor and the Sub-Sub-Advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's, the Sub-Sub-Advisors' and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor and the Sub-Sub-Advisors actively manage the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and the Sub-Sub-Advisors and considered the services that the Sub-Advisor and the Sub-Sub-Advisors provide to the Fund, including the day-to-day management of the Fund's investments by the Sub-Advisor and the Sub-Sub-Advisors. In considering the management of the Fund by the Sub-Advisor and the Sub-Sub-Advisors, the Board noted the background and experience of the Sub-Advisor's and the Sub-Sub-Advisors' portfolio management team and the Board's prior meetings with members of the portfolio management team. The Board noted the prior explanation by the Sub-Advisor of the reason for structuring the sub-advisory relationship with two sub-sub-advisors, noting that both Sub-Sub-Advisors are U.S. registered investment advisors that use the same Chief Compliance Officer as the Sub-Advisor, and that the structure was created so that the Sub-Advisor could achieve best execution by using its affiliates to execute certain portfolio transactions. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor and the Sub-Sub-Advisors, under the oversight of the Advisor, have managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee, and that the Sub-Advisor pays each of Heitman HK and Heitman GmbH a pro-rata portion of the sub-advisory fee received from the Advisor based on the proportion of assets managed by each. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs comparable to the Fund and that all but one of the peer funds were open-end mutual funds or closed-end funds. The Board also noted that none of the peer funds employed an unaffiliated advisor/sub-advisor or advisor/sub-advisor/sub-sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund (which includes the Sub-Sub-Advisors). The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided the Board noted that the Fund underperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2016. The Board noted information provided by the Sub-Advisor on reasons for the Fund's underperformance.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor and the Sub-Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statement that there are no meaningful economies of scale to be achieved in connection with providing sub-advisory and sub-sub-advisory services to the Fund. The Board considered the Advisor's confirmation that it is committed to supporting the Sub-Advisor and the Advisor's belief that the Sub-Advisor remains committed to the success of the Fund. The Board did not review the profitability of the Sub-Advisor or the Sub-Sub-Advisors with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee, and that the Sub-Advisor in turn pays the Sub-Sub-Advisors from its sub-advisory fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor and the Sub-Sub-Advisors from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor and its affiliates utilize research, research-related products and other brokerage services that may be obtained through soft dollar or commission sharing arrangements and that the Sub-Advisor may utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor and the Sub-Sub-Advisors were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,             AND YEAR FIRST                                                 FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND             ELECTED OR                PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o  Indefinite Term   Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                        Limited Partner Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception    Limited Partnership (June 1992 to
  Suite 400                                          December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                    (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term    President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                        (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term    President, Hibs Enterprises                      151        Director of Trust
c/o First Trust Advisors L.P.                        (Financial and Management Consulting)                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term    Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Inception    Harapan Educational Foundation                              Transport Inc.
  Suite 400                                          (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                    President and Chief  Executive Officer                      May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products
                                                     and Services); President and Chief
                                                     Executive Officer (June 2012 to September
                                                     2014), Dew Learning LLC (Educational
                                                     Products and Services); President (June
                                                     2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen,(1) Trustee,     o Indefinite Term    Chief Executive Officer, First Trust             151        None
Chairman of the Board                                Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception    Portfolios L.P.; Chairman of the
  Suite 400                                          Board of Directors, BondWave LLC
Wheaton, IL 60187                                    (Software Development Company)
D.O.B.: 09/55                                        and Stonebridge Advisors LLC
                                                     (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)

                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016 ), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC and Secretary of
Wheaton, IL 60187                                                           Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187.
D.O.B.: 11/70


-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

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


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


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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Heitman Real Estate Securities LLC
191 North Wacker Drive, Suite 2500
Chicago, IL 60606

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $288,700 for the fiscal year ended October 31, 2016 and $288,700 for the fiscal year ended October 31, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review $30,150 for the fiscal year ended October 31, 2016; and for tax return review and debt instrument tax analysis and reporting were $130,416 for the fiscal year ended October 31, 2017.

      Tax Fees (Investment Adviser) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's distributor were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Adviser) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through
(c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's distributor, other than the services reported in paragraphs (a) through

      (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:            Adviser and Distributor:
           -----------            ------------------------
             (b) 0%                        (b) 0%
             (c) 0%                        (c) 0%
             (d) 0%                        (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2016 were $30,150 for the registrant, $13,000 for the registrant's investment adviser and $31,500 for the registrant's distributor; and for the fiscal year ended October 31, 2017 were $130,416 for the registrant, $44,000 for the registrant's investment adviser and $63,900 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund IV
                ------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

* Print the name and title of each signing officer under his or her signature.